As Filed Electronically with the Securities and Exchange Commission on December 24, 2008
Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☑
Pre-Effective Amendment No. __ ☐
Post-Effective Amendment No. __ ☐
HIGHLAND CREDIT STRATEGIES FUND
(Exact Name of Registrant as Specified in Charter)

Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)
877-665-1287
(Registrant’s Area Code and Telephone Number)
James D. Dondero
Highland Credit Strategies Fund
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and Address of Agent for Service)

With copies to:
Gregory D. Sheehan, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
Calculation of Registration Fee Under the Securities Act of 1933:

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount Being	Offering Price Per	Aggregate Offering	Amount of
Being Registered	Registered (1)	Unit (1)	Price (1)	Registration Fee
Common Stock (par value $0.001)	9,750,000	$6.83 (2)	$66,592,500	$2,617.09

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Net asset value per share for common stock on December 19, 2008.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Highland Distressed Opportunities, Inc.
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
Special Meeting of Stockholders to be held February [     ], 2009
January [__], 2009
Dear Stockholder:
     You are being asked to vote on a proposed merger of Highland Distressed Opportunities, Inc. (“Acquired Fund”) into Highland Credit Strategies Fund (“Acquiring Fund” and together with the Acquired Fund, the “Funds”), as further described below. As a result of the merger, your common shares in the Acquired Fund will be converted to common shares of the Acquiring Fund (and cash in lieu of any fractional shares). The conversion will be done on the basis of the relative net asset values of the two Funds.
     The Board of Directors of the Acquired Fund has called a special meeting of stockholders of the Acquired Fund (the “Meeting”) to be held at [Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, Texas 75240,] on February [ ], 2009, at 8:00 a.m. Central Time, so that stockholders can vote on an Agreement and Plan of Merger and Liquidation (“Agreement”). The Agreement provides for the merger of Acquired Fund with and into HCF Acquisition LLC (“Merger Sub”), a Delaware limited liability company to be organized as a wholly owned subsidiary of the Acquiring Fund (the “Merger”), with Merger Sub being the surviving entity and pursuant to which common stockholders of Acquired Fund will receive shares of beneficial interest of Acquiring Fund (and cash in lieu of any fractional shares). Immediately after the Merger, Merger Sub will distribute its assets to Acquiring Fund, and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub (collectively with the Merger, the “Reorganization”). As a result of the Reorganization, each common stockholder of the Acquired Fund will become a common shareholder of the Acquiring Fund. The attached combined Proxy Statement and Prospectus includes detailed information about the proposed Reorganization and Agreement. After careful consideration, the Board of the Acquired Fund unanimously recommends that you support the Reorganization and vote “FOR” the proposed Agreement.
     The investment objective of the Acquired Fund is similar to that of the Acquiring Fund in that both emphasize capital appreciation and current income, although current income may be relatively more important for the Acquiring Fund and capital appreciation relatively more important for the Acquired Fund. In addition the Funds’ investment policies, strategies and risks are similar in that both invest a substantial portion of their assets in senior loans and below investment grade bonds. Highland Capital Management, L.P. is the investment adviser to each Fund.
     Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.
     It is important that your vote be received no later than the time of the Meeting.
Sincerely,
R. Joseph Dougherty
Chairman of the Board
Highland Distressed Opportunities, Inc.

IMPORTANT NOTICE
TO STOCKHOLDERS OF
HIGHLAND DISTRESSED OPPORTUNITIES, INC.
QUESTIONS & ANSWERS
Although we recommend that you read the complete Proxy Statement and Prospectus (“Proxy Statement/Prospectus”), we have provided for your convenience a brief overview of the proposals to be voted on at the special meeting of stockholders.
APPROVAL OF REORGANIZATION OF THE ACQUIRED FUND
Q: WHAT IS BEING PROPOSED AT THE STOCKHOLDER MEETING?
A: You are being asked to vote on a proposed merger of Highland Distressed Opportunities, Inc. (“Acquired Fund”) into Highland Credit Strategies Fund (“Acquiring Fund” and together with the Acquired Fund, the “Funds”), as further described below. As a result of the merger, your common shares in the Acquired Fund will be converted to common shares of the Acquiring Fund (and cash in lieu of any fractional shares). The conversion will be done on the basis of the relative net asset values of the two Funds. The proposed Reorganization involves the merger of Acquired Fund with and into HCF Acquisition LLC (“Merger Sub”), a Delaware limited liability company to be organized as a wholly owned subsidiary of Acquiring Fund, followed by the subsequent liquidation and dissolution of Merger Sub. Acquiring Fund is a closed-end fund that pursues a similar investment objective to that of the Acquired Fund and is managed by Highland Capital Management, L.P. (“Highland”), the same investment adviser as that of the Acquired Fund.
Q: WHY IS THE REORGANIZATION BEING RECOMMENDED?
A: The Board of Directors of the Acquired Fund has determined that the Reorganization should benefit its common stockholders. The Board of Trustees of the Acquiring Fund has determined that the Reorganization should benefit its common shareholders. The investment objective of the Acquired Fund and the Acquiring Fund are similar in that both emphasize capital appreciation and current income, although current income may be relatively more important for the Acquiring Fund and capital appreciation relatively more important for the Acquired Fund. Also the Funds seek to achieve their objectives in similar ways by investing a substantial portion of their assets in senior loans and below investment grade bonds. Each Fund is managed by the same investment adviser and has the same members on its Board.
In reaching this determination, the Board of Directors of the Acquired Fund also considered that if stockholders approve the Reorganization, the annual operating expenses of the combined Fund are expected to be lower than the Acquired Fund’s current annual operating expenses. This is primarily due to the Acquiring Fund’s lower advisory and administration fees and lack of an incentive fee. As of each Fund’s nine months ended September 30, 2008, the total annual operating expenses, including costs of leverage, as a percentage of average net assets, of the Acquired Fund and the Acquiring Fund were 9.12% and 3.70%, respectively. Assuming the Reorganization is approved, the estimated total annual operating expenses of the combined Fund would be 3.66% of average net assets and, with the contractual fee waivers currently in place, the estimated net annual operating expenses of the combined Fund would be 3.51% of average net assets.
The Proxy Statement/Prospectus contains further explanation of the reasons that the Boards of Directors/Trustees of the Funds unanimously recommend the Reorganization.
Q: HOW DOES THE ACQUIRING FUND’S INVESTMENT OBJECTIVE AND INVESTMENT STRATEGY DIFFER FROM MY FUND’S?
A: The Acquiring Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund’s investment objective is to provide both current income and capital appreciation. The Acquiring Fund invests at least 80% of its assets in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities. A significant portion of the Acquiring Fund’s assets may be invested in securities rated below investment grade (Ba/BB or lower), which are commonly referred to as “junk securities.” Both Funds have broad investment mandates that allow them to invest in many types of securities. The Acquiring Fund may also engage in short sales, while the Acquired Fund currently does not. See “Risk Factors and Special Considerations” for more information.
The Acquired Fund is a non-diversified, closed-end management investment company under the 1940 Act that has elected to be regulated as a business development company under the 1940 Act. The Acquired Fund’s investment objective is to provide total return generated by both capital appreciation and current income. The Acquired Fund invests primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies. The Acquired Fund seeks to achieve its objective by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments. Generally, distressed companies are those that (i) are facing financial or other difficulties and (ii) are or have been operating under the provisions of the U.S. Bankruptcy Code or other similar laws or, in the near future, may become subject to such provisions or otherwise be involved in a restructuring of their capital structure. The term “middle-market” refers to companies with annual revenues between $50 million and $1 billion. The term “unlisted” refers to companies not listed on a national securities exchange (for example, companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC would not be “listed” on a national securities exchange, although they may be considered “public” companies).
Both Funds invest a substantial portion of their assets in senior loans and below investment grade bonds. As of September 30, 2008, the Acquired Fund and the Acquiring Fund invested 85.4% and 84.5% of its assets, respectively, in senior loans and below investment grade bonds. In addition, as of September 30, 2008, 71.42% of the assets in the Acquired Fund’s portfolio represented issuers whose securities were also owned by the Acquiring Fund.
Q: HOW WILL THE REORGANIZATION AFFECT ME?
A: If stockholders approve the Reorganization and you are a holder of common stock of the Acquired Fund, you will receive newly issued common shares of the Acquiring Fund (and cash for any fractional common shares), the aggregate net asset value of which will equal the aggregate net asset value, taking into account the Acquired Fund’s proportionate share of the costs of the Reorganization, of the common stock you held immediately prior to the Reorganization. The Acquiring Fund common shares received by Acquired Fund common stockholders will trade on New York Stock Exchange and will likely trade at a discount from net asset value, which might be greater or less than the trading discount of the Acquired Fund’s common stock at the time of the closing of the Reorganization.
Q: WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?
A: You will pay no sales loads or commissions in connection with the Reorganization. However, part of the costs associated with the Reorganization will be borne by the Acquired Fund and thus indirectly by its common stockholders.
Q: WILL MY DIVIDENDS BE AFFECTED BY THE PROPOSED REORGANIZATION?
A: If you are a common stockholder of the Acquired Fund, you receive distributions, which may contain return of capital, on a quarterly basis. As shareholders of the Acquiring Fund, you will receive distributions, which may contain return of capital, on a monthly basis. The rate of a Fund’s distribution may vary from one distribution to another. The distribution is not guaranteed and maybe reduced or eliminated. The Acquiring Fund’s current yield as of September 30, 2008 on a net asset value basis is higher than that of the Acquired Fund.
The Acquiring Fund will not permit any holder of certificated common stock of the Acquired Fund at the time of the Reorganization to reinvest dividends or other distributions, transfer shares of the Acquiring Fund or pledge shares of the Acquiring Fund until the certificates for stock of the Acquired Fund have been surrendered to PNC Global Investment Servicing (U.S.) Inc. (“PNC”), the Acquiring Fund’s transfer agent, or, in the case of lost certificates, until an adequate surety bond has been posted. To obtain information on how to return your stock certificates for the Acquired Fund if and when the Reorganization is completed, please call PNC at 877-247-1888.
If a shareholder is not, for the reasons above, permitted to reinvest dividends or other distributions on shares of the Acquiring Fund, the Acquiring Fund will pay all such dividends and other distributions in cash, notwithstanding any election the shareholder may have made previously to reinvest dividends and other distributions on stock of the Acquired Fund.
Q: WILL I HAVE TO PAY ANY FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?
A: The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, stockholders of the Acquired Fund will not recognize gain or loss upon the conversion of their Acquired Fund shares solely into shares of the Acquiring Fund in connection with the Reorganization. However, stockholders of the Acquired Fund generally will recognize gain or loss with respect to any cash such holders receive pursuant to the Reorganization in lieu of the conversion of their Acquired Fund shares into fractional shares of Acquiring Fund to the extent any such cash received is greater or less (as the case may be) than the tax basis allocable to the fractional shares. Additionally, if the Reorganization so qualifies, the Acquired Fund will not recognize gain or loss directly as a result of the Reorganization. It is expected that a distribution or distributions of net income and net short-term and long-term capital gain will be made by the Acquired Fund shortly prior to the closing of the Reorganization, which generally will be taxable to Acquired Fund shareholders and neither the Acquiring Fund nor its shareholders will recognize any gain or loss directly in connection with the Reorganization. See “Federal Income Tax Consequences of the Reorganization” beginning on page 64.
Q: DO I HAVE THE RIGHT TO SEEK APPRAISAL OF THE “FAIR CASH VALUE” OF MY SHARES OF COMMON STOCK IF THE MERGER IS COMPLETED?
A: Yes. But, if you wish to exercise your appraisal rights, you must not vote in favor of adoption of the Agreement and Plan of Merger and Liquidation and approval of the Reorganization, and you must strictly follow all of the other requirements under Section 262 of the Delaware General Corporation Law (the “DGCL”), governing appraisal rights. In addition, you should note that it is a condition to closing that there have been no demands for appraisal made. This condition may be waived by the Board. However, the Board may choose not to waive the condition. If you comply with these requirements and if the Board chooses to waive the condition that no shareholder demand appraisal rights, you will have the right to receive the “fair cash value” of your shares, as determined under the DGCL, instead of the consideration provided in the Agreement and Plan of Merger and Liquidation. The amount you will receive if you exercise your appraisal rights may be less than, equal to or more than the amount that you would otherwise receive under the Agreement and Plan of Merger and Liquidation. See “Appraisal Rights” beginning on page 65 and Appendix D hereto.
Q: HOW DOES THE BOARD OF DIRECTORS OF THE ACQUIRED FUND SUGGEST THAT I VOTE?
A: After careful consideration, the Board of Directors of the Acquired Fund unanimously recommends that you vote “FOR” the proposed Reorganization.

GENERAL
Q: HOW DO I VOTE MY PROXY?
A: You may use the enclosed postage-paid envelope to mail your proxy card or you may attend the meeting in person. You may also vote by phone by calling the proxy solicitor at [                    ].
Q: WHO DO I CALL IF I HAVE QUESTIONS?
A: We will be pleased to answer your questions about this proxy solicitation. Please call [                    ] with any questions.

HIGHLAND DISTRESSED OPPORTUNITIES INC.
(the “Acquired Fund”)
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY [     ], 2009
This is the formal agenda for the Acquired Fund’s stockholder meeting. It tells you what matters will be voted on and the time and place of the meeting in case you want to attend in person.
To the stockholders of the Acquired Fund:
A stockholder meeting for the Acquired Fund will be held at [Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, Texas 75240,] on February ___, 2009, at 8:00 a.m. Central Time, to consider the following:
1.	A proposal to approve an Agreement and Plan of Merger and Liquidation among Highland Distressed Opportunities, Inc. (the “Acquired Fund”), Highland Credit Strategies Fund (the “Acquiring Fund”) and HCF Acquisition LLC, a wholly owned subsidiary of the Acquiring Fund (“Merger Sub”), pursuant to which the Acquired Fund will merge with and into Merger Sub (the “Merger”) with Merger Sub being the surviving entity and the common stockholders of Acquired Fund receiving shares of beneficial interest of Acquiring Fund (and cash in lieu of any fractional shares); the Acquired Fund will withdraw its election to be regulated as a business development company; immediately after the Merger, Merger Sub will distribute its assets to Acquiring Fund and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub. The Board of Directors of the Acquired Fund unanimously recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting or any adjournment thereof.
Stockholders of record as of the close of business on                     , 2009, are entitled to vote at the meeting or any adjournment thereof. Stockholders of to the Acquired Fund are entitled to appraisal rights under Section 262 of the Delaware General Corporation Law in connection with the Reorganization. However, it is a condition to closing that there have been no demands for appraisal made. This condition may be waived by the Board.
Your attention is called to the accompanying Proxy Statement and Prospectus. Regardless of whether you plan to attend the meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY so that a quorum will be present and your shares may be voted. You may also vote by calling the proxy solicitor at [                    ]. If you are present at the meeting, you may change your vote, if desired, at that time.
YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR BY TELEPHONE. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY CALLING THE NUMBER ON THE PROXY CARD. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY.

By order of the Boards of Directors, M. Jason Blackburn Secretary

Dated: January [     ], 2009

PROXY STATEMENT of
Highland Distressed Opportunities, Inc.
(the “Acquired Fund”)
And
PROSPECTUS for
Common Shares of
Highland Credit Strategies Fund
(the “Acquiring Fund”)
The address of the Acquired Fund and the Acquiring Fund (each, a “Fund”) is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. The telephone number of the Acquired Fund is 1-877-247-1888 and the Acquiring Fund is 1-877-665-1287.
This Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) contains the information stockholders of the Acquired Fund should know before voting on the proposed Reorganization. Please read it carefully and retain it for future reference. For ease of reading, “shares” and “shareholders” has been used in certain places in the Proxy Statement/Prospectus to describe, respectively, the stock of the Acquired Fund and holders of stock of the Acquired Fund.
The Acquired Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act and has elected to be regulated as a business development company under the 1940 Act. The Acquiring Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. The Acquired Fund’s investment objective is to provide total return generated by both capital appreciation and current income. The Acquiring Fund’s investment objective is to provide both current income and capital appreciation.
How the Reorganization Will Work
▪	The Reorganization, which was structured based on advice of counsel will work as follows. Pursuant to the Reorganization, Acquired Fund will merge with and into HCF Acquisition LLC (“Merger Sub”), a wholly owned subsidiary of the Acquiring Fund (the “Merger”), with Merger Sub being the surviving entity and the separate corporate existence of Acquired Fund shall thereupon cease. Common stockholders of Acquired Fund will receive shares of beneficial interest, with $0.001 par value, of Acquiring Fund (the “Merger Shares”) (and cash in lieu of any fractional shares) having an aggregate net asset value equal to the value of assets of Acquired Fund on the Valuation Date less the value of the liabilities of Acquired Fund on such Valuation Date.

▪	Immediately after the Merger, Merger Sub will distribute its assets to Acquiring Fund, and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub.

▪	In connection with the merger, the Acquired Fund will withdraw its election to be regulated as a business development company under the 1940 Act, and by approving the Reorganization shareholder are also approving such withdrawal.

▪	Prior to the Merger, Acquired Fund will declare and pay to its stockholders a dividend or dividends and/or other distribution in an amount such that it will have distributed all of its net investment income and net long-term and short-term capital gains (if any), as described in Section 8(k) of the Agreement.

▪	The Reorganization is conditioned upon the approval of its shareholders. If the Reorganization is not approved by the Acquired Fund’s shareholders, the Fund will continue to exist and its Board of Directors will consider what additional action, if any, to take.

▪	It is intended that the Reorganization will be a tax-free reorganization for U.S. federal income tax purposes. This means that no gain or loss is expected to be recognized by the Acquired Fund or its stockholders directly as a result of the Reorganization, except, however, that stockholders of the Acquired Fund may recognize gain or loss with respect to cash such holders receive pursuant to the Reorganization in lieu of fractional shares of Acquiring Fund. Since the Reorganization will end the tax year of the Acquired Fund, it will accelerate distributions of any dividends from the Acquired Fund to its stockholders. Specifically, the Acquired Fund will recognize any net investment company taxable income and any net capital gains in the short taxable year ending on the date of the Reorganization, and will declare and pay a distribution or distributions of such income and such gains to its shareholders on or before that date. Any such distribution or distributions generally will be taxable to stockholders receiving such distribution or distributions. For more information about the U.S. federal income tax consequences of the Reorganization, see “Federal Income Tax Consequences of the Reorganization.”
Rationale for the Reorganization
The Board of Directors of the Acquired Fund and the Board of Trustees of the Acquiring Fund (each a “Board”) believes that the Reorganization of the Acquired Fund into the Acquiring Fund, a fund with a similar investment objective and having a combined portfolio with greater assets, offers you potential benefits. These potential benefits and Board considerations include:
•	Economies of Scale in Expenses. A combined Fund offers economies of scale that may lead to a reduction in operating expenses. Due to the combined Fund’s lower management fee, lower administration fee, no incentive fee, lower interest expense due to lower leverage and elimination of overlapping expenses, the estimated annual operating expenses of the combined Fund are expected to be lower than the current annual operating expenses of the Acquired Fund. Each Fund incurs New York Stock Exchange (“NYSE”) listing fees, costs for legal, auditing, and custodial services, and miscellaneous fees. Additionally, the Acquired Fund incurs expenses related to Sarbanes-Oxley implementation that the Acquiring Fund does not and that the combined Fund would not incur. Many of these expenses overlap and there may be an opportunity to reduce them over time if the Funds are combined.

•	Exchange of Common Shares at Net Asset Value (“NAV”). On its closing date, the Reorganization will result in the Acquired Fund shareholders receiving shares of beneficial interest the Acquiring Fund and cash (in lieu of fractional shares) based on the Acquired Fund’s NAV (i.e., the shareholder of Acquired Fund will receive its common shares of the Acquiring Fund and cash (in lieu of fractional shares) with an aggregate NAV equal to the value of the Acquired Fund shares held immediately before the Valuation Time for the Merger). Because the Acquiring Fund historically has traded at a greater premium or narrower discount than the Acquired Fund since inception of the Acquired Fund, Acquired Fund stockholders would receive shares of the Acquiring Fund, which based on historical trading, may potentially trade at a narrower discount than shares of the Acquired Fund.

•	Enhanced Common Share Liquidity. Following the Reorganization, the substantially larger trading market in the common shares of the Acquiring Fund, as compared to that of the Acquired Fund prior to the Reorganization, may provide Acquired Fund shareholders with enhanced market liquidity. Trading discounts can result from many different factors, however, and there is no assurance that the Acquiring Fund will continue to trade at a smaller discount to NAV.

•	Increased Asset Size. The Acquiring Fund will obtain additional assets without incurring underwriting expenses and other transaction expenses associated with offering new shares. In addition, the Acquiring Fund is obtaining the additional portfolio securities of the Acquired Fund without the commensurate brokerage costs, dealer spreads or other trading expenses. It is also obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities. However, the increase in Acquiring Fund shares as a result of the Reorganization may also cause Acquiring Fund shares to trade at a larger discount from NAV. Because shareholders of the Acquired Fund will receive Acquiring Fund shares, Acquired Fund shareholders may share in these potential benefits.

•	Portfolio Management Efficiencies. The Reorganization would permit Acquired Fund shareholders to pursue similar investment goals in a larger fund. The greater asset size of the combined Fund may allow the combined Fund, relative to the Acquired Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

•	Shareholders’ Ability to Margin. Stocks that trade below $5.00 are not currently marginable. Since the Acquired Fund currently trades below $5.00 per share, and the Acquiring Fund trades above $5.00 per share, if the Reorganization is approved, Acquired Fund shareholders would receive shares of the Acquiring Fund that would then be marginable (based on current market prices). Additionally, marginable securities may be more liquid that those that are not marginable because many institutional/large investors are believed to avoid stocks that are not marginable.
The Board of the Acquired Fund unanimously recommends that you vote FOR the Reorganization into the Acquiring Fund. Please see “Reasons for the Proposed Reorganization” for a description of the factors considered by the Board in deciding to approve the Reorganization and recommend its approval by shareholders.
Who Bears the Expenses Associated with the Proxy Statement/Prospectus
The costs associated with the Reorganization will be borne by each of the Acquired Fund and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganization’s closing.

Who is Eligible to Vote
Shareholders of record on                     , 2008 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxy cards, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy card but do not fill in a vote, your shares will be voted for the Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.
The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “HCF” and will continue to be so listed subsequent to the Reorganization. The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “HCD”.
Where to Get More Information

The Acquiring Fund’s annual report to shareholders dated December 31, 2007 Acquired Fund’s annual report to shareholders dated December 31, 2007	Previously sent to the shareholders of each respective Fund and on file with the SEC or available at no charge by calling our toll free number: 877-247-1888 for the Acquired Fund and 877-665-1287 for the Acquiring Fund or by writing to either Fund at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

A Statement of Additional Information dated                 [___], 2009, which relates to this Proxy Statement/Prospectus and the Reorganization, has been filed with the SEC and contains additional information about the Acquired Fund and the Acquiring Fund
On file with the SEC or available at no charge by calling our toll free number: 877-247-1888 for the Acquired Fund and 877-665-1287 for the Acquiring Fund. The statement of additional information is incorporated by reference into (and therefore legally part of) this Proxy Statement/Prospectus or by writing to either Fund at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

To ask questions about this Proxy Statement/Prospectus	Call the proxy solicitor at [ ].
The date of this Proxy Statement/Prospectus is                      [__], 2009.
Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

INTRODUCTION
This Proxy Statement/Prospectus is being used by the Acquired Fund’s Board to solicit proxies to be voted at the special meeting of the Acquired Fund’s shareholders (“Meeting”). The Meeting will be held at [Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, Texas 75240, on February ___, 2009, at 8:00 a.m.] Central Time. At the Meeting, the Acquired Fund will consider a proposal to approve an Agreement and Plan of Merger and Liquidation providing for the Reorganization of the Acquired Fund into the Acquiring Fund. This Proxy Statement/Prospectus is being mailed to you on or about [                    , 2009].
This Proxy Statement/Prospectus includes information about the proposal. A comparison summary is provided with respect to the proposal. You should read carefully the proxy statement, as well as the Appendices and the enclosed materials, because they contain details that are not in the summary.
SUMMARY OF INFORMATION RELATED TO PROPOSAL
The following is a summary of certain information regarding the proposal contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus carefully.
PROPOSAL: REORGANIZATION OF THE ACQUIRED FUND
The Proposed Reorganization. The Board of the Acquired Fund, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Acquired Fund, has unanimously approved the Agreement and Plan of Merger and Liquidation. If quorum is present at the Meeting and a majority of the outstanding voting securities of the Acquired Fund (as defined in the 1940 Act) approve the Agreement and Plan of Merger and Liquidation, then the Acquired Fund will merge with and into Merger Sub (the “Merger”) with Merger Sub being the surviving entity and common stockholders of the Acquired Fund receiving shares of beneficial interest of the Acquiring Fund (the “Merger Shares”) (and cash in lieu of any fractional shares) having an aggregate net asset value equal to the value of the assets of Acquired Fund on the Valuation Date less then value of the liabilities of Acquired Fund on such Valuation Date. Immediately after the Merger, Merger Sub will distribute its assets to Acquiring Fund, and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation of Merger Sub. The Acquired Fund will then withdraw its election to be regulated as a business development company. The aggregate value of Acquiring Fund common shares and any cash you receive in the Reorganization will equal the aggregate net asset value, taking into account your Fund’s proportionate share of the costs of the Reorganization, of your Acquired Fund common shares held immediately prior to the Reorganization.
Summary of Fund Comparisons
Investment Objectives and Policies. The Acquired Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act and has elected to be regulated as a business development company under the 1940 Act. The Acquiring Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. The Acquired Fund seeks total return generated by both capital appreciation and current income. The Acquiring Fund seeks to provide both current income and capital appreciation. The investment objective of the Acquired Fund and the Acquiring Fund are similar in that both emphasize capital appreciation and current income, although current income may be relatively more important for the Acquiring Fund and capital appreciation relatively more important for the Acquired Fund. Also the Funds seek to achieve their objectives in similar ways by investing a substantial portion of their assets in senior loans and below investment grade bonds. Highland is the investment adviser to each Fund.
The Acquiring Fund invests at least 80% of its assets in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v)

equities. A significant portion of the Acquiring Fund’s assets may be invested in securities rated below investment grade (Ba/BB or lower), which are commonly referred to as “junk securities” or “high-yield securities.”
The Acquired Fund invests primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies. The Acquired Fund seeks to achieve its objective by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments. Generally, distressed companies are those that (i) are facing financial or other difficulties and (ii) are or have been operating under the provisions of the U.S. Bankruptcy Code or other similar laws or, in the near future, may become subject to such provisions or otherwise be involved in a restructuring of their capital structure. The term “middle-market” refers to companies with annual revenues between $50 million and $1 billion. The term “unlisted” refers to companies not listed on a national securities exchange (for example, companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC would not be “listed” on a national securities exchange, although they may be considered “public” companies).
Dividends and other Distributions. The Acquired Fund intends to make distributions, which may contain returns of capital, to holders of common shares on a quarterly basis. The Acquiring Fund intends to make distributions, which may contain return of capital, to holders of common shares of the Acquiring Fund on a monthly basis. The rate of a Fund’s distribution may vary from one distribution to another. The Acquiring Fund’s current yield as of September 30, 2008 on a net asset value basis is higher than that of the Acquired Fund. However, for November 2008, the Acquiring Fund’s monthly distribution rate was lower than the monthly distribution rate during the previous twelve months.
Purchase and Sale. Purchase and sale procedures for the common shares of the Funds are similar. Investors typically purchase and sell common shares of the Funds on the NYSE through a broker-dealer.
Redemptions. The common shares of each Fund have no redemption rights. However, the Board of each Fund may consider open market share repurchases of, or tendering for, common shares to seek to reduce or eliminate any discount in the market place of the common shares from the NAV thereof, although neither Fund has ever engaged in any such purchases. Each Fund’s ability to repurchase, or tender for, its common shares may be limited by the 1940 Act asset coverage requirements and the terms of the credit facility to which it is a party. The Board of each Fund has no present intention of authorizing the repurchase of its common shares or conducting a tender offer for such common shares.
Expenses. Due to the Acquiring Fund’s lower management fee, lower administration fee, no incentive fee, lower interest expense due to lower leverage and elimination of overlapping expenses, the estimated annual operating expenses of the Acquiring Fund should be lower than the current annual operating expenses the Acquired Fund.
Leverage. Both Funds employ leverage through borrowings through a credit facility. As of September 30, 2008, leverage as a percentage of total assets of the Acquired Fund and the Acquiring Fund was 29.2% and 31.3%, respectively.
Performance and Premium/Discount Profile. The Acquired Fund and the Acquiring Fund commenced investment operations and public trading in February 2007 and June 2006, respectively, and have a limited operating history and history of public trading.
The Acquiring Fund’s 1-year performance as of December 31, 2007 on a net asset value basis is better than that of the Acquired Fund. Please see “Additional Information Related to the Reorganization of the Acquired Fund — Past Performance of Each Fund” and “Additional Information Related to the Reorganization of the Acquired Fund — Information About the Funds — Common Share Price Data” for further information. There is no guarantee or assurance as to the future performance of the Acquiring Fund.
Background and Reasons for the Proposed Reorganization. The Board of the Acquired Fund considered that the Acquired Fund has been trading at a larger discount from net asset value than the Acquiring Fund. In addition, the Board considered that there are limited prospects for growth of the Acquired Fund, given the discount, current market conditions and its performance history. For the reasons set forth below under “Reasons for the Proposed

Reorganization” and based upon its evaluation of relevant information the Board of the Acquired Fund anticipates that the common shareholders of the Acquired Fund should benefit from the Reorganization.
The Board of the Acquired Fund has also determined that participation in the Reorganization, which is being effected at the Funds’ respective net asset values per share, is in the best interests of the Acquired Fund and that the interests of its stockholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, stockholders of the Acquired Fund will have a smaller percentage of ownership in the combined Fund than they did in any of the separate Funds.
Expenses Associated with the Reorganization. The costs associated with the Reorganization generally will be borne by each of the Acquired Fund and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganization’s closing. As a result, part of the costs associated with the Reorganization will be indirectly borne by the shareholders of each of the Acquired Fund and the Acquiring Fund based on the number of shares owned.
Tax Consequences. The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”). If the Reorganization so qualifies, in general, shareholders of the Acquired Fund will not recognize gain or loss upon the conversion of their Acquired Fund shares into shares of the Acquiring Fund in connection with the Reorganization. However, shareholders of the Acquired Fund generally will recognize gain or loss with respect to any cash they receive pursuant to the Reorganization in lieu of the conversion of their Acquired Fund shares into fractional shares of Acquiring Fund to the extent any such cash received is greater or less (as the case may be) than the tax basis allocable to the fractional shares. Additionally, if the Reorganization so qualifies, the Acquired Fund will not recognize gain or loss directly as a result of the Reorganization and neither the Acquiring Fund nor its shareholders will recognize any gain or loss directly in connection with the Reorganization. See “Federal Tax Consequences of the Reorganization” beginning on page 64.
Required Vote. Shareholder approval of the Reorganization requires, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. The presence in person or by proxy of shareholders of the Acquired Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum for the Meeting
The Board of the Acquired Fund unanimously recommends that you vote FOR the Acquired Fund’s proposed Reorganization.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATED TO PROPOSAL
Because each of the Acquiring Fund and the Acquired Fund, under normal market conditions, invest a substantial amount of its assets in below investment grade securities, any general risks inherent in such investments are applicable to both the Acquiring Fund and the Acquired Fund and will apply to the Acquiring Fund after the Reorganization. The general risks of investing in the Acquiring Fund are described below, including comparisons to certain risks of investing in the Acquired Fund. The Reorganization itself is not expected to adversely affect the right of common shareholders of either of the Funds. For information regarding the percentage limitations, if any, of an investment described in the risks listed below, see “Comparison of the Funds: Investment Objectives and Policies.”
Limited Operating History. The Acquiring Fund and the Acquired Fund are both recently organized. They commenced investment operations and public trading in June 2006 and February 2007, respectively, and have a limited operating history and history of public trading that investors can use to evaluate their investment performance and volatility.
Asset Allocation Risk. Because the Funds invests in a broad array of asset classes, they are subject to asset allocation risk. When deciding on which investments to make for a Fund, Highland relies on its expectations regarding particular securities or interest rates. Highland may be incorrect in its expectations and allocate assets to an asset class that underperforms other asset classes.
Investment and Market Discount Risk. An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Acquiring Fund’s shares will fluctuate with market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount to their NAV.
Risks of Non-Diversification and Other Focused Strategies. While the Adviser invests in a number of fixed-income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Acquiring Fund’s portfolio, it is possible that a significant amount of the Acquiring Fund’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Acquiring Fund’s portfolio in any one issuer would subject the Acquiring Fund to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Acquiring Fund to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Acquiring Fund’s portfolio in any one investment strategy would subject the Acquiring Fund to a greater degree of risk than if the Acquiring Fund’s portfolio were varied in its investments with respect to several investment strategies.
Illiquidity of Investments. The investments made by the Acquiring Fund may be very illiquid, and consequently, the Acquiring Fund may not be able to sell such investments at prices that reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Acquiring Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Acquiring Fund and other factors. Furthermore, the nature of the Acquiring Fund’s investments, especially those in financially stressed and distressed companies, may require a long holding period prior to being able to determine whether the investment will be profitable or not. There is no limit on the amount of the Acquiring Fund’s portfolio that can be invested in illiquid securities.
Risks of Investing in Senior Loans. Senior loans, such as bank loans, are typically at the most senior level of the capital structure, and are sometimes secured by specific collateral, including, but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor or its affiliates. A portion of the Acquiring Fund’s investments may consist of loans and participations therein originated by banks and other financial institutions, typically referred to as “bank loans.” The Acquiring Fund’s investments may include loans of a type generally incurred by borrowers in connection with highly leveraged transactions, often to finance internal growth, acquisitions, mergers or stock purchases, or for other reasons. As a result of the additional debt incurred by the borrower in the course of the transaction, the borrower’s creditworthiness is often judged by the rating agencies to be below investment grade. Such loans are typically private corporate loans which are negotiated by one or more commercial banks or financial institutions and syndicated among a group of commercial banks and financial institutions. In order to induce the lenders to extend credit and to offer a favorable interest rate, the borrower often provides the lenders with extensive information about its business which is not generally available to the public. To the extent the Acquiring Fund receives material non-public information, it may be prohibited from trading in certain securities, even when it might otherwise be beneficial to do so.
Bank loans often, but not always, contain restrictive covenants designed to limit the activities of the borrower in an effort to protect the right of lenders to receive timely payments of principal and interest. Such covenants may include restrictions on distribution payments, specific mandatory minimum financial ratios, limits on total debt and other financial tests. Bank loans usually have shorter terms than subordinated obligations and may require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities. The bank loans and other debt obligations to be acquired by the Acquiring Fund are likely to be below investment grade.
The Acquiring Fund may acquire interests in bank loans and other debt obligations either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Acquiring Fund may not be able unilaterally to enforce all rights and remedies under the loan and any associated collateral. A participation interest in a portion of a debt obligation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Acquiring Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Acquiring Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Acquiring Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Purchasers of bank loans are predominantly commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new bank loans frequently adopt standardized documentation to facilitate loan trading, which the Adviser believes should improve market liquidity. There can be no assurance, however, that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, the limited universe of eligible purchasers and the private syndication of the loan, bank loans are not as easily purchased or sold as a publicly traded-security.
Second Lien Loans Risk. Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. However, second lien loans are second in right of payment to senior loans and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.
Other Secured Loans Risk. Secured loans other than senior loans and second lien loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. However, such loans may rank lower in right of payment than any outstanding senior loans and second lien loans of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the higher ranking secured obligations of the borrower. Lower ranking secured loans are expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in lower ranking secured loans, which would create greater credit risk exposure.
Unsecured Loans Risk. Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured loans are expected to have greater price volatility than senior loans, second lien loans and other secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.
Loans other than senior loans may not be acceptable collateral under the Acquired Fund’s current credit facility or under any future credit facilities, or may require a higher collateral-to-loan ratio, and therefore to the extent the Acquired Fund invests in such loans its ability to borrow may be reduced.
Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers. The Acquiring Fund is authorized to invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. There is no limit on the amount of the Acquiring Fund’s portfolio that can be invested in stressed, distressed or bankrupt issuers, and the Acquiring Fund may invest for purposes of control. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recoveries, which may be in the form of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. It is also possible that there could be limited or no recovery for creditors in a bankruptcy or workout.
There are a number of significant risks inherent in the bankruptcy process, including, without limitation, those set forth in this paragraph. First, many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court in the exercise of its broad powers would not approve actions that would be contrary to the interests of the Acquiring Fund. Second, a bankruptcy filing by an issuer may adversely and permanently affect the issuer. The issuer may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. Fourth, the administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. For example, if a proceeding involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to administrative costs. Fifth, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization. Because the standard for classification is vague, there exists the risk that the Acquiring Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in that class or by different classification and treatment. Sixth, in the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. Seventh, especially in the case of investments made prior to the commencement of bankruptcy proceedings, creditors can lose their ranking and priority if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. Eighth, certain claims that have priority by law (for example, claims for taxes) may be substantial.
In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Acquiring Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Acquiring Fund may be required to sell its investment at a loss. Given the substantial uncertainties concerning transactions involving stressed and distressed debt obligations in which the Acquiring Fund invests, there is a potential risk of loss by the Acquiring Fund of its entire investment in any particular investment.

Investments in companies operating in workout modes or under Chapter 11 of the Bankruptcy Code are also, in certain circumstances, subject to certain additional liabilities which may exceed the value of the Acquiring Fund’s original investment in a company. For example, under certain circumstances, creditors who have inappropriately exercised control over the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. The Adviser’s active management style may present a greater risk in this area than would a more passive approach. In addition, under certain circumstances, payments to the Acquiring Fund and distributions by the Acquiring Fund or payments on the debt may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.
The Adviser, on behalf of the Acquiring Fund (and its other clients), may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy or may negotiate directly with debtors with respect to restructuring issues. If the Acquiring Fund does choose to join a committee, the Acquiring Fund would likely be only one of many participants, all of whom would be interested in obtaining an outcome that is in their individual best interests. There can be no assurance that the Acquiring Fund would be successful in obtaining results most favorable to it in such proceedings, although the Acquiring Fund may incur significant legal and other expenses in attempting to do so. As a result of participation by the Acquiring Fund on such committees, the Acquiring Fund may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Acquiring Fund to liability to such other creditors who disagree with the Acquiring Fund’s actions. Participation by the Acquiring Fund on such committees may cause the Acquiring Fund to be subject to certain restrictions on its ability to trade in a particular investment and may also make the Acquiring Fund an “insider” or an “underwriter” for purposes of the federal securities laws. Either circumstance will restrict the Acquiring Fund’s ability to trade in or acquire additional positions in a particular investment when it might otherwise desire to do so.
Distressed debt obligations that are at risk of or in default present special tax issues for the Acquiring Fund because the U.S. federal income tax rules relating to those obligations are currently unclear. For instance, tax rules are unclear as to whether the Acquiring Fund should recognize market discount on certain distressed debt obligations and, if so, the amount of market discount the Acquiring Fund should recognize and when the Acquiring Fund may cease to accrue interest, original issue discount or market discount. These and other related issues will be addressed by the Acquiring Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company (“RIC”) and that it does not become subject to Fund -level U.S. federal income and/or excise taxes.
Risks of Investing in High-Yield Securities. A portion of the Acquiring Fund’s investments will consist of investments that may generally be characterized as “high-yield securities” or “junk securities.” Such securities are typically rated below investment grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment grade, and have greater credit and liquidity risk than more highly rated obligations. High-yield securities are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged, and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity.
High-yield securities are often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High-yield securities that are debt instruments have historically experienced greater default rates than has been the case for investment grade securities. The Acquiring Fund may also invest in equity securities issued by entities whose obligations are unrated or are rated below investment grade.
The Acquiring Fund is authorized to invest in obligations of issuers which are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations. Such investments may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative.
High-yield securities purchased by the Acquiring Fund are subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations purchased by the Acquiring Fund may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral.
Insolvency Considerations with Respect to Issuers of Debt Obligations. Various laws enacted for the protection of creditors may apply to the debt obligations held by the Acquiring Fund. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation, such as a trustee in bankruptcy or a creditors’ committee, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation and, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness.
The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation, payments made on such debt obligation could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient (such as the Fund) or from subsequent transferees of such payments (such as the investors in the Acquiring Fund). To the extent that any such payments are recaptured from the Acquiring Fund the resulting loss will be borne by the investors. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from such a recipient or transferee only to the extent that such court has jurisdiction over such recipient or transferee or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from any such recipient or transferee that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. Although the Adviser will seek to avoid conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination, these determinations are made in hindsight and a court could disagree with the Acquiring Fund’s position, and, in any event, there can be no assurance as to whether any lending institution or other investor from which the Acquiring Fund acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the issuer to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Acquiring Fund.
Leverage Risk. The Acquiring Fund has the ability to use leverage through the issuance of preferred shares, borrowings from a credit facility or both. The Acquiring Fund currently leverages through borrowings from a credit facility and has no present intention of issuing preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowings or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Acquiring Fund. Insofar as the Acquiring Fund continues to employ leverage in its investment operations, the Acquiring Fund will be subject to substantial risks of loss.
The Acquiring Fund currently leverages through borrowings from a credit facility. The Acquiring Fund has entered into a revolving credit agreement with The Bank of Nova Scotia (“Scotia”) to borrow up to $380,000,000 (the “Loan Agreement”). Such borrowings constitute financial leverage. The Loan Agreement contains customary covenant, negative covenant and default provisions, including covenants that limit the Acquiring Fund’s ability to, without the prior consent of Scotia: (i) pay dividends in certain circumstances, (ii) incur additional debt or (iii) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial part of its assets. In addition, the Acquiring Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Loan Agreement became effective. The prohibition on the payment of dividends or distributions might impair the ability of the Acquiring Fund to meet the RIC distribution requirements and to avoid Acquiring Fund-level U.S. federal income and/or excise taxes. Furthermore, the Acquiring Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the 1940 Act. Such restrictions shall apply only so long as the Loan Agreement remains in effect. Any senior security representing indebtedness, as defined in Section 18(g) of the 1940 Act, must have asset coverage of at least 300%. Debt incurred under the Loan Agreement will be considered a senior security for this purpose.
Indebtedness issued under the Loan Agreement is not convertible into any other securities of the Acquiring Fund. Outstanding amounts would be payable at maturity or such earlier times as required by the Loan Agreement. The Acquiring Fund may be required to prepay outstanding amounts under the Loan Agreement or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Acquiring Fund is expected to indemnify the lenders under the Loan Agreement against certain liabilities they may incur in connection with the credit facility. The Acquiring Fund is required to pay commitment fees under the terms of the Loan Agreement. With the use of borrowings, there is a risk that the interest rates paid by the Acquiring Fund on the amount it borrows will be higher than the return on the Acquiring Fund’s investments. The credit facility with Scotia may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares, or the Acquiring Fund may be unable to renew or replace its credit facility upon the termination of the current facility. Any of these situations could adversely impact income or total return to shareholders.
In order to obtain and maintain the required ratings of loans made under the Loan Agreement or another credit facility, the Acquiring Fund must comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P and the credit facility, respectively. The Acquiring Fund does not anticipate that such guidelines will have a material adverse effect on the Acquiring Fund’s common shareholders or its ability to achieve its investment objectives. Moody’s and S&P receive fees in connection with their ratings issuances.
The Acquired Fund also has the ability to use leverage through the issuance of preferred shares, borrowings from a credit facility or both. The Acquired Fund is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The Acquired Fund currently leverages through borrowings from a credit facility. The credit facility imposes stricter limitations than the 1940 Act, requiring generally that asset coverage be at least 300% after a borrowing. Please see “Additional Information Related to the Reorganization of the Acquired Fund — Description of Capital Stock — Acquired Fund — Credit Facility” for a description of the credit facility.
Preferred Share Risk. Preferred share risk is the risk associated with the issuance of the preferred shares to leverage the common shares. If preferred shares are issued, the NAV and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Acquiring Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the Acquiring Fund cannot assure common shareholders that the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the preferred shares approach the net rate of return on the Acquiring Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the preferred shares exceed the net rate of return on the Acquiring Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Acquiring Fund had not issued preferred shares.
Similarly, any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. The Acquiring Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Acquiring Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Acquiring Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares. Liquidation at times of low prices may result in capital loss and may reduce returns to the holders of common shares.
If preferred shares are issued, holders of preferred shares may have differing interests than holders of common shares and holders of preferred shares may at times have disproportionate influence over the Acquiring Fund’s affairs. If preferred shares are issued, holders of preferred shares, voting separately as a single class, would have the right to elect two members of the board of trustees at all times. The remaining members of the board of trustees would be elected by holders of common shares and preferred shares, voting as a single class. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Acquiring Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.
The Acquiring Fund anticipates that any preferred shares that it issues would be initially given the highest ratings by Moody’s (“Aaa”) or by S&P (“AAA”), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the Acquiring Fund.
Common Stock Risk. The Acquiring Fund will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have historically experienced significantly more volatility in those returns. Therefore, the Acquiring Fund’s exposure to common stocks could result in worse performance than would be the case had the Acquiring Fund been invested solely in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stock is sensitive to general movements in the stock market and a drop in the stock market may depress the price of a common stock to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Dividend Risk. Dividends on common stock are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common stocks in which the Acquiring Fund invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time.
Small and Mid-Cap Securities Risk. The Acquiring Fund may invest in companies with small or medium-sized capitalizations. Securities issued by small and medium-sized companies can be more volatile than, and perform differently from, larger company securities. There may be less trading in a small or medium-sized company’s securities, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with larger company securities. Small or medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small or medium-sized company’s security price than is the case for a larger company. In addition, small or medium-sized company securities may not be well known to the investing public.

Non-U.S. Securities Risk. Both the Acquired Fund and the Acquiring Fund may invest up to 20% of its total assets in non-U.S. securities, including emerging market securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: (i) fluctuations in foreign exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) changes in currency exchange rates; (x) high and volatile rates of inflation; (xi) fluctuating interest rates; (xii) less publicly available information; and (xiii) different accounting, auditing and financial recordkeeping standards and requirements.
Certain countries in which the Acquiring Fund may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. These risks are especially evident in the Middle East and Africa. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self-sufficiency; and (vi) balance of payments position.
As a result of these potential risks, Highland may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Acquiring Fund may invest in countries in which foreign investors, including Highland, have had no or limited prior experience.
Emerging Markets Risk. Both the Acquired Fund and the Acquiring Fund may invest up to 20% of its total assets in securities of issuers based in emerging markets. Investing in securities of issuers based in emerging markets entails all of the risks of investing in securities of non-U.S. issuers, but to a heightened degree. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Acquiring Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.
Foreign Currency Risk. Because the Acquiring Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Acquiring Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Acquiring Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller or emerging capital markets. In addition, the Acquiring Fund may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Acquiring Fund to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Acquiring Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Acquiring Fund to deliver or receive a specified currency.
Investments in Unseasoned Companies. The Acquiring Fund may invest in the securities of less seasoned companies. These investments may present greater opportunities for growth, but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Acquiring Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Acquiring Fund may invest.
Initial Public Offerings Risk. The Acquiring Fund may invest in shares of companies through initial public offerings (“IPOs”). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Acquiring Fund. However, there is no assurance that the Acquiring Fund will have access to profitable IPOs. The investment performance of the Acquiring Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Acquiring Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for limited periods of time. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO.
Securities Lending Risk. The Acquiring Fund may lend its portfolio securities (up to a maximum of one-third of its total assets) to banks or dealers which are determined by the Adviser to present acceptable credit risk to the Acquiring Fund. Securities lending is subject to the risk that loaned securities may not be available to the Acquiring Fund on a timely basis and the Acquiring Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Acquiring Fund that occurs during the term of the loan would be borne by the Acquiring Fund and would adversely affect the Acquiring Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned should the borrower of the securities fail financially while the loan is outstanding. Although the Acquiring Fund generally has the ability to recall loaned securities pursuant to a securities lending arrangement in the event that a shareholder vote is held, there is a risk that any delay in recovery of such security will result in the holder of such security being unable to vote. All of the aforementioned risks may be greater for non-U.S. securities.
These lending transactions must be fully collateralized at all times, but involve some credit risk to the Acquiring Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Acquiring Fund is delayed in or prevented from recovering the collateral. In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Acquiring Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Acquiring Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash.
Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
As the writer of a covered call option, the Acquiring Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Acquiring Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the Acquiring Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Acquiring Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Acquiring Fund received when it wrote the option. While the Acquiring Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Acquiring Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Acquiring Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Acquiring Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of a call option would written by the Acquiring Fund reduce the Acquiring Fund’s capital appreciation potential on the underlying security.
Over-the-Counter Option Risk. The Acquiring Fund may write (sell) unlisted (“OTC” or “over-the-counter”) options. Options written by the Acquiring Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Acquiring Fund may be required to treat as illiquid those securities being used to cover certain written OTC options. The OTC options written by the Acquiring Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Acquiring Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Acquiring Fund may be unable to liquidate an OTC option position.
Index Option Risk. The Acquiring Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Acquiring Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Acquiring Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Acquiring Fund for writing the option. The value of index options written by the Acquiring Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Acquiring Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

Interest Rate Risk. Interest rate risk is the risk that debt securities, and the Acquiring Fund’s net assets, may decline in value because of changes in interest rates. Generally, fixed rate debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the NAV of the common shares will fluctuate with interest rate changes and the corresponding changes in the value of the Acquiring Fund’s debt security holdings.
Prepayment Risk. If interest rates fall, the principal on bonds and loans held by the Acquiring Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security may be reinvested by the Acquiring Fund in securities bearing lower interest rates, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. The Acquiring Fund may invest in pools of mortgages or other assets issued or guaranteed by private issuers or U.S. government agencies and instrumentalities.
Asset-Backed Securities Risk. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables or the entities providing the credit enhancement. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return.
Mortgage-Backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.
When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Acquiring Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Acquiring Fund as the Acquiring Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as that of other fixed income securities when interest rates fall.
When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.
Timely payment of interest and principal of mortgage backed securities may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to the Acquiring Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime or “Alt-A” mortgages. These types of mortgages are made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
The market for mortgage-backed and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.
Derivatives Risk. Derivative transactions in which the Acquiring Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions, forward foreign currency contracts, currency swaps or options on currency futures and other derivatives transactions (collectively, “Derivative Transactions”), involve certain risks and special considerations. Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivative Transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Because many derivatives are “leveraged,” and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement can not only result in the loss of the entire investment, but may also expose the Acquiring Fund to the possibility of a loss exceeding the original amount invested. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. The use of foreign currency transactions can result in the Acquiring Fund’s incurring losses as a result of the imposition of exchange controls, the suspension of settlements or the inability of the Acquiring Fund to deliver or receive a specified currency. Additionally, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Acquiring Fund for investment purposes. In addition, the Acquiring Fund’s Derivative Transactions are generally subject to numerous special and complex tax rules. Because the tax rules applicable to such transactions may be uncertain under current law, an adverse determination or future Internal Revenue Service (“IRS”) guidance with respect to these rules may affect whether the Acquiring Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid Fund-level U.S. federal income and/or excise taxes. Therefore, the Acquiring Fund’s investments in derivative instruments may be limited by these or other U.S. federal income tax considerations.
If a put or call option purchased by the Acquiring Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Acquiring Fund will lose its entire investment in the option.
Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Acquiring Fund might be unable to exercise an option it had purchased. If the Acquiring Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased or sold by the Acquiring Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Acquiring Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Market Risk Generally. The profitability of a significant portion of the Acquiring Fund’s investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Adviser will be able to predict accurately these price and interest rate movements. With respect to certain investment strategies the Acquiring Fund utilizes, there is a high degree of market risk.
Reinvestment Risk. The Acquiring Fund reinvests the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds. Reinvestment risk also applies generally to the reinvestment of the proceeds the Acquiring Fund receives upon the maturity or sale of a portfolio security.
Timing Risk. Many agency, corporate and municipal bonds, and most mortgage-backed securities, contain a provision that allows the issuer to “call” all or part of the issue before the bond’s maturity date — often after 5 or 10 years. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because an issuer is more likely to call the bonds when interest rates have dropped, the Acquiring Fund is exposed to reinvestment risk, i.e., the Acquiring Fund may have to reinvest at lower interest rates the proceeds received when the bond is called. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.
Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Acquiring Fund purchases a bond in which it can realize a coupon rate of 5%, but the rate of inflation increases from 2% to 6%, then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Acquiring Fund is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.
Arbitrage Risks. The Acquiring Fund engages in capital structure arbitrage and other arbitrage strategies. Arbitrage strategies entail various risks including the risk that external events, regulatory approvals and other factors will impact the consummation of announced corporate events and/or the prices of certain positions. In addition, hedging is an important feature of capital structure arbitrage. There is no guarantee that the Adviser will be able to hedge the Acquiring Fund’s portfolio in the manner necessary to employ successfully the Acquiring Fund’s strategy. The general risks of using arbitrage strategies do not apply to the Acquired Fund since it generally does not use arbitrage strategies.
Short Sales Risk. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Acquiring Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Acquiring Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Acquiring Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. Short sales by the Acquiring Fund that are not made “against the box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The general risks of using short sales do not apply to the Acquired Fund since it generally does not use short sales.
Risks of Investing in Structured Finance Securities. A portion of the Acquiring Fund’s investments may consist of collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Acquiring Fund may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. In addition, the complex structure of the security may not be fully understood at the time of investment and may produce unexpected investment results. Investments in structured finance securities may also be subject to illiquidity risk. Collateralized mortgage obligations may have risks similar to those of mortgage-backed securities. See “Mortgage-Backed Securities Risk” for more information.

Risks of Investing in Preferred Securities. There are special risks associated with investing in preferred securities, including:
•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Acquiring Fund owns a preferred security that is deferring the payment of its distributions, the Acquiring Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Acquiring Fund has not yet received such income. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Acquiring Fund level, the Acquiring Fund may be required to distribute this reported income to shareholders in the tax year in which the income is reported (without a corresponding receipt of cash). Therefore, the Acquiring Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of income the Acquiring Fund actually received, and to sell portfolio securities to obtain cash needed for these income distributions.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.
Risks of Investing in Synthetic Securities. In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities the Acquiring Fund will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Acquiring Fund generally will have no right to enforce directly compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of setoff against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Acquiring Fund will not benefit directly from any collateral supporting the Reference Obligation or have the benefit of the remedies on default that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of its counterparty, the Acquiring Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, investments in synthetic securities are subject to an additional degree of risk because they are subject to the credit risk of the counterparty as well as that of the Reference Obligor. The Adviser may not perform independent credit analyses of any particular counterparty, or any entity guaranteeing the obligations of such counterparty. A “Reference Obligation” is the debt security or other obligation upon which the synthetic security is based. A “Reference Obligor” is the obligor on a Reference Obligation. There is no maximum amount of the Acquiring Fund’s assets that may be invested in these securities.
Valuation Risk. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. Currently, the Acquiring Fund does not utilize Sterling Valuation Group, Inc. for its quarterly valuation. Instead it relies upon the Adviser for fair value pricing. There can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.
Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Adviser does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Risks of Investing in a Fund with Anti-Takeover Provisions. The Acquiring Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV.
Key Adviser Personnel Risk. The Acquiring Fund’s ability to identify and invest in attractive opportunities is dependent upon Highland, its investment adviser. If one or more key individuals leaves Highland, Highland may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent the Acquiring Fund from achieving its investment objectives.
Given the risks described above, an investment in the common shares of the Acquiring Fund may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Acquiring Fund.
There are no restrictions on the Acquiring Fund’s ability to pay dividends with respect to any class of securities. See “Information About the Funds: Dividends and Other Distributions” for more information.
DESCRIPTION OF THE REORGANIZATION
You are being asked to approve an Agreement and Plan of Merger and Liquidation to which your Fund is a party, a form of which is attached to this Proxy Statement/Prospectus as Appendix A (the “Agreement”). Additional information about the Reorganization and Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for Reorganization on the following terms:
•	Pursuant to the Reorganization, Acquired Fund will merge with and into HCF Acquisition LLC, a wholly owned subsidiary of Acquiring Fund (the “Merger”), with Merger Sub being the surviving entity and the separate corporate existence of Acquired Fund shall thereupon cease. Common stockholders of Acquired Fund will receive shares of beneficial interest, with $0.001 par value, of Acquiring Fund (the “Merger Shares”) (and cash in lieu of any fractional shares) having an aggregate net asset value equal to the value of assets of Acquired Fund on the Valuation Date less the value of the liabilities of Acquired Fund on such Valuation Date. Immediately after the Merger, Merger Sub will distribute its assets to Acquiring Fund, and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub.

•	The Acquiring Fund will issue and cause to be listed on the NYSE newly issued Merger Shares (and cash in lieu of any fractional shares) in an amount equal to the value of the Acquired Fund’s net assets attributable to its common shares (taking into account the Acquired Fund’s proportionate share of the costs of the Reorganization). Common shareholders of record of the Acquired Fund will have their shares of the Acquired Fund converted into Merger Shares in proportion to their holdings of the Acquired Fund’s shares immediately prior to the Merger. Acquired Fund common shareholders will receive cash for any Acquiring Fund fractional shares they otherwise would be entitled to receive other than with respect to shares held in a Dividend Reinvestment Plan account. As a result, common shareholders of the Acquired Fund will end up as common shareholders of the Acquiring Fund.

•	After the Reorganization, the Acquired Fund will then (1) withdraw its election to be regulated as a business development company and de-register with the SEC and (2) de-list from the NYSE.
The distribution of Merger Shares pursuant to the Reorganization will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Acquired Fund’s common shareholders of record as of the closing date of the Reorganization and transferring the Merger Shares to those accounts. Each such account for a former common shareholder of the Acquired Fund will be credited with the pro rata number of Merger Shares (rounded down, in the case of fractional shares held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares) due such shareholder. If fractional Merger Shares otherwise would have been credited to an account, the Acquiring Fund will issue cash for such fractional shares (except for shares held in a

Dividend Reinvestment Plan account). See “Further Information on the Reorganization — Additional Terms of the Agreement and Plan of Merger and Liquidation” below for a description of the procedures to be followed by the Acquired Fund’s shareholders to obtain Merger Shares (and cash in lieu of any fractional shares).
REASONS FOR THE PROPOSED REORGANIZATION
The Boards of the Funds considered the Reorganization at meetings held on October 24, November 6 and December 18-19, 2008. At the December 18-19 meeting, the Board of each Fund, including the Trustees/Directors who are not “interested persons” (as defined in the 1940 Act) of each Fund, unanimously approved the Agreement.
The Board of the Acquired Fund has determined that participation in the Reorganization is in the best interests of the Fund and that the interests of its shareholders will not be diluted as a result of that Reorganization. Similarly, the Acquiring Fund’s Board has determined that participation in the Reorganization is in the best interests of its common shareholders and that the interests of such shareholders will not be diluted as a result of the Reorganization. In addition, as a result of the Reorganization, shareholders of each Fund, particularly the shareholders of the Acquired Fund, will have a smaller percentage of ownership in the larger combined Fund than they did in any of the separate Funds.
The Board of the Acquired Fund believes that reorganizing the Acquired Fund into the Acquiring Fund, a fund with a similar investment objective and policies, and having a combined portfolio with greater assets, offers you potential benefits. In determining whether or not to approve the Agreement, the Board of the Acquired Fund reviewed a number of factors and various information about the Funds and the proposed Reorganization, and considered, among other things:
•	the terms and conditions of the Agreement and the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•	the compatibility of and differences between the Funds’ investment goals, policies, risks and principal investment strategies;

•	the Funds’ relative asset sizes;

•	the fact that the Reorganization is expected to be tax-free for federal income tax purposes;

•	the fact that no gain or loss is expected to be recognized by Acquired Fund stockholders for federal income tax purposes as a result of the Reorganization (except to the extent of cash received in lieu of any fractional share of Acquiring Fund);

•	the respective tax positions of each Fund;

•	the historic operating expenses for each Fund; and

•	the historic performance of each Fund for the past one-year period ended October 31, 2008, the year-to-date period ended October 31, 2008 and for the period February 26, 2007 (inception of the Acquired Fund) through October 31, 2008.

More specifically, with respect to the proposed Reorganization, the Board of the Acquired Fund made the following determinations, among others:
•	Economies of Scale in Expenses. A combined Fund offers economies of scale that may lead to a reduction in operating expenses. Due to the combined Fund’s lower management fee, lower administration fee, no incentive fee, lower interest expense due to lower leverage and elimination of overlapping expenses, the estimated annual operating expenses of the combined Fund are expected to be lower than the current annual operating expenses of the Acquired Fund. Each Fund incurs New York Stock Exchange (“NYSE”) listing fees, costs for legal, auditing, and custodial services, and miscellaneous fees. Additionally, the Acquired Fund incurs expenses related to Sarbanes-Oxley implementation that the Acquiring Fund does not and that the combined Fund would not incur. Many of these expenses overlap and there may be an opportunity to reduce them over time if the Funds are combined.

•	Exchange of Common Shares at Net Asset Value (“NAV”). On its closing date, the Reorganization will result in the Acquired Fund shareholders receiving shares of beneficial interest the Acquiring Fund and cash (in lieu of fractional shares) based on the Acquired Fund’s NAV (i.e., the shareholder of Acquired Fund will receive its common shares of the Acquiring Fund and cash (in lieu of fractional shares) with an aggregate NAV equal to the value of the Acquired Fund shares held immediately before the Valuation Time for the Merger). Because the Acquiring Fund historically has traded at a greater premium or narrower discount than the Acquired Fund since inception of the Acquired Fund, Acquired Fund stockholders would receive shares of the Acquiring Fund, which based on historical trading, may potentially trade at a narrower discount than shares of the Acquired Fund.

•	Enhanced Common Share Liquidity. Following the Reorganization, the substantially larger trading market in the common shares of the Acquiring Fund, as compared to that of the Acquired Fund prior to the Reorganization, may provide Acquired Fund shareholders with enhanced market liquidity. Trading discounts can result from many different factors, however, and there is no assurance that the Acquiring Fund will continue to trade at a smaller discount to NAV.

•	Increased Asset Size. The Acquiring Fund will obtain additional assets without incurring underwriting expenses and other transaction expenses associated with offering new shares. In addition, the Acquiring Fund is obtaining the additional portfolio securities of the Acquired Fund without the commensurate brokerage costs, dealer spreads or other trading expenses. It is also obtaining these securities in a manner that is likely to minimize the market impact of such acquisition on the short-term prices of these securities. However, the increase in Acquiring Fund shares as a result of the Reorganization may also cause Acquiring

Fund shares to trade at a larger discount from NAV. Because shareholders of the Acquired Fund will receive Acquiring Fund shares, Acquired Fund shareholders may share in these potential benefits.

•	Portfolio Management Efficiencies. The Reorganization would permit Acquired Fund shareholders to pursue similar investment goals in a larger fund. The greater asset size of the combined Fund may allow the combined Fund, relative to the Acquired Fund, to obtain better net prices on securities trades and achieve greater diversification of portfolio holdings.

•	Shareholders’ Ability to Margin. Stocks that trade below $5.00 are not currently marginable. Since the Acquired Fund currently trades below $5.00 per share, and the Acquiring Fund trades above $5.00 per share, if the Reorganization is approved, Acquired Fund shareholders would receive shares of the Acquiring Fund that would then be marginable (based on current market prices). Additionally, marginable securities may be more liquid that those that are not marginable because many institutional/large investors are believed to avoid stocks that are not marginable.
Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, the Board of the Acquired Fund concluded that the Reorganization would be in the best interests of the Acquired Fund and its shareholders. The Board of the Acquired Fund unanimously recommends that you vote FOR the Reorganization of the Acquired Fund into the Acquiring Fund.
COMPARATIVE FEES AND EXPENSE RATIOS
As the tables below indicate, with the contractual fee waivers offered by Highland, the proceeds of a rights offering completed by the Acquiring Fund on January 28, 2008, and the proceeds of the reorganizations of the Prospect Street High Income Portfolio and Prospect Street Income Shares, Inc. into the Acquiring Fund completed on July 18, 2008, the pro forma annual operating expenses of the Acquiring Fund are lower than the annual operating expenses of the Acquired Fund.
The Funds’ Expenses
The tables below illustrate the change in operating expenses expected as a result of the Reorganization. The tables set forth (i) the fees, expenses and interest payments on borrowed funds paid by the Acquired Fund for the nine-month period ended September 30, 2008; (ii) the fees, expenses, and interest payments on borrowed funds paid by the Acquiring Fund for the nine-month period ended September 30, 2008; and (iii) the pro forma fees, expenses and interest payments on borrowed funds for the Acquiring Fund for the nine-month period ended September 30. 2008, assuming the Reorganization had been completed at the beginning of such period. The following tables show each Fund’s expenses as a percentage of net assets attributable to common shares and borrowing in an amount equal to 39.8% of the Acquired Fund’s total assets and 28.2% of the Acquiring Fund’s total assets and 28.2% of the combined Fund’s total assets after the Reorganization is completed.

PRO FORMA
	ACTUAL		COMBINED(1)
	Acquired	Acquiring
	Fund	Fund	Acquiring Fund
Common Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	None(1)	None(1)	None(1)
Dividend Reinvestment Plan Fees (Unaudited)	None(2)	None(3)	None(3)

	ACTUAL
	Percentage of Net Assets
	Attributable to Common
	Shares (Nine Months ended		PRO FORMA
	September 30, 2008)		COMBINED(1)
	Acquired	Acquiring
	Fund	Fund	Acquiring Fund
Management Fee (including Administration Fee)	3.90%	1.67%	1.67%
Incentive Fee	1.57%	0.00%	0.00%
Interest Payments on Borrowed Funds	2.55%	1.51%	1.51%
Other Expenses
Dividend Expense For Short Positions	0.00%	0.19%	0.19%
Other Expenses(4)	1.10%	0.33%	0.29%
Total Other Expenses	1.10%	0.52%	0.48%

Total Annual Expenses	9.12%	3.70%	3.66%

Minus: Management Fee Waivers(5)	0.00%	0.18%	0.15%
Minus: Expense Waivers(6)	0.76%	0.00%	0.00%
Net Annual Fund Operating Expenses	8.36%	3.52%	3.51%

*	Management fees are both the investment advisory and administrative services fees paid to Highland.

(1)	Shares of the Funds purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by shareholders in the initial offering of each Fund.

(2)	Each participant in the Acquired Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(3)	Common shareholders will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if they direct the Plan Agent to sell common shares held in a dividend reinvestment plan account. Each participant in the Acquiring Fund’s Dividend Reinvestment Plan will pay a pro rata share of brokerage commissions incurred when dividend reinvestment occurs in open-market purchases because the NAV per common share is greater than the market value per common share.

(4)	In connection with the Reorganization, there are certain other transaction expenses not reflected in “Other Expenses” which include, but are not limited to: costs related to the preparation, printing and distributing of the Proxy Statement/Prospectus to shareholders; costs related to preparation and distribution of materials distributed to each Fund’s Board; expenses incurred in connection with the preparation of each Agreement and the registration statement on Form N-14; SEC filing fees; legal and audit fees; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization.

(5)	The Adviser has contractually agreed to waive a portion of the Acquiring Fund’s advisory fee and administration fee for two years. In connection with reorganizations of Prospect Street® High Income Portfolio Inc. and Prospect Street® Income Shares Inc. into the Acquiring Fund on July 18, 2008, Highland agreed to waive certain advisory and/or administration fees for a period of two years until July 17, 2010. Highland agreed to waive advisory fees and administration fees received from the Acquiring Fund in an amount equal to $828,224 and $403,801, respectively, each year in connection with the reorganizations.

(6)	The Adviser voluntarily agreed to waive the investment income component of the incentive fee payable to it by the Acquired Fund for the second quarter ended June 30, 2008. This waiver applied only to the second quarter ended June 30, 2008.
The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in a Fund’s common shares and the Acquiring Fund’s costs and expenses that are expected to be incurred in the first year following the Reorganization.

Example
The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in the Acquired Fund and the Acquiring Fund without the Reorganization. An investor would pay the following expenses on a $1,000 investment in common shares, assuming (i) the operating expense ratio for each Fund (as a percentage of net assets attributable to common shares) set forth in the table above for years 1 through 10, (ii) average borrowings under the Acquired Fund’s credit facility of $95 million and the Acquiring Fund’s credit facility of $271 million prior to the Reorganization, (iii) borrowings under the Acquiring Fund’s credit facility of $327 million after the Reorganization, (iv) a 5% annual return throughout the period, and (v) the contractual fee waivers noted above after the Reorganization.
Assuming Leverage
(Unaudited)

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$82	$238	$384	$708
Acquiring Fund	$35	$110	$188	$395
Pro Forma Combined — Acquiring Fund (1)	$35	$109	$187	$391

(1)	The pro forma combined row shown assumes the Reorganization is completed.
The example set forth above assumes the reinvestment of all dividends and other distributions at NAV. The example set forth above should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.
BOARD’S EVALUATION AND RECOMMENDATION
After careful consideration of all factors deemed relevant, including the reasons described herein, the Board of the Acquired Fund, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Acquiring Fund or the Adviser, approved the Reorganization. In particular, the Directors determined that participation in the Reorganization involving the Fund is in its best interests and that the interests of its stockholders would not be diluted as a result of the Reorganization. Similarly, the Board of the Acquiring Fund, including the Trustees who are not “interested persons” (as defined in the 1940 Act) of any Fund or the Adviser, approved the Reorganization. They also determined that participation in the Reorganization is in the Acquiring Fund’s best interests and that the interests of its stockholders would not be diluted as a result of the Reorganization.
REQUIRED VOTE
Approval of the Reorganization requires, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund.

The Directors of the Acquired Fund unanimously recommend that shareholders vote FOR the proposal to approve the Agreement and Plan of
Merger and Liquidation.

ADDITIONAL INFORMATION RELATED TO THE REORGANIZATION OF THE ACQUIRED FUND
COMPARISON OF THE FUNDS: INVESTMENT OBJECTIVES AND POLICIES
The following tables compare the investment objectives and policies of the Acquired Fund to the Acquiring Fund and summarize the types of investments that each may engage in. For a more complete description of the types of investments, please refer to Appendix B.

	Acquired Fund	Acquiring Fund
Business	The Fund non-diversified closed-end company, organized as a Delaware corporation on August 22, 2006, that has elected to be regulated as a business development company under the 1940 Act.	The Fund is a non-diversified, closed-end management investment company organized as a Delaware statutory trust on March 10, 2006.

Net Assets (September 30, 2008)	$118.5 million	$692.3 million

Listing (Common Shares)	NYSE under the ticker symbol “HCD”	NYSE under the ticker symbol “HCF”

Fiscal Year End	12/31	12/31

Investment Adviser	Highland Capital Management, L.P.	Highland Capital Management, L.P.

Portfolio Managers	Patrick Daugherty Brad Borud Greg Stuecheli	Mark Okada Kurtis Plumer Brad Borud

Investment Objective(s)	The Fund’s investment objective is to provide total return generated by both capital appreciation and current income. The investment objective may be changed without shareholder approval.	The Fund’s investment objective is to provide both current income and capital appreciation. The investment objective may be changed without shareholder approval.

Primary Investment Strategies	The Fund pursues its objectives by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments.

The Fund has filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”).

While the Fund’s primary focus will be to generate capital appreciation and current income through investments in senior secured debt, mezzanine debt, unsecured debt and equity investments, the Fund may invest up to 30% of the portfolio in opportunistic investments that the research platform of the Investment Adviser identifies during the investment process in order to seek to enhance returns to stockholders. Such investments may include, for example, investments in the senior secured debt, mezzanine debt, unsecured debt, equity investments, other debt obligations, options, structured products and	The Fund pursues its objectives by investing primarily in the following categories of securities and instruments of corporations and other business entities: (i) secured and unsecured floating and fixed rate loans; (ii) bonds and other debt obligations; (iii) debt obligations of stressed, distressed and bankrupt issuers; (iv) structured products, including but not limited to, mortgage-backed and other asset-backed securities and collateralized debt obligations; and (v) equities.

Additionally, within the categories of obligations and securities in which the Fund may invest, Highland may employ various trading strategies, including but not limited to, capital structure arbitrage, pair trades, and shorting. The Fund may also invest in these categories of obligations and securities through the use of derivatives.

Highland will seek to achieve its capital appreciation objective by investing in category (iii) and (v) obligations and securities, and to a lesser extent, in category (i), (ii), and (iv)

	Acquired Fund	Acquiring Fund
other derivatives of middle-market or unlisted companies operating in the financial sector or foreign and/or larger, listed companies. The Fund expects that these companies generally will have debt securities that are non-investment grade.	obligations.

Under normal market conditions, at least 80% of the Fund’s assets will be invested in one or more of these principal investment categories. Subject only to this general guideline, the Adviser has broad discretion to allocate the Fund’s assets among these investment categories and to change allocations as conditions warrant. The Adviser has full discretion regarding the capital markets from which it can access investment opportunities in accordance with the investment limitations set forth in this prospectus. A significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”

Leverage and Borrowing	The Fund employs leverage through borrowings through a credit facility and, as of September 30, 2008, the Fund had borrowings of approximately $49 million.	The Fund employs leverage through borrowings through a credit facility and, as of September 30, 2008, the Fund had borrowings of approximately $315 million.

Diversification	The Fund is non-diversified.	The Fund is non-diversified.

Concentration	There is no limit on the amount of the Fund’s portfolio that can be concentrated in one industry.	The Fund may not invest 25% or more of its assets in the securities of issuers in one industry.

Illiquid Securities	There is no limit on the amount of the Fund’s portfolio that can be invested in illiquid securities.	There is no limit on the amount of the Fund’s portfolio that can be invested in illiquid securities.

Portfolio Turnover	The Fund’s portfolio turnover rate may exceed 100% per year.	The Fund’s portfolio turnover rate may exceed 100% per year.

Senior Loans, Unsecured Loans, Second Lien Loans and Other Secured Loans	There is no limit on the amount of the Fund’s portfolio that can be invested in senior loans, including bank loans, unsecured loans, second lien loans and other secured loans.	There is no limit on the amount of the Fund’s portfolio that can be invested in senior loans, including bank loans, unsecured loans, second lien loans and other secured loans.

Investment Grade Securities	There is no limit on the amount of the Fund’s portfolio that can be invested in investment grade securities, however, a significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”	There is no limit on the amount of the Fund’s portfolio that can be invested in investment grade securities, however, a significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”

Non-Investment Grade Securities	There is no limit on the amount of the Fund’s portfolio that can be invested in non-investment grade securities and a significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”	There is no limit on the amount of the Fund’s portfolio that can be invested in non-investment grade securities and a significant portion of the Fund’s assets may be invested in securities rated below investment grade, which are commonly referred to as “junk securities.”

Asset-Backed Securities and Mortgaged-Backed Securities	The Fund may invest in asset-backed securities and mortgage-backed securities.	The Fund may invest in asset-backed securities and mortgage-backed securities.

	Acquired Fund	Acquiring Fund
Collateralized Loan Obligations and Bond Obligations	The Fund may invest in collateralized loan obligations and bond obligations. The Fund invests in the lower tranches of collateralized bond obligations.	The Fund may invest in collateralized loan obligations and bond obligations. The Fund invests in the lower tranches of collateralized bond obligations.

Distressed Debt and Stressed Debt	The Fund may invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default.	The Fund may invest in the securities and other obligations of stressed, distressed and bankrupt issuers, including debt obligations that are in covenant or payment default.

Equity Securities	There is no limit on the amount of the Fund’s portfolio that can be invested in equity securities including common and preferred stocks.	There is no limit on the amount of the Fund’s portfolio that can be invested in equity securities including common stock, preferred stocks, convertible securities, warrants and depository receipts.

Money Market Instruments and U.S. Government Securities	The Fund may invest in money market instruments and U.S. government securities.	The Fund may invest in money market instruments and U.S. government securities.

Other Investment Companies	The Fund may invest in the securities of other investment companies (including exchange traded funds (“ETFs”)) to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act.	The Fund may invest in the securities of other investment companies (including exchange traded funds (“ETFs”)) to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act.

Zero-Coupon Securities and Deferred Payment Obligations	The Fund may invest in zero-coupon bonds and deferred payment obligations and there is no limit on the amount of the Fund’s portfolio that can be invested in these securities.	The Fund may invest in zero-coupon bonds and deferred payment obligations and there is no limit on the amount of the Fund’s portfolio that can be invested in these securities.

Derivatives	The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Apart from senior loan based derivatives, derivatives are not a significant part of the Fund’s investments. However, the Fund has no limit on the amount of its total assets that may be invested in derivative instruments.	The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Apart from senior loan based derivatives, derivatives are not a significant part of the Fund’s investments. However, the Fund has no limit on the amount of its total assets that may be invested in derivative instruments.

Senior Loan Based Derivatives	The Fund may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments.	The Fund may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments.

	Acquired Fund	Acquiring Fund
Swaps	The Fund may invest in swaps including credit default swaps, interest rate swaps, total return swaps and currency swaps. The Fund may use swaps for risk management purposes and as a speculative investment.	The Fund may invest in swaps including credit default swaps, interest rate swaps, total return swaps and currency swaps. The Fund may use swaps for risk management purposes and as a speculative investment.

Credit Linked Notes	The Fund may invest in CLNs for risk management purposes and to vary its portfolio. A CLN is a derivative instrument.	The Fund may invest in CLNs for risk management purposes and to vary its portfolio. A CLN is a derivative instrument.

Options	The Fund may purchase and sell put and call options on securities and indices.	The Fund may purchase and sell put and call options on securities and indices.

Futures Contracts and Options on Futures Contracts	The Fund may enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof. The Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.	The Fund may enter into futures contracts of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.

Foreign Currency and Forward Foreign Currency Contracts	The Fund may buy or sell foreign currencies or deal in forward foreign currency contracts for hedging and speculative purposes or to enhance total return,	The Fund may enter into foreign currency transactions in an attempt to enhance total return. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency.

Short Sales	The Fund does not engage in short sales.	The Fund may engage in short sales against the box and not against the box. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets. The Fund may make short sales against the box without respect to such limitations.

Repurchase Agreements	The Fund may enter into repurchase agreements.	The Fund may invest up to 33 1/3% of its assets in repurchase agreements.

Reverse Repurchase Agreements	The Fund does not enter into reverse repurchase agreements.	The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements will be considered borrowings by the Fund and would be subject to any restrictions on borrowing.

Inverse Floaters	The Fund may invest in inverse floaters.	The Fund may invest in inverse floaters.

Pay-in-kind (“PIK”) Bonds	The Fund may invest in PIK bonds.	The Fund may invest in PIK bonds.

When-Issued, Delayed-Delivery and Forward Commitment Purchases	The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a “forward commitment” basis.	The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a “forward commitment” basis.

Securities Loans	The Fund may lend up to 33 1/3% of its assets.	The Fund may lend up to 33 1/3% of its assets.

	Acquired Fund	Acquiring Fund
Foreign Securities	The Fund may invest up to 20% of its assets in non-U.S. credit or securities market investments.	The Fund may invest up to 20% of its assets in non-U.S. credit or securities market investments.

Temporary Defensive Position	Under certain market conditions, the Fund may adopt a temporary defensive position to invest its assets in cash or cash equivalents.	Under certain market conditions, the Fund may adopt a temporary defensive position to invest its assets in cash or cash equivalents.
Under the 1940 Act, the Acquired Fund, as a business development company, generally may not acquire any assets other than assets of the type listed in Section 55(a) of the 1940 Act, which are sometimes referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The Acquiring Fund, which is not a business development company, is not subject to this restriction.
The Statement of Additional Information sets forth the Acquiring Fund’s fundamental investment restrictions, which may not be changed without the vote of a majority of the outstanding voting securities.

INFORMATION ABOUT THE FUNDS
OUTSTANDING SECURITIES
Set forth below is information about each Fund’s common shares as of December 31, 2007.
Acquiring Fund

Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding
Common Shares	Unlimited	—	55,526,190*

* This includes shares issued by the Acquiring Fund pursuant to a rights offering completed on January 28, 2008 and reorganizations completed on July 18, 2008. Excluding shares of the rights offering and the reorganizations, the Acquiring Fund had 34,520,550 shares outstanding on December 31, 2007.
Acquired Fund

Title of Class	Amount Authorized	Amount Held by Fund	Amount Outstanding
Common Shares	550,000,000	—	17,716,771
COMMON SHARE PRICE DATA
The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE for each full quarterly period within the two most recent fiscal years or since inception and each full quarter since the beginning of the current fiscal year, along with the NAV and discount or premium to NAV for each quotation.
The Acquiring Fund only makes public its net asset value on a weekly basis, and the Acquired Fund only makes public its net asset value on a quarterly basis. Accordingly, the net asset value and the premium and discount from net asset value in the table below are based on the publicly available net asset values for the week or quarter, as applicable, in which the high and low sales price occurred. Since the net asset value and the premium and discount from net asset value is based on the publicly available net asset values for the week, which may not fall on the same date as the high and low sales prices, the range of net asset values and the premium and discount from net asset value for the common shares during the periods shown may be broader or more narrow than what is shown in this table.
ACQUIRING FUND

					Premium/(Discount) as a %
	Market price		Net asset value per share		of net asset value
Quarter	High	Low	High	Low	High	Low

2nd Quarter 2006*	20.60	20.18	19.07	19.06	8.0%	5.9%
3rd Quarter 2006	21.30	19.82	19.13	19.12	11.3%	3.7%
4th Quarter 2006	21.48	20.10	20.02	19.38	7.3%	3.7%
1st Quarter 2007	21.69	20.37	20.34	20.33	6.6%	0.2%
2nd Quarter 2007	21.14	19.80	20.53	20.45	3.0%	-3.2%
3rd Quarter 2007	20.17	16.25	20.63	19.18	-2.2%	-15.3%
4th Quarter 2007	18.80	15.67	19.36	18.00	-2.9%	-12.9%
1st Quarter 2008	15.88	12.80	17.92	14.45	-11.4%	-11.4%
2nd Quarter 2008	14.39	13.21	15.07	14.76	-4.5%	-10.5%
3rd Quarter 2008	13.40	8.79	14.47	12.53	-7.4%	-29.9%

*	The Acquiring Fund commenced operations on June 29, 2006.

ACQUIRED FUND

				Premium/(Discount) as a %
	Market price			of net asset value
	High	Low		High	Low
Quarter	Net asset value per share(1)

1st Quarter 2007*	15.25	14.06	$14.05	8.5%	0.1%
2nd Quarter 2007	15.05	13.84	$14.08	6.9%	-1.7%
3rd Quarter 2007	14.48	9.75	$12.34	17.3%	-21.0%
4th Quarter 2007	13.20	8.38	$10.27	28.5%	-18.4%
1st Quarter 2008	9.26	5.96	$8.26	12.1%	-27.8%
2nd Quarter 2008	8.15	5.74	$7.24	12.6%	-20.7%

3rd Quarter 2008	5.98	2.97	$6.69	-10.6%	-55.6%

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset value shown is based on outstanding shares at the end of the applicable period.

*	The Acquired Fund commenced operations on January 18, 2007, and began trading on the NYSE on February 27, 2008.
As of September 30, 2008, (i) the net value per share for common shares of the Acquiring Fund was $12.47 and the market price per share was $9.56, representing a discount to NAV of 23.3%, and (ii) the NAV per share for common shares of the Acquired Fund was $6.69 and the market price per share was $2.97, representing a discount to NAV of 55.6%.
The NAV per share and market price per share of the common shares of each Fund may fluctuate prior to the closing date of the Reorganization. Depending on market conditions immediately prior to the closing date of the Reorganization, Acquiring Fund common shares may trade at a larger or smaller discount to NAV than the Acquired Fund’s common shares. This could result in the Acquiring Fund common shares having a market value that is greater or less than the market value of the Acquired Fund’s common shares on the closing date of the Reorganization.
SHARE REPURCHASES
Common shares of each of the Acquiring Fund and the Acquired Fund have traded at a premium to NAV at certain times and at a discount to NAV at certain times.
Each Fund may from time to time take action to attempt to reduce or eliminate a market value discount from NAV by repurchasing their common shares in the open market or by tendering for their common shares at NAV.
Subject to its investment restrictions, a Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. The Fund will comply with the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and the rules and regulations thereunder in connection with any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board. Any such borrowings will be subject to the limitations imposed by the 1940 Act and the Rating Agency Guidelines.
The repurchase by a Fund of its common shares at prices below NAV will result in an increase in the NAV of those common shares that remain outstanding. However, there can be no assurance that common share repurchases or tender offers at or below NAV will result in the Fund’s common shares trading at a price equal to their NAV. Nevertheless, the fact that a Fund’s common shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.
Before deciding whether to take any action if the common shares trade below NAV, a Fund’s Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Fund’s Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.
DIVIDENDS AND OTHER DISTRIBUTIONS
Both Funds.
Distributions, which may contain returns of capital, on each Fund’s common shares are declared based on annual projections of net investment income (defined as dividends and interest income received on underlying portfolio securities, net of Fund expenses). The Acquiring Fund pays monthly distributions to common shareholders. The Acquired Fund pays quarterly distributions to common shareholders. As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined above) allocated to common shareholders for income tax purposes. Each Fund generally intends to pay any net long-term and short-term capital gain distributions annually. However, from time to time, the Acquiring Fund may determine to retain net long-term capital gains for reinvestment and pay a Fund-level tax on those retained amounts, in which case shareholders may be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amounts, and entitled to a credit and/or refund on their U.S. income tax returns on their proportionate shares of the tax paid by the Fund on undistributed amounts. See the Statement of Additional Information under “Tax Matters.”
Various factors will affect the level of each Fund’s current income and current gains, such as its asset mix, and each Fund’s use of options. To permit each Fund to maintain more stable dividends and annual distributions, each Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month, quarter or year, as applicable. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by each Fund for any particular period may be more or less than the amount of income and gains actually earned by each Fund during the applicable period. Undistributed income and gains will add to each Fund’s NAV and, correspondingly, distributions from undistributed income and gains and from capital, if any, will be deducted from each Fund’s NAV. Shareholders will automatically have all dividends and other distributions reinvested in common shares of each Fund issued by each Fund or purchased in the open market in accordance with each Fund’s Dividend Reinvestment Plan unless an election is made to receive cash. Each participant in each Fund’s Dividend Reinvestment Plan will pay a pro rata portion of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Dividend Reinvestment Plan of the Acquiring Fund are subject to a sales fee and a brokerage commission.
DIVIDEND REINVESTMENT PLAN
Each Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. The terms of each Plan is set forth below.
Acquired Fund. Unless the registered owner of your shares elects to receive cash by contacting the Plan Agent, the agent for stockholders that is administering the Acquired Fund’s Plan, all dividends declared for your shares will be automatically reinvested by the Plan Agent in additional Shares. If the registered owner of your shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PNC, as the dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting PNC, as the dividend disbursing agent.
The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s shares are registered. Whenever the Acquired Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares (“newly-issued shares”) or (ii) by purchase of outstanding shares on the open market (“open-market purchases”) on the NYSE or elsewhere.
If, on the payment date for any dividend, the market price per share plus estimated brokerage commissions is greater than the net asset value per share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly-issued shares, including fractions, on behalf of the Plan participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.
If, on the payment date for any dividend, the net asset value per share is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Acquired Fund will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly-issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly-issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.
The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Shares issued directly by the Acquired Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of Shares through the Plan Agent are subject to a $2.50 sales fee and a brokerage commission of $0.05 per Share sold.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Acquired Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone 877-247-1888 for the Acquired Fund and 877-665-1287 for the Acquiring Fund.

Acquiring Fund. Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for the common shares of the Acquiring Fund will be automatically paid in the form of, or reinvested by the Plan Agent (agent for shareholders in administering the Acquiring Fund’s Plan) in, additional common shares of the Acquiring Fund. If you are a registered owner of common shares and elect not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PNC, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting PNC, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional shares of the Acquiring Fund for you.
The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s shares are registered. Whenever the Acquiring Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares from the Acquiring Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NYSE or elsewhere.
If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the NAV per common share (such condition being referred to herein as “market premium”), the Fund will issue common shares, including fractions, to the participants in the amount of the dividend. The number of newly issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per common share on the payment date; provided that, if the NAV per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.
If, on the payment date for any dividend, the NAV per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.
In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Acquiring Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the NAV per common share, the average per common share purchase price paid by the Plan Agent may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the NAV per common share at the close of business on the last purchase date; provided that, if the NAV per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to common shares issued directly by the Acquiring Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. See “Tax Matters.” Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.
The Acquiring Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence concerning the Plan should be directed to the Plan Agent at PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone 877-247-1888 for the Acquired Fund and 877-665-1287 for the Acquiring Fund.
DESCRIPTION OF CAPITAL STRUCTURE
ACQUIRED FUND
Common Stock
The Acquired Fund is a corporation organized under the laws of Delaware pursuant to a certificate of incorporation dated as of August 22, 2006. The Acquired Fund is authorized to issue 550,000,000 Shares, par value $0.001 per Share. Each Share has one vote and, when issued and paid for, is fully paid and non-assessable, except that the Board shall have the power to cause stockholders to pay expenses of the Acquired Fund by setting off charges due from stockholders from declared but unpaid dividends or distributions owed the stockholders and/or by reducing the number of Shares owned by each respective stockholder. All Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Acquired Fund will send annual and semi-annual reports, including financial statements, to all holders of its Shares.
Any additional offerings of Shares will require approval by the Board. Any additional offering of Shares will be subject to the requirements of the 1940 Act, which provides that Shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Acquired Fund’s outstanding voting securities.
Preferred Stock
The Acquired Fund’s Certificate of Incorporation and By-laws provide that the Board may authorize and issue preferred stock (the “Preferred Stock”) with rights as determined by the Board, by action of the Board without the approval of the holders of the Shares. Holders of Shares have no preemptive right to purchase any Preferred Stock that might be issued. Whenever Preferred Stock is outstanding, the holders of Shares will not be entitled to receive any distributions from the Acquired Fund unless all accrued dividends on Preferred Stock have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Stock would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Stock have been met.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Acquired Fund, the holders of Preferred Stock will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of Preferred Stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Stock will not be entitled to any further participation in any distribution of assets by the Acquired Fund.
Voting Rights. The 1940 Act requires that the holders of any Preferred Stock, voting separately as a single class, have the right to elect at least two directors on the Board at all times. The remaining directors on the Board will be elected by holders of Shares and Preferred Stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Stock have the right to elect a majority of the directors on the Board at any time two years’ dividends on any Preferred Stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act. As a result of these voting rights, the Acquired Fund’s ability to take any such actions may be impeded to the extent that there is any Preferred Stock outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Stock will have equal voting rights with holders of Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Shares as a single class.
The affirmative vote of the holders of a majority of the outstanding Preferred Stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Stock so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of shares of Preferred Stock. The class vote of holders of Preferred Stock described above will in each case be in addition to any other vote required to authorize the action in question.
Redemption, Purchase and Sale of Preferred Stock by the Acquired Fund. The terms of any Preferred Stock would typically provide that (i) they are redeemable by the Acquired Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Acquired Fund may tender for or purchase Preferred Stock and (iii) the Acquired Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Stock by the Acquired Fund will reduce the leverage applicable to the shares, while any resale of shares by the Acquired Fund will increase that leverage.
The discussion above describes the possible offering of Preferred Stock by the Acquired Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Stock may be the same as, or different from, the terms described above, subject to applicable law and the Acquired Fund’s Certificate of Incorporation and By-laws. The Board, without the approval of the holders of Shares, may authorize an offering of Preferred Stock or may determine not to authorize such an offering, and may fix the terms of the Preferred Stock to be offered.
The Acquired Fund may apply for ratings for any Preferred Stock from Moody’s, S&P or Fitch. In order to obtain and maintain the required ratings, the Acquired Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s, S&P and/or Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Acquired Fund does not anticipate that such guidelines would have a material adverse effect on the holders of Shares or the Acquired Fund’s ability to achieve its investment objective.
Under the 1940 Act, the Acquired Fund is not permitted to issue senior securities unless after such issuance the value of the Acquired Fund’s total assets, less certain ordinary course liabilities, is at least 200% of the amount of any debt outstanding and 200% of the liquidation preference of any Preferred Stock outstanding. In addition, the Acquired Fund is not permitted to declare any cash distributions on its Shares unless, at the time of such declaration, the value of the Acquired Fund’s total assets is at least 200% of the liquidation preference of the Acquired Fund’s outstanding Preferred Stock and 200% of the amount of the Acquired Fund’s outstanding senior securities representing debt. If senior securities are issued, the Acquired Fund intends, to the extent possible, to purchase or redeem senior securities from time to time to the extent necessary in order to maintain coverage of any senior securities of at least 200%. In addition, as a condition to obtaining ratings on the senior securities, the terms of any senior securities issued are expected to include asset coverage maintenance provisions which will require the redemption of the senior securities in the event of non-compliance by the Acquired Fund and may also prohibit distributions on the Shares in such circumstances.
The Acquired Fund may also borrow money as a temporary measure for liquidity and extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquired Fund securities.
Credit Facility
The Acquired Fund currently leverages through borrowings from a credit facility, which borrowings are expected to be paid down prior to the closing of the Reorganization.
In accordance with the 1940 Act, with certain limited exceptions, the Acquired Fund is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The Acquired Fund entered into a Revolving Credit and Security Agreement with Liberty Street Funding LLC, as conduit lender, and The Bank of Nova Scotia, acting through its New York agency, as secondary lender and agent (the “Agent”) on June 27, 2008, as amended November 25, 2008 (the “Credit Agreement”). Under the Credit Agreement, the Acquired Fund may borrow on a revolving basis up to $60 million, subject to the satisfaction of certain conditions including compliance with borrowing base tests and asset coverage limits. The Credit Agreement imposes stricter limitations than the 1940 Act, requiring generally that asset coverage be at least 350% after a borrowing. The Credit Agreement expires in May 2009 and borrowings thereunder are secured by substantially all of the assets in the Acquired Fund’s portfolio, including cash and cash equivalents. The interest rate charged is based on prevailing commercial paper rates if the conduit lender makes the advance, other than through participations, plus commitment and utilization fees. However, if the conduit lender does not make the advance, other than through participations, the interest rate is based on the prevailing Eurodollar rate, Federal Funds rate or the agent’s reference rate, in each case plus an applicable spread and commitment and utilization fees. The Acquired Fund pays a commitment fee at the annual rate of 1.25% on the total commitment amount, and a utilization fee at the annual rate of 0.75% on outstanding borrowings. The Credit Agreement contains customary events of default (with grace periods where customary) including, among other things, failure to pay interest or principal when due and failure to comply with certain asset coverage and borrowing base tests.
ACQUIRING FUND
Common Stock
The Acquiring Fund is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of March 10, 2006 (“Declaration of Trust”). The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Acquiring Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. The Acquiring Fund currently is not aware of any expenses that will be paid pursuant to this provision, except to the extent fees payable under its Dividend Reinvestment Plan are deemed to be paid pursuant to this provision.
The Acquiring Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Acquiring Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.
While the Acquiring Fund has filed a registration statement to permit it to offer additional shares from time to time, such registration statement has not been declared effective and the Acquiring Fund has no present intention of offering any additional shares on that registration statement. Any additional offerings of shares will require approval by the Acquiring Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Acquiring Fund’s common shareholders. The Acquiring Fund currently issues additional shares under its Dividend Reinvestment Plan and, if approved, the Acquiring Fund will issue additional shares pursuant to the Reorganization.
Any additional offerings of common shares would result in current shareholders owning a smaller proportionate interest in the Acquiring Fund than they owned prior to such offering to the extent that shareholders do not purchase sufficient shares in such offering to maintain their percentage interest. The Acquiring Fund’s net asset value would be reduced immediately following an offering of the shares due to the costs of such offering, which will be borne entirely by the Acquiring Fund. The sale of shares by the Acquiring Fund (or the perception that such sales may occur) may have an adverse effect on prices of shares in the secondary market. An increase in the number of shares available may put downward pressure on the market price for shares. If the Acquiring Fund were unable to invest the proceeds of an additional offering of shares as intended, the Acquiring Fund’s per share distribution may decrease and the Acquiring Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.
Unlike open-end funds, closed-end funds like the Acquiring Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Acquiring Fund, the Acquiring Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase. See the Statement of Additional Information under “Repurchase of Common Shares.”
Preferred Shares
The Declaration of Trust provides that the Acquiring Fund’s Board may authorize and issue preferred shares with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Acquiring Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met.
The Acquiring Fund may issue preferred shares as part of its leverage strategy. We cannot assure you, however, that any preferred shares will be issued. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Acquiring Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.
Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Acquiring Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Acquiring Fund.

Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Acquiring Fund at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Acquiring Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Acquiring Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.
The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.
Redemption, Purchase and Sale of Preferred Shares by the Acquiring Fund. The terms of the preferred shares are expected to provide that (i) they are redeemable by the Acquiring Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (ii) the Acquiring Fund may tender for or purchase preferred shares and (iii) the Acquiring Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Acquiring Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Acquiring Fund will increase that leverage.
The discussion above describes the possible offering of Preferred Shares by the Acquiring Fund. If the Board determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering and may fix the terms of the preferred shares to be offered.
Other Shares
The Board (subject to applicable law and the Declaration of Trust) may authorize an offering, without the approval of the holders of common shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Acquiring Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.
Credit Facility
The Acquiring Fund currently leverages through borrowings from a credit facility.
The Acquiring Fund has entered into a revolving credit agreement with The Bank of Nova Scotia (“Scotia”) to borrow up to $380,000,000 (the “Loan Agreement”). Such borrowings constitute financial leverage. The Loan Agreement contains covenants that limit the Acquiring Fund’s ability to, without the prior consent of Scotia: (i) pay dividends in certain circumstances, (ii) incur additional debt, or (iii) adopt or carry out any plan of liquidation, reorganization, incorporation, recapitalization, merger or consolidation or sell, transfer or otherwise dispose of all or a substantial part of its assets. For instance, the Acquiring Fund agreed not to purchase assets not contemplated by the investment policies and restrictions in effect when the Loan Agreement became effective. Furthermore, the Acquiring Fund may not incur additional debt from any other party, except for in limited circumstances (e.g., in the ordinary course of business). In addition, the Loan Agreement contains a covenant requiring asset coverage ratios that may be more stringent than those required by the 1940 Act. Such restrictions shall apply only so long as the Loan Agreement remains in effect. Any senior security representing indebtedness, as defined in Section 18(g) of the 1940 Act, must have asset coverage of at least 300%. Debt incurred under the Loan Agreement will be considered a senior security for this purpose.
COMPARISON OF CHARTERS AND BY-LAWS
The Acquired Fund is governed by an Amended and Restated Certificate of Incorporation (the “Certificate”). The Acquiring Fund is governed by an Agreement and Declaration of Trust (the “Declaration of Trust” and together with the Certificate, the “Charters”).
Powers and Liabilities Relating to Shares. The Certificate permits Directors of the Acquired Fund, without shareholder approval, to provide for the issuance of all or any of the preferred shares in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions as shall be stated in the resolution adopted by the Board of Directors providing for the issuance of such class or series. The Declaration of Trust permits the Trustees of the Acquiring Fund, without shareholder approval, to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer and otherwise deal in, Shares including Shares in fractional denominations.
The Declaration of Trust limits the personal liability of any shareholder in connection with Acquiring Fund property or the acts, obligations or affairs of the Acquiring Fund. Shareholders have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. The Certificate does not have a similar provision, though stockholders have limited personal liability under the Delaware General Corporation Law.
Shareholder Voting Requirements — Generally.
Holders of record of Common Shares of the Acquired Fund shall have one vote in respect of each share of stock held by such holder of record on the books of the Acquired Fund for the election of directors and on all other matters submitted to a vote of stockholders of the Acquired Fund. The affirmative vote of the holders of at least seventy-five percent (75%) of the then outstanding shares of the Acquired Fund’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal the article relating to Amendments. In the Acquiring Fund’s Declaration of Trust, no amendment may be made to the By-laws or the Declaration of Trust except after a majority of the trustees have approved a resolution therefor, by the affirmative vote of the holders of not less than 75% of the shares of each affected class or series outstanding, voting as separate classes or series, unless such amendment has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote (as defined below) is required. “Majority Shareholder Vote” means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67% of more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such company, whichever is the less.
Shareholders of the Acquiring Fund shall have no power to vote on any matter except matters on which a vote of Shareholders is required by applicable law, the Declaration of Trust or resolution of the Trustees. The Declaration of Trust expressly provides that no matter for which voting is required by the Statutory Trust Act in the absence of the contrary provision in the Declaration of Trust shall require any vote. Except as otherwise provided herein, any matter required to be submitted to Shareholders and affecting one or more classes or series of shares shall require approval by the required vote of all the affected classes and series of shares voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of shares is required by the 1940 Act, such requirement as to a separate vote by that class or series of shares shall apply in addition to a vote of all the affected classes and series voting together as a single class. Shareholders or a particular class or series of shares shall not be entitled to vote on any matter that affects only one or more other classes or series of shares. There shall be no cumulative voting in the election or removal of trustees.

In the Acquired Fund’s Certificate, any director may be removed for cause from office by the action of the holders of at least 75% of the then outstanding shares of the Acquired Fund’s capital stock entitled to vote for the election of the respective director. In the Acquiring Fund’s Declaration of Trust, any of the trustees may be removed for cause and only by action taken by a majority of the remaining trustees followed by the holders of at least 75% of the Shares then entitled to vote in an election of such trustee.
In the Acquired Fund’s Certificate, the affirmative vote of the holders of at least 75% of the then outstanding shares of the Acquired Fund’s capital stock entitled to vote generally in the election of directors, voting together as a single class, is required to amend Article VI relating to Directors, Article VIII relating to Stockholders and Article IX relating to the amendment or repeal of By-laws. However, the Board of Directors is empowered to adopt, amend of repeal the By-laws of the Acquired Fund, provided however, that any adoption, amendment or repeal of the By-laws by the Board of Directors requires the approval of at least 66 2/3% of the total number of all authorized directors (whether or not there exists any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors).
Shareholder Voting Requirements — Merger and Consolidation. The Acquired Fund’s Certificate states that the conversion of the Acquired Fund from a business development company to an investment company, the liquidation and dissolution of the Acquired Fund, the merger or consolidation of the Acquired Fund with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in the Certificate, and any amendment to the provision relating to merger and consolidation — requires the approval of (i) the holders of at least eighty percent (80%) of the then outstanding shares of the Acquired Fund’s capital stock, voting together as a single class, or (ii) at least (A) a majority of the “continuing directors” and (B) the holders of at least seventy-five percent (75%) of the then outstanding shares of the Acquired Fund’s capital stock entitled to vote generally in the election of directors, voting together as a single class.
The Acquiring Fund’s Declaration of Trust states that the Acquiring Fund may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Acquired Fund’s property or the property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the trustees and approved by a majority shareholder vote and any such merger, consolidation, sale, lease or exchange shall be determined for all purposes to have been accomplished under and pursuant to the statutes of the State of Delaware.
Governing Law. The Acquired Fund is governed by the Delaware General Corporations Law. The Acquiring Fund is governed by Delaware Statutory Trust Act.
FEDERAL INCOME TAX MATTERS
The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders that are “U.S. persons” as defined for U.S. federal income tax purposes. It reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authorities, as of the date of this prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative, or judicial interpretations. Your investment in the Funds may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. For more information, including information about the tax consequences to foreign persons of investing in the Funds, please see the Statement of Additional Information under “Tax Matters.”
Each Fund intends to qualify each year as a RIC under the Code. A RIC is not subject to tax at the company level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a RIC would result in Fund-level taxation and consequently a reduction in income available for distribution to shareholders.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s taxable year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. Each Fund reserves the right to pay the excise tax when circumstances warrant.
Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income, (iii) accelerate income, (iv) convert short-term losses into long-term losses, (v) cause the Trust to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time a purchase or sale of stock or securities is deemed to occur, (vii) cause adjustments in the holding periods of the Fund’s securities, and (viii) adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. Each Fund intends to monitor its transactions and may make certain tax elections. In addition, a Fund may be required to borrow money or dispose of securities to mitigate the effect of certain of these provisions, prevent the Fund’s disqualification as a RIC, and avoid incurring Fund-level U.S. federal income and/or excise taxes.
Special tax rules may change the treatment of gains and losses recognized by a Fund when the Fund invests in certain foreign securities or currencies. The application of these special rules may also affect the timing, amount and character of distributions made by a Fund. In addition, dividend, interest and other income received by a Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. The Funds do not expect that they will be eligible to elect to treat any foreign taxes they pay as paid by their shareholders, and therefore shareholders will not be entitled to claim a credit or deduction for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund’s underlying investments.
Distributions paid to shareholders by a Fund from its net realized long-term capital gains (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund designates as capital gain dividends (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their shares. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. All other dividends paid to shareholders by a Fund (including dividends from net investment income and from short-term capital gains (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its earnings and profits are generally subject to tax as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund levels. It is not generally expected that a significant portion of either Fund’s distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividend-received deduction for corporate shareholders.
Dividends and other taxable distributions are taxable to shareholders even if they are reinvested in additional common shares of the Funds. Dividends and other distributions paid by the Funds are generally treated as received by shareholders at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and a shareholder was the owner of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the shareholder on December 31 of the year in which the dividend was declared.
The price of common shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase common shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.
The Funds will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Funds.

If you sell or otherwise dispose of common shares of a Fund, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive in exchange for such shares. If you hold your common shares as capital assets, any such gain or loss generally will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale.
A Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a non-corporate shareholder who fails to provide the Trust (or its agent) with the shareholder’s correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification, or who has been notified by the IRS that such shareholder is subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.
The discussions set forth herein and in the Statement of Additional Information do not constitute tax advice, and you are urged to consult your own tax advisor to determine the specific U.S. federal, state, local and foreign tax consequences to you of investing in the Funds.
ANTI-TAKEOVER PROVISIONS
ACQUIRED FUND
The Acquired Fund’s Certificate and By-laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Acquired Fund or to change the composition of its Board. This could have the effect of depriving stockholders of an opportunity to sell their stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Acquired Fund. Such attempts could have the effect of increasing the expenses of the Acquired Fund and disrupting the normal operation of the Acquired Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of Board members is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Board member may be removed from office for cause by the action of a majority of the remaining Board members followed by a vote of the holders of at least 75% of the stock then entitled to vote for the election of the respective Board member.
In addition, the Acquired Fund’s Certificate and By-laws require the favorable vote of a majority of the Directors followed by the favorable vote of the holders of at least 75% of the outstanding stock of each affected class or series of the Acquired Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions Principal Stockholders (as defined below), unless 80% of the Directors have by resolution approved a memorandum of understanding with the Principal Stockholder with respect to and substantially consistent with such transaction, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Acquired Fund, with each class and series of shares voting together as a single class, unless otherwise required, will be required. For purposes of these provisions, a Principal Stockholder refers to any person (as defined in the Acquired Fund’s Certificate) who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding stock of the voting securities of the Acquired Fund.
The Principal Stockholder transactions subject to these special approval requirements are: the merger or consolidation of the Acquired Fund or any subsidiary of the Acquired Fund with or into any Principal Stockholder; the issuance of any securities of the Acquired Fund to any Principal Stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Acquired Fund to any Principal Stockholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Acquired Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Acquired Fund or any subsidiary of the Acquired Fund, in exchange for securities of the Acquired Fund, of any assets of any Principal Stockholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Acquired Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Acquired Fund to an investment company, to liquidate and dissolve the Acquired Fund, to merge or consolidate the Acquired Fund with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, the Acquired Fund’s Certificate and By-laws require the approval of (i) the holders of at least 80% of the then outstanding shares of the Acquired Fund’s capital stock, voting together as a single class, or (ii) at least (A) a majority of the “continuing directors” (as defined in the Certificate) and (B) the holders of at least 75% of the then outstanding shares of the Acquired Fund’s capital stock entitled to vote generally in the election of directors, voting together as a single class. You should assume that it is not likely that the Board would vote to convert the Acquired Fund to an investment company.
For purposes of calculating “a majority of the outstanding voting securities” under the Acquired Fund’s certificate of incorporation and bylaws, each class and series of stock of the Acquired Fund will vote together as a single class, except to the extent required by the 1940 Act or the Acquired Fund’s certificate of incorporation and bylaws, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of stock of the class or series, voting as a separate class or series, also will be required.
The Board has determined that provisions with respect to the Board and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally. Reference should be made to the Acquired Fund’s Certificate and By-laws on file with the SEC for the full text of these provisions.
ACQUIRING FUND
Similar to the Acquired Fund, the Acquiring Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of trustees. These provisions are similar to, but not identical to those of the Acquired Fund. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office (for cause, and not without cause) by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.
In addition, the Declaration of Trust requires the favorable vote of a majority of the Fund’s board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with Principal Shareholders (as defined below), unless the transaction has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund.
The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.
To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Fund’s investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Fund to an open-end fund.
For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.
The Declaration of Trust also provides that the Fund may be liquidated upon the approval of 80% of the trustees.
The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust, on file with the SEC for the full text of these provisions.
PAST PERFORMANCE OF EACH FUND
As shown in the table below, the performance of the Acquiring Fund on a net asset value basis has exceeded that of the Acquired Fund for the one-year period ended December 31, 2007. However, there is no guarantee or assurance as to the future performance of the Acquiring Fund. Each Fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including changes in investor perceptions of each Fund or its investment adviser, market conditions, fluctuations in supply and demand for each Fund’s shares and changes in each Fund’s distributions.
TOTAL RETURNS AS OF DECEMBER 31, 2007

	Acquired Fund*		Acquiring Fund**
		Market		Market
	NAV	Price	NAV	Price
1 year	-14.4%	-31.4%	-0.35%	-17.05%
3 years	N/A	N/A	N/A	N/A
5 years	N/A	N/A	N/A	N/A
10 years/ Since Inception	-14.4%	-31.4%	5.2%	-6.4%

* **	The Acquired Fund commenced investment operations and public trading on February 22, 2007. The Acquiring Fund commenced investment operations on June 29, 2006.

FINANCIAL HIGHLIGHTS
The following Financial Highlights tables are intended to help you understand each Fund’s financial performance since inception. This information, derived from each Fund’s Financial Statements, has been audited (except where noted) by PricewaterhouseCoopers LLP, whose report is included in each Fund’s Annual Report for each of the years or periods ended December 31, 2007 and December 31, 2006, which is incorporated by reference into the Statement of Additional Information and available upon request. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature. The audited Financial Statements for the year ended December 31, 2007 and the unaudited Financial Statements of the Acquired Fund for the periods ended March 31, 2008, June 30, 2008 and September 30, 2008 are set forth in Appendix E.

Highland Distressed Opportunities, Inc.

	Nine Months Ended	Year Ended 12/31/07
	9/30/08 (Unaudited)	(a)
Net Asset Value, Beginning of Period	$ 10.27	$ 14.33	(b	)
Income from Investment Operations
Net investment income	0.54	0.97
Net realized and unrealized gain on investments	-3.44	-4.43

Total from investment operations applicable to common shareholders	-2.90	-3.46
Common Stock Offering Cost	0.00	-0.07
Capital Contribution	0.00	0.26	(c	)
Less Distributions Declared to Common Shareholders
From net investment income	-0.68	-0.79
From net realized gains	0.00	0.00

Total Distributions Declared	-0.68	-0.79
Net Asset Value, End of Period	$ 6.69	$ 10.27
Market Value, End of Period	$ 2.97	$ 8.57
Market Value Total Return (d)(e)	-60.79%	-17.05%
Ratios to Average Net Assets/Supplemental Data
Common Share Information at End of Period (g):
Ratios based on average net assets
Net assets, end of period (in 000’s) (f)	$118,540	$182,015
Net operating expenses	6.55%	5.74%
Interest expenses	2.54%	3.80%
Dividend expense from short positions	0.00%	0.00%
Waiver/reimbursement	0.75%	2.24%
Net expenses (h)	8.34%	7.30%
Net investment income	8.85%	8.77%
Portfolio turnover rate (e)	41%	224%

(a)	Highland Distressed Opportunities, Inc. commenced operations on January 18, 2007.

(b)	Net asset value at the beginning of the period reflects the deduction of the one-time initial sales load in connection with the offering.

(c)	On February 20, 2007, the Investment Adviser contributed an additional $87,596 in capital to the Company prior to the offering. No additional shares were issued in the transaction. The contribution per share is based on the pre-offering share amount of 333,333.33.

(d)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return assumes reinvestment of distributions.

(e)	Not annualized.

(f)	Dollars in thousands.

(g)	Ratios to average net assets are calculated using the net assets of the period starting from the offering on February 27, 2007 through December 31, 2007.

(h)	Net expense ratio has been calculated after applying any waiver/reimbursement.

Highland Credit Strategies Fund

	Nine Months
	Ended 9/30/08			Year Ended	Year Ended
	(Unaudited)			12/31/07	12/31/06 (a)
Net Asset Value, Beginning of Period	$ 17.99			$ 20.08	$ 19.06
Income from Investment Operations
Net investment income	1.06			1.71	0.71
Net realized and unrealized gain on investments	-3.91			-1.85	0.91

Total from investment operations applicable to common shareholders	-2.85			-0.14	1.62
Less Distributions Declared to Common Shareholders
From net investment income	-1.12			-1.65	-0.60
From net realized gains	-0.23			-0.30	0.00

Total Distributions Declared	-1.35			-1.95	-0.60
Dilutive impact of rights offering	-1.32			0.00	0.00
Net Asset Value, End of Period	$ 12.47			$ 17.99	$ 20.08
Market Value, End of Period	$ 9.56			$ 15.82	$ 21.66
Market Value Total Return (b)	-32.90%	(c	)	-17.05%	9.06%	(c	)
Ratios to Average Net Assets/Supplemental Data
Common Share Information at End of Period (g):
Ratios based on average net assets
Net assets, end of period (in 000’s) (d)	$692,483			$621,078	$692,964
Net operating expenses	2.00%			1.87%	1.53%
Interest expenses	1.53%			2.16%	1.03%
Dividend expense from short positions	0.19%			0.03%	0.00%
Waiver/reimbursement	0.05%			0.00%	0.00%
Net expenses	3.67%			4.06%	2.56%
Net investment income	11.00%			8.64%	7.37%
Portfolio turnover rate	55.37%	(c	) (e)	66%	46%	(c	)

(a)	Highland Credit Strategies Fund commenced operations on June 29, 2006.

(b)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return assumes reinvestment of distributions.

(c)	Not annualized.

(d)	Dollars in thousands.

(e)	Portfolio turnover rate excludes securities received from processing in the subscriptions from reorganizations.

SELECTED FINANCIAL DATA FOR THE ACQUIRED FUND
The following table sets forth our selected historical financial and operating data, as of and for the dates and period indicated. The selected historical financial data are derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. This selected financial data should be read in conjunction with our financial statements and related notes thereto included in Appendix E.

Period Ended December 31, 2007 (a)
Total investment income	$31,329,721
Net expenses	$14,240,203
Net investment income	$17,089,518
Net realized and unrealized gain/(loss) on investments	$(74,340,032)
Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	$(57,250,514)

Balance Sheet Data:
Total assets	$346,923,924
Borrowings outstanding	$142,000,000
Stockholders’ equity (net assets)	$182,015,052

(a)	Highland Distressed Opportunities, Inc. commenced operations on January 18, 2007.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS OF ACQUIRED FUND
Some of the statements in this section constitute forward-looking statements, which relate to future events or the future performance or financial condition of Highland Distressed Opportunities, Inc. (the “Acquired Fund,” “we,” “us” and “our”). The forward-looking statements contained in this report involve risks and uncertainties, including statements as to:
☐	our future operating results;

☐	our business prospects and the prospects of our portfolio companies;

☐	the impact of investments that we expect to make;

☐	our contractual arrangements and relationships with third parties;

☐	the dependence of our future success on the general economy and its impact on the industries in which we invest;

☐	our expected financings and investments;

☐	the adequacy of our cash resources and working capital;

☐	the timing of cash flows, if any from the operations of our portfolio companies; and

☐	the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments.
We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “could,” “estimates,” “potential,” “continue,” “target,” or the negative of these terms or other similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We have based the forward-looking statements included in this Prospectus/Proxy Statement on information available to us on the date of this Prospectus/Proxy Statement, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.
Overview
This discussion is as of September 30, 2008. The Acquired Fund was incorporated in Delaware on August 22, 2006 and initially funded on January 18, 2007. We commenced material operations on February 27, 2007. Our investment objective is total return generated by both capital appreciation and current income. We will seek to achieve this objective by investing in financially-troubled or distressed companies that are either middle-market companies or unlisted companies by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments.
Generally, distressed companies are those that (i) are facing financial or other difficulties and (ii) are or have been operating under the provisions of the U.S. Bankruptcy Code or other similar laws or, in the near future, may become subject to such provisions or otherwise be involved in a restructuring of their capital structure. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. We use the term “unlisted” to refer to companies not listed on a national securities exchange (for example, companies whose securities are quoted on the over-the-counter bulletin board or through Pink Sheets LLC would not be “listed” on a national securities exchange, although they may be considered “public” companies).

We have elected to be regulated as a business development company (a “BDC”) under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we are generally prohibited from acquiring assets other than “qualifying assets” unless, after giving effect to the acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of “eligible portfolio companies” (as defined in the 1940 Act), cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Additionally, we will elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”).
On February 26, 2007, the Acquired Fund closed its initial public offering (“IPO” or the “Offering”) and sold 17,000,000 shares of its common stock at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.675 per share. We commenced material operations on February 27, 2007 as we received $243,525,000 in total net proceeds from the IPO. On March 23, 2007, the Acquired Fund issued 284,300 shares of common stock to cover the underwriters’ partial exercise of the over-allotment option on the Offering and received approximately $4,072,698 in net proceeds after deducting underwriting discounts and commissions.
Portfolio and Investment Activity
The following table summarizes the historical composition of our investment portfolio, exclusive of cash and cash equivalents, as a percentage of total investments.

		Corporate
	Senior Loans	Notes and Bonds	Claims	Equity Interests
September 30, 2008	60.5%	24.9%	0.7%	13.9%
June 30, 2008	68.1%	27.0%	0.2%	4.7%
March 31, 2008	49.7%	40.4%	0.5%	9.4%
December 31, 2007	48.4%	34.8%	0.5%	16.3%
September 30, 2007	50.3%	34.4%	1.2%	14.1%
June 30, 2007	45.9%	35.4%	0.8%	17.9%
March 31, 2007	76.7%	21.1%	0.8%	1.4%
Bank debt typically accrues interest at variable rates determined by reference to a base lending rate, such as LIBOR or prime rate, and typically will have maturities of 3 to 5 years. Corporate notes and bonds will typically accrue interest at fixed rates and have stated maturities at origination that range from 5 to 10 years. At September 30, 2008, the weighted average cost yield of our portfolio investments, exclusive of cash and cash equivalents, was approximately 6.8%. At September 30, 2008, the weighted average cost yield of our investments in senior loans and corporate notes and bonds was approximately 7.4%. Yields are computed assuming a fully settled portfolio; using interest rates as of the report date and include amortization of senior loan discount points, original issue discount and market premium or discount; weighted by their respective costs when averaged.
As of September 30, 2008, approximately 54.3% of our portfolio consisted of investments in 10 issuers. Additional information regarding these specific investments has been outlined below. This additional information is limited to publicly available information, and does not address the creditworthiness or financial viability of the issuer, or the future plans of the Acquired Fund as it relates to a specific investment. Furthermore, while the objective of the Acquired Fund is to invest primarily in financially-troubled or distressed companies, the Acquired Fund can and does invest in issuers that are not financially-troubled or distressed at the time of investment. The Acquired Fund may have sold some, or all, of the positions outlined below subsequent to September 30, 2008.
Azithromycin Royalty Sub, LLC
The Azithromycin Royalty Sub, LLC, a wholly-owned subsidiary of InSite Vision Inc., was established to issue senior secured bonds backed by the royalty cash stream from the sales of azithromycin ophthalmic solution, a branded pharmaceutical sold under the brand name AzaSite® and marketed by Inspire Pharmaceuticals, Inc. The solution is used to treat conjunctivitis. The Azithromycin Royalty Sub, LLC is entitled to minimum cash flows from Inspire Pharmaceuticals over the next five years and the entity is obligated to utilize any cash flows in excess of interest expense to pay down principal. More information can be found at www.azasite.com.

Baker & Taylor, Inc.
Baker & Taylor, Inc. (“B&T”) is engaged in the distribution of books, music, video and game products. In addition, unique information services built around the B&T’s proprietary databases as well as specialized consulting and outsourcing services are provided to customers. Customers include retailers (including Internet retailers), public, academic and school libraries and various departments of federal and local governments. B&T distributes its products throughout the United States and worldwide.
Celtic Pharma Phinco B.V.
Celtic Pharmaceuticals Phinco B.V. (“Celtic Pharma”) is a private investment fund with a mandate to purchase a diversified portfolio of novel pharmaceutical products in the later stages of development that have already demonstrated initial proof of principle efficacy in human clinical trials. Celtic Pharma has $250 million of equity commitments in addition to raising $156 million of high-yield bonds. Celtic Pharma has invested in nine drug programs since its 2004 inception. More information can be found at www.celticpharma.com.
Comcorp Broadcasting, Inc.
Comcorp Broadcasting, Inc. (“ComCorp”) is a privately-held regional broadcasting company based in Lafayette, LA. ComCorp operates 23 TV stations in 10 markets in Texas, Louisiana, and Indiana. ComCorp filed for bankruptcy in June 2006 after it was unable to meet its ongoing debt obligations. ComCorp, and its direct and indirect subsidiaries, exited bankruptcy with an effective date of October 4, 2007 under reorganization plans filed (“Plans”) with the United States Bankruptcy Court in the Western District of Louisiana (Case No. 06-50410). Copies of the Plans and the Confirmation Orders may be downloaded, without cost, at www.kccllc.net/cca, or be requested free of charge by calling Kurtzman Carson Consultants LLC at 1-866-381-9100.
Fontainebleau Florida Hotel, LLC
Fontainebleau Resorts, LLC. (“Fontainebleau”) is led by Chairman Jeffrey Soffer, who also serves as Chief Executive Officer of Turnberry, Ltd., a creator of luxury condominium and condominium-hotel developments, and President and Chief Financial Officer Glenn Schaeffer, a former Chief Executive Officer of Mandalay Resort Group. Fontainebleau Miami Beach is a resort located in Miami Beach, Florida. Fontainebleau plans to renovate and expand this property into a 22-acre destination resort. More information can be found at www.bleaumiamibeach.com.
Genesys Ventures IA, LP
Genesys Ventures IA, LP, a limited partnership with Genesys Capital Partners of Toronto, Ontario, was established to hold the preferred equity of three late-stage venture companies: Epocal, Inc., Affinium Pharmaceuticals, Ltd., and NeurAxon, Inc. Epocal, Inc. is a point of care diagnostic company that designs and manufactures blood gas, electrolyte and metabolite testing devices. Affinium Pharmaceuticals, Inc. is a pharmaceutical company focused on the discovery, development and commercialization of novel anti-infective medicines stemming from the bacterial fatty acid synthesis II pathway. NeurAxon, Inc. is a CNS (central nervous system) research and development company that is currently developing new drugs for the treatment of pain and other CNS disorders such as epilepsy and depression. More information can be found at www.epocal.com, www.afnm.com, and www.nrxn.com.
Lake at Las Vegas Joint Venture, LLC
Lake at Las Vegas Joint Venture, LLC (“LLV”) is a 3,592-acre resort and destination community and is one of the larger master-planned communities in Las Vegas, NV. The development is located approximately 17 miles from the Las Vegas strip. On July 17, 2008, LLV filed to reorganize under Chapter 11 of the Bankruptcy Code, citing a combination of poor liquidity, substantial debt service, extremely challenging real estate market conditions and other legal and financial issues. More information can be found at www.lakelasvegas.com, at www.kccllc.net/llv, or by calling Kurtzman Carson Consultants LLC at 1-866-248-3389.

LVI Services, Inc.
LVI Services, Inc. (“LVI”) is a remediation and facility services firm serving commercial, industrial, retail, government, healthcare and education end markets. From a nationwide branch network, LVI provides asbestos abatement, soft and structural demolition, mold remediation, emergency response, fireproofing, decontamination and decommissioning, lead-based paint abatement and infection control. More information can be found at www.lviservices.com.
TARH E&P Holdings, L.P.
Texas American Resources E&P Holdings (TARH) is a privately-held, independent energy company headquartered in Austin, TX. It focuses on the acquisition and exploitation of proved or near-proved oil and natural gas assets located in the mature producing basins of the onshore Texas and Rocky Mountain regions.
Wm. Wrigley Jr. Company
Wm. Wrigley Jr. Company (“Wrigley”) is a recognized leader in confections with a wide range of product offerings including gum, mints, hard and chewy candies, lollipops, and chocolate. Wrigley distributes its world-famous brands in more than 180 countries. On October 6, 2008, Wrigley was acquired by Mars, Incorporated, a privately-held maker of global candy brands, in a transaction valued at approximately $23 billion. The combined entity creates the largest global confectionary and consumer goods business.
Results of Operations
Results comparisons are for the three and nine months ended September 30, 2008 and 2007. These comparisons between current and prior periods may not necessarily be meaningful as we initially funded on January 18, 2007 (commencement of operations).
Operating results for the three and nine months ended September 30, 2008 and September 30, 2007 are as follows:

	For the Three Months		For the Nine Months
	Ended September 30,		Ended September 30,
	2008	2007	2008	2007
Total investment income	$4,086,448	$9,521,216	$18,458,396	$20,751,585
Net expenses	$(2,113,994)	$(5,255,267)	$(8,954,579)	$(9,023,284)
Net investment income	$1,972,454	$4,265,949	$9,503,817	$11,728,301
Net realized and unrealized gain/(loss) on investments	$(9,075,613)	$(30,386,390)	$(61,019,714)	$(37,049,465)
Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	$(7,103,159)	$(26,120,441)	$(51,515,897)	$(25,321,164)
Investment Income
We primarily generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and capital gains, if any, on investment securities that we acquire and subsequently sell. We also may acquire investments, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. Investment income for the three and nine months ended September 30, 2008 was approximately $4.1 million and $18.5 million, respectively, of which approximately $0.0 million and $0.1 million, respectively, was attributable to invested cash and cash equivalents and approximately $4.1 million and $18.4 million, respectively, was attributable to portfolio investments. For the three and nine months ended September 30, 2008, of the approximately $4.1 million and $18.4 million, respectively, in investment income from investments other than cash and cash equivalents, approximately $0.1 million and $2.2 million, respectively, of PIK interest income was recorded. In comparison, investment income for the three and nine months ended September 30, 2007 was approximately $9.5 million and $20.8 million, respectively, of which approximately $0.1 million and $0.8 million, respectively, was attributable to invested cash and cash equivalents and approximately $9.4 million and $20.0 million, respectively, was attributable to portfolio investments.

Operating Expenses
Operating expenses for the three and nine months ended September 30, 2008 were approximately $2.1 million and $9.8 million, respectively. These amounts consisted of advisory fees of approximately $0.9 million and $3.6 million, incentive fees of $0 and approximately $1.7 million, interest expense and credit facility fees of approximately $0.6 million and $2.7 million, and administrative fees, accounting fees, professional fees, directors’ fees, taxes and other expenses of approximately $0.6 million and $1.8 million, respectively, for the three and nine months ended September 30, 2008. For the comparative three and nine month periods a year earlier, operating expenses were approximately $6.0 million and $12.6 million, respectively. Included in operating expenses were advisory fees of approximately $2.2 million and $4.5 million, incentive fees of $0 and approximately $1.3 million, interest expense and credit facility fees of approximately $3.1 million and $5.2 million, and administrative fees, accounting fees, professional fees, directors’ fees, taxes and other expenses of approximately $0.7 million and $1.6 million, respectively, for the three and nine months ended September 30, 2007. Additionally, for the three and nine months ended September 30, 2008, the Adviser voluntarily waived incentive fees of $0 and approximately $0.8 million, respectively.
Net Investment Income
The Acquired Fund’s net investment income for the three and nine months ended September 30, 2008 was approximately $2.0 million and $9.5 million, respectively, versus net investment income of approximately $4.3 million and $11.7 million, respectively, for the three and nine months ended September 30, 2007.
Net Unrealized Appreciation/Depreciation on Investments
For the three and nine months ended September 30, 2008, the Acquired Fund’s investments had net unrealized depreciation of approximately $4.0 million and $22.9 million, respectively. This compares to net unrealized depreciation on the Acquired Fund’s investments of approximately $22.9 million and $29.8 million, respectively, for the three and nine months ended September 30, 2007.
Net Realized Gains/Losses
For the three and nine months ended September 30, 2008, the Acquired Fund had net realized losses on investments of approximately $5.1 million and $38.1 million, respectively, compared to net realized losses on investments of approximately $7.5 million and $7.3 million, respectively, for the three and nine months ended September 30, 2007.
Net Increase/Decrease in Stockholders’ Equity (Net Assets) from Operations
For the three and nine months ended September 30, 2008, the Acquired Fund had a net decrease in stockholders’ equity (net assets) resulting from operations of approximately $7.1 million and $51.5 million, respectively, compared to a net decrease in stockholders’ equity (net assets) resulting from operations of approximately $26.1 million and $25.3 million, respectively, for the three and nine months ended September 30, 2007. For the three and nine months ended September 30, 2008, the decrease in stockholders’ equity (net assets) resulting from operations was primarily attributable to net unrealized depreciation on investments, as discussed above.
Financial Condition, Liquidity and Capital Resources
We remain committed to our total return investment objective by pursuing risk-adjusted returns across market cycles and will continue to focus on positioning our portfolio to benefit in weakened credit markets. In light of the broader unprecedented market dislocation that began at the end of the third quarter and continues into the fourth quarter, we are encouraged by the opportunities at hand in the current market environment as well as those that may be presented. Until such time as we believe favorable to profit from the market correction, the Adviser is opportunistically de-levering the Acquired Fund’s investment portfolio with the objective of positioning the Acquired Fund for such circumstances. During the quarter ended September 30, 2008, liquidity and capital resources were generated primarily from cash flows from operations, including investment sales and prepayments and income earned from investments and cash equivalents. In June of this year, the Acquired Fund entered into a new credit facility with Liberty Street Funding LLC, as conduit lender, and The Bank of Nova Scotia, acting through its New York agency, as secondary lender and agent. The Acquired Fund may borrow up to $100 million under the facility, subject to the satisfaction of certain conditions including compliance with borrowing base tests and asset coverage limits. The facility expires December 1, 2008. We are currently in negotiations with the facility provider to extend the facility. Given the unprecedented conditions in the financial system currently, it is not possible for management to predict if and when the facility provider will extend the facility. At September 30, 2008, the Acquired Fund had $49.0 million in borrowings outstanding. During the fourth quarter, we intend to use excess funds to primarily repay borrowings under our credit facility, make strategic investments to seek to meet our investment objectives and strategies, to make cash distributions to holders of our common stock and to pay fees and our operating expenses. During the nine months ended September 30, 2008, the Acquired Fund generated approximately $97.4 million in cash flows from operations, of which $93.0 million was used to repay borrowings under its credit facilities and approximately $12.0 million used to make cash distributions to holders of our common stock.
Off-Balance Sheet Arrangements
At September 30, 2008, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than the investment advisory and management agreement and the administration agreement described above.
Distributions
We have qualified and elected to be taxed as a regulated investment company, or RIC, under Subchapter M of the Code. In order to maintain our status as a RIC, we are required to meet specified source-of-income and asset diversification requirements and must distribute annually at least 90% of our investment company taxable income. Additionally, we must distribute at least 98% of our income (both ordinary income and net capital gains) to avoid an excise tax. We intend to continue to qualify for the tax treatment applicable to RICs under the Code, and, among other things, continue to make the requisite distributions to our stockholders which will relieve the Acquired Fund from federal income taxes.
We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings when applicable to us as a business development company under the Investment Company Act of 1940 and due to provisions in our credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.
On September 5, 2008, the Acquired Fund’s Board declared a third quarter distribution of $0.1500 per share ($2,657,516), which was paid on September 30, 2008 to common stockholders of record on September 19, 2008. The Acquired Fund has established an “opt out” dividend reinvestment plan (the “Plan”) for its common stockholders. As a result, if the Acquired Fund declares a cash distribution in future periods, a stockholder’s cash distribution will be automatically reinvested in additional shares of the Acquired Fund’s common stock unless the stockholder specifically “opts out” of the Plan and elects to receive cash distributions. For the third quarter 2008 distribution, holders of approximately 1,613,998 shares participated in the Plan. As a result, of the $2,657,516 total amount distributed, approximately $242,100 was used by the Plan agent to purchase shares in the open market, including fractions, on behalf of the Plan participants. On June 6, 2008, the Acquired Fund’s Board declared a second quarter distribution of $0.2625 per share ($4,650,652), which was paid on June 30, 2008 to common stockholders of record on June 20, 2008. On March 7, 2008, the Acquired Fund’s Board declared a first quarter distribution of $0.2625 per share ($4,650,652), which was paid on March 31, 2008 to common stockholders of record on March 20, 2008.

ACQUIRED FUND’S PORTFOLIO COMPANIES
The following table sets forth certain information regarding the approximately $174 million in value as of September 30, 2008.

			Percentage
		Percentage	of Total
		of Class of	Portfolio
	Nature of Issuer’s	Securities	Investment	Type of Securities Held in	Spread /		Cost of	Value of
Name of Issuer	Principal Business	Held	Value	Portfolio	Coupon (a)	Maturity	Investment	Investment
Applied Biosystems	Healthcare	0.20%	1.09%	Term Loan (e)	3.00%	9/30/2015	$1,960,000	$1,895,000
301 Merritt 7 Norwalk, CT 06851
Argatroban Royalty Sub LLC (Pharma XII)	Healthcare	6.54%	2.26%	18.50% Senior Secured Fixed Bond (h)	18.50%	9/21/2014	3,921,541	3,941,149
4848 Loop Central Drive, 7th Fl. Huston, TX 77081
Aveta Inc.	Healthcare	0.38%	0.93%	MMM Original Term Loan	9.21%	8/22/2011	1,654,277	1,612,616
411 Hackensack Avenue, 7th Fl. Hackensack, NJ 07601
Aveta Inc.	Healthcare	0.06%	0.14%	NAMM New Term Loan	9.21%	8/22/2011	245,751	239,562
411 Hackensack Avenue, 7th Fl. Hackensack, NJ 07601
Aveta Inc.	Healthcare	0.10%	0.25%	NAMM Original Term Loan	9.21%	8/22/2011	442,832	431,679
411 Hackensack Avenue, 7th Fl. Hackensack, NJ 07601
Aveta Inc.	Healthcare	0.32%	0.76%	PHMC Acquisition Term Loan	9.21%	8/22/2011	1,355,722	1,321,576
411 Hackensack Avenue, 7th Fl. Hackensack, NJ 07601
Azithromycin Royalty Sub, LLC	Healthcare	7.69%	2.88%	16.00% Senior Unsecured Fixed Bond (h)	16.00%	5/15/2019	4,975,230	5,025,000
4848 Loop Central Drive, 7th Fl. Houston, TX 77081
Baker & Taylor, Inc.	Diversified Media	5.03%	3.74%	11.50% Senior Secured Fixed Bond (h)	11.50%	7/1/2013	8,751,839	6,515,500
2550 W. Tyvola Rd., Ste. 300 Charlotte, NC 28217
BST Safety Textiles Acquisition GMBH	Transportation-Automotive	0.43%	0.23%	Second Lien Facility (USD)	12.10%	6/30/2009	666,191	395,972
2711 Centerville Road, Suite 400 Wilmington, DE 19808
Celtic Pharma Phinco B.V. (Pharma VII)	Healthcare	5.03%	5.54%	17.00% Senior Unsecured Fixed Bond,	17.00%	6/15/2012	9,295,195	9,647,334
4848 Loop Central Drive, 7th Fl.				PIK (h)
Houston, TX 77081
Cinacalcet Royalty Sub, LLC	Healthcare	1.04%	0.59%	15.50% Senior Secured Fixed Bond, PIK (h)	15.50%	3/30/2017	988,390	1,028,362
550 Hills Drive, 3rd Fl.
Bedminister, NJ 07921
Claire’s Stores Inc.	Retail	0.24%	1.39%	Term B Loan (e)	8.07%	5/29/2014	3,213,728	2,416,644
3 SW 129th Ave. Pembroke Pines, FL 33027
Comcorp Broadcasting, Inc.	Broadcasting	1.09%	0.89%	Revolving Loan (b) (c) (d)	8.15%	4/3/2013	1,800,821	1,546,905
700 St. John Street, Suite 300 Lafayette, LA 70501
Comcorp Broadcasting, Inc.	Broadcasting	11.42%	9.29%	Term Loan (b) (d)	8.31%	4/3/2013	18,508,999	16,191,739
700 St. John Street, Suite 300 Lafayette, LA 70501

			Percentage
		Percentage	of Total
		of Class of	Portfolio
	Nature of Issuer’s	Securities	Investment	Type of Securities Held in	Spread /		Cost of	Value of
Name of Issuer	Principal Business	Held	Value	Portfolio	Coupon (a)	Maturity	Investment	Investment
Communications Corporation of America	Telecommunications	12.57%	3.78%	Common (b) (d) (j)	N/A	N/A	7,187,203	6,584,767
700 St. John Street, Suite 300 Lafayette, LA 70501
Delphi Corporation	Transportation-Automotive	0.53%	0.20%	6.50% Senior Secured Fixed Bond (f)	6.50%	8/15/2013	1,861,483	346,710
5725 Delphi Drive Troy, MI 48098
Delphi Corporation	Transportation-Automotive	0.50%	0.18%	6.50% Senior Unsecured Fixed Bond (f)	6.50%	5/1/2009	1,850,000	312,500
5725 Delphi Drive Troy, MI 48098
Delphi Corporation	Transportation-Automotive	0.30%	0.11%	6.55% Senior Unsecured Fixed Bond (f)	6.55%	6/15/2006	1,151,250	187,500
5725 Delphi Drive Troy, MI 48098
Delphi Corporation	Transportation-Automotive	0.70%	0.25%	7.13% Senior Unsecured Fixed Bond (f)	7.13%	5/1/2029	2,565,250	437,500
5725 Delphi Drive Troy, MI 48098
Emerson Reinsurance Ltd.	Financial	0.30%	0.74%	Series C Loan	8.07%	12/15/2011	1,494,621	1,282,500
90 North Church Street Grand Cayman, KY1-1102 Cayman Islands
Flatiron Re Ltd.	Financial	0.02%	0.03%	Closing Date Term Loan	8.02%	12/29/2010	64,673	59,685
45 Reid Street Hamilton, HM 12 Bermuda
Flatiron Re Ltd.	Financial	0.01%	0.02%	Delayed Draw Term Loan	8.02%	12/29/2010	31,326	28,910
45 Reid Street Hamilton, HM 12 Bermuda
Fontainebleu Florida Hotel, LLC	Gaming/Leisure	2.73%	3.13%	Tranche C Term Loan	8.82%	6/6/2012	6,000,000	5,460,000
19501 Biscayne Blvd., Suite 400 Aventura, FL 33180
Freescale Semiconductor, Inc.	Information Technology	0.20%	1.18%	10.13% Senior Unsecured Fixed Bond	10.13%	12/15/2016	3,200,000	2,064,000
6501 William Cannon Dr. West Austin, TX 78735
Freescale Semiconductor, Inc.	Information Technology	0.05%	0.29%	9.13% Senior Unsecured Step Up Bond (h)	9.13%	12/15/2014	548,547	508,000
6501 William Cannon Dr. West
Austin, TX 78735
Genesys Limited	Healthcare	57.14%	9.99%	Common (b) (d) (j)	N/A	N/A	12,000,000	17,412,000
200 Front Street West, Ste 3004 Toronto, ON M5V 3K2 Canada
Harrah’s Operating Co., Inc.	Gaming/Leisure	0.05%	2.35%	Term B-2 Loan	5.80%	1/28/2015	4,680,813	4,089,848
1 Caesars Palace Dr. Las Vegas, NV 89109
HUB International Limited	Financial	0.51%	0.91%	10.25% Senior Subordinated Fixed Bond (h)	10.25%	6/15/2015	1,560,702	1,590,000
55 E. Jackson Blvd.
Chicago, IL 60604
IAP Worldwide Services, Inc.	Aerospace	0.93%	2.03%	First-Lien Term Loan, PIK	8.06%	12/30/2012	4,570,745	3,534,358
7315 N. Atlantic Ave. Cape Canaveral, FL 32920
ICO Global Communications	Broadcasting	0.09%	0.09%	Common (j)	N/A	N/A	500,000	151,109
11700 Plaza America Drive Reston, VA 20190
Kepler Holdings Limited	Financial	2.50%	2.58%	Term Loan	9.31%	6/30/2009	5,010,515	4,500,000
41A Cedar Avenue Hamilton, HM 12 Bermuda

			Percentage
		Percentage	of Total
		of Class of	Portfolio
	Nature of Issuer’s	Securities	Investment	Type of Securities Held in	Spread /		Cost of	Value of
Name of Issuer	Principal Business	Held	Value	Portfolio	Coupon (a)	Maturity	Investment	Investment
Lake at Las Vegas Joint Venture	Gaming/Leisure	0.67%	0.46%	Revolving Loan Credit-Linked Deposit	16.10%	6/20/2012	3,611,111	794,444
/ LLV-1, L.L.C.				Account (f)
1605 Lake Las Vegas Parkway Henderson, NV 89011
Lake at Las Vegas Joint Venture	Gaming/Leisure	6.00%	3.57%	Term Loan, PIK (f)	15.60%	6/20/2012	28,269,771	6,219,350
/ LLV-1, L.L.C. 1605 Lake Las Vegas Parkway Henderson, NV 89011
Ledgemont Royalty Sub, LLC	Healthcare	2.38%	1.44%	16.00% Senior Unsecured Fixed Bond (h)	16.00%	11/5/2024	2,500,000	2,512,500
One Federal Street, Floor 10 Boston, MA 02110
LifeCare Holdings (Rainier	Healthcare	0.30%	0.47%	Term Loan	7.96%	8/11/2012	962,926	820,202
Acquisition Corp) 5560 Tennyson Parkway Plano, TX 75024
LVI Services, Inc.	Service	5.08%	3.98%	Tranche B Term Loan	8.06%	11/16/2011	9,336,653	6,933,618
80 Broad St., 3rd Fl. New York, NY 10004
MetroFlag BP, LLC / MetroFlag	Gaming/Leisure	2.56%	2.11%	Second Lien Term Loan	12.43%	1/6/2009	5,000,000	3,675,000
Cable, LLC 3753 Hwd Hgs Pkwy, Suite 101 Las Vegas, NV 89109
Molecular Insight Pharmaceuticals, Inc.	Healthcare	0.67%	0.59%	Floating Senior Unsecured Bond (h) (i)	11.10%	11/1/2012	1,014,950	1,022,500
160 Second Street Cambridge, MA 02142
Motor Coach Industries International, Inc.	Transportation-Automotive	7.88%	0.03%	11.25% Senior Unsecured Fixed Bond (f)	11.25%	5/1/2009	10,999,042	60,000
1700 E. Golf Rd. Schaumburg, IL 60173
MPH Mezzanine II, LLC	Housing	0.67%	0.00%	Mezzanine 2B (b) (f)	8.28%	2/9/2008	10,000,000	—
767 5th Ave., #64 New York, NY 10153
MPH Mezzanine III, LLC	Housing	0.27%	0.00%	Mezzanine 3 (b) (f)	9.28%	2/9/2008	4,000,000	—
767 5th Ave., #64 New York, NY 10153
NES Rentals Holdings, Inc.	Service	0.50%	0.84%	Permanent Term Loan (Second-Lien)	9.50%	7/20/2013	2,029,400	1,460,000
8770 W. Bryn Mawr, 4th Fl. Chicago, IL 60631
Northwest Airlines, Inc.	Aerospace	0.24%	0.07%	ALPA Trade Claim (j)	N/A	8/21/2013	458,969	120,000
2700 Lone Oak Pkwy. Eagan, MN 55121
Northwest Airlines, Inc.	Aerospace	0.20%	0.06%	Bell Atlantic Trade Claim (j)	N/A	8/21/2013	457,052	100,000
2700 Lone Oak Pkwy. Eagan, MN 55121
Northwest Airlines, Inc.	Aerospace	0.20%	0.06%	EDC Trade Claims (j)	N/A	8/21/2013	470,351	100,000
2700 Lone Oak Pkwy. Eagan, MN 55121
Northwest Airlines, Inc.	Aerospace	0.43%	0.12%	Flight Attendant Claim (j)	N/A	8/21/2013	788,491	213,060
2700 Lone Oak Pkwy. Eagan, MN 55121
Northwest Airlines, Inc.	Aerospace	0.12%	0.03%	GE Trade Claim (j)	N/A	8/21/2013	288,981	60,000
2700 Lone Oak Pkwy. Eagan, MN 55121
Northwest Airlines, Inc.	Aerospace	0.39%	0.11%	IAM Trade Claim (j)	N/A	8/21/2013	772,421	189,125
2700 Lone Oak Pkwy. Eagan, MN 55121

			Percentage
		Percentage	of Total
		of Class of	Portfolio
	Nature of Issuer’s	Securities	Investment	Type of Securities Held in	Spread /		Cost of	Value of
Name of Issuer	Principal Business	Held	Value	Portfolio	Coupon (a)	Maturity	Investment	Investment
Northwest Airlines, Inc.	Aerospace	0.69%	0.19%	Pinnacle Trade Claim (j)	N/A	8/21/2013	1,606,633	337,325
2700 Lone Oak Pkwy. Eagan, MN 55121
Northwest Airlines, Inc.	Aerospace	0.14%	0.08%	Retiree Claim (j)	N/A	8/21/2013	519,924	140,490
2700 Lone Oak Pkwy. Eagan, MN 55121
Pacific Clarion, LLC	Gaming/Leisure	10.76%	2.72%	Term Loan (b) (g)	15.00%	1/23/2009	4,925,214	4,731,263
3993 Howard Hughes Parkway Suite 450 Las Vegas, NV 89109
Penhall Holding Company	Service	9.09%	2.04%	Term Loan, PIK	10.13%	4/1/2012	5,392,908	3,546,830
1801 Penhall Way Anaheim, CA 92801
Penton Media, Inc.	Diversified Media	0.75%	0.77%	Second Lien Term Loan	7.80%	2/1/2014	2,037,420	1,350,000
1300 E. 9th St. Cleveland, OH 44114
Pinnacle Foods Group Inc.	Food/Tobacco	1.60%	1.73%	10.63% Senior Subordinated Fixed Bond	10.63%	4/1/2017	4,036,250	3,020,000
6 Executive Campus, Ste. 100 Cherry Hill, NJ 08002
Realogy Corporation	Housing	0.29%	1.28%	10.50% Senior Unsecured Fixed Bond	10.50%	4/15/2014	4,962,982	2,225,000
1 Campus Dr. Parsippany, NJ 07054
Realogy Corporation	Housing	0.86%	1.48%	12.375% Senior Subordinated Fixed Bond	12.38%	4/15/2015	4,103,669	2,587,500
1 Campus Dr. Parsippany, NJ 07054
Resolute Aneth, LLC	Energy	1.78%	2.02%	Second Lien Term Loan	7.30%	6/26/2013	4,000,000	3,520,000
80 E. Sir Francis Drake Blvd., Suite 2C Larkspur, CA 94939
SunGard Data Systems Inc (Solar	Information Technology	1.00%	2.77%	Incremental Term Loan Facility (e)	6.75%	2/28/2014	4,950,000	4,820,850
Capital Corp) 680 E. Swedesford Rd. Wayne, PA 19087
TARH E&P Holdings, L.P.	Energy	3.13%	2.79%	First Lien Term Loan	7.30%	6/29/2012	5,000,000	4,862,500
San Jacinto Center, 90 San Jacinto Boulevard Austin, TX 78701
Tegrant Corp. (SCA Packaging)	Forest Prod/Containers	1.33%	0.11%	Second Lien Term Loan	9.27%	3/8/2015	1,000,000	200,000
800 Fifth Avenue New Brighton, PA 15066
Texas Competitive Electric	Utility	0.02%	1.93%	Initial Tranche B-2 Term Loan	6.23%	10/10/2014	3,817,672	3,363,015
Holdings Company, LLC (TXU) Energy Plaza 1601 Bryan Street Dallas, TX 75201
Totes Isotoner Corporation	Consumer Non-Durables	6.14%	1.60%	Second Lien Term Loan	9.88%	1/31/2014	3,401,668	2,786,213
9655 International Blvd. Cincinnati, OH 45246
WideOpenWest Finance , LLC	Cable/Wireless Video	2.22%	2.32%	Second Lien Term Loan, PIK	9.49%	6/29/2015	5,129,063	4,040,534
7807 E. Peakview Ave., Ste. 400 Englewood, CO 80111
Wm Wrigley Jr. Company	Food/Tobacco	0.15%	4.24%	Tranche B (e)	3.50%	7/25/2014	7,275,000	7,384,875
Estover Plymouth PL6 7 PR United Kingdom
Young Broadcasting, Inc.	Broadcasting	0.40%	0.17%	10.00% Senior Subordinated Fixed Bond	10.00%	3/1/2011	1,993,563	300,000
599 Lexington Avenue New York, NY 10022

(a)	Senior loans in which the Acquired Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium (unless otherwise identified by footnote (f), all senior loans carry a variable rate interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2008. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Represents fair value as determined by the Acquired Fund’s investment adviser, in good faith, pursuant to the policies and procedures approved by the Acquired Fund’s Board of Directors. Securities with a total aggregate market value of $46,466,674 or 39.2% of net assets were fair valued as of September 30, 2008.

(c)	Senior loan asset has additional unfunded loan commitments. See Note 6 to the Financial Statements for the period ended September 30, 2008 in Appendix E.

(d)	Affiliated issuer. Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a company owns five percent or more of its voting stock. The Company held at least five percent of the outstanding voting stock of these portfolio companies as of September 30, 2008.

(e)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(f)	The issuer is in default of certain debt covenants. Income is not being accrued.

(g)	Fixed rate senior loan.

(h)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2008, these securities amounted to $31,790,345 or 26.8% of net assets.

(i)	Floating rate note. The interest rate shown reflects the rate in effect at September 30, 3008.

(j)	Non-income producing security.

PIK Payment-in-Kind. All or a portion of the stated interest rate may be PIK interest.

FURTHER INFORMATION ON THE REORGANIZATION
FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. As a condition to each Fund’s obligation to consummate the Reorganization, Ropes & Gray LLP (“Tax Counsel”) will deliver an opinion (“Tax Opinion”) to the Acquired Fund and the Acquiring Fund, dated as of that Reorganization’s closing date, that is reasonably satisfactory to each Fund and substantially to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions generally for U.S. federal income tax purposes, except as noted below:
•	The Reorganization will qualify as a “reorganization” (as defined in section 368(a) of the Code), and each of the Acquired Fund and Acquiring Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

•	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the Merger or upon Acquiring Fund’s subsequent receipt of Merger Sub’s assets and its assumption of all liabilities of Merger Sub in complete liquidation of Merger Sub;

•	Under Section 362(b) of the Code, the tax basis of the Acquired Fund’s assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

•	Under Section 1223(2) of the Code, the holding periods of such assets in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

•	Under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the Merger or upon Acquiring Fund’s subsequent receipt of Merger Sub’s assets and its assumption of all liabilities of Merger Sub in complete liquidation of Merger Sub;

•	Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund stockholders on the conversion of shares of Acquired Common Stock into Merger Shares, except to the extent such stockholders are paid cash in lieu of fractional Merger Shares in the Reorganization;

•	Under Section 358 of the Code, the aggregate tax basis of Merger Shares received by Acquired Fund stockholders will be the same as the aggregate tax basis of shares of Acquired Fund converted into Merger Shares reduced by the portion of the adjusted basis in Acquired Fund common shares that is allocable to any fractional Merger Shares for which cash is received;

•	Under Section 1223(1) of the Code, the holding periods of Merger Shares received by Acquired Fund stockholders will include the holding periods of shares of Acquired Fund converted into such Merger Shares, provided that shares of Acquired Fund are held by such shareholders as capital assets at the closing date of the Reorganization; and

•	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder.
The Tax Opinion will be based on certain factual certifications made by officers of the Acquiring Fund and the Acquired Fund and will be based on certain customary assumptions. The Tax Opinion will not express any view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction.

The Tax Opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above.
Prior to the closing of the Reorganization, the Acquired Fund will declare and pay to its stockholders one or more distributions that will have the effect of distributing all of its investment company taxable income (without regard to the dividends paid deduction) and net realized capital gain, including those realized on the disposition of any portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to them. Any such distribution will generally be taxable to Acquired Fund stockholders.
The Acquiring Fund’s ability to use pre-Reorganization capital losses (including any capital loss carryforwards, net current year capital losses, and net realized losses that exceed certain thresholds) of the Funds to offset post-Reorganization capital gains of the combined Fund will be limited due to the application of various loss limitation rules under U.S. federal tax law. First, each Fund’s pre-Reorganization losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for the taxable years following the Reorganization. Second, since the Acquired Fund is the smaller of the two Funds, its pre-Reorganization losses will go into “loss limitation,” and the combined Fund’s use of those losses to offset gains will be subject to an annual cap for several years immediately following the Reorganization. As of September 30, 2008, the Acquired Fund had approximately $9.9 million in available capital loss carryforwards representing approximately 8.4% of its net assets as of September 30, 2008. In addition, as of September 30, 2008, the Acquired Fund has approximately $82.9 million of net unrealized losses, representing approximately 70.0% of its net assets as of September 30, 2008, which will be subject to the annual cap to the extent realized. Third, for the first taxable year ending after the closing date of the Reorganization, only that percentage of the Acquiring Fund’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the percentage of its year that remains following the Reorganization can be reduced by capital loss carryforwards of the Acquired Fund. That percentage is also applied to the loss limitation amount for that first year. The effect of these limitations, however, will depend on several factors, including the amount of gains and losses in each Fund at the time of the Reorganization and at the close of each taxable year. In addition, as a result of the spreading of Acquired Fund’s capital loss carryfowards over a combined asset base that is roughly 684% of the size of Acquired Fund’s asset base (as of September 30, 2008), the benefit of those capital loss carryforwards to the Acquired Fund’s shareholders will be diminished. As a result of the spreading-of losses-effect and the application of the loss limitation rules, under certain circumstances, the Acquired Fund shareholders could receive more distributions and pay more taxes, or pay taxes sooner, than they would have if the Reorganization had not occurred.
In addition, the combined Fund will have tax attributes that reflect a blending of the tax attributes of the two Funds at the time of the Reorganization (including as affected by the rules set forth above). Therefore, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. As of September 30, 2008, Acquiring Fund had approximately $8.1 million in net realized gains and $156.3 million in net unrealized losses, representing 6.8% and 131.9%, respectively, of Acquired Fund’s net assets as of September 30, 2008.
This summary of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax Advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.
ADDITIONAL TERMS OF THE AGREEMENT AND PLAN OF MERGER AND LIQUIDATION
Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this Proxy Statement/Prospectus are qualified in their entirety by Appendix A hereto, which is the form of the Agreement.

Surrender of Share Certificates. With respect to any Acquired Fund stockholder holding Acquired Fund share certificates as of the Closing Date, Acquiring Fund will not permit such stockholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions will be credited to the account of such stockholder), receive certificates representing the Merger Shares or pledge such Merger Shares until such stockholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen or destroyed certificates, posted adequate bond. In the event that a stockholder is not permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund will pay any such dividends or distributions in additional shares, notwithstanding any election that the stockholder made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the stockholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.
Conditions to Closing the Reorganization. The obligation of each Fund to consummate its Reorganization is subject to the satisfaction of certain conditions, including the performance by the other participating Fund of all of its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization. The obligations of each Fund to consummate the transactions is subject to there having been no demands for appraisal made. This condition may be waived by the Board.
In addition, the obligations of the Funds that are parties to the Agreement are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s Certificate and By-Laws. Those Funds’ obligations are also subject to the receipt of a favorable opinion of Ropes & Gray LLP as to the U.S. federal income tax consequences of their Reorganization.
Termination of the Agreement. The Boards of the Funds that are parties to the Agreement may terminate the Agreement by mutual consent (even if shareholders of the applicable Acquired Fund have already approved it) if the Boards believe that proceeding with that Reorganization would for any reason be inadvisable or not in the best interests of such Fund or its shareholders, or if demands for appraisal have been made or may still be made in accordance with Delaware law.
Expenses of the Reorganization. The costs associated with the Reorganization will be borne by each of the Acquired Fund and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganization’s closing. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.
PAYMENT OF UNDISTRIBUTED INCOME IN ADVANCE OF REORGANIZATION
The Acquired Fund generally retains an amount of earned net income that is not distributed in regular dividend payments in order to provide a reserve to regularize dividend payments over time. The Acquired Fund intends to declare and pay a special dividend and/or other distributions on its common shares in advance of the Reorganization, which together with all previous such distributions, shall have the effect of distributing all of the acquired Fund’s net investment income, including any such reserved income, and any net long-term and short-term capital gains, for the short taxable year ending on the date of the Reorganization. The record date for such special dividend and/or other distributions will be a date or dates following the approval of the Reorganization.
APPRAISAL RIGHTS
Because the Reorganization is structured in part as a Merger of Acquired Fund with and into Merger Sub, under Section 262 of the Delaware General Corporation Law, and the Acquired Fund shareholders will receive shares of a Delaware statutory trust, not a Delaware corporation, any holder of the Acquired Fund’s common stock who does not wish to accept the consideration provided in the Merger (shares of beneficial interest of Acquiring Fund (and cash in lieu of any fractional shares) having an aggregate net asset value equal to the value of assets of Acquired Fund on the Valuation Date less the value of the liabilities of Acquired Fund on such Valuation Date) may dissent from the Merger and elect to exercise appraisal rights and have the fair value of their shares of Acquired Fund common stock judicially determined and paid in cash, together with a interest paid at a statutorily determined rate, if any, in lieu of the merger consideration (assuming the Merger is consumated). The valuation will exclude any element of value arising from the accomplishment or expectation of the Merger. The court-determined valuation might be less than, equal to, or more than the per share price provided for in the Agreement and Plan of Merger and Liquidation. As discussed below, the Acquired Fund expects to assert, in any appraisal proceedings, that, the “fair value” of a share of Acquired Fund common stock is less than the merger consideration because of its market discount.
The following summary of the provisions of Section 262 of the DGCL is not a complete statement of the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by reference to the full text of Section 262 of the DGCL, a copy of which is attached to this proxy statement as Appendix D. If you wish to exercise appraisal rights or wish to preserve your right to do so, you should carefully review Section 262 of the DGCL and are urged to consult your own legal counsel. However, you should note that it is a condition to closing that there have been no demands for appraisal made. This condition may be waived by the Board.
All references in Section 262 of the DGCL and in this summary to a “stockholder” are to the record holder of shares of Acquired Fund common stock as to which appraisal rights are asserted. A person having a beneficial interest in shares of Acquired Fund common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow properly the steps summarized below and in a timely manner to perfect appraisal rights.
Under Section 262 of the DGCL, when a merger is submitted for approval at a meeting of stockholders, as in the case of the Agreement and Plan of Merger and Liquidation, not less than twenty days before the meeting the Acquired Fund must notify each of its stockholders that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This Proxy Statement/Prospectus constitutes the notice, and we attach the applicable statutory provisions to this Proxy Statement/Prospectus as Appendix D.
In order to exercise your appraisal rights effectively, you must satisfy each of the following primary requirements:
•	you must hold your shares of Acquired Fund common stock as of the date you make your demand for appraisal rights and continue to hold your shares of Acquired Fund common stock through the effective time of the Merger;

•	you must deliver to the Acquired Fund a written notice of your demand for appraisal of your shares of Acquired Fund common stock before the taking of the vote at the Meeting;

•	you must not have voted in favor of adoption of the Agreement and Plan of Merger and Liquidation; if you vote by proxy and wish to exercise appraisal rights, you must vote against the adoption of the Agreement and Plan of Merger and Liquidation or mark your proxy card to indicate that you abstain from voting on the adoption of the Agreement and Plan of Merger and Liquidation; and

•	you must file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares within 120 days after the effective time of the Merger.
If you fail strictly to comply with any of the above requirements or otherwise fail strictly to comply with the requirements of Section 262 of the DGCL, you will have no appraisal rights with respect to your shares. You will receive no further notices from us regarding your appraisal rights.
Neither voting (in person or by proxy) against, abstaining from voting on or failing to vote on the proposal to adopt the Agreement and Plan of Merger and Liquidation will constitute a written demand for appraisal within the meaning of Section 262 of the DGCL. The written demand for appraisal must be in addition to and separate from any proxy or vote.
The address for purposes of making an appraisal demand is:
                    , Highland Distressed Opportunities, Inc., Two NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Only a holder of record of shares of Acquired Fund common stock, or a person duly authorized and explicitly purporting to act on his or her behalf, is entitled to assert an appraisal right for the shares of Acquired Fund common stock registered in his or her name. Beneficial owners who are not record holders and who wish to exercise appraisal rights are advised to consult with the appropriate record holders promptly as to the timely exercise of appraisal rights. A record holder, such as a broker, who holds shares of Acquired Fund common stock as a nominee for others, may exercise appraisal rights with respect to the shares of Acquired Fund common stock held for one or more beneficial owners, while not exercising such rights for other beneficial owners. In such a case, the written demand should set forth the number of shares as to which the demand is made. Where no shares of Acquired Fund common stock are expressly mentioned, the demand will be presumed to cover all shares of Acquired Fund common stock held in the name of such record holder.
A demand for the appraisal of shares of Acquired Fund common stock owned of record by two or more joint holders must identify and be signed by all of the holders. A demand for appraisal signed by trustees, executors, administrators, guardians, attorneys in fact, officers of corporations or others acting in a fiduciary or representative capacity must so identify the persons signing the demand.
An appraisal demand may be withdrawn by a former stockholder within sixty days after the effective time of the Merger by delivery of a written withdrawal to the surviving corporation, or thereafter only with written approval of the surviving or resulting corporation. Upon withdrawal of an appraisal demand, the former stockholder must accept the terms of the Merger and will be entitled to receive the consideration provided in the Merger (shares of beneficial interest of Acquiring Fund (and cash in lieu of any fractional shares) having an aggregate net asset value equal to the value of assets of Acquired Fund on the Valuation Date less the value of the liabilities of Acquired Fund on such Valuation Date) referred to above, without interest and less any applicable withholding taxes. As used in this paragraph and throughout the remainder of this section, references to the surviving or resulting corporation mean the Acquiring Fund.
Within ten days after the completion of the Merger, the surviving or resulting corporation must give written notice of the effective time of the Merger to each of the Acquired Fund’s former stockholders who did not vote in favor of the Agreement and Plan of Merger and Liquidation and who made a written demand for appraisal in accordance with Section 262 of the DGCL. Within 120 days after the effective time of the Merger, but not later, either the surviving or resulting corporation or any dissenting stockholder who has complied with the requirements of Section 262 of the DGCL may file a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of Acquired Fund common stock held by all stockholders demanding appraisal of their shares. The surviving or resulting corporation is under no obligation to, and has no present intent to, file a petition for appraisal, and stockholders seeking to exercise appraisal rights should not assume that the surviving or resulting corporation will file a petition or that it will initiate any negotiations with respect to the fair value of the shares. Stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL. A stockholder who timely files a petition for appraisal with the Delaware Court of Chancery must serve a copy upon the surviving or resulting corporation, which in turn shall file a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to value have not been reached, with the Delaware Register in Chancery within 20 days of such service. If the Delaware Court of Chancery so orders, the Delaware Register in Chancery will then give notice of the time and place for the hearing of the petition by mail to both the surviving or resulting corporation and stockholders on the list. Such notice will also be given by one or more publications at least one week before the hearing, in a generally-circulated newspaper in Wilmington, Delaware, or whichever publication the Delaware Court of Chancery chooses.
Notwithstanding the foregoing, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may, within 60 days after the effective date of the Merger, withdraw their demand for appraisal and accept the terms offered under the Agreement and Plan of Merger and Liquidation.
Within 120 days after the effective time of the Merger, any stockholder who has complied with the provisions of Section 262 of the DGCL up to that point may receive from the surviving or resulting corporation, upon written request, a statement setting forth the aggregate number of shares not voted in favor of the Agreement and Plan of Merger and Liquidation and with respect to which they have received demands for appraisal, and the aggregate number of holders of those shares. The surviving or resulting corporation must mail this statement to the stockholder within 10 days of receipt of the request or within 10 days after expiration of the period for delivery of demands for appraisals under Section 262 of the DGCL, whichever is later.
If a hearing on the petition is held, the Delaware Court of Chancery is empowered to determine which dissenting stockholders are entitled to an appraisal of their shares. The Delaware Court may require dissenting stockholders who hold stock represented by certificates to submit their certificates representing shares for notation thereon of the pendency of the appraisal proceedings, and the Delaware Court of Chancery is empowered to dismiss the proceedings as to any dissenting stockholder who does not comply with this request. Accordingly, dissenting stockholders are cautioned to retain their share certificates, pending resolution of the appraisal proceedings.
After determination of the dissenting stockholders entitled to an appraisal, the Delaware Court of Chancery will appraise the shares held by such dissenting stockholders at their fair value as of the effective time of the Merger, exclusive of any value arising from accomplishment or expectation of the Merger, along with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.
In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Moreover, the Acquired Fund does not anticipate offering more than the merger consideration to any stockholder exercising appraisal rights and expects to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of a share of Acquired Fund common stock is less than the merger consideration. In determining “fair value”, the Delaware Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc. the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “fair price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value the court must consider market value, asset value, dividends, earnings prospectus, the nature of the enterprise and any other factors which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion that does not encompass known elements of value,” but which rather applies only to the speculative elements of value rising for such accomplishment, or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Stockholders should be aware that the fair value of their shares as determined under Section 262 of the DGCL could be greater than, the same as, or less than the per share cash consideration identified in the Agreement and Plan of Merger and Liquidation (shares of beneficial interest of Acquiring Fund (and cash in lieu of any fractional shares) having an aggregate net asset value equal to the value of assets of Acquired Fund on the Valuation Date less the value of the liabilities of Acquired Fund on such Valuation Date).
The Delaware Court of Chancery may also, on application, (i) assess costs among the parties as the Delaware Court of Chancery deems equitable and (ii) order all or a portion of the expenses incurred by any dissenting stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Determinations by the Delaware courts are subject to appellate review by the Delaware Supreme Court.
The Delaware Court of Chancery will direct payment of the fair value and interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payments will be made to stockholders in the case of holders of uncertificated stock, and in the case of holders of shares represented by certificates upon the surrender of such certificates to us.
No appraisal proceedings in the Delaware Court of Chancery shall be dismissed as to any dissenting stockholder without the approval of the Delaware Court of Chancery, and this approval may be conditioned upon terms which the Delaware Court of Chancery deems just.

From and after the effective time of the Merger, former holders of Acquired Fund common stock, whether or not they have demanded appraisal rights, are not entitled to vote their shares for any purpose and are not entitled to receive payment of dividends or other distributions on the shares (except dividends or other distributions payable to stockholders of record at a date which is before the effective time of the Merger).
Failure to follow the steps required by Section 262 of the DGCL for perfecting appraisal rights may result in the loss of appraisal rights, in which event you will be entitled to receive the consideration with respect to your dissenting shares in accordance with the Agreement and Plan of Merger and Liquidation.
CAPITALIZATION
The following tables set forth the capitalization of each Fund as of September 30, 2008, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred on that date. The tables also reflect the proceeds received from the Acquiring Fund’s rights offering completed on January 28, 2008 and the Acquiring Fund’s acquisition of Prospect Street High Income Portfolio Inc. (“PHY”) and Prospect Street Income Shares Inc. (“CNN”) on July 18, 2008. The tables, which are unaudited, should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.
If the Reorganization of your Fund(s) had taken place on September 30, 2008:

					PRO FORMA
	ACTUAL		ADJUSTMENT		COMBINED
(Unaudited)	Acquired Fund	Acquiring Fund			Acquiring Fund
Shares Outstanding
Common Shares	17,716,771	55,526,190			65,032,231
Net Assets
Common Shares	$118,540,335	$692,301,444	$(500,000)	*	$810,341,779
Net asset value per common share	$6.69	$12.47			$12.46

*	Reflects the estimated reorganization expenses

MANAGEMENT OF THE FUNDS
TRUSTEES/DIRECTORS AND OFFICERS
The Directors of the Acquired Fund are the same individuals as the Trustees of the Acquiring Fund. Each Fund’s Board provides broad supervision over the affairs of each Fund. The officers of each Fund are responsible for the Fund’s operations. The Trustees/Directors and officers of the Funds, together with their principal occupations during the past five years, are listed in the Statement of Additional Information. Each of the Trustees/Directors serves as a Trustee/Director for other open-end and closed-end investment companies for which the Adviser serves as investment adviser.
Beneficial Ownership of Shares
Please see Appendix C to the Proxy Statement/Prospectus for information regarding the holdings of each Director in the Acquired Fund and Acquiring Fund and for information regarding the persons who owned of record or beneficially 5% or more of the outstanding common shares of the Acquired Fund and the Acquiring Fund.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that each Fund’s Directors and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of each Fund’s common shares, file reports of ownership and changes of ownership with the Securities and Exchange Commission (“SEC”) and the NYSE. Directors, officers, the Adviser, certain affiliates of the Adviser and greater than 10% beneficial owners are required by SEC regulations to furnish to the applicable Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. Based solely upon the Acquired Fund’s reviews of the copies of such forms they receive and written representations from such persons, the Acquired Fund believes that during the fiscal year ended December 31, 2007, these persons complied with all such applicable filing requirements.
INVESTMENT ADVISER
Highland acts as each Fund’s investment adviser. Highland is located at Two NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. As of September 30, 2008, the Adviser managed approximately $33.6 billion in assets on behalf of investors around the world. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Messrs. Dondero and Okada have managed portfolios together since 1990. Mr. Dondero serves as the Chief Executive Officer and President of the Funds and Mr. Okada as the Executive Vice President of the Funds.
Since each Fund employs leverage, the Adviser benefits because each Fund’s assets subject to an advisory fee increase with leverage. Furthermore, the Adviser also benefits to the extent that each Fund’s assets subject to an advisory fee are derived from the reinvested collateral received on portfolio securities loaned.
The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to each Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to each Fund. In addition, the Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Adviser recommends to each Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
The Adviser may also have clients that invest in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. This may create situations where a client could be disadvantaged because of the investment activities conducted by the Adviser for other client accounts.
The Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of each Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to each Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by each Fund and such other clients or may involve a rotation of opportunities among each Fund and such other clients.
While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to each Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among each Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to each Fund. Not all conflicts of interest can be expected to be resolved in favor of each Fund.
Under current SEC regulations, each Fund may be prohibited from co-investing with any unregistered fund managed now or in the future by the Adviser in certain private placements in which the Adviser negotiates non-pricing terms.
Acquired Fund
The Adviser, subject to the overall supervision of the Acquired Fund’s Board, manages the day-to-day operations of, and provides investment advisory services to, the Acquired Fund. For providing these services, the Adviser receives a base management fee and an incentive fee from the Acquired Fund. The base management fee is equal to 2.00% per annum of the Acquired Fund’s Managed Assets. Managed Assets are the value of total assets of the Acquired Fund less all accrued liabilities of the Acquired Fund (other than the aggregate amount of any outstanding borrowings, preferred stock issuances, or other instruments or obligations constituting financial leverage). The base management fee is payable quarterly in arrears; however, the Adviser contractually agreed to waive or reimburse the Acquired Fund for all base management fees during the first three months of the Acquired Fund’s operations and half of all the base management fees during the next three months of the Acquired Fund’s operations. This contractual waiver expired on August 31, 2007.
The incentive fee consists of two components: (1) the Pre-Incentive Fee Net Investment Income and (2) the Capital Gains Fee. Pre-Incentive Fee Net Investment Income is calculated and payable quarterly in arrears. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Acquired Fund’s operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash. The Adviser is not under any obligation to reimburse the Acquired Fund for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on an obligation that resulted in the accrual of such income. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Acquired Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to the “hurdle rate” of 1.75% per quarter (7.00% annualized) (the “Hurdle Rate”). The Acquired Fund will pay the Adviser an incentive fee with respect to the Acquired Fund’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate; (2) 100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) (the “Catch-up Provision”); and (3) 20% of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized). With respect to the Acquired Fund’s Pre-Incentive Fee Net Investment Income from the Acquired Fund’s commencement of operations until December 31, 2007, the Adviser voluntarily agreed to waive or reimburse the Catch-Up Provision, provided, however, that for such period the Acquired Fund will pay the Adviser 20% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.
The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement), beginning on December 31, 2007, and is calculated at the end of each applicable year by subtracting (A) the sum of the Acquired Fund’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) the Acquired Fund’s cumulative aggregate realized capital gains, in each case calculated from the date of the IPO of the Acquired Fund’s shares. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year.
As a business development company, the Acquired Fund offers, and must provide upon request, managerial assistance to its portfolio companies. (The Acquiring Fund is not subject to such a requirement.) This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance or exercising strategic or managerial influence over such companies. The Investment Adviser will provide managerial assistance on the Acquired Fund’s behalf to those portfolio companies that request this assistance. The Investment Adviser will not receive any compensation from the portfolio companies for providing such managerial assistance. In addition, affiliates of the Investment Adviser, such as Barrier Advisors, Inc., may receive fees for providing services to portfolio companies.
The Acquiring Fund
The Adviser provides the following services to the Acquiring Fund: (i) furnishes an investment program for the Acquiring Fund; (ii) determines, subject to the overall supervision and review of the board of trustees, the investments to be purchased, held, sold or exchanged by the Acquiring Fund and the portion, if any, of the assets of the Acquiring Fund to be held uninvested; (iii) makes changes in the investments of the Acquiring Fund; and (iv) votes, exercises consents and exercises all other rights pertaining to such investments. Subject to the foregoing, the Adviser, at its own expense, will have the authority to engage one or more sub-advisers in connection with the portfolio management of the Acquiring Fund, which sub-advisers may be affiliates of the Adviser; provided, however, that the Adviser shall remain responsible to the Acquiring Fund with respect to its duties and obligations set forth in the investment advisory agreement.
In return for its advisory services, the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.00% of the average weekly value of the Acquiring Fund’s Managed Assets (the “Advisory Fee”). “Managed Assets” means the total assets of the Acquiring Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Acquiring Fund’s investment objectives and policies, and/or (iv) any other means. The accrued fees will be payable monthly as promptly as possible after the end of each month during which the investment advisory agreement is in effect. The Adviser may waive a portion of its fees. A discussion regarding the basis for the approval of the investment advisory agreement by the Acquiring Fund’s board is available in the Acquiring Fund’s report to shareholders for the period ending June 30, 2008.
In addition to the advisory fee of Highland, the Acquiring Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with Highland), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and reimbursement of actual expenses of the Adviser or others for registration and maintenance of the Acquiring Fund’s registrations with the SEC and other jurisdictions and taxes, if any.
COMPARISON OF INVESTMENT ADVISORY AGREEMENTS
The following highlights the material differences in the Fund’s Investment Advisory Agreements. A copy of each Fund’s Investment Advisory Agreement is attached as an exhibit to its registration statement filed with the SEC. Generally, the two agreements are substantially similar.
1. The Acquired Fund’s Agreement provides for a base management fee and an incentive fee. The base management fee is equal to 2.00% per annum of the Acquired Fund’s Managed Assets (as described above). The incentive fee consists of two components: (1) the Pre-Incentive Fee Net Investment Income and (2) the Capital Gains Fee. Pre-Incentive Fee Net Investment Income is calculated as described above and paid based on the Hurdle Rate also described above. The second part of the incentive fee (the “Capital Gains Fee”) is determined as of the end of each calendar year and is calculated as described above. During the fiscal period ended December 31, 2007, the fees paid to the Adviser were $4,442,474. The fee paid under the Acquiring Fund’s Agreement is 1.00% of the average weekly value of the Acquiring Fund’s Managed Assets (as described above). During the fiscal period ended December 31, 2006 and December 31, 2007, the fees paid to the Adviser were $3,879,925 and $9,368,976.
2. The services provided by the Adviser to the Acquiring Fund are substantially similar to those provided to the Acquired Fund. However, the Adviser provides additional services to the Acquired Fund because of its election to be regulated as a business development company under the 1940 Act. The Adviser may provide significant managerial assistance to those portfolio companies to which the Acquired Fund is required to provide such assistance under the 1940 Act and who require such assistance, including among other things, monitoring the operations of the Acquired Fund’s portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial consultation.
ADMINISTRATOR/SUB-ADMINISTRATOR/ACCOUNTING SERVICES AGENT
Acquired Fund
Pursuant to a separate administration agreement, the Adviser furnishes the Acquired Fund with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, the Adviser also performs, or oversees the performance of, the Acquired Fund’s required administrative services, which include, among other things, being responsible for the financial records that the Acquired Fund is required to maintain, monitoring portfolio and regulatory compliance matters and preparing reports to the Acquired

Fund’s stockholders and reports filed with the SEC. In addition, the Investment Adviser assists the Acquired Fund in determining, and arranging for the publishing of, the Acquired Fund’s net asset value, overseeing the preparation and filing of tax returns and the printing and disseminating of reports to stockholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Acquired Fund by others. For providing these services, the Adviser receives an annual administration fee, payable quarterly in arrears at an annual rate of 0.35% of the Acquired Fund’s Managed Assets. Under a separate sub-administration agreement, the Adviser has delegated certain administrative functions to PNC Global Investment Servicing Inc. (“PNC”) (formerly PFPC Inc.), at an annual rate, payable by Highland, of 0.01% of the average weekly value of Acquired Fund’s Managed Assets. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Highland earned for administration services $1,103,702 in fees for the fiscal period ended December 31, 2007.
Acquiring Fund
Under an administration agreement dated June 29, 2006, Highland provides administration services to the Acquiring Fund, provides executive and other personnel necessary to administer the Acquiring Fund and furnishes office space. Highland will receive an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Acquiring Fund’s Managed Assets. Highland earned for administration services $775,985 and $1,873,796 in fees for the fiscal periods ended December 31, 2006 and 2007, respectively. The accrued fees are payable monthly as promptly as possible after the end of each month during which this Agreement is in effect. Highland may waive a portion of its fees. Under a separate sub-administration agreement, dated June 29, 2006, Highland has delegated certain administrative functions to PNC, at an annual rate, payable by Highland, of 0.01% of the average weekly value of the Acquiring Fund’s Managed Assets.
PORTFOLIO MANAGEMENT
The Acquired Fund’s portfolio is managed by Patrick H. Daugherty, Brad Borud and Greg Stuecheli. Mark Okada, Kurtis Plumer and Brad Borud manage the Acquiring Fund. The investment decisions are not subject to the oversight, approval or ratification of a committee.
Patrick H. Daugherty. Mr. Daugherty is a Partner, Senior Portfolio Manager and Head of Distressed and Special Situations Investing at Highland. His responsibilities include managing the Distressed Investments Group and co-managing the Private Equity Investments Group. He has formerly served as General Counsel to Highland. Prior to joining Highland in April 1998, Mr. Daugherty served as Vice President in the Corporate Finance Group at Bank of America Capital Markets, Inc. (formerly NationsBanc Capital Markets, Inc.) where he originated and structured leveraged transactions of mid-cap companies located in the Southwest. Prior to joining Bank of America, Mr. Daugherty was an associate with the law firm of Baker, Brown, Sharman & Parker in Houston, Texas, where he worked with banks and financial institutions in the liquidation of various RTC (Resolution Trust Corporation) portfolios. Mr. Daugherty has over 15 years of experience in distressed, high-yield and corporate restructuring. He has been involved in over 100 restructurings and held steering committee positions in over 50 bankruptcies. Mr. Daugherty currently serves on the Board of Directors of Home Interiors & Gifts, Inc. and its affiliates (as Chairman) and Safety-Kleen Holdco, Inc., and is a former board member of Norse Merchant Group and its affiliates, Ferrimorac Holdings Limited, Trussway Holdings, Inc. and its affiliates, Nexpak Corporation and its affiliates, Moll Industries and its affiliates, Mariner Health Care, Inc. and SunCom Wireless Holdings, Inc. He received a Juris Doctorate from The University of Houston School of Law, and a BBA in Finance from The University of Texas at Austin. Mr. Daugherty is a member of the Texas Bar Association.
Greg Stuecheli. Mr. Stuecheli is a Senior Portfolio Manager at Highland. Prior to his current duties, Mr. Stuecheli was a Portfolio Manager for Highland covering distressed and special situation credit and equity investments. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002, where his primary responsibilities included researching long and short investment ideas. In 1999, Mr. Stuecheli was a Summer Associate at Hicks, Muse, Tate & Furst, and from 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. Mr. Stuecheli received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.

Brad Borud. Mr. Borud is a Partner, Senior Trader and Chief Investment Officer—Retail Products at Highland. Prior to his current duties, Mr. Borud served as a Senior Trader and Co-Director of Portfolio Management for Highland from 2003 to 2008, as a Portfolio Manager and Team Leader from 2001 to 2003, as a Portfolio Manager from 1998 to 2001, and as a Portfolio Analyst from 1996 to 1998. As a Portfolio Manager, Mr. Borud covered a wide range of industries, including wireline telecommunications, wireless telecommunications, telecommunication equipment manufacturers, multi-channel video and media. Prior to joining Highland in November 1996, Mr. Borud worked as a Global Finance Analyst in the Corporate Finance Group at NationsBank from 1995 to 1996 where he was involved in the originating, structuring, modeling and credit analysis of leveraged transactions for large corporate accounts in the Southwest region of the United States. In 1994, Mr. Borud served at Conseco Capital Management as an Analyst Intern in the Fixed Income Research Department, following the transportation and energy sectors. Mr. Borud has a BS in Business Finance from Indiana University.
Mark Okada, CFA. Mr. Okada is Executive Vice President of Strand and the funds in the Highland Fund Complex. Mr. Okada is a founder and Chief Investment Officer of Highland and has served as Chief Investment Officer since 2000. From 1993 to 2000, Mr. Okada served as Executive Vice President of Highland. He is responsible for overseeing Highland’s investment activities for its various funds and has over 19 years of experience in the leveraged finance market. Formerly, Mr. Okada served as Manager of Fixed Income for Protective Life’s GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President for Hibernia National Bank, managing over $1 billion of high-yield bank loans. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He completed his credit training at Mitsui and is a Chartered Financial Analyst. Mr. Okada is also Chairman of the Board of Directors of Common Grace Ministries Inc.
Kurtis Plumer, CFA. Mr. Plumer is a Senior Portfolio Manager and head of the Multi-Strategies group at Highland where he is responsible for managing the sourcing, investing and monitoring process. He has over 15 years of experience in distressed, high yield bond and leveraged loan products. Prior to joining Highland in 1999, Mr. Plumer was a distressed high yield bond trader at Lehman Brothers in New York, where he managed a $250 million portfolio invested in global distressed securities. While at Lehman, he also traded emerging market sovereign bonds. Prior to joining Lehman Brothers, Mr. Plumer was a corporate finance banker at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he focused on M&A and financing transactions for the bank’s clients. Mr. Plumer earned a BBA in Economics and Finance from Baylor University and an MBA in Strategy and Finance from the Kellogg School at Northwestern University. Mr. Plumer is a Chartered Financial Analyst.
The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Acquiring Fund.
PORTFOLIO TRANSACTIONS WITH AFFILIATES
In placing portfolio transactions for the Funds, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. Neither the Funds nor the Adviser has adopted a formula for allocation of the Funds’ investment transaction business. The Adviser has access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Funds than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. The Adviser, therefore, is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds’ Boards from time to time with respect to the extent and continuation of this practice. The services provided by such brokers may be useful or beneficial to the Adviser in connection with its services to other clients.
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.
OTHER SERVICE PROVIDERS
The custodian of the assets of the Funds is PFPC Trust Company (8800 Tinicum Blvd., 4th Floor, Philadelphia, PA 19153; telephone [(877) 665-1287).] The custodian will perform custodial, fund accounting and portfolio accounting services. PNC (301 Bellevue Parkway, Wilmington, Delaware 19809; telephone [(877) 665-1287)] serves as the transfer agent for the Funds with respect to their common shares.
EXPENSES
Acquired Fund
The Acquired Fund bears all costs and expenses of its operations and transactions, including those relating to offerings made under this prospectus; the cost and expenses of any independent valuation firm retained for purposes of valuing securities in connection with the determination of the Acquired Fund’s net asset value; expenses incurred by Adviser payable to third parties in monitoring the Acquired Fund s investments and performing due diligence on prospective portfolio companies; interest payable on debt or dividends payable on preferred stock, if any, incurred to finance its investments; future offerings of shares of common stock and other securities, if any; management fees payable under the Investment Advisory and Management Agreement; administration fees payable under the administration agreement; trading and transfer fees, commissions and similar costs payable to third parties relating to, or associated with, making or disposing of investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent director fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs (other than costs associated with this Proxy Statement/Prospectus, which will be borne as discussed herein); the Acquired Fund’s allocable portion of any joint fidelity bond, directors’ and officers’/errors and omissions liability insurance, and any other insurance premiums; indemnification payments; audit and legal fees and expenses; and all other expenses incurred by the Acquired Fund.
Acquiring Fund
The Acquiring Fund pays all costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, listing fees and expenses, expenses of independent auditors, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements (other than costs associated with this Proxy Statement/Prospectus, which will be borne as discussed herein) and reports to governmental agencies, and reimbursement of actual expenses of the Adviser or others for registration and maintenance of the Acquiring Fund’s registration with the SEC and other jurisdictions and taxes, if any.
VOTING INFORMATION AND REQUIRED VOTE
Acquired Fund common shares are entitled to one vote per share.
Approval of the Reorganization requires, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund.
If the accompanying form of proxy card is properly executed and returned in time to be voted at the Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxy cards that are unmarked will be voted FOR the applicable proposal and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof. The Board of the Acquired Fund does not know of any matter to be considered at the Meeting other than the proposal referred to in this Proxy Statement/Prospectus. Voting on the proposal does not limit the transferability of common shares and common shareholders can sell their shares at any time before the Meeting or before the Reorganization. However, common shareholders that wish to exercise their appraisal rights must hold their common shares as discussed under “Appraisal Rights” above.
The presence in person or by proxy of shareholders of the Acquired Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum (“Quorum”) for the Meeting. Shares represented by properly executed proxies which are either votes to abstain or broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining a Quorum, but not as voting in favor of the Proposal. Therefore, these shares will have the same effect as votes “against” the Proposal. “Broker non-votes” are proxies for shares held by brokers or nominees as to which (1) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.
If a Quorum is not present at the Meeting, or if a Quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are present in person or represented by proxy at the meeting. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal. Broker non-votes will have the same effect as if they were cast against any such adjournment.
The following table summarizes how the quorum and voting requirements for the Proposal are determined:

Shares	Quorum	Voting for the Proposal
In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” in person will be voted in person at the Meeting. Shares present by proxy will be voted in accordance with instructions.

Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at Meeting.	Voted “for” the Proposal.

Broker Non-Vote	Considered “present” at Meeting.	Not voted. Same effect as a vote “against” the Proposal.

Vote to Abstain	Considered “present” at Meeting.	Not voted. Same effect as a vote “against” the Proposal.
If the required approval of shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business and the Board will consider what further action may be appropriate.
The Acquired Fund’s common shareholders who object to the proposed Reorganization are not entitled under Delaware law or the relevant Charter to demand payment for, or an appraisal of, their shares.
However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for U.S. federal income tax purposes (except to the extent such shareholders are paid cash in lieu of fractional Merger Shares in the Reorganization) and that shares of each Fund may be sold at any time prior to the consummation of the proposed Reorganization.

INFORMATION CONCERNING THE MEETING
EXPENSES AND METHODS OF SOLICITATION
In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Directors, officers and employees of the Acquired Fund; by personnel of the Adviser and its transfer agent, PNC; or by broker-dealer firms. Persons holding shares as nominees will be reimbursed by the Fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. The costs associated with the Reorganization, including the proxy solicitation expenses, will be borne by each of the Acquired Fund and the Acquiring Fund in proportion to their respective net assets determined at the close of regular trading on the NYSE on the date of the Reorganization’s closing; provided, however, that such costs will in any event be paid by the party directly incurring such costs if and to the extent that the payment by the other party of such costs would result in the disqualification of the applicable Fund, as the case may be, as a RIC under Subchapter M of the Code or would prevent the transaction from qualifying as a tax-free reorganization under the Code.
The Altman Group has been retained to assist in the solicitation of proxies at an estimated cost of approximately $33,000 plus reasonable expenses.
REVOKING PROXIES
A shareholder may revoke his or her proxy by appearing at the Meeting and voting in person, or by giving written notice of such revocation to the Acquired Fund Secretary or by returning a later-dated proxy before the Meeting.
OUTSTANDING SHARES
As of                     , 2009 (the “record date”), the number of shares of beneficial interest the Acquired Fund outstanding was [17,716,771].
OTHER BUSINESS
Directors do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.
SHAREHOLDERS’ PROPOSALS AND COMMUNICATIONS
Any proposals of shareholders that are intended for inclusion in the Acquired Fund’s proxy statement and form of proxy for the Acquired Fund’s 2009 annual meeting of shareholders pursuant to SEC Rule 14a-8 must be received at the Acquired Fund’s principal executive office no later than December 24, 2008 and must comply with the requirements of Rule 14a-8 and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The deadline for receipt of timely notice of shareholder proposals for submission to the 2009 annual meeting of shareholders is March 9, 2009.
Shareholders of the Acquired Fund who wish to communicate with Directors should send communications to the attention of the Secretary of the Acquired Fund, Two Galleria Tower, Suite 800, 13455 Noel Road, Dallas, Texas 75240, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.
PROXY STATEMENT/PROSPECTUS DELIVERY
“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Acquired Fund who share a common address and who have not opted out of the householding process should receive a single copy of this Proxy Statement/Prospectus together with one proxy card for each account. If you received more than one copy of this Proxy Statement/Prospectus, you may elect to household in the future; if you received a single copy of this Proxy Statement/Prospectus, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement/Prospectus by writing to the Acquired Fund at the following address: 13455 Noel Road, Suite 800, Dallas, Texas 75240, or by calling the Acquired Fund at the following number: (877) 247-1888.
OWNERSHIP OF SHARES OF THE FUNDS
Please see Appendix C to the Proxy Statement/Prospectus for information regarding the holdings of each Trustee/Director in each Fund and for information regarding the persons who owned of record or beneficially 5% or more of the outstanding common shares of each Fund.
EXPERTS
The independent registered public accounting firm for the Acquired Fund and the Acquiring Fund is PricewaterhouseCoopers LLP, 2001 Ross Avenue, Suite 1800, Dallas, TX 75201. The financial highlights and financial statements, including the reports of PricewaterhouseCoopers LLP, of (i) the Acquired Fund, for the period ended December 31, 2007, and (ii) the Acquiring Fund, for the period ended December 31, 2007, are incorporated by reference into this Proxy Statement/Prospectus. The financial statements for each Fund’s fiscal year ended 2007 and financial highlights have been audited by PricewaterhouseCoopers LLP, as stated in their reports incorporated by reference in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.
AVAILABLE INFORMATION
Each Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C., and at the Central Regional Office (1801 California Street, Suite 4800, Denver, CO 80202). Copies of these materials can also be obtained by mail from the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.
In addition, reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

APPENDIX A
The Form of Agreement and Plan of Merger and Liquidation has been included to provide investors with information regarding its terms. It is not intended to provide any factual information about the Funds. Accordingly, shareholders should not rely on the representations and warranties in the Form of Agreement and Plan of Merger and Liquidation as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Form of Agreement and Plan of Merger and Liquidation may be revised from that shown here prior to its execution, and may be amended after its execution. Should material changes be made to the Form of Agreement and Plan of Merger and Liquidation, the Funds will take such steps as may be required by applicable law.
FORM OF
AGREEMENT AND PLAN OF MERGER AND LIQUIDATION
This Agreement and Plan of Merger and Liquidation (the “Agreement”) is made as of                     , 2009 in Dallas, Texas, by and among Highland Credit Strategies Fund, a Delaware statutory trust (“Acquiring Fund”), and Highland Distressed Opportunities, Inc., a Delaware corporation (“Acquired Fund”). HCF Acquisition LLC (“Merger Sub”), a Delaware limited liability company to be organized as a wholly owned subsidiary of Acquiring Fund, will become a party hereto as provided herein. Each of the Acquired Fund and Acquiring Fund is sometimes hereinafter referred to as a “Fund” or, together, the “Funds”).
This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Sections 362, 368, and 381 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations promulgated thereunder, and the parties intend, for U.S. federal income tax purposes, that the Merger and Liquidation (each, as defined below) together be treated as a reorganization under Section 368(a) of the Code.
The reorganization will consist of the merger (the “Merger”) of Acquired Fund with and into Merger Sub in which Merger Sub will be the surviving entity and pursuant to which common stockholders of Acquired Fund will receive full shares of beneficial interest of Acquiring Fund (the “Merger Shares”) (and cash in lieu of fractional shares) having an aggregate net asset value equal to the value of the assets of the Acquired Fund on the Valuation Date (as defined below) less the value of the liabilities of the Acquired Fund on the Valuation Date. Before the Closing Date, Acquired Fund will declare and pay to its stockholders a dividend or dividends in an amount such that it will have distributed (i) the sum of (a) its net investment income and (b) the excess of its net short-term capital gains over net long-term capital losses, and (ii) net capital gains, all as described in Section 8(l) hereof. No certificates representing the Merger Shares will be issued. Immediately after the Merger, Merger Sub will distribute its assets to Acquiring Fund, and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Liquidation”).
WHEREAS, Section 18-209 of the Delaware Limited Liability Company Act, 6 Del.C. §18-101, et seq. (the “LLC Act”), and Section 264 of the General Corporation Law of the State of Delaware, 8 Del. C. § 101, et seq. (the “DGCL”) authorize the merger of a Delaware corporation with and into a Delaware limited liability company; and
WHEREAS, the Board of Trustees of Acquiring Fund has determined that the Merger and the Liquidation of Merger Sub as contemplated hereby are in the best interests of Acquiring Fund and its shareholders and that the interests of the existing shareholders of Acquiring Fund will not be diluted as a result of this transaction; and
WHEREAS, the Board of Directors of Acquired Fund has determined that the Merger is in the best interests of Acquired Fund and its stockholders and that the interests of the existing stockholders of Acquired Fund will not be diluted as a result of this transaction;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

AGREEMENT
1.	Merger and Liquidation.
(a)	Subject to the requisite approval of the stockholders of Acquired Fund and to the other terms and conditions contained herein (including Acquired Fund’s obligation to distribute to its stockholders (i) the sum of (a) its net investment income and (b) the excess of its net short-term capital gains over net long-term capital losses, and (ii) net capital gains, all as described in Section 8(l) hereof), at the Effective Time (as defined below in Section 3) Acquired Fund shall be merged with and into Merger Sub and the separate corporate existence of Acquired Fund shall thereupon cease. Merger Sub shall be the surviving company in the Merger (sometimes hereinafter referred to as the “Surviving Company”) in accordance with Section 18-209 of the LLC Act and Section 264 of the DGCL, and the separate limited liability company existence of Merger Sub with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in the LLC Act and the DGCL.

(b)	At the Effective Time (as defined in Section 3 below), as a result of the Merger and without any action on the part of the holder of any stock of Acquired Fund:
(i)	Each share of common stock of Acquired Fund (the “Acquired Common Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into, and become exchangeable for, the right to receive the number of Merger Shares (and cash in lieu of fractional Merger Shares) provided for in Section 2.

(ii)	Certificates representing interests in shares of Acquired Common Stock will represent the right to receive a number of Merger Shares (and cash in lieu of fractional Merger Shares) after the Effective Time, as determined in accordance with Section 2. Acquiring Fund shall not issue certificates representing Merger Shares in connection with such exchange.

(iii)	The membership interests in Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the issued and outstanding membership interests of the Surviving Company.
(c)	The certificate of formation of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of formation of the Surviving Company (the “Certificate of Formation”), unless and until amended in accordance with its terms and applicable law. The limited liability company agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the limited liability company agreement of the Surviving Company (the “LLC Agreement”), unless and until amended in accordance with its terms and applicable law.

(d)	At the Effective Time, Merger Sub shall continue in existence as the Surviving Company, and without further transfer, succeed to and possess all of the rights, privileges and powers of Acquired Fund, and all of the assets and property of whatever kind and character of Acquired Fund shall vest in Merger Sub without further act or deed; thereafter, Merger Sub, as the Surviving Company, shall be liable for all of the liabilities and obligations of Acquired Fund, and any claim or judgment against Acquired Fund may be enforced against Merger Sub, as the Surviving Company, in accordance with Section 18-209 of the LLC Act and Section 259 of the DGCL.

(e)	[All Merger Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time and, whenever a dividend or other distribution is declared by Acquiring Fund in respect of the Merger Shares, the record date for which is at or after the Effective Time, that declaration shall include dividends or other distributions in respect of all Merger Shares issuable pursuant to this Agreement.

(f)	From and after the Effective Time, there shall be no transfers on the stock transfer books of the Acquired Fund of the shares of Acquired Common Stock that were outstanding immediately prior to the Effective Time.]

(g)	In accordance with Section 262 of the DGCL, appraisal rights shall be available to holders of shares of Acquired Common Stock in connection with the Merger.

(h)	As soon as is reasonably practicable after the Effective Time, Merger Sub shall be dissolved and Acquiring Fund will assume all of Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and Merger Sub will distribute to Acquiring Fund, which will be the sole member of Merger Sub at such time, all of the assets of Merger Sub in complete liquidation of its interest in Merger Sub. As soon as reasonably practicable after such assumption by Acquiring Fund of Merger Sub’s liabilities and obligations and such distribution of Merger Sub’s assets to Acquiring Fund, and after the taking of all other actions required under the laws of the State of Delaware and the Certificate of Formation and LLC Agreement of Merger Sub in connection with the dissolution and termination of Merger Sub, Merger Sub shall prepare, execute and file a Certificate of Cancellation with the Secretary of State of the State of Delaware, and elsewhere as may be necessary or appropriate, and such other documents as may be required to dissolve and terminate Merger Sub.

(i)	As soon as practicable following the requisite approval of the stockholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund indicates it does not wish to acquire. Such liquidation will be substantially completed before the Closing Date, unless otherwise agreed by Acquired Fund and Acquiring Fund. Notwithstanding the foregoing, nothing in this paragraph (i) will require Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition or purchase would adversely affect the tax-free nature of the Merger and Liquidation (collectively, a reorganization under the Code) or would violate Acquired Fund’s fiduciary duty to its shareholders.
2.	Closing Date; Valuation Date.
(a)	The net asset value of the Merger Shares (and cash paid in lieu of fractional Merger Shares), the value of the assets of Acquired Fund and the value of the liabilities of Acquired Fund will in each case be determined as of the Valuation Date.

(b)	The net asset value of the Merger Shares (and cash paid in lieu of fractional Merger Shares) and the value of the assets and liabilities of Acquired Fund will be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to valuation procedures customarily used by Acquiring Fund in determining the fair market value of Acquiring Fund’s assets and liabilities.

(c)	The Acquired Common Stock will be converted into, and become exchangeable for, the right to receive the number of Merger Shares (as described in Section 1(b) above) determined by dividing the net assets per share of Acquired Fund, computed in the manner and as of the time and date set forth in this Section 2, by the net asset value of one Merger Share, computed in the manner and as of the time and date set forth in this Section 2. If based on this calculation, a stockholder of Acquired Common Stock would be entitled to receive fractional Merger Shares, that stockholder will instead receive cash in lieu of those fractional Merger Shares equal to the product of the number of fractional Merger Shares (rounded to the nearest ten thousandths) to which the stockholder is entitled and the net asset value of one Merger Share as described in the immediately preceding sentence.

(d)	[The investment restrictions of Acquired Fund will be temporarily amended to the extent necessary to effect the transactions contemplated by this Agreement.]

(e)	[Acquiring Fund will issue the Merger Shares to Acquired Fund in a certificate registered in the name of Acquired Fund. Acquired Fund will distribute the Merger Shares to its stockholders by redelivering the certificate to Acquiring Fund’s transfer agent, which will as soon as practicable set up open accounts for the Acquired Fund stockholder in accordance with written instructions furnished by Acquired Fund.] With respect to any Acquired Fund stockholder holding Acquired Fund share certificates as of the Closing Date, Acquiring Fund will not permit such stockholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions will be credited to the account of such stockholder), receive certificates representing the Merger Shares or pledge such Merger Shares until such stockholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen or destroyed certificates, posted adequate bond. In the event that a stockholder is not permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund will pay any such dividends or distributions in additional shares, notwithstanding any election that the stockholder made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the stockholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f)	The Valuation Date will be 4:00 p.m. New York time on the Closing Date (the “Valuation Date”).
3.	Closing and Closing Date.
(a)	The Closing Date shall be such date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the time immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of or at such other time and/or place as the parties may agree. As soon as practicable following the Closing, Acquired Fund and Acquiring Fund will cause the Certificate of Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as required by the DGCL and the LLC Act. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware or such later time as may be provided for in the Certificate of Merger (the “Effective Time”).

(b)	In the event that on the Valuation Date (i) the primary trading market for portfolio securities of the Acquiring Fund or Acquired Fund shall be closed to trading or trading thereupon shall be restricted or (ii) trading or the reporting of trading shall be disrupted so that, in the judgment of the Board of Directors of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.	Expenses, fees, etc.
(a)	All fees and expenses, including legal and accounting expenses, proxy materials and proxy solicitation with respect to Acquired Fund, the costs of liquidating before the Closing Date portfolio securities of Acquired Fund to the extent required under Section 3(b), portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund, Merger Sub and Acquiring Fund of the transactions contemplated by this Agreement (together with the SEC registration fee specified below, “Expenses”) will be borne by Acquired Fund and Acquiring Fund (for itself and Merger Sub) in proportion to their respective net assets determined at the Valuation Date; provided, however, that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the transactions from qualifying as a tax-free reorganization under the Code.

(b)	In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Acquiring Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquiring Fund’s or Merger Sub’s obligations referred to in Section 7) or (ii) the non-fulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 8, Acquiring Fund will pay directly all reasonable fees and expenses incurred by Acquired Fund in connection with such transactions, including, without limitation, legal, accounting and filing fees.

(c)	In the event the transactions contemplated by this Agreement are not consummated by reason of (i) Acquired Fund’s being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Acquired Fund’s obligations referred to in Section 8) or (ii) the non-fulfillment or failure of any condition to Acquiring Fund’s or Merger Sub’s obligations referred to in Section 7, Acquired Fund will pay directly all reasonable fees and expenses incurred by Acquiring Fund and/or Merger Sub in connection with such transactions, including without limitation legal, accounting and filing fees.

(d)	In the event the transactions contemplated by this Agreement are not consummated for any reason other than (i) Acquiring Fund’s or Acquired Fund’s being either unwilling or unable to go forward or (ii) the non-fulfillment or failure of any condition to Acquiring Fund’s, Merger Sub’s or Acquired Fund’s obligations referred to in Section 7 or Section 8 of this Agreement, then each of Acquiring Fund (for itself and Merger Sub) and Acquired Fund will bear all of its own expenses incurred in connection with such transactions.

(e)	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party will be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.
5.	Representations and warranties of Acquiring Fund and Merger Sub.

Acquiring Fund and Merger Sub represent and warrant to and agree with Acquired Fund as follows; provided that with respect to the representations and warranties made by and concerning Merger Sub, such representations and warranties will be deemed to have been made as of the date Merger Sub becomes a party to this Agreement:
(a)	Acquiring Fund is a statutory trust duly established, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Acquiring Fund is not required to qualify as a foreign association in any jurisdiction. Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	Merger Sub is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted.

(c)	Acquiring Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(d)	Merger Sub has filed an election under the 1940 Act to be treated as a business development company, and such election has not been revoked or rescinded and is in full force and effect.

(e)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquiring Fund as of and for the fiscal year ended December 31, 2008, audited by PricewaterhouseCoopers LLP, the Acquiring Fund’s independent registered public accounting firm, will be furnished to Acquired Fund prior to the Closing Date. The statements of assets and liabilities and the schedules of investments will fairly present the financial position of Acquiring Fund as of such date, and the statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(f)	There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund or Merger Sub, threatened against Acquiring Fund or Merger Sub which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquiring Fund or Merger Sub, other than as have been disclosed in the Prospectuses (as defined below) or otherwise disclosed in writing to Acquired Fund.

(g)	Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2008 and those incurred in the ordinary course of Acquiring Fund’s business as an investment company since that date.

(h)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund or Merger Sub of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein will include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(i)	The registration statement and any amendment thereto (including any post-effective amendment) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) by Acquiring Fund on Form N-14 relating to the Merger Shares issuable hereunder and the proxy statement of Acquired Fund included therein (the “Proxy Statement”), on the effective date of the Registration Statement, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders’ meeting referred to in Section 7(a) and at the Closing Date, the prospectus contained in the Registration Statement (the “Prospectus”), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection will apply to statements in or omissions from the Registration Statement, the Prospectus or the Proxy Statement made in reliance upon and in conformity with information furnished by Acquired Fund for use in the Registration Statement, the Prospectus or the Proxy Statement.

(j)	There are no material contracts outstanding to which Acquiring Fund or Merger Sub is a party, other than as will be disclosed in the Registration Statement.

(k)	All of the issued and outstanding shares of beneficial interest of Acquiring Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(l)	For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company”, has elected to be treated as such, and has computed its U.S. federal income tax under Section 852 of the Code.

(m)	As of the Closing Date and the Effective Time, Acquiring Fund will have filed all federal, state, and other tax returns and reports which will have been required to be filed by Acquiring Fund and will have paid or will pay all federal, state and other taxes shown to be due on said returns or on any assessments received by Acquiring Fund, will have adequately provided for all tax liabilities on its books, and to the knowledge of Acquiring Fund, will not have had any tax deficiency or liability asserted against it or question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Closing Date and the Effective Time, Acquiring Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n)	The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(o)	The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund (except as set forth in the Registration Statement), and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(p)	All of the issued and outstanding membership interests in Merger Sub are, and at the Effective Time will be, owned by the Acquiring Fund, as sole member (the “Member”), and there are (i) no other membership interests or voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into or exchangeable for membership interests or voting securities of Merger Sub and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any membership interests, voting securities or securities convertible into or exchangeable for capital membership interests or voting securities of Merger Sub. Merger Sub has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.
6.	Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund and Merger Sub that:
(a)	Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. [Acquired Fund is duly qualified or licensed to do business as a foreign corporation and is in good standing under the laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary.] Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	Acquired Fund is registered under the 1940 Act as a closed-end management investment company and has filed an election under the 1940 Act to be treated as a business development company, and such registration and election have not been revoked or rescinded and are in full force and effect.

(c)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund as of and for the fiscal year ended December 31, 2008, audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, will be furnished to Acquiring Fund prior to the Closing Date. The statements of assets and liabilities and schedules of investments will fairly present the financial position of Acquired Fund as of such date, and the statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with U.S. generally accepted accounting principles.

(d)	There are no material legal, administrative or other proceedings pending or, to the knowledge of Acquired Fund, threatened against Acquired Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Acquired Fund, other than as have been disclosed in the Registration Statement or otherwise disclosed in writing to the Acquiring Fund.

(e)	Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2008 and those incurred in the ordinary course of Acquired Fund’s business as an investment company since such date. Before the Closing Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2008, whether or not incurred in the ordinary course of business.

(f)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws or the H-S-R Act.

(g)	The Registration Statement, the Prospectus and the Proxy Statement, on the Effective Date of the Registration Statement and insofar as they do not relate to Acquiring Fund (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders’ meeting referred to in Section 7(a) below and on the Closing Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection will apply only to statements of fact or omissions of statements of fact relating to Acquired Fund contained in the Registration Statement, the Prospectus or the Proxy Statement, as such Registration Statement, Prospectus and Proxy Statement will be furnished to Acquired Fund in definitive form as soon as practicable following effectiveness of the Registration Statement and before any public distribution of the Prospectus or Proxy Statement.

(h)	All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(i)	For each taxable year of its operation (including the taxable year ending on the Effective Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company”, has elected to be treated as such, and has computed its U.S. federal income tax under Section 852 of the Code.

(j)	As of the Closing Date and the Effective Time, Acquired Fund has filed or will file all federal, state and other tax returns and reports which will have been required to be filed by Acquired Fund and will have paid or will pay all federal, state or other taxes shown to be due on said returns or on any assessments received by Acquired Fund, will have adequately provided for all tax liabilities on its books, and to the knowledge of Acquired Fund, will not have had any tax deficiency or liability asserted against it or any question with respect thereto raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Closing Date and the Effective Time, Acquired Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(k)	On the Closing Date, the Acquired Fund will have good and marketable title to all of its Investments (as defined below) and other assets to be held immediately prior to the Effective Time and Merger Sub will acquire good and marketable title thereto, subject to no encumbrances, liens or security interests whatsoever and without any restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as previously disclosed to Acquiring Fund. As used in this Agreement, the term “Investments” means Acquired Fund’s investments shown on the schedule of its investments as of December 31, 2008, as supplemented with such changes as Acquired Fund makes and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(l)	[No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.]
7.	Covenants of the Acquired Fund and Acquiring Fund.
(a)	Acquired Fund agrees to call a meeting of its stockholders as soon as is practicable after the effective date of the Registration Statement for, among other things, the purpose of considering the matters contemplated by this Agreement.

(b)	Acquiring Fund has filed the Registration Statement with the Commission. Each of Acquired Fund and Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Proxy Statement.

(c)	As soon as reasonably practicable after the Effective Time, the Acquiring Fund will assume all of Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and Merger Sub will make a liquidating distribution of all of its assets to the Acquiring Fund, which will be Merger Sub’s sole member at such time.

(d)	Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or Merger Sub may reasonably deem necessary or desirable in order to ultimately vest and confirm Merger Sub’s and, following the liquidating distribution referred to in paragraph (c) above, the Acquiring Fund’s title to and possession of all of the assets of the Acquired Fund and to otherwise carry out the intent and purpose of this Agreement.

(e)	Prior to the Effective Time, the Acquiring Fund shall cause Merger Sub to be organized and shall cause Merger Sub to duly adopt and execute and become a party to this Agreement and cause Merger Sub to take all necessary action to be taken by Merger Sub to implement the provisions of this Agreement.

(f)	With respect to covenants and representations made by and concerning Merger Sub, such representations and covenants will be deemed to have been made as of the date Merger Sub becomes a party to this Agreement.
8.	Conditions to Acquiring Fund’s and Merger Sub’s obligations.

The obligations of Acquiring Fund and Merger Sub hereunder are subject to the following conditions:
(a)	That this Agreement will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least a majority of the Directors of Acquired Fund (including a majority of those Directors who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act), (ii) holders of a majority of the outstanding common shares of Acquired Fund, (iii) a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act), and (iv) Acquiring Fund, as the sole Member of Merger Sub.

(b)	No demands for appraisal shall have been, or none may still be, made in accordance with DGCL Section 262 or if such demands for appraisal have been made or may still be made in accordance with Delaware law the Boards of the Acquired Fund and Acquiring Fund have determined to continue the Reorganization.

(c)	That Acquired Fund will have furnished to Acquiring Fund a statement of Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, certified on Acquired Fund’s behalf by Acquired Fund’s President (or any Vice President) and Treasurer and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of Acquired Fund since December 31, 2008 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of Acquired Fund or changes due to dividends paid or losses from operations.

(d)	That Acquired Fund will have furnished to Acquiring Fund a statement, dated the Closing Date, signed on behalf of Acquired Fund by Acquired Fund’s President (or any Vice President) and Treasurer certifying that as of the Valuation Date and as of the Closing Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or before each of such dates.

(e)	That there will not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)	That Acquiring Fund will have received an opinion of Ropes & Gray LLP dated the Closing Date, in form satisfactory to Acquiring Fund, to the effect that (i) Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquiring Fund and Merger Sub, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquired Fund’s Amended and Restated Certificate or By-laws or any provision of any agreement known to such counsel to which Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquired Fund’s Amended and Restated Certificate, By-laws, then-current prospectus or the Registration Statement, such counsel may rely upon a certificate of an officer of Acquired Fund’s whose responsibility it is to advise Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(g)	That Acquiring Fund will have received an opinion of Ropes & Gray LLP dated as of the Closing Date (which opinion will be based upon certain factual representations and subject to certain qualifications) reasonably satisfactory to the Acquiring Fund and substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon the Merger or Liquidation; (iii) the basis of the Assets (defined as all Investments and other assets of the Acquired Fund) in the hands of Acquiring Fund will be the same as the basis of such Assets in the hands of the Acquired Fund immediately prior to the Merger; (iv) the holding periods of the Assets in the hands of Acquiring Fund will include the periods during which such Assets were held by the Acquired Fund; (v) no gain or loss will be recognized by the Acquired Fund upon the Merger or Liquidation; (vi) no gain or loss will be recognized by Acquired Fund stockholders on the conversion of shares of Acquired Common Stock into Merger Shares (except to the extent an Acquired Fund stockholder receives cash in lieu of fractional Merger Shares); (vii) the aggregate basis of Merger Shares received by Acquired Fund stockholders will be the same as the aggregate basis of shares of Acquired Common Stock converted into such Merger Shares (except to the extent reduced by the portion of the adjusted basis in shares of Acquired Common Stock that is allocable to any fractional Merger Shares for which ash in lieu of such fractional Merger Shares is received); (viii) the holding periods of Merger Shares received by Acquired Fund stockholders will include the holding periods of shares of Acquired Common Stock converted into such Merger Shares, provided that at the time of the Merger, shares of Acquired Common Stock are held by such stockholders as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the regulations thereunder (the “Tax Opinion”). The Tax Opinion will not express any view with respect to the effect of the transactions contemplated by this Agreement on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (1) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Acquired Fund may waive the condition set forth in this subsection 8(g).

(h)	That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Closing Date, may not properly acquire.

(i)	That the Registration Statement will have become effective under the 1933 Act, and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j)	That Acquiring Fund and Merger Sub will have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

(k)	That all actions taken by or on behalf of Acquired Fund and Merger Sub in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Acquiring Fund, Merger Sub and Ropes & Gray LLP.

(l)	That, before the Closing Date, Acquired Fund will have declared a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of (X) Acquired Fund’s investment interest excludable from gross income under Section 103(a) of the Code over (Y) Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net capital gain (as defined in Section 1222 of the Code) realized (after reduction by any capital loss carryover), in each case for both the current taxable year of the Acquired Fund (which will end at the Effective Time) and immediately preceding taxable year of the Acquired Fund.

(m)	That Acquired Fund’s custodian will have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Date.

(n)	That Acquired Fund’s transfer agent will have provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Date, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such stockholder.

(o)	If at any time the Acquiring Fund and Merger Sub shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving Company the title to any property or right of the Acquired Fund, or otherwise to carry out the provisions hereof, the proper representatives of the Acquired Fund as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Surviving Company, and otherwise to carry out the provisions hereof.

(p)	That the Merger Shares shall have been accepted for listing by the New York Stock Exchange.

(r)	The Acquiring Fund will have received an opinion of Mortis, Nichols, Arsht & Tunnell LLP in such form and addressing such mattes as the Funds may mutually agree.
9.	Conditions to Acquired Fund’s obligations.

The obligations of Acquired Fund hereunder will be subject to the following conditions:
(a)	That this Agreement will have been adopted and the transactions contemplated hereby will have been approved by the affirmative vote of (i) at least a majority of the Directors of Acquired Fund (including a majority of those Directors who are not “interested persons” of Acquired Fund, as defined in Section 2(a)(19) of the 1940 Act), (ii) holders of a majority of the outstanding shares of Acquired Fund, (iii) a majority of the Trustees of Acquiring Fund (including a majority of those Trustees who are not “interested persons” of Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act), and (iv) Acquiring Fund, as the sole Member of Merger Sub.

(b)	No demands for appraisal shall have been, or none may still be, made in accordance with DGCL Section 262 or if such demands for appraisal have been made or may still be made in accordance with Delaware law the Boards of the Acquired Fund and Acquiring Fund have determined to waive this condition and continue the Reorganization.

(c)	That Acquiring Fund will have furnished to Acquired Fund a statement of Acquiring Fund’s assets and liabilities, together with a list of portfolio holdings with values determined as provided in Section 2 of this Agreement, all as of the Valuation Date, certified on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer and a certificate of both such officers, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of Acquiring Fund since December 31, 2008, other than changes in its portfolio securities since that date, changes in the market value of its portfolio securities or changes due to dividends paid or losses from operations.

(d)	That Acquiring Fund will have furnished to Acquired Fund a statement, dated the Closing Date, signed on behalf of Acquiring Fund by Acquiring Fund’s President (or any Vice President) and Treasurer certifying that as of the Valuation Date and as of the Closing Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)	That there will not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)	That Acquired Fund will have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquired Fund and dated the Closing Date, to the effect that (i) Acquiring Fund is a statutory trust duly established, validly existing and in good standing in conformity with the laws of the State of Delaware and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) Merger Sub is a limited liability company duly formed, validly existing and in good standing in conformity with the laws of the State of Delaware, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (iii) this Agreement has been duly authorized, executed and delivered by Acquiring Fund and by the Member on behalf of Merger Sub, and, assuming that the Prospectus, the Registration Statement and the Proxy Statements comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Acquired Fund, is a valid and binding obligation of Acquiring Fund and Merger Sub, (iv) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable (except as set forth in the Registration Statement) by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (v) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Acquiring Fund’s Agreement and Declaration of Trust, as amended, or By-laws, or Merger Sub’s Certificate of Formation or LLC Agreement, or any provision of any agreement known to such counsel to which Acquiring Fund and/or Merger Sub is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Acquiring Fund’s Agreement and Declaration of Trust, as amended, By-laws, or the Registration Statement, or Merger Sub’s Certificate of Formation or LLC Agreement, such counsel may rely upon a certificate of an officer of Acquiring Fund and Merger Sub whose responsibility it is to advise Acquiring Fund and Merger Sub with respect to such matters, (vi) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund or Merger Sub of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vii) the Registration Statement has become effective under the 1933 Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

(g)	That Acquired Fund will have received a Tax Opinion of Ropes & Gray LLP dated as of the Closing Date (the substance of which is described above in Section 8(g)) and reasonably satisfactory to the Acquired Fund. The Tax Opinion will not express any view with respect to the effect of the transactions contemplated by this Agreement on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (1) at the end of a taxable year or (ii) on the termination or transfer thereof without reference to whether such a termination or transfer would otherwise be a taxable transaction. The Tax Opinion may state that it is based on certain factual representations and subject to certain qualifications. The Tax Opinion may also state that it is not a guarantee that the tax consequences of the transactions contemplated by this Agreement will be as described in such opinion. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Acquired Fund may waive the condition set forth in this subsection 9(g).

(h)	That all proceedings taken by or on behalf of Acquiring Fund and Merger Sub in connection with the transactions contemplated by this Agreement and all documents incidental thereto will be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(i)	That the Registration Statement will have become effective under the 1933 Act and no stop order suspending such effectiveness will have been instituted or, to the knowledge of Acquiring Fund, threatened by the Commission.

(j)	That Acquired Fund will have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby and that all such orders will be in full force and effect.

(k)	That the Merger Shares shall have been accepted for listing by the New York Stock Exchange.

(l)	The Acquired Fund will have received an opinion of Morris, Nichols, Arsht & Tunnell LLP in such form and addressing such matters as the Funds may mutually agree.
10.	Indemnification.
(a)	Acquired Fund will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Acquiring Fund, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquired Fund contained in the Registration Statement, the Prospectus, the Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Acquired Fund required to be stated therein or necessary to make the statements relating to Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquired Fund. The Indemnified Parties will notify Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Acquired Fund will be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Acquired Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Acquired Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b)	Acquiring Fund will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Acquired Fund, its directors and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Acquiring Fund contained in the Registration Statement, the Prospectuses, the Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Acquiring Fund required to be stated therein or necessary to make the statements relating to Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Acquiring Fund. The Indemnified Parties will notify Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Acquiring Fund will be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Acquiring Fund elects to assume such defense, the Indemnified Parties will be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Acquiring Fund’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties will constitute a guarantee of payment so that Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.
11.	No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12.	Rule 145.

Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person a legend as follows:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO HIGHLAND CREDIT STRATEGIES FUND [OR ITS PRINCIPAL UNDERWRITER] UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO HIGHLAND CREDIT STRATEGIES FUND SUCH REGISTRATION IS NOT REQUIRED.”

and, further, Acquiring Fund will issue stop transfer instructions to Acquiring Fund’s transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Closing Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

13.	Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement will be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14.	Sole agreement.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, and will be construed in accordance with and governed by the laws of the State of Delaware.

15.	Agreement and declaration of trust of Acquiring Fund.

Notice is hereby given that this instrument is adopted on behalf of Acquiring Fund’s trustees solely in their capacities as trustees, and not individually, and that Acquiring Fund’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against its property. Acquired Fund, in asserting any rights or claims under this Agreement, shall look only to Acquiring Fund’s property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

16.	Amendment.

The parties hereto by mutual consent of their respective Boards of Directors/Trustees may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing, at any time prior to the Effective Time, including after it is approved by stockholders of the Acquired Fund, to the extent permitted by applicable law.

17.	Termination.

This Agreement may be terminated and the transactions herein provided for abandoned at any time, whether before or after approval of this Agreement by the stockholders of the Acquired Fund, by action of the Board of Directors/Trustees of either Fund, if the applicable Board for such Fund determines for any reason that the consummation of the transactions provided for herein would for any reason be inadvisable or not in the best interests of such Fund or its shareholders or if demands for appraisal have been made or may still be made in accordance with Delaware law.

18.	Miscellaneous.

This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Acquiring Fund and Acquired Fund, pursuant to approval and authorization duly given by resolutions adopted by their respective Boards of Trustees and Directors, as applicable, have each caused this Agreement to be executed as of the date first written above by its President or Executive Vice President or Senior Vice President or Treasurer.

HIGHLAND CREDIT STRATEGIES FUND

By:
Name:
Title:

HIGHLAND DISTRESSED OPPORTUNITIES, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, Merger Sub, pursuant to approval and authorization duly given by its Member has caused this Agreement to be executed as of the date indicated below by its sole member.

HCF ACQUISITION LLC

By:	HIGHLAND CREDIT STRATEGIES FUND, the sole member of HCF Acquisition LLC

By:
Name:
Title:

APPENDIX B
Description of Investment Types

Illiquid Securities	Certain of a Fund’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Senior Loans	Senior loans hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the general assets of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are LIBOR, the prime rate offered by one or more major United States banks (Prime Rate) or the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the NAV of a Fund. There can be no assurance that the liquidation of any collateral securing a senior loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of the bankruptcy of a borrower. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans including, in certain circumstances, invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect a Fund’s performance. To the extent a senior loan is subordinated in the capital structure, it will have characteristics similar to other subordinated debtholders, including a greater risk of nonpayment of interest or principal.

Many loans in which the Fund may invest, and the issuers of such loans, may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of senior loans will generally be less extensive than that available for issuers of registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the Adviser will consider, and may rely in part, on analyses performed by others. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of senior loans held by a Fund may be rated, if at all, below investment grade by independent rating agencies. In the event senior loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities which are unsecured and rated below investment grade (i.e., Ba and below by Moody’s or BB and below by S&P) and comparable unrated bonds, are viewed by the rating agencies as having speculative characteristics and are commonly known as “junk bonds.” A description of the ratings of corporate bonds by Moody’s and S&P included as Appendix A to the Statement of Additional Information. Because senior loans are senior in a borrower’s capital structure and are often secured by specific collateral, the Adviser believes that senior loans have more favorable loss recovery rates as compared to most other types of below investment grade debt obligations. However, there can be no assurance that a

Fund’s actual loss recovery experience will be consistent with the Adviser’s prior experience or that a Fund’s senior loans will achieve any specific loss recovery rates.

No active trading market may exist for many senior loans, and some senior loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on the disposition of an illiquid senior loan, and cause a material decline in a Fund’s NAV.

Use of Agents. Senior loans generally are arranged through private negotiations between a borrower and a group of financial institutions initially represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents. Generally, however, only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the credit agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent is also responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Credit agreements may provide for the termination of the agent’s status in the event that it fails to act as required under the relevant credit agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment inter-positioned between a Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of a Fund should not be included in such person’s or entity’s bankruptcy estate. If, however, any such amount were included in such person’s or entity’s bankruptcy estate, a Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a Fund could experience a decrease in NAV.

Form of Investment. A Fund’s investments in senior loans may take one of several forms, including acting as one of the group of lenders originating a senior loan, purchasing an assignment of a portion of a senior loan from a third party or acquiring a participation in a senior loan. When a Fund is a member of the originating syndicate for a senior loan, it may share in a fee paid to the syndicate. When a Fund acquires a participation in, or an assignment of, a senior loan, it may pay a fee to, or forego a portion of interest payments from, the lender selling the participation or assignment. A Fund will act as lender, or purchase an assignment or participation, with respect to a senior loan only if the agent is determined by the Adviser to be creditworthy.

Original Lender. When a Fund is one of the original lenders, it will have a direct contractual relationship with the borrower and can enforce compliance by the borrower with terms of the credit agreement. It also may have negotiated rights with respect to any funds acquired by other lenders through set-off. Original lenders also negotiate voting and consent rights under the credit agreement. Actions subject to lender vote or consent generally require the vote or consent of the majority of the holders of some specified percentage of the outstanding principal amount of the senior loan. Certain decisions, such as reducing the interest rate, or extending the maturity of a senior loan, or releasing collateral securing a senior loan, among others, frequently require the unanimous vote or consent of all lenders affected.

Assignments. When a Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the credit agreement of the assigning lender and becomes a lender under the credit agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender.

Participations. A Fund may also invest in participations in senior loans. The rights of a Fund when it acquires a participation are likely to be more limited than the rights of an original lender or an investor who acquired an assignment. Participation by a Fund in a lender’s portion of a senior loan typically means that the Fund has only a contractual relationship with the lender, not with the borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of payments from the borrower.

With a participation, a Fund will have no rights to enforce compliance by the borrower with the terms of the credit agreement or any rights with respect to any funds acquired by other lenders through setoff against the borrower. In addition, a Fund may not directly benefit from the collateral supporting the senior loan because it may be treated as a general creditor of the lender instead of a senior secured creditor of the borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original lender or holds an assignment. This means the Fund must assume the credit risk of both the borrower and the lender selling the participation. A Fund will consider a purchase of participations only in those situations where the Adviser considers the participating lender to be creditworthy.

In the event of a bankruptcy or insolvency of a borrower, the obligation of the borrower to repay the senior loan may be subject to certain defenses that can be asserted by such borrower against a Fund as a result of improper conduct of the lender selling the participation. A participation in a senior loan will be deemed to be a senior loan for the purposes of a Fund’s investment objectives and policies.

Investing in senior loans involves investment risk. Some borrowers default on their senior loan payments. A Fund attempts to manage this credit risk through multiple different investments within the portfolio and ongoing analysis and monitoring of borrowers. A Fund also is subject to market, liquidity, interest rate and other risks.

Second Lien Loans	Second lien loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Second lien loans are second in right of payment to one or more senior loans of the related borrower. Second lien loans typically are secured by a second priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan and typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot) become subordinate in right of payment to any obligation of the related borrower other than senior loans of such borrower. Second lien loans, like senior loans, typically have adjustable floating rate interest payments. Because second lien loans are second to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their subordinated status, second lien loans have many characteristics and risks similar to senior loans discussed above. In addition, second lien loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans, a Fund may purchase interests in second lien loans through assignments or participations.

Second lien loans are subject to the same risks associated with investment in senior loans and non-investment grade securities. Because second lien loans are second in right of payment to one or more senior loans of the related borrower, they therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans are also expected to have greater price volatility than senior loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans, which would create greater credit risk exposure.

The risks associated with second lien loans are higher than the risks of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder, resulting in a loss to a Fund.

Other Secured Loans	Secured loans other than senior loans and second lien loans are made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Such secured loans may rank lower in right of payment to one or more senior loans and second lien loans of the borrower. Such secured loans typically are secured by a lower priority security interest or lien to or on specified collateral securing the borrower’s obligation under the loan, and typically have more subordinated protections and rights than senior loans and second lien loans. Secured loans may become subordinated in right of payment to more senior obligations of the borrower issued in the future. Such secured loans may have fixed or adjustable floating rate interest payments. Because such secured loans may rank lower as to right of payment than senior loans and second lien loans of the borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. In addition, secured loans of below investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of senior loans and second lien loans, a Fund may purchase interests in other secured loans through assignments or participations. Other secured loans are subject to the same risks associated with investment in senior loans, second lien loans and non-investment grade securities. Because such loans, however, may rank lower in right of payment to senior loans and second lien loans of the borrower, they may be subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to repay the scheduled payments after giving effect to more senior secured obligations of the borrower. Such secured loans are also expected to have greater price volatility than senior loans and second lien loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in other secured loans, which would create greater credit risk exposure.

Unsecured Loans	Unsecured loans are loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes. Unsecured loans generally have lower priority in right of payment compared to holders of secured debt of the borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the borrower’s obligation under the loan. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the borrower, including senior loans, second lien loans and other secured loans. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to the secured debt of the borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of non-investment grade quality. Other than their subordinated and unsecured status, such investments have many characteristics and risks similar to senior loans, second lien loans and other secured loans discussed above. In addition, unsecured loans of non-investment grade quality share many of the risk characteristics of non-investment grade securities. As in the case of secured loans, a Fund may purchase interests in unsecured loans through assignments or participations.

Unsecured loans are subject to the same risks associated with investment in senior loans, second lien loans, other secured loans and non-investment grade securities. However, because unsecured loans rank lower in right of payment to any secured obligations of the borrower, they may be subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to the secured obligations of the borrower. Unsecured loans are also expected to have greater price volatility than secured loans and may be less liquid. There is also a possibility that loan originators will not be able to sell participations in unsecured loans, which would create greater credit risk exposure.

Investment Grade Securities	A Fund may invest in a wide variety of bonds that are rated or determined by the Adviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium-and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Non-Investment Grade Securities	A Fund may invest in securities rated below investment grade, such as those rated Ba or lower by Moody’s and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by Highland to be of comparable quality. Securities rated Ba by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. The Acquiring Fund may purchase securities rated as low as D. When Highland believes it to be in the best interests of a Fund’s shareholders, a Fund will reduce its investment in lower grade securities.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a Fund’s relative share price volatility.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s and S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and,

although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, Highland also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that a Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on Highland’s credit analysis than would be the case when the Fund invests in rated securities.

Asset-Backed Securities	Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Royalty Securitizations	Companies holding rights to intellectual property may create bankruptcy remote special purpose entities whose underlying assets are royalty license agreements and intellectual property rights related to a product. The Acquiring Fund will invest in these types of investments that are related to pharmaceutical royalties that are secured by rights related to one or more drugs. The Acquiring Fund may, however, invest in royalty streams related to other industries.

In a typical structure in the pharmaceutical industry, a small pharmaceutical company has developed a molecule and licensed the commercial opportunity to a large-cap pharmaceutical company in exchange for payments upon completion of certain milestones (for example, FDA approval) and a percentage royalty upon commercialization of the product. After completion of the milestone, the small pharmaceutical company sells a senior secured financing against the royalty stream, which is non-recourse to either of the pharmaceutical companies.

Collateralized Loan Obligations and Bond Obligations	A Fund may invest in certain asset-backed securities that are securitizing certain financial assets by issuing securities in the form of negotiable paper that are issued by a financing company (generally called a Special Purpose Vehicle or “SPV”). These securitized assets are, as a rule, corporate financial assets brought into a pool according to specific diversification rules. The SPV is a company founded solely for the purpose of securitizing these claims and its only asset is the diversified asset pool. On this basis, marketable securities are issued which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV takes place at maturity out of the cash flow generated by the collected claims.

A collateralized loan obligation (“CLO”) is a structured debt security issued by an SPV that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically senior loans, are used as collateral supporting the various debt tranches issued by the SPV. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of securities issued by a CLO.

A Fund may also invest in collateralized bond obligations (“CBOs”), which are structured debt securities backed by a diversified pool of high yield, public or private fixed income securities. These may be fixed pools or may be “market value” (or managed) pools of collateral. The CBO issues debt securities that are typically separated into tranches representing different degrees of credit quality.

The top tranche of securities has the greatest collateralization and pays the lowest interest rate. Lower CBO tranches have a lesser degree of collateralization quality and pay higher interest rates intended to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid) rather than a fixed interest rate. The return on the lower tranches of CBOs/CLOs is especially sensitive to the rate of defaults in the collateral pool and lower tranches of CBOs/CLOs typically present the highest risk of loss of entire investment and are required to bear losses before the higher tranches. Under normal market conditions, a Fund expects to invest in the lower tranches of CBOs/CLOs.

Distressed Debt	A Fund may invest in the securities and other obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. A Fund may invest in securities of a company for purposes of gaining control.

Stressed Debt	A Fund may invest in securities and other obligations of stressed issuers. Stressed issuers are issuers that are not yet deemed distressed or bankrupt and whose debt securities are trading at a discount to par, but not yet at distressed levels. An example would be an issuer that is in technical default of its credit agreement, or undergoing strategic or operational changes, which results in market pricing uncertainty.

Mezzanine Debt	Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower.

Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. The Company believes that mezzanine loans offer an alternative investment opportunity based upon their historical returns and resilience during economic downturns.

High-Yield Bonds	High-yield bonds are income securities that are typically lower grade securities of distressed issuers. Such bonds may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.

Lower grade securities, though high-yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a Fund’s relative Share price volatility. Distressed debt securities often are priced based on estimated recovery value and are less sensitive to interest rate movement.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and any other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations.

Common Stocks	Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, a Fund generally expects to focus primarily on the security’s dividend paying capacity rather than on its potential for capital appreciation. A Fund may acquire an interest in common stocks in various ways, including upon the default of a senior loan secured by such common stock or by acquiring common stock for investment. A Fund may also acquire warrants or other rights to purchase a borrower’s common stock in connection with the making of a senior loan.

Preferred Securities	Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred securities are equity securities, they may be more susceptible to risks traditionally associated with equity investments than a Fund’s fixed income securities.

The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in U.S. federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and a Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions.

Convertible Securities	A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Money Market Instruments	Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’ acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

U.S. Government Securities	U.S. government securities may include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid.

FNMA and FHLMC hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas FNMA and FHLMC could buy, and until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury Department announced that the government would be taking over FNMA and FHLMC and placing the companies into a conservatorship. The effect that this conservatorship will have on the companies’ debt and equity securities is unclear.

Other Investment Companies	A Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, a Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that a Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

A Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by a Fund.

Exchange Traded Funds	Subject to the limitations on investment in other investment companies, a Fund may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, NASDAQ 100 Index Trading Stock (QQQs), iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automatic Quotation System (NASDAQ). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the S&P 500. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. A Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Structured Investments	The Acquiring Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or a trust, of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Investments”) backed by, or representing interests in the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Acquiring Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Acquiring Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

Certain issuers of Structured Investments may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Acquiring Fund’s investment in these Structured Investments may be limited by the restrictions contained in the Investment Company Act. Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

Zero Coupon Securities	Zero coupon securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds.

Deferred Payment Obligations	Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Derivative Transactions	A Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. A Fund also may purchase derivative instruments that combine features of these instruments. A Fund may use Derivative Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of senior loans or other securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Derivative Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Derivative Transactions depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of a Fund to deliver or receive a specified currency. Additionally, amounts paid by a Fund as premiums and cash or other assets held in margin accounts with respect to Derivative Transactions are not otherwise available to the Fund for investment purposes.

Senior Loan Based Derivatives	A Fund may obtain exposure to senior loans and baskets of senior loans through the use of derivative instruments. For example, a Fund may invest in a derivative instrument known as the Loan-Only Credit Default Swap Index (“LCDX”), a tradeable index with 100 equally-weighted underlying single-name long-only credit default swaps (“LCDS”). Each underlying LCDS references an issuer whose loans trade in the secondary leveraged loan market. A Fund can either buy the Index (take on credit exposure) or sell the Index (pass credit exposure to a counterparty). In either case, the Fund is in essence taking a macro view of the market as a whole rather than on a particular issuer. To compensate investors for the change in the value of the Index over time, an upfront payment is made at the time of a trade to account for the change in the present value of the Index since inception. The payment is the difference between par (or 100) and the amount of the purchase price, plus or minus (depending on whether the Fund is a buyer or seller of the Index) accrued interest. Each version of the Index launches with a fixed coupon which the seller of the Index pays quarterly (and the buyer of the Index receives quarterly). The amount of payments received or paid is the coupon times the notional amount. Investments in the Index may involve greater risks than if the Fund had invested in the reference obligation directly. A Fund will not engage in these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund.

Investment in the LCDX Index involves many of the risks associated with investments in derivative instruments discussed generally above, including counterparty risk, the risk of loss due to unanticipated adverse changes in securities prices and interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, uncertainty regarding the tax rules applicable to these transactions, and portfolio management constraints on securities subject to such transactions. The potential loss on these instruments may be substantially greater than the initial investment therein.

Credit Default Swaps	To the extent consistent with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), a Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the

Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under “Risk Factors And Special Considerations—Leverage Risk” since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

Swaps	Swap contracts may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. A Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. A Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

Interest Rate Swaps	Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Acquiring Fund may use interest rate swaps for risk management purposes and as a speculative investment.

Total Return Swaps	Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s). The Acquiring Fund may use total return swaps for risk management purposes and as a speculative investment.

Currency Swaps	Currency swaps involve the exchange of the two parties’ respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen). The Acquiring Fund may enter into currency swap contracts and baskets thereof for risk management purposes and as a speculative investment.

Credit-Linked Notes	A credit-linked note (“CLNs”) is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

Options	An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as “American style” options may be exercised at any time during the term of the option. Other options, known as “European style” options, may be exercised only on the expiration date of the option.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option when purchased. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss.

Futures Contracts and Options on Futures Contracts	The sale of a futures contract creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that a Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

Forward Foreign Currency Contracts	A Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers

Short Sales	The Acquiring Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that Highland believes possess volatility characteristics similar to those being hedged. In addition, the Acquiring Fund intends to use short sales for non-hedging purposes to pursue its investment objectives.

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. A Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by a Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is unlimited.

A Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes a Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

Capital Structure Arbitrage	Capital structure arbitrage typically involves establishing long and short positions in securities (or their derivatives) at different tiers within an issuer’s capital structure in ratios designed to maintain a generally neutral overall exposure to the issuer while exploiting a pricing inefficiency. Some issuers may also have more than one class of shares or an equivalent vehicle that trades in a different market (e.g., European equities and their American Depositary Receipt counterparts). This strategy seeks to profit from the disparity in prices between the various related securities in anticipation that over time all tiers and classes will become more efficiently priced relative to one another.

Pair Trades	Pair trades involve the establishment of a long position in one security and a short position in another security at the same time. A pair trade attempts to minimize the effect of larger market trends and emphasizes the performance of one security relative to another.

Repurchase Agreements	Repurchase agreements are loans or arrangements under which a Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. Under the direction of the Board, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with a Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by a Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford a Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Reverse Repurchase Agreements	A reverse repurchase agreement is an instrument under which a Fund sells an underlying debt security and simultaneously obtains the commitment of the purchaser (generally, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by a Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by a Fund and as such would be subject to any restrictions on borrowing.

Reverse repurchase agreements are also generally subject to earmarking and coverage requirements, with the result that, the Fund will designate on its books and records on an ongoing basis, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement.

Pay-in-kind Bonds	Pay-in-kind, or “PIK” bonds, are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

When-Issued, Delayed-Delivery and Forward Commitment Purchases	A Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of a Fund. There is always a risk that the securities may not be delivered and that a Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by a Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Lending of Assets	A Fund may lend assets to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. In addition, any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at a Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, a Fund may be required to pay or cause to be paid to such borrower or another entity an amount equal to such shortfall in cash. A Fund will lend portfolio securities only to firms that are judged by the Investment Adviser to present acceptable credit risk.

Non-U.S. Securities	A Fund may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. A Fund may invest in non-U.S. securities of so-called emerging market issuers. For purposes of the Acquiring Fund, a company is deemed to be a non-U.S. company if it meets the following tests: (i) such company was not organized in the United States; (ii) such company’s primary business office is not in the United States; (iii) the principal trading market for such company’s securities is not located in the United States; (iv) less than 50% of such company’s assets are located in the United States; or (v) 50% or more of such issuer’s revenues are derived from outside the United States. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Because evidences of ownership of such securities usually are held outside the United States, A Fund would be subject to additional risks if it invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Temporary Defensive Position	During periods in which Highland determines that it is temporarily unable to follow a Fund’s investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents. Highland’s determination that it is temporarily unable to follow a Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, shares of a Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives.

APPENDIX C
OWNERSHIP OF SHARES OF THE FUNDS
     Set forth in the table below is the dollar range of shares beneficially owned by each Director/Trustee in each Fund.

Aggregate Dollar
Range of Equity
Securities in All
Registered
Investment
Companies
Overseen by
Board Member in
	Dollar Range of	Dollar Range of	Highland Family
Name of Board	Shares of the	Shares of the	of Investment
Member	Acquired Fund*	Acquiring Fund*	Companies**

INTERESTED DIRECTOR
R. Joseph Dougherty	[ ]	[ ]	[ ]
NON-INTERESTED DIRECTORS
Timothy K. Hui	[ ]	[ ]	[ ]
Scott F. Kavanaugh	[ ]	[ ]	[ ]
James F. Leary	[ ]	[ ]	[ ]
Bryan A. Ward	[ ]	[ ]	[ ]

*	Valued as of September 30, 2008.

**	Valued as of December 31, 2008. “Family of Investment Companies” consists of twelve registered investment companies as of December 31, 2008 that share the Adviser as their investment adviser and that hold themselves out to the investors as related companies for purposes of investment and investor services.
     As of December 31, 2008, the Directors/Trustees and officers of each of the Acquired Fund and the Acquiring Fund, as a group, owned [___]% of the Acquired Fund’s outstanding common shares, and [___]% of the Acquiring Fund’s outstanding common shares.
     Set forth in the tables below is the security ownership in each Fund of each Director/Trustee and executive officer.
Acquired Fund

(3) Amount and
	(2) Name of	Nature of Beneficial	(4) Value of
(1) Title of Class	Beneficial Owner	Ownership*	Securities	(5) Percent of Class

Common Stock	R. Joseph Dougherty	[___] shares	$[___]	[___]%
Common Stock	Timothy K. Hui	[___] shares	$[___]	[___]%
Common Stock	Scott F. Kavanaugh	[___] shares	$[___]	[___]%
Common Stock	James F. Leary	[___] shares	$[___]	[___]%
Common Stock	Bryan A. Ward	[___] shares	$[___]	[___]%
Common Stock	Brad Borud	[___] shares	$[___]	[___]%
Common Stock	M. Jason Blackburn	[___] shares	$[___]	[___]%
Common Stock	Michael Colvin	[___] shares	$[___]	[___]%

*	Valued as of December 31, 2008. Except as otherwise indicated, each person has sole voting and investment power.

C-1

Acquiring Fund

	(2) Name of	(3) Amount and Nature of Beneficial	(4) Value of
(1) Title of Class	Beneficial Owner	Ownership*	Securities	(5) Percent of Class

Common Stock	R. Joseph Dougherty	[___] shares	$[___]	[___]%
Common Stock	Timothy K. Hui	[___] shares	$[___]	[___]%
Common Stock	Scott F. Kavanaugh	[___] shares	$[___]	[___]%
Common Stock	James F. Leary	[___] shares	$[___]	[___]%
Common Stock	Bryan A. Ward	[___] shares	$[___]	[___]%
Common Stock	Brad Borud	[___] shares	$[___]	[___]%
Common Stock	M. Jason Blackburn	[___] shares	$[___]	[___]%
Common Stock	Michael Colvin	[___] shares	$[___]	[___]%

*	Valued as of December 31, 2008. Except as otherwise indicated, each person has sole voting and investment power.
Share Ownership and Certain Beneficial Owners
     To the knowledge of management of the Funds and the Board, the following stockholder(s)/shareholder(s) or “groups”, as the term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), beneficially owned, or were owners of record of, more than 5% of the Acquired Fund’s outstanding shares as of                     , 2009:
Acquired Fund

		(3) Amount and
		Nature of Beneficial	(4) Percent of
(1) Title of Class	(2) Name of Beneficial Owner	Ownership	Class

Common Stock	Highland Capital Management, L.P. (a) NexBank Tower 13455 Noel Road, Suite 800 Dallas, TX 75240	996,489.17 shares	5.6%

Common Stock	Goldman Sachs Asset Management, L.P. (b) 32 Old Slip New York, NY 10005	1,057,453 shares	6.0%

Common Stock	Kensington Investment Group, Inc. 4 Orinda Way, Suite 200C Orinda, CA 94563	1,128,722	6.371%

(a)	Based on information contained in a Schedule 13D filed jointly by Highland Capital Management, L.P., Strand Advisors, Inc. and James D. Dondero on April 14, 2008. Reflects sole voting power and sole dispositive power with respect to all shares.

(b)	Based on information contained in a Schedule 13G filed by Goldman Sachs Asset Management, L.P. on February 1, 2008. Reflects sole voting power with respect to 952,847 shares and sole dispositive power with respect to 1,057,453 shares.

(c)	Based on information contained in a Schedule 13G filed by Kensington Investment Group, Inc. on January 14, 2008. Reflects sole voting power and sole dispositive power with respect to all shares.
     The management of the Funds and the Board is not aware of any stockholder(s)/shareholder(s) or “groups”, as the term is defined in Section 13(d) of the 1934 Act, that beneficially owned, or were owners of record of, more than 5% of Acquiring Fund’s outstanding shares as of ___, 2009.

C-2

APPENDIX D
SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW
§ 262. Appraisal rights.
     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:
     (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.
     (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:
     a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
     b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
     c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or
     d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.
     (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.
     (d) Appraisal rights shall be perfected as follows:
     (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
     (2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days hereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.
     (h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

APPENDIX E
HIGHLAND DISTRESSED OPPORTUNITIES INC. FINANCIAL STATEMENTS
Index to Financial Statements

Page
UNAUDITED FINANCIAL STATEMENTS FOR SEPTEMBER 30, 2008

Schedule of Investments—As of September 30, 2008 (unaudited)	E-2
Statement of Assets and Liabilities—As of September 30, 2008 (unaudited) and December 31, 2007	E-6
Statement of Operations—For the three and nine months ended September 30, 2008 (unaudited) and September 30, 2007 (unaudited)	E-7
Statement of Changes in Stockholders’ Equity (Net Assets)—For the nine months ended September 30, 2008 (unaudited)	E-8
Statement of Cash Flows—For the nine months ended September 30, 2008 (unaudited) and September 30, 2007 (unaudited)	E-9
Notes to Financial Statements (unaudited)	E-10

UNAUDITED FINANCIAL STATEMENTS FOR JUNE 30, 2008

Schedule of Investments—As of June 30, 2008 (unaudited)	E-20
Statement of Assets and Liabilities—As of June 30, 2008 (unaudited) and December 31, 2007	E-25
Statement of Operations—For the three and six months ended June 30, 2008 (unaudited) and June 30, 2007 (unaudited)	E-26
Statement of Changes in Stockholders’ Equity (Net Assets)—For the six months ended June 30, 2008 (unaudited)	E-27
Statement of Cash Flows—For the six months ended June 30, 2008 (unaudited) and June 30, 2007 (unaudited)	E-28
Notes to Financial Statements (unaudited)	E-29

UNAUDITED FINANCIAL STATEMENTS FOR MARCH 31, 2008

Schedule of Investments—As of March 31, 2008 (unaudited)	E-38
Statement of Assets and Liabilities—As of March 31, 2008 (unaudited) and December 31, 2007	E-44
Statement of Operations (unaudited)—For the quarter ended March 31, 2008 and for the period January 18, 2007* through March 31, 2007	E-45
Statement of Changes in Stockholders’ Equity (Net Assets) (unaudited)—For the quarter ended March 31, 2008 and for the period January 18, 2007* through December 31, 2007	E-46
Statement of Cash Flows (unaudited)—For the quarter ended March 31, 2008 and for the period January 18, 2007* through March 31, 2007	E-47
Notes to Financial Statements (unaudited)	E-48

AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	E-56
Schedule of Investments—As of December 31, 2007	E-57
Statement of Assets and Liabilities—As of December 31, 2007	E-63
Statement of Operations—For the period January 18, 2007* through December 31, 2007	E-64
Statement of Changes in Stockholders’ Equity (Net Assets)—For the period January 18, 2007* through December 31, 2007	E-65
Statement of Cash Flows—For the period January 18, 2007* through December 31, 2007	E-66
Notes to Financial Statements	E-67

*	Commencement of operations.

UNAUDITED FINANCIAL STATEMENTS FOR SEPTEMBER 30, 2008
SCHEDULE OF INVESTMENTS (UNAUDITED)
As of September 30, 2008

	Principal ($)	Cost ($)	Value ($)
Senior Loans (a) - 89.0%
AEROSPACE - 3.0%
IAP Worldwide Services, Inc.
First Lien Term Loan, 8.06%, 12/30/12, PIK	4,560,462	4,570,745	3,534,358

BROADCASTING - 15.0%
Comcorp Broadcasting, Inc.
Revolving Loan, 8.15%, 04/03/13 (b) (c) (d)	1,800,821	1,800,821	1,546,905
Term Loan, 8.31%, 04/03/13 (b) (d)	18,849,521	18,508,999	16,191,739

		20,309,820	17,738,644

CABLE/WIRELESS VIDEO - 3.4%
WideOpen West Finance, LLC
Second Lien Term Loan, 9.49%, 06/29/15, PIK	5,213,592	5,129,063	4,040,534

CONSUMER NON-DURABLES - 2.3%
Totes Isotoner Corp.
Second Lien Term Loan, 9.88%, 01/31/14	3,377,228	3,401,668	2,786,213

DIVERSIFIED MEDIA - 1.1%
Penton Media, Inc.
Second Lien Term Loan, 7.80%, 02/01/14	2,000,000	2,037,420	1,350,000

ENERGY - 7.1%
Resolute Aneth, LLC
Second Lien Term Loan, 7.30%, 06/26/13	4,000,000	4,000,000	3,520,000
TARH E&P Holdings, L.P.
First Lien Term Loan, 7.30%, 06/29/12	5,000,000	5,000,000	4,862,500

		9,000,000	8,382,500

FINANCIAL - 5.0%
Emerson Reinsurance Ltd.
Tranche C Term Loan, 8.07%, 12/15/11 (k)	1,500,000	1,494,621	1,282,500
Flatiron Re Ltd.
Closing Date Term Loan, 8.02%, 12/29/10 (k)	64,177	64,673	59,685
Delayed Draw Term Loan, 8.02%, 12/29/10 (k)	31,086	31,326	28,910
Kepler Holdings Ltd.
Term Loan, 9.31%, 06/30/09 (k)	5,000,000	5,010,515	4,500,000

		6,601,135	5,871,095

FOOD/TOBACCO - 6.2%
Wm. Wrigley Jr. Company
Tranche B, 07/25/14 (e) (k)	7,500,000	7,275,000	7,384,875

FOREST PRODUCTS/CONTAINERS - 0.2%
Tegrant Corp.
Second Lien Term Loan, 9.27%, 03/08/15	1,000,000	1,000,000	200,000

GAMING/LEISURE - 14.0%
Fontainebleau Florida Hotel, LLC
Tranche C Term Loan, 8.82%, 06/06/12	6,000,000	6,000,000	5,460,000
Harrah’s Operating Co.
Term B-2 Loan, 5.80%, 01/28/15	4,975,000	4,680,813	4,089,848
Lake at Las Vegas Joint Venture/ LLV-1,LLC
Term Loan, 15.60%, 06/20/12, PIK (f)	32,377,252	28,269,771	6,219,350
Revolving Loan Credit-Linked Deposit, 16.10%, 06/20/12 (f)	3,611,111	3,611,111	794,444

		42,561,695	16,563,642

	Principal ($)	Cost ($)	Value ($)
Senior Loans (continued)
HEALTHCARE - 5.3%
Applied Biosystems
Term Loan, 09/30/15 (e) (k)	2,000,000	1,960,000	1,895,000
Aveta Inc.
MMM Original Term Loan, 9.21%, 08/22/11	1,864,296	1,654,277	1,612,616
NAMM New Term Loan, 9.21%, 08/22/11	276,950	245,751	239,562
NAMM Original Term Loan, 9.21%, 08/22/11	499,051	442,832	431,679
PHMC Acquisition Term Loan, 9.21%, 08/22/11	1,527,833	1,355,722	1,321,576
LifeCare Holdings, Inc.
Term Loan, 7.96%, 08/11/12	982,278	962,926	820,202

		6,621,508	6,320,635

HOUSING - 7.1%
MetroFlag BP, LLC / Metroflag Cable, LLC
Second Lien Term Loan, 12.43%, 01/06/09	5,000,000	5,000,000	3,675,000
MPH Mezzanine II, LLC
Mezzanine 2B, 8.28%, 02/09/08 (b) (f)	10,000,000	10,000,000	—
MPH Mezzanine III, LLC
Mezzanine 3, 9.28%, 02/09/08 (b) (f)	4,000,000	4,000,000	—
Pacific Clarion, LLC
Term Loan, 15.00%, 01/23/09 (b) (g)	4,950,573	4,925,214	4,731,263

		23,925,214	8,406,263

INFORMATION TECHNOLOGY - 4.1%
Sungard Data Systems Inc.
Incremental Term Loan Facility, 02/28/14 (e)	5,000,000	4,950,000	4,820,850

RETAIL - 2.0%
Claire’s Stores, Inc.
Term B Loan, 05/29/14 (e)	3,979,849	3,213,728	2,416,644

SERVICE - 10.1%
LVI Services, Inc.
Tranche B Term Loan, 8.06%, 11/16/11	9,401,516	9,336,653	6,933,618
NES Rentals Holdings, Inc.
Permanent Second Lien Term Loan, 9.50%, 07/20/13 (k)	2,000,000	2,029,400	1,460,000
Penhall International Co.
Term Loan, 10.13%, 04/01/12, PIK	5,456,661	5,392,908	3,546,830

		16,758,961	11,940,448

TRANSPORTATION — AUTOMOTIVE - 0.3%
BST Safety Textiles Acquisition GmbH
Second Lien Facility, 12.10%, 06/30/09 (k)	665,500	666,191	395,972

UTILITY - 2.8%
Texas Competitive Electric Holdings Co., LLC
Initial Tranche B-2 Term Loan, 6.21%, 10/10/14	3,979,900	3,817,672	3,363,015

Total Senior Loans		161,839,820	105,515,688

	Principal ($)	Cost ($)	Value ($)
Corporate Notes and Bonds - 36.5%

BROADCASTING - 0.3%
Young Broadcasting, Inc.
10.00%, 03/01/11	2,000,000	1,993,563	300,000

DIVERSIFIED MEDIA - 5.5%
Baker & Taylor, Inc. 11.50%,
07/01/13 (h)	8,300,000	8,751,839	6,515,500

FINANCIAL - 1.3%
HUB International Holdings, Inc.
10.25%, 06/15/15 (h)	2,000,000	1,560,702	1,590,000

FOOD/TOBACCO - 2.5%
Pinnacle Foods Group, Inc.
10.63%, 04/01/17	4,000,000	4,036,250	3,020,000

HEALTHCARE - 19.5%
Argatroban Royalty Sub, LLC
18.50%, 09/21/14 (h)	3,921,541	3,921,541	3,941,149
Azithromycin Royalty Sub, LLC
16.00%, 05/15/19 (h)	5,000,000	4,975,230	5,025,000
Celtic Pharma Phinco B.V.
17.00%, 06/15/12, PIK (h)	9,744,782	9,295,195	9,647,334
Cinacalcet Royalty Sub, LLC
15.50%, 03/30/17, PIK (h)	1,038,750	988,390	1,028,362
Ledgemont Royalty Sub, LLC
16.00%, 11/05/24 (h)	2,500,000	2,500,000	2,512,500
Molecular Insight Pharmaceuticals, Inc.
11.10%, 11/01/12 (h) (i)	1,000,000	1,014,950	1,022,500

		22,695,306	23,176,845

HOUSING - 4.1%
Realogy Corp.
10.50%, 04/15/14	5,000,000	4,962,982	2,225,000
12.38%, 04/15/15	7,500,000	4,103,669	2,587,500

		9,066,651	4,812,500

INFORMATION TECHNOLOGY - 2.2%
Freescale Semiconductor, Inc.
9.13%, 12/15/14 (h)	800,000	548,547	508,000
10.13%, 12/15/16	3,200,000	3,200,000	2,064,000

		3,748,547	2,572,000

TRANSPORTATION — AUTOMOTIVE - 1.1%
Delphi Corp.
6.55%, 06/15/06 (f)	1,500,000	1,151,250	187,500
6.50%, 05/01/09 (f)	2,500,000	1,850,000	312,500
6.50%, 08/15/13 (f)	2,667,000	1,861,483	346,710
7.13%, 05/01/29 (f)	3,500,000	2,565,250	437,500
Motor Coach Industries International, Inc.
11.25%, 05/01/09 (f)	12,000,000	10,999,042	60,000

		18,427,025	1,344,210

Total Corporate Notes and Bonds		70,279,883	43,331,055

	Shares	Cost ($)	Value ($)
Claims - 1.1%
AEROSPACE - 1.1%
Northwest Airlines, Inc.
ALPA Trade Claim, 08/21/13	3,000,000	458,969	120,000
Bell Atlantic Trade Claim, 08/21/13	2,500,000	457,052	100,000
EDC Trade Claims, 08/21/13	2,500,000	470,351	100,000
Flight Attendant Claim, 08/21/13	5,326,500	788,491	213,060
GE Trade Claim, 08/21/13	1,500,000	288,981	60,000
IAM Trade Claim, 08/21/13	4,728,134	772,421	189,125
Pinnacle Trade Claim, 08/21/13	8,433,116	1,606,633	337,325
Retiree Claim, 08/21/13	3,512,250	519,924	140,490

Total Claims		5,362,822	1,260,000

Common Stocks - 20.4%
BROADCASTING - 5.6%
Communications Corp. of America (b) (d) (j)	1,256,635	7,187,203	6,584,767

HEALTHCARE - 14.7%
Genesys Ventures IA, LP (b) (d) (j)	12,000,000	12,000,000	17,412,000

WIRELESS COMMUNICATIONS - 0.1%
ICO Global Communications (j) (k)	138,632	500,000	151,109

Total Common Stocks		19,687,203	24,147,876

Total Investments - 147.0%		257,169,728	174,254,619

Other Assets & Liabilities, Net — (47.0)%			(55,714,284)

Net Assets - 100.0%			118,540,335

(a)	Senior loans in which Highland Distressed Opportunities, Inc. (the “Company”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium (unless otherwise identified by footnote (f), all senior loans carry a variable rate interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2008. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Represents fair value as determined by the Company’s investment adviser, in good faith, pursuant to the policies and procedures approved by the Company’s Board of Directors (the “Board”). Securities with a total aggregate market value of $46,466,674 or 39.2% of net assets were fair valued as of September 30, 2008.

(c)	Senior loan asset has additional unfunded loan commitments. See Note 6.

(d)	Affiliated issuer. See Note 7.

(e)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(f)	The issuer is in default of certain debt covenants. Income is not being accrued.

(g)	Fixed rate senior loan.

(h)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2008, these securities amounted to $31,790,345 or 26.8% of net assets.

(i)	Floating rate note. The interest rate shown reflects the rate in effect at September 30, 3008.

(j)	Non-income producing security.

(k)	Non-qualifying asset — Investment is a not security of a eligible portfolio company as defined in the 1940 Act and in Rule 2a-46. The Company must invest at least 70% of its total assets in qualify assets. Securities with a total aggregate market value of $157,096,568 or 79.89% of total assets were qualifying as of September 30, 2008.

PIK	Payment-in-Kind. All or a portion of the stated interest rate may be PIK interest.
See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
As of September 30, 2008

	As of
	September 30, 2008	As of
	(unaudited)	December 31, 2007
	($)	($)
Assets:
Investments in:
Unaffiliated issuers, at value (cost $217,672,705 and $345,348,887, respectively)	132,519,208	284,085,088
Affiliated issuers, at value (cost $39,497,023 and $26,677,127, respectively)	41,735,411	27,901,063

Total investments, at value (cost $257,169,728 and $372,026,014, respectively)	174,254,619	311,986,151
Cash and cash equivalents	—	4,291,098
Foreign currency (cost $3,176 and $0, respectively)	3,102	—
Receivable for:
Investments sold	17,716,081	24,628,173
Dividend and interest	4,506,802	5,951,790
Other assets	154,586	66,712

Total assets	196,635,190	346,923,924

Liabilities:
Due to Custodian	3,224,095	—
Notes payable (Note 4)	49,000,000	142,000,000
Net discount and unrealized depreciation on unfunded transactions	11,863	16,228
Payables for:
Investments purchased	24,299,665	19,387,884
Investment advisory fee (Note 3)	919,733	1,812,285
Administration fee (Note 3)	160,953	317,150
Incentive fee (Note 3)	—	383,951
Interest expense (Note 4)	195,259	759,465
Directors’ fees (Note 3)	2,006	592
Accrued expenses and other liabilities	281,281	231,317

Total liabilities	78,094,855	164,908,872

Stockholders’ equity (net assets)	118,540,335	182,015,052

Composition of stockholders’ equity (net assets):
Common Stock, par value $.001 per share: 550,000,000 common stock authorized, 17,716,771 common stock outstanding	17,717	17,717
Paid-in capital	253,163,644	253,163,644
Undistributed net investment income	965,144	3,420,147
Accumulated net realized gain/(loss) on unaffiliated investments, total return swaps and foreign currency transactions	(52,679,469)	(14,547,689)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions and translation of assets and liabilities denominated in foreign currency	(82,926,701)	(60,038,767)

Stockholders’ equity (net assets)	118,540,335	182,015,052

Net Asset Value Per Share (Net Assets/Common Stock Outstanding)	6.69	10.27

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (UNAUDITED)
As of September 30, 2008

	For the Three Months Ended		For the Nine Months Ended
	September 30, 2008	September 30, 2007	September 30, 2008	September 30, 2007(a)
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
	($)	($)	($)	($)
Investment Income:
Interest income from unaffiliated issuers	2,758,382	9,345,514	17,089,645	19,796,684
Interest income from affiliated issuers (Note 7)	1,328,066	—	1,328,066	—
Unaffiliated dividends (net of foreign taxes withheld)	—	175,702	40,685	954,901

Total investment income	4,086,448	9,521,216	18,458,396	20,751,585

Expenses:
Investment advisory fees (Note 3)	919,733	2,207,594	3,566,640	4,493,525
Incentive fees (Note 3)	—	—	1,680,346	1,326,507
Administration fees (Note 3)	160,953	386,356	624,162	786,367
Accounting service fees	41,777	37,934	119,027	89,063
Transfer agent fees	8,241	8,192	23,367	19,233
Professional fees	243,867	133,266	582,386	234,356
Directors’ fees	4,927	10,334	16,788	24,263
Custody fees	6,427	15,450	28,573	38,673
Registration fees	6,032	8,072	18,065	8,072
Reports to stockholders	20,583	10,982	41,554	49,371
Delaware franchise tax expense	9,115	27,357	38,951	48,455
Organization expense (Note 3)	—	—	—	170,383
Rating agency fees	10,386	24,506	40,148	32,497
Interest expense (Note 4)	615,401	3,083,273	2,726,479	5,216,061
Other expense	66,552	46,785	258,070	80,954

Total operating expenses	2,113,994	6,000,101	9,764,556	12,617,780
Fees and expenses waived or reimbursed by Investment Adviser (Note 3)	—	(744,834)	(809,977)	(3,594,496)

Net expenses	2,113,994	5,255,267	8,954,579	9,023,284

Net investment income	1,972,454	4,265,949	9,503,817	11,728,301

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on unaffiliated investments	(5,099,876)	(7,645,111)	(38,131,772)	(7,401,030)
Net realized gain/(loss) on total return swaps	—	137,821	—	172,955
Net realized gain/(loss) on foreign currency transactions	(3)	18,914	(8)	(26,660)
Net change in unrealized appreciation/(depreciation) on investments	(3,971,133)	(22,906,625)	(22,875,246)	(29,833,092)
Net change in unrealized appreciation/(depreciation) on unfunded transactions	(1,807)	—	(11,863)	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	(2,794)	8,611	(825)	38,362

Net realized and unrealized gain/(loss) on investments	(9,075,613)	(30,386,390)	(61,019,714)	(37,049,465)

Net decrease in stockholders’ equity (net assets) resulting from operations	(7,103,159)	(26,120,441)	(51,515,897)	(25,321,164)

(a)	Highland Distressed Opportunities, Inc. commenced operations on January 18, 2007.
See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (NET ASSETS) (UNAUDITED)
For the Nine Months Ended September 30, 2008 (unaudited)

							Total
				Undistributed	Undistributed	Net Unrealized	Stockholders’
	Common Stock		Paid-in Capital	Net Investment	Net Realized	Appreciation/	Equity
	Shares	Amount	in Excess of Par	Income	Gain/(Loss)	(Depreciation)	(Net Assets)

Balance at December 31, 2007	17,716,771	$17,717	$253,163,644	$3,420,147	$(14,547,689)	$(60,038,767)	$182,015,052
Distributions declared	—	—	—	(11,958,820)	—	—	(11,958,820)
Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	—	—	—	9,503,817	(38,131,780)	(22,887,934)	(51,515,897)

Balance at September 30, 2008	17,716,771	$17,717	$253,163,644	$965,144	$(52,679,469)	$(82,926,701)	$118,540,335

See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS (UNAUDITED)

	For the	For the
	Nine Months Ended	Nine Months Ended
	September 30, 2008	September 30, 2007(a)
	(unaudited)	(unaudited)
	($)	($)
Cash Flow Provided by (Used in) Operating Activities:
Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	(51,515,897)	(25,321,164)
Adjustments to reconcile net increase/(decrease) in stockholders’ equity (net assets) resulting from operations:
Net realized (gain)/loss on investments, total return swaps and foreign currency transactions	38,131,780	7,254,735
Net change in unrealized (appreciation)/depreciation on investments, unfunded transactions and translation of assets and liabilities denominated in foreign currency	22,887,934	29,794,730
Purchase of investments securities	(95,806,986)	(1,078,148,157)
Proceeds from disposition of investment securities, total return swaps and foreign currency transactions	173,428,162	672,568,075
Net amortization /(accretion) of premium/(discount)	(896,662)	(804,006)
Net realized and change in unrealized gain/(loss) on foreign currency	(833)	38,362
(Increase)/Decrease in dividends, interest and fees receivable	1,444,988	(6,643,588)
(Increase)/Decrease in receivable for investments sold	6,912,092	(45,153,853)
(Increase)/Decrease in other assets	(87,874)	(278,297)
Increase/(Decrease) in payable for investments purchased	4,911,781	46,630,844
Increase/(Decrease) in payables to related parties	(1,439,928)	1,848,427
Increase/(Decrease) in interest payable	(564,206)	868,643
Increase/(Decrease) in other liabilities	42,378	154,468

Net Cash Flow Provided by (Used in) Operating Activities	97,446,729	(397,190,781)

Cash Flows Provided by (Used in) Financing Activities:
Net proceeds from issuance of common stock	—	251,852,704
Increase/(Decrease) in notes payable	(93,000,000)	165,000,000 (b)
Increase in due to custodian	3,224,095	—
Increase in accrued offering cost	—	50,240
Distributions paid in cash	(11,958,820)	(7,936,487)

Net Cash Flow Provided by (Used in) Financing Activities	(101,734,725)	408,966,457

Net Increase (Decrease) in Cash, Cash Equivalents and Foreign Currency	(4,287,996)	11,775,676

Cash, Cash Equivalents and Foreign Currency:
Beginning of the period	4,291,098	—
End of the period	3,102	11,775,676

Supplemental Information:
Interest paid during the period	3,290,685	4,347,418

(a)	Highland Distressed Opportunities, Inc. commenced operations on January 18, 2007.

(b)	On January 18, 2007, $4 million was borrowed from affiliate and repaid in March 2007. See Note 9 for details.
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
Note 1. Organization
Highland Distressed Opportunities, Inc. (the “Company”), is a non-diversified closed-end company that has filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Company was incorporated under the laws of Delaware on August 22, 2006. In addition, for tax purposes, the Company intends to elect to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”). The Company’s investment objective is total return generated by both capital appreciation and current income. The Company intends to invest primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments.
The Company commenced operations on January 18, 2007. On February 27, 2007, the Company closed its initial public offering (“IPO” or the “Offering”) and sold 17,000,000 shares of its common stock at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.675 per share. The Company received $243,525,000 in total net proceeds from the Offering, before expenses.
On March 23, 2007, the Company issued 284,300 shares of common stock to cover the underwriters’ partial exercise of the over-allotment option on the Offering and received approximately $4,072,698 in net proceeds after deducting underwriting discounts and commissions.
Note 2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Interim unaudited financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X, as appropriate. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, and reclassifications considered necessary for the fair presentation of financial statements for the periods presented, have been included. The unaudited interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (“SEC”). Interim results are not necessarily indicative of results for a full year.
The following are significant accounting policies consistently followed by the Company in preparation of its financial statements:
(a)	Investments in financial instruments

Investment transactions are recorded on the trade date.

The Company will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, then fair value, as determined in good faith pursuant to policies and procedures approved by the Company’s Board of Directors (the “Board”):

Market Quotations Available

The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Company utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources. The valuation of certain securities for which there is no market may take into account appraisal reports from independent valuation firms. Short-term debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts.

Market Quotations Not Available

The Company will take the following steps each time it determines its net asset value in order to determine the value of its securities for which market quotations are not readily available, as determined in good faith pursuant to policies and procedures approved by the Board:
1.	The valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

2.	Preliminary valuation conclusions will then be documented and discussed with Highland Capital Management, L.P.’s (the “Investment Adviser”) senior management.

3.	The valuation committee, comprised of the Investment Adviser’s investment professionals and other senior management, will then review these preliminary valuations. An independent valuation firm engaged by the Company’s Board will review all of these preliminary valuations each quarter.

4.	Finally, the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith, pursuant to policies and procedures approved by the Board, based on the input of the valuation committee and an independent valuation firm.
Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.

Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”):

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157, “Fair Value Measurement,” which is effective for financial statements issued for fiscal years beginning after November 15, 2007. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements, but is not expected to result in any changes to the fair value measurements of the Company’s investments. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets.

The Company has adopted FAS 157 as of January 1, 2008. The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Company’s net asset value. However, the adoption of FAS 157 does require the Company to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Company’s periodic filings. The three levels of the fair value hierarchy established under FAS 157 are described below:
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement;

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Company’s assets as of September 30, 2008 as follows:

Assets at Fair Value	Total	Level 1	Level 2	Level 3
Portfolio Investments	$174,254,619	$151,109	$62,075,593	$112,027,917
Cash, cash equivalents and foreign currency	3,102	3,102	—	—

Total	$174,257,721	$154,211	$62,075,593	$112,027,917

The Company did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2008.

The tables below set forth a summary of changes in the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended September 30, 2008.

For the Three Months Ended
September 30, 2008
Assets at Fair Value Using Unobservable Inputs (Level 3)	Portfolio Investments
Balance as of June 30, 2008	$ 46,033,783
Transfers in/(out) of Level 3	60,383,855
Net amortization/(accretion) of premium/(discount)	41,054
Net realized gains/(losses)	(2,027,172)
Net unrealized gains/(losses)	520,631
Net purchases and sales *	7,075,766

Balance as of September 30, 2008	$112,027,917

For the Nine Months Ended
September 30, 2008
Assets at Fair Value Using Unobservable Inputs (Level 3)	Portfolio Investments
Balance as of December 31, 2007	$ 37,888,863
Transfers in/(out) of Level 3	85,188,420
Net amortization/(accretion) of premium/(discount)	333,542
Net realized gains/(losses)	(2,027,172)
Net unrealized gains/(losses)	(21,971,482)
Net purchases and sales *	12,615,746

Balance as of September 30, 2008	$112,027,917

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Company’s investment portfolio.
The net unrealized losses presented in the tables above relate to investments that are still held at September 30, 2008, and the Company presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, with respect to certain investments for which there is currently limited market visibility or activity, for the quarter ended September 30, 2008, approximately $60,383,855 of the Company’s portfolio investments were transferred from Level 2 to Level 3.

(b)	Net asset value per share

The net asset value per share disclosed on the Statement of Assets and Liabilities is calculated by dividing the net assets attributable to the shares of the Company’s common stock by the number of such shares outstanding at period-end.

(c)	Securities transactions

All securities transactions are accounted for on a trade-date basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(d)	Interest income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. Payment-in-Kind (“PIK”) interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected cash. For the three months ended September 30, 2008, approximately $0.1 million of PIK interest income was recorded.

(e)	Taxation — general

The Company intends to comply with the applicable provisions of the Code pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. However, depending on the level of taxable income earned in a year, the Company may choose to carry forward taxable income in excess of distributions and pay the 4% excise tax on the difference. Additionally, the Company is subject to franchise taxes in the state of Delaware. In July 2006, the FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the SEC delayed the required implementation date of FIN 48 for business development companies until March 31, 2007. As of December 31, 2007, the Company adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.

(f)	Taxation of distributions

Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to paid-in capital. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

(g)	Payment of distributions

Distributions to common stockholders are recorded as of the date of declaration. The amount to be paid out as a distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid during the full year, therefore, a determination of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of its distributions for a full year.

(h)	Foreign currency

The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

(i)	Forward contracts

The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(j)	Investment in swap agreements

Swap agreements are recorded at fair value as estimated by management in good faith. The net unrealized gain or loss on swap agreements is recorded as an asset or liability on the Statement of Assets and Liabilities. The change in unrealized gain or loss is recorded in the Statement of Operations. Cash paid or received on net settlements is recorded as realized gain or loss in the Statement of Operations.

(k)	Cash and cash equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value as of September 30, 2008.

(l)	Registration expenses

The Company records registration expenses related to shelf filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with Section 8.24 of the AICPA Audit and Accounting Guide for Investment Companies.

(m)	Incentive fee expense recognition

The realized capital gain component of the incentive fee (the “Capital Gains Fee”) is payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date.) The Capital Gains Fee is estimated as of the end of the each calendar quarter based on the Company’s realized capital gains, if any, net of all realized capital losses, unrealized capital depreciation and fees paid on such net capital gains, computed on a cumulative basis. To the extent that Capital Gains Fees are earned by the Investment Adviser, an accrual is made in the amount of the estimated Capital Gains Fee. Because unrealized losses may fluctuate from quarter to quarter, the accrual, if any, may fluctuate as well. There were no Capital Gains Fees paid or accrued for the quarter ended September 30, 2008. (See Note 3 for additional information.)
Note 3. Agreements
The Company has entered into an Investment Advisory and Management Agreement with the Investment Adviser, under which the Investment Adviser, subject to the overall supervision of the Company’s Board, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a base management fee and an incentive fee from the Company.
The base management fee is equal to 2.00% per annum of the Company’s Managed Assets. Managed Assets are the value of total assets of the Company less all accrued liabilities of the Company (other than the aggregate amount of any outstanding borrowings, preferred stock issuances, or other instruments or obligations constituting financial leverage). The base management fee is payable quarterly in arrears; however, the Investment Adviser contractually agreed to waive or reimburse the Company for all base management fees during the first three months of the Company’s operations and half of all the base management fees during the next three months of the Company’s operations. This contractual waiver expired on August 31, 2007.

The incentive fee consists of two components: (1) the Pre-Incentive Fee Net Investment Income and (2) the Capital Gains Fee. Pre-Incentive Fee Net Investment Income is calculated and payable quarterly in arrears. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash. The Investment Adviser is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on an obligation that resulted in the accrual of such income. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the “hurdle rate” of 1.75% per quarter (7.00% annualized) (the “Hurdle Rate”). The Company will pay the Investment Adviser an incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate; (2) 100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) (the “Catch-up Provision”); and (3) 20% of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized). With respect to the Company’s Pre-Incentive Fee Net Investment Income from the Company’s commencement of operations until December 31, 2007, the Investment Adviser voluntarily agreed to waive or reimburse the Catch-Up Provision, provided, however, that for such period the Company will pay the Investment Adviser 20% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate, but is less than 2.1875% in any calendar quarter (8.75% annualized).
These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.
The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement), beginning on December 31, 2007, and is calculated at the end of each applicable year by subtracting (A) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the IPO of the Company’s shares. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year. For the three months ended September 30, 2008 or for the nine months ended September 30, 2008, no capital gains incentive fees were earned by the Investment Adviser.
Pursuant to a separate administration agreement, the Investment Adviser furnishes the Company with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, the Investment Adviser also performs, or oversees the performance of, the Company’s required administrative services, which include, among other things, being responsible for the financial records that the Company is required to maintain, monitoring portfolio and regulatory compliance matters and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Investment Adviser assists the Company in determining, and arranging for the publishing of, the Company’s net asset value, overseeing the preparation and filing of tax returns and the printing and disseminating of reports to stockholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, the Investment Adviser receives an annual administration fee, payable quarterly in arrears at an annual rate of 0.35% of the Company’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing Inc. (formerly PFPC Inc.). The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. For the three months ended September 30, 2008, the Investment Adviser earned administration fees of approximately $0.2 million.
The Investment Adviser paid to the underwriters an additional sales load of $0.15 per share, for a total sales load of $0.825 per share. The Company will pay this amount to the Investment Adviser, together with an interest factor, pursuant to an Agreement Regarding Payment of Sales Load (i) if during either the period commencing with the date of the IPO through the end of the Company’s first fiscal year or during the period of the Company’s second fiscal year (each a “Measuring Period”), the sum of (a) the Company’s aggregate distributions to its stockholders plus (b) the change in the Company’s net assets, equals or exceeds 7.00% of the net assets of the Company at the beginning of such Measuring Period (but after adjusting, if necessary, the net assets of the Company at the end of such Measuring Period as follows: by subtracting the net proceeds of any of the Company’s stock issuances, and by adding the amount of any of the Company’s stock repurchases, that occurred during such Measuring Period) and without taking into account any accrual for the total payment amount; or (ii) upon the Company’s liquidation. If neither (i) nor (ii) above has occurred by the conclusion of the second Measuring Period, then the Agreement Regarding Payment of Sales Load shall terminate on such date, without the Company having any payment obligation to the Investment Adviser. As of September 30, 2008, the Company was under no obligation to make a payment to the Investment Adviser.
Note 4. Credit Facility
In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On June 27, 2008, the Company entered into a Revolving Credit and Security Agreement (the “Credit Agreement”) with Liberty Street Funding LLC, as conduit lender, and The Bank of Nova Scotia, acting through its New York agency, as secondary lender and agent. Under the Credit Agreement, the Company may borrow on a revolving basis up to $100 million, subject to the satisfaction of certain conditions including compliance with borrowing base tests and asset coverage limits. The Credit Agreement imposes stricter limitations than the 1940 Act requiring generally that asset coverage be at least 300% after a borrowing. The Credit Agreement expires in December 2008 and borrowings thereunder are secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. The interest rate charged is based on prevailing commercial paper rates plus commitment and utilization fees. However, if the commercial paper market is at any time unavailable, the interest rate is, at the Company’s election, based on the prevailing Eurodollar rate, Federal Funds rate or the agent’s reference rate, in each case plus an applicable spread and commitment and utilization fees. The Company pays a commitment fee at the annual rate of 0.70% on the total commitment amount, and a utilization fee at the annual rate of 0.30% on outstanding borrowings. The Credit Agreement contains customary events of default (with grace periods where customary) including, among other things, failure to pay interest or principal when due and failure to comply with certain asset coverage and borrowing base tests. Management is currently in negotiations with the facility provider to extend the facility. Given the unprecedented conditions in the financial system currently, it is not possible for management to predict if and when the facility provider will extend the facility.
At September 30, 2008, the Company had borrowings outstanding under the Credit Agreement of $49 million. The interest rate charged on this loan as of September 30, 2008 was approximately 3.28%. The average daily loan balance during the three months ended September 30, 2008 on the facility was approximately $48.8 million at a weighted average interest rate of approximately 2.90%. Interest expense incurred during the quarter ended September 30, 2008 was approximately $0.6 million.
Note 5. Net Asset Value Per Share
At September 30, 2008, the Company’s total net assets and net asset value per share were $118,540,335 and $6.69, respectively.

Note 6. Unfunded Loan Commitments
As of September 30, 2008, the Company’s portfolio had unfunded loan commitments of approximately $0.1 million. Unfunded loan commitments are marked to fair value along with the funded portion of the respective loans, in accordance with the Company’s valuation policy discussed in Note 2(a).

Borrower	Unfunded Loan Commitment
Comcorp Broadcasting, Inc.	$84,131

$84,131

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Company’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of September 30, 2008, the Company recognized net unrealized depreciation on unfunded transactions of approximately $11,863. The net change in unrealized depreciation on unfunded transactions for the three and nine months ended September 30, 2008 was approximately $1,807 and $11,863, respectively, and is recorded in the Statement of Operations.
Note 7. Transactions in Securities of Affiliated Issuers
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a company owns five percent or more of its voting stock. The Company held at least five percent of the outstanding voting stock of the following portfolio companies as of September 30, 2008:

Issuer	Shares	Principal ($)	Market Value ($)
Comcorp Broadcasting, Inc.
Revolving Loan		$1,800,821	$1,546,905
Term Loan		$18,849,521	16,191,739
Communications Corp. of America	1,256,635		6,584,767
Genesys Limited	12,000,000		17,412,000

Total			$41,735,411

Note 8. Portfolio Information
For the nine months ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were approximately $95,806,986 and $173,428,162, respectively.
Note 9. Affiliated Transactions
On January 18, 2007, the Company issued a promissory note payable to the Investment Adviser in the amount of $4 million with interest at 4.87% per annum, compounded semi-annually. The promissory note was paid off on March 8, 2007. The average daily balance on the promissory note for the time it was held was $4 million at a weighted average interest rate of 5.00%.

Note 10. Financial Highlights
The following is a schedule of financial highlights for the nine months ended September 30, 2008, period ended September 30, 2007 and the period ended December 31, 2007:

	Nine Months Ended		Nine Months Ended		Year Ended
	September 30, 2008		September 30, 2007(a)		December 31, 2007(a)
Net asset value, beginning of period	$ 10.27		$ 14.33	(b)	$ 14.33	(b)

Net investment income	0.54		0.67		0.97
Net realized and unrealized loss on investments	(3.44)		(2.32)		(4.43)

Total from investment operations	(2.90)		(1.65)		(3.46)
Common Stock Offering Cost	—		(0.07)		(0.07)
Capital Contribution	—		0.26	(c)	0.26	(c)
Distributions Paid	(0.68)		(0.53)		(0.79)

Net asset value, end of period	$ 6.69		$ 12.34		$ 10.27

Market price per share, beginning of period	$ 8.57		$ 15.00		$ 15.00
Market price per share, end of period	$ 2.97		$ 12.85		$ 8.57

Total investment return (d)
Based on net asset value per share	(26.30	)%(e)	(10.42	)%(e)	(23.30	)%(e)
Based on market price per share	(60.79	)%(e)	(10.88	)%(e)	(38.85	)%(e)

Net assets, end of period (f)	$118,540		$218,595		$182,015
Ratios to Average Net Assets/Supplemental Data:
Total operating expense including interest expense	9.09%		8.78	%(g)	9.54	%(g)
Total operating expenses excluding interest expense	6.55%		5.15	%(g)	5.74	%(g)
Interest expense	2.54%		3.63	%(g)	3.80	%(g)
Waiver/reimbursement	0.75%		2.50	%(g)	2.24	%(g)
Net expense (h)	8.34%		6.28	%(g)	7.30	%(g)
Net investment income	8.85%		8.16	%(g)	8.77	%(g)
Portfolio turnover rate	41	%(e)	166	%(e)	224	%(e)
Debt:
Total loan outstanding, end of period (f)	$ 49,000		$165,000		$142,000
Asset Coverage per $1000 indebtedness, end of period	$ 3,419	(i)	$ 2,325	(i)	$ 2,282	(i)

(a)	The Company commenced operations on January 18, 2007.

(b)	Net asset value at the beginning of the period reflects the deduction of the one-time initial sales load in connection with the offering.

(c)	On February 20, 2007, the Investment Adviser contributed an additional $87,596 in capital to the Company prior to the Offering. No additional shares were issued in the transaction. The contribution per share is based on the pre-offering share amount of 333,333.33.

(d)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return assumes reinvestment of distributions.

(e)	Not annualized.

(f)	Dollars in thousands.

(g)	Ratios to average net assets are calculated using the net assets for the period starting from the Offering on February 27, 2007 through December 31, 2007.

(h)	Net expense ratio has been calculated after applying any waiver/reimbursement.

(i)	Calculated by subtracting the Company’s total liabilities (not including any bank loans and senior securities) from the Company’s total assets, and dividing such amounts by the principal amount of the debt outstanding.

Note 11. Income Tax Information and Distributions to Stockholders
On September 9, 2008, the Company’s Board declared a third quarter distribution of $0.15 per share, which was paid on September 30, 2008 to common stockholders of record on September 19, 2008.
Reclassifications are made to the Company’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
The tax character of distributions paid during the period ended December 31, 2007, the most recent tax year, were as follows:

Distributions paid from:	2007
Ordinary income *	$13,915,795
Long-term capital gains	$—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward **	$(9,946,969)
Undistributed ordinary income	$3,525,488
Undistributed long-term capital gains	$—
Net unrealized appreciation/(depreciation)	$(60,038,767)

**	The accumulated losses of $9,946,969 to offset future capital gains, if any, expire on December 31, 2015.
Note 12. New Accounting Interpretations and Standards
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Company’s derivative and hedging activities, but is not expected to result in any changes to such activities. At this time, the Company is evaluating the implications of FAS 161 to determine the impact, if any, on the Company’s financial statements.
********************************

UNAUDITED FINANCIAL STATEMENTS FOR JUNE 30, 2008
SCHEDULE OF INVESTMENTS (UNAUDITED)
As of June 30, 2008

	Principal ($)	Cost ($)	Value ($)
Senior Loans (a) - 89.6%
AEROSPACE - 5.0%
IAP Worldwide Services, Inc.
First Lien Term Loan, 8.25%, 12/30/12	4,561,431	4,572,305	3,789,774
US Airways Group, Inc.
Loan, 03/13/14 (b)	4,000,000	3,060,000	2,681,280

		7,632,305	6,471,054

BROADCASTING - 15.4%
Comcorp Broadcasting, Inc.
Revolving Loan, 8.38%, 10/02/12 (c) (d)	1,539,378	1,539,378	1,494,582
Term Loan, 8.38%, 04/02/13 (c)	18,849,521	18,490,181	18,301,000

		20,029,559	19,795,582

CABLE/WIRELESS VIDEO - 3.4%
WideOpen West Finance, LLC
Second Lien Term Loan, 9.50%, 06/27/15	5,126,645	5,038,989	4,357,648

CONSUMER NON-DURABLES - 4.2%
Latham Manufacturing Corp.
New Term Loan, 8.75%, 06/30/12	1,919,396	1,917,584	1,353,174
Totes Isotoner Corp.
Second Lien Term Loan, 8.63%, 01/31/14	4,877,228	4,917,065	4,023,713

		6,834,649	5,376,887

DIVERSIFIED MEDIA - 1.1%
Penton Media, Inc.
Second Lien Term Loan, 7.90%, 02/01/14	2,000,000	2,039,187	1,460,000

ENERGY - 6.5%
Resolute Aneth, LLC
Second Lien Term Loan, 7.41%, 06/26/13	4,000,000	4,000,000	3,500,000

TARH E&P Holdings, L.P.
First Lien Term Loan, 7.68%, 06/29/12	5,000,000	5,000,000	4,825,000

		9,000,000	8,325,000

	Principal ($)	Cost ($)	Value ($)
Senior Loans (continued)
FINANCIAL - 8.9%
Emerson Reinsurance Ltd.
Tranche C Term Loan, 8.06%, 12/15/11	1,500,000	1,494,200	1,417,500
Flatiron Re Ltd.
Closing Date Term Loan, 7.06%, 12/29/10	314,150	316,850	310,223
Delayed Draw Term Loan, 7.06%, 12/29/10	152,166	153,474	150,264
Kepler Holdings Ltd.
Term Loan, 8.31%, 06/30/09	5,000,000	5,014,072	4,725,000
Penhall International Corp.
PIK Term Loan, 10.13%, 04/01/12	5,456,661	5,388,366	4,856,428

		12,366,962	11,459,415

FOREST PRODUCTS/CONTAINERS - 0.3%
Tegrant Corp.
Second Lien Term Loan, 8.31%, 03/08/15	1,000,000	1,000,000	325,000

GAMING/LEISURE - 16.7%
Fontainebleau Florida Hotel, LLC
Tranche C Term Loan, 8.79%, 06/06/12	6,000,000	6,000,000	5,175,000
Harrah’s Operating Co.
Term B-2 Loan, 5.80%, 01/28/15	4,987,500	4,681,292	4,582,266
Lake at Las Vegas Joint Venture, LLC
PIK Term Loan, 18.35%, 06/20/12 (e)	30,984,287	28,269,771	6,737,535
Revolving Loan Credit-Linked Deposit, 18.35%, 06/20/12 (e)	3,611,111	3,611,111	860,636
MetroFlag BP, LLC / Metroflag Cable, LLC
Second Lien Term Loan, 11.48%, 07/06/09	5,000,000	5,000,000	4,100,000

		47,562,174	21,455,437

HEALTHCARE - 5.7%
Aveta Inc.
MMM Original Term Loan, 08/22/11 (b)	2,126,404	1,871,236	2,022,211
NAMM New Term Loan, 08/22/11 (b)	277,660	244,341	264,055
NAMM Original Term Loan, 08/22/11 (b)	500,330	440,291	475,814
NAMM PHMC Acquistion Term Loan, 08/22/11 (b)	48,406	42,597	46,034
PHMC Acquisition Term Loan, 08/22/11 (b)	1,742,637	1,533,521	1,657,248
LifeCare Holdings, Inc.
Term Loan, 7.05%, 08/11/12	984,810	964,158	876,481
Mylan, Inc.
Tranche B Term Loan, 10/02/14 (b)	1,994,987	1,960,075	1,974,758

		7,056,219	7,316,601

HOUSING - 3.8%
MPH Mezzanine II, LLC
Mezzanine 2B, 7.48% (c) (e)	10,000,000	10,000,000	0
MPH Mezzanine III, LLC
Mezzanine 3, 8.48% (c) (e)	4,000,000	4,000,000	0
Pacific Clarion, LLC
Term Loan, 15.00%, 01/23/09 (c) (f)	4,950,573	4,904,736	4,864,928

		18,904,736	4,864,928

	Principal ($)	Cost ($)	Value ($)
Senior Loans (continued)
MANUFACTURING - 0.4%
Metrologic Instruments, Inc.
Second Lien Term Loan, 10.25%, 12/21/15	500,000	507,213	470,000

RETAIL - 2.3%
Claire’s Stores, Inc.
Term B Loan, 05/29/14 (b)	3,989,924	3,221,864	2,922,620

SERVICE - 7.5%
LVI Services, Inc.
Tranche B Term Loan, 7.80%, 11/16/11	9,425,685	9,355,429	8,058,960
NES Rentals Holdings, Inc.
Permanent Second Lien Term Loan, 9.63%, 07/20/13	2,000,000	2,030,943	1,565,000

		11,386,372	9,623,960

TRANSPORTATION — AUTOMOTIVE - 5.4%
BST Safety Textiles Acquisition GmbH
Second Lien Facility, 11.78%, 06/30/09	665,500	666,425	482,488
Motor Coach Industries International, Inc.
PIK Second Lien Term Loan, 11.13%, 12/01/08 (e)	7,715,836	7,780,136	6,442,723

		8,446,561	6,925,211

UTILITY - 3.0%
Entegra Power Group, LLC
PIK Third Lien Term Loan, 8.80%, 10/19/15	169,787	169,787	149,837
Texas Competitive Electric Holdings Co., LLC
Initial Tranche B-2 Term Loan, 10/10/14 (b)	3,987,444	3,819,131	3,700,826

		3,988,918	3,850,663

Total Senior Loans		165,015,708	115,000,006

Corporate Notes and Bonds - 35.6%
BROADCASTING - 0.9%
Young Broadcasting, Inc.
10.00%, 03/01/11	2,000,000	1,992,980	1,130,000

DIVERSIFIED MEDIA - 5.8%
Baker & Taylor, Inc.
11.50%, 07/01/13 (g)	8,300,000	8,754,232	7,470,000

FOOD/TOBACCO - 2.5%
Pinnacle Foods Group, Inc.
10.63%, 04/01/17	4,000,000	4,036,250	3,220,000

	Principal ($)	Cost ($)	Value ($)
Corporate Notes and Bonds (continued)
HEALTHCARE - 14.8%
Argatroban Royalty Sub, LLC
18.50%, 09/21/14 (g)	4,131,674	4,131,674	4,152,332
Azithromycin Royalty Sub, LLC
16.00%, 05/15/19 (g)	5,000,000	4,975,925	5,025,000
Celtic Pharma Phinco B.V., PIK
17.00%, 06/15/12 (g)	9,743,318	9,273,126	9,792,035

		18,380,725	18,969,367

HOUSING - 6.6%
Realogy Corp.
10.50%, 04/15/14	5,000,000	4,961,767	3,500,000
12.38%, 04/15/15	10,000,000	5,789,418	4,950,000

		10,751,185	8,450,000

INFORMATION TECHNOLOGY - 2.4%
Freescale Semiconductor, Inc.
10.13%, 12/15/16	4,000,000	4,000,000	3,070,000

TRANSPORTATION — AUTOMOTIVE - 2.6%
Delphi Corp.
6.50%, 05/01/09 (e)	2,500,000	1,850,000	543,750
6.50%, 08/15/13 (e)	2,667,000	1,861,483	570,071
6.55%, 06/15/16 (e)	1,500,000	1,151,250	330,000
7.13%, 05/01/29 (e)	3,500,000	2,565,250	752,500
Motor Coach Industries International, Inc.
11.25%, 05/01/09 (e)	12,000,000	10,999,042	1,200,000

		18,427,025	3,396,321

Total Corporate Notes and Bonds		66,342,397	45,705,688

Claims - 0.2% (h)
AEROSPACE - 0.2%
Northwest Airlines, Inc.
ALPA Trade Claim	3,000,000	659,420	26,250
Bell Atlantic Trade Claim	2,500,000	624,094	21,875
EDC Trade Claims	2,500,000	637,393	21,875
Flight Attendant Claim	5,326,500	1,144,392	46,607
GE Trade Claim	1,500,000	389,207	13,125
IAM Trade Claim	4,728,134	1,088,341	41,371
Pinnacle Trade Claim	8,433,116	2,170,109	73,790
Retiree Claim	3,512,250	754,602	30,732

Total Claims		7,467,558	275,625

	Shares	Cost ($)	Value ($)
Common Stocks - 6.1%
AEROSPACE - 0.9%
Northwest Airlines, Inc. (h)	179,224	1,190,455	1,193,629

BROADCASTING - 0.4%
ICO Global Communications (h)	138,632	500,000	451,940

CABLE — US CABLE - 0.0%
Time Warner Cable, Inc. (h)	61	1,544	1,622

TELECOMMUNICATIONS - 4.8%
Communications Corp. of America (c) (h)	1,256,635	7,187,203	6,132,379

Total Common Stocks		8,879,202	7,779,570

Total Investments - 131.5%		247,704,865	168,760,889

Other Assets & Liabilities, Net - (31.5)%			(40,459,880)

Net Assets - 100.0%			128,301,009

(a)	Senior loans in which Highland Distressed Opportunities, Inc. (the “Company”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium (unless otherwise identified by footnote (f), all senior loans carry a variable rate interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at June 30, 2008. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(c)	Represents fair value as determined by the Company’s investment adviser, in good faith, pursuant to the policies and procedures approved by the Company’s Board of Directors (the “Board”). Securities with a total aggregate market value of $30,792,889, or 24.0% of net assets were fair valued as of June 30, 2008.

(d)	Senior loan has additional unfunded loan commitments. See Note 6.

(e)	The issuer is in default of certain debt covenants. Income is not being accrued.

(f)	Fixed rate senior loan.

(g)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 2008, these securities amounted to $26,439,367 or 20.6% of net assets.

(h)	Non-income producing security.

PIK	Payment-in-Kind
See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
As of June 30, 2008

	As of
	June 30, 2008	As of
	(unaudited)	December 31, 2007
	($)	($)
Assets:
Investments, at value (cost $247,704,865 and $372,026,014, respectively)	168,760,889	311,986,151
Cash	9,925,250	4,291,098
Foreign currency (cost $3,090 and $0, respectively)	3,079	—
Receivable for:
Receivable for investments sold	26,363,779	24,628,173
Dividend and interest receivable	3,585,120	5,951,790
Other assets	14,572	66,712

Total assets	208,652,689	346,923,924

Liabilities:
Notes payable (Note 4)	65,000,000	142,000,000
Net discount and unrealized depreciation on unfunded transactions	10,056	16,228
Payables for:
Investments purchased	13,899,915	19,387,884
Investment advisory fee payable (Note 3)	1,162,652	1,812,285
Administration fee payable (Note 3)	203,464	317,150
Incentive fee (Note 3)	—	383,951
Interest expense payable (Note 4)	1,847	759,465
Directors’ fees (Note 3)	7,023	592
Accrued expenses and other liabilities	66,723	231,317

Total liabilities	80,351,680	164,908,872

Stockholders’ equity (net assets)	128,301,009	182,015,052

Composition of stockholders’ equity (net assets):
Common Stock, par value $.001 per share: 550,000,000 common stock authorized, 17,716,771 common stock outstanding	17,717	17,717
Paid-in capital	253,163,644	253,163,644
Undistributed net investment income	1,650,205	3,420,147
Accumulated net realized gain/(loss) on investments, total return swaps and foreign currency transactions	(47,579,590)	(14,547,689)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions and translation of assets and liabilities denominated in foreign currency	(78,950,967)	(60,038,767)

Stockholders’ equity (net assets)	128,301,009	182,015,052

Net Asset Value Per Share (Net Assets/Common Stock Outstanding)	7.24	10.27

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (UNAUDITED)
As of June 30, 2008

	For the Three Months Ended		For the Six Months Ended
	June 30, 2008	June 30, 2007	June 30, 2008	June 30, 2007(a)
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
	($)	($)	($)	($)
Investment Income:
Interest income	6,479,208	9,352,578	14,331,263	10,451,170
Dividends (net of foreign taxes withheld)	—	224,542	40,685	779,199

Total investment income	6,479,208	9,577,120	14,371,948	11,230,369

Expenses:
Investment advisory fees (Note 3)	1,162,507	1,833,035	2,646,907	2,285,931
Incentive fees (Note 3)	809,977	1,326,507	1,680,346	1,326,507
Administration fees (Note 3)	203,439	320,754	463,209	400,011
Accounting service fees	39,962	37,522	77,250	51,129
Transfer agent fees	7,543	8,103	15,126	11,041
Professional fees	244,660	74,871	338,519	101,090
Directors’ fees	4,946	10,222	11,861	13,929
Custody fees	11,073	20,980	22,146	23,223
Registration fees	5,992	—	12,033	—
Reports to stockholders	17,167	28,173	20,971	38,389
Delaware franchise tax expense	14,918	15,673	29,836	21,098
Organization expense (Note 3)	—	—	—	170,383
Rating agency fees	9,013	7,991	29,762	7,991
Other expense	31,625	26,920	191,518	34,169

Total operating expenses	2,562,822	3,710,751	5,539,484	4,484,891
Interest expense (Note 4)	676,475	2,090,530	2,111,078	2,132,788

Total expenses	3,239,297	5,801,281	7,650,562	6,617,679
Fees and expenses waived or reimbursed by Investment Adviser (Note 3)	(809,977)	(2,396,766)	(809,977)	(2,849,662)

Net expenses	2,429,320	3,404,515	6,840,585	3,768,017

Net investment income	4,049,888	6,172,605	7,531,363	7,462,352

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	(20,543,764)	171,706	(33,031,896)	244,081
Net realized gain/(loss) on total return swaps	—	35,134	—	35,134
Net realized gain/(loss) on foreign currency transactions	(38)	(45,574)	(5)	(45,574)
Net change in unrealized appreciation/(depreciation) on investments	3,098,599	(5,930,971)	(18,904,113)	(6,926,467)
Net change in unrealized appreciation/(depreciation) on unfunded transactions	12,865	(1,825)	(10,056)	—
Net change in unrealized appreciation/(depreciation) on total return swaps	—	12,611	—	—
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	(400)	29,751	1,969	29,751

Net realized and unrealized gain/(loss) on investments	(17,432,738)	(5,729,168)	(51,944,101)	(6,663,075)

Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	(13,382,850)	443,437	(44,412,738)	799,277

(a)	Highland Distressed Opportunities, Inc. commenced operations on January 18, 2007.
See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (NET ASSETS) (UNAUDITED)
For the Six Months Ended June 30, 2008 (unaudited)

							Total
				Undistributed	Undistributed	Net Unrealized	Stockholders’
	Common Stock		Paid-in Capital	Net Investment	Net Realized	Appreciation/	Equity
	Shares	Amount	in Excess of Par	Income	Gain/(Loss)	(Depreciation)	(Net Assets)

Balance at December 31, 2007	17,716,771	$17,717	$253,163,644	$3,420,147	$(14,547,689)	$(60,038,767)	$182,015,052
Distributions declared	—	—	—	(9,301,305)	—	—	(9,301,305)
Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	—	—	—	7,531,363	(33,031,901)	(18,912,200)	(44,412,738)

Balance at June 30, 2008	17,716,771	$17,717	$253,163,644	$1,650,205	$(47,579,590)	$(78,950,967)	$128,301,009

See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS (UNAUDITED)

	For the	For the
	Six Months Ended	Six Months Ended
	June 30, 2008	June 30, 2007(a)
	(unaudited)	(unaudited)
	($)	($)
Cash Flows Provided by (Used in) Operating Activities:
Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	(44,412,738)	799,277
Adjustments to reconcile net increase/(decrease) in stockholders’ equity (net assets) resulting from operations:
Net realized (gain)/loss on investments, total return swaps and foreign currency transactions	33,031,901	(233,641)
Net change in unrealized (appreciation)/depreciation on investments, unfunded transactions and translation of assets and liabilities denominated in foreign currency	18,912,200	6,896,716
Purchase of investment securities	(55,091,302)	(985,657,119)
Proceeds from disposition of investment securities, total return swaps and foreign currency transactions	147,087,525	517,899,508
(Increase)/Decrease in dividends, interest and fees receivable	2,366,670	(6,562,859)
(Increase)/Decrease in receivable for investments sold	(1,735,606)	(129,056,584)
(Increase)/Decrease in other assets	52,140	(197,731)
Net amortization/(accretion) of premium/(discount)	(706,970)	(393,805)
Increase/(Decrease) in payable for investments purchased	(5,487,969)	138,575,097
Increase/(Decrease) in payables to related parties	(1,140,839)	1,083,504
Net realized and change in unrealized gain/(loss) on foreign currency	1,964	29,751
Increase/(Decrease) in interest payable	(757,618)	1,191,930
Increase/(Decrease) in other liabilities	(180,822)	130,092

Net Cash Flow Provided by (Used in) Operating Activities	91,938,536	(455,495,864)

Cash Flows Provided by (Used in) Financing Activities:
Net proceeds from issuance of common stock	—	251,852,704
Increase/(Decrease) in notes payable	(77,000,000)	240,000,000 (b)
Increase in accrued offering cost	—	80,240
Distributions paid in cash	(9,301,305)	(3,772,519)

Net Cash Flow Provided by (Used in) Financing Activities	(86,301,305)	488,160,425

Net Increase/(Decrease) in Cash and Foreign Currency	5,637,231	32,664,561

Cash and Foreign Currency:
Beginning of the period	4,291,098	—

End of the period	9,928,329	32,664,561

Supplemental Information:
Interest paid during the period	2,868,696	90,858

(a)	Highland Distressed Opportunities, Inc. commenced operations on January 18, 2007.

(b)	On January 18, 2007, $4 million was borrowed from an affiliate and repaid in March 2007. See Note 8 for details.
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)
June 30, 2008
Note 1. Organization
Highland Distressed Opportunities, Inc. (the “Company”), is a non-diversified closed-end company that has filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Company was incorporated under the laws of Delaware on August 22, 2006. In addition, for tax purposes, the Company intends to elect to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”). The Company’s investment objective is total return generated by both capital appreciation and current income. The Company intends to invest primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments.
The Company commenced operations on January 18, 2007. On February 27, 2007, the Company closed its initial public offering (“IPO” or the “Offering”) and sold 17,000,000 shares of its common stock at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.675 per share. The Company received $243,525,000 in total net proceeds from the Offering, before expenses.
On March 23, 2007, the Company issued 284,300 shares of common stock to cover the underwriters’ partial exercise of the over-allotment option on the Offering and received approximately $4,072,698 in net proceeds after deducting underwriting discounts and commissions.
Note 2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.
Interim unaudited financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X, as appropriate. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim period, have been included. The unaudited interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company’s Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (“SEC”). Interim results are not necessarily indicative of results for a full year.
The following are significant accounting policies consistently followed by the Company in preparation of its financial statements:
(a)	Investments in financial instruments

Investment transactions are recorded on the trade date.

The Company will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, then fair value, as determined in good faith pursuant to policies and procedures approved by the Company’s Board of Directors (the “Board”):

Market Quotations Available

The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Company utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources. The valuation of certain securities for which there is no market may take into account appraisal reports from independent valuation firms. Short-term debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts.

Market Quotations Not Available

The Company will take the following steps each time it determines its net asset value in order to determine the value of its securities for which market quotations are not readily available, as determined in good faith pursuant to policies and procedures approved by the Board:
1.	The valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

2.	Preliminary valuation conclusions will then be documented and discussed with Highland Capital Management, L.P.’s (the “Investment Adviser”) senior management.

3.	The valuation committee, comprised of the Investment Adviser’s investment professionals and other senior management, will then review these preliminary valuations. An independent valuation firm engaged by the Company’s Board will review all of these preliminary valuations each quarter.

4.	Finally, the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith, pursuant to policies and procedures approved by the Board, based on the input of the valuation committee and an independent valuation firm.
Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.

Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”):

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157, “Fair Value Measurement,” which is effective for financial statements issued for fiscal years beginning after November 15, 2007. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements, but is not expected to result in any changes to the fair value measurements of the Company’s investments. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets.

The Company has adopted FAS 157 as of January 1, 2008. The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Company’s net asset value. However, the adoption of FAS 157 does require the Company to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Company’s periodic filings. The three levels of the fair value hierarchy established under FAS 157 are described below:
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement;

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Company’s assets as of June 30, 2008 as follows:

Assets at Fair Value	Total	Level 1	Level 2	Level 3
Portfolio Investments	$168,760,889	$1,647,191	$121,079,915	$46,033,783
Cash and foreign currency	9,928,329	9,928,329	—	—

Total	$178,689,218	$11,575,520	$121,079,915	$46,033,783

The Company did not have any liabilities that were measured at fair value on a recurring basis at June 30, 2008.

The tables below set forth a summary of changes in the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended June 30, 2008.

For the Three Months Ended
June 30, 2008
Assets at Fair Value Using Unobservable Inputs (Level 3)	Portfolio Investments
Balance as of March 31, 2008	$41,790,672
Transfers in/(out) of Level 3	24,804,566
Net amortization/(accretion) of premium/(discount)	258,730
Net realized gains/(losses)	—
Net unrealized gains/(losses)	(21,239,787)
Net purchases and sales *	419,602

Balance as of June 30, 2008	$46,033,783

For the Six Months Ended
June 30, 2008
Assets at Fair Value Using Unobservable Inputs (Level 3)	Portfolio Investments
Balance as of December 31, 2007	$37,888,863
Transfers in/(out) of Level 3	24,804,566
Net amortization/(accretion) of premium/(discount)	292,487
Net realized gains/(losses)	—
Net unrealized gains/(losses)	(22,492,113)
Net purchases and sales *	5,539,980

Balance as of June 30, 2008	$46,033,783

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Company’s investment portfolio.
The net unrealized losses presented in the tables above relate to investments that are still held at June 30, 2008, and the Company presents these unrealized losses on the Statement of Operations as net change in unrealized appreciation/(depreciation) on investments.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. As a result, for the quarter ended June 30, 2008, $24,804,566 of the Company’s portfolio investments were transferred from Level 2 to Level 3.
(b)	Net asset value per share

The net asset value per share disclosed on the Statement of Assets and Liabilities is calculated by dividing the net assets attributable to the shares of the Company’s common stock by the number of such shares outstanding at period-end.

(c)	Securities transactions

All securities transactions are accounted for on a trade-date basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(d)	Interest income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. Payment-in-Kind (“PIK”) interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected cash. For the three months ended June 30, 2008, approximately $1.5 million of PIK interest income was recorded.

(e)	Taxation — general

The Company intends to comply with the applicable provisions of the Code pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. However, depending on the level of taxable income earned in a year, the Company may choose to carry forward taxable income in excess of distributions and pay the 4% excise tax on the difference. Additionally, the Company is subject to franchise taxes in the state of Delaware.

In July 2006, the FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the SEC delayed the required implementation date of FIN 48 for business development companies until March 31, 2007. As of December 31, 2007, the Company adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.

(f)	Taxation of distributions

Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to paid-in capital. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

(g)	Payment of distributions

Distributions to common stockholders are recorded as of the date of declaration. The amount to be paid out as a distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid during the full year, therefore, a determination of tax attributes made on a quarterly basis may not be representative of the actual tax attributes of its distributions for a full year.

(h)	Foreign currency

The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

(i)	Forward contracts

The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(j)	Investment in swap agreements

Swap agreements are recorded at fair value as estimated by management in good faith. The net unrealized gain or loss on swap agreements is recorded as an asset or liability on the Statement of Assets and Liabilities. The change in unrealized gain or loss is recorded in the Statement of Operations. Cash paid or received on net settlements is recorded as realized gain or loss in the Statement of Operations.

(k)	Cash and cash equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value as of June 30, 2008.

(l)	Restricted cash

Restricted cash consists of cash held by the Company’s custodian as collateral with respect to certain transactions. The Company earns interest on the restricted cash, which is recorded on the accrual basis.

(m)	Registration expenses

The Company records registration expenses related to shelf filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with Section 8.24 of the AICPA Audit and Accounting Guide for Investment Companies.

(n)	Incentive fee expense recognition

The realized capital gain component of the incentive fee (the “Capital Gains Fee”) is payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date.) The Capital Gains Fee is estimated as of the end of the each calendar quarter based on the Company’s realized capital gains, if any, net of all realized capital losses, unrealized capital depreciation and fees paid on such net capital gains, computed on a cumulative basis. To the extent that Capital Gains Fees are earned by the Investment Adviser, an accrual is made in the amount of the estimated Capital Gains Fee. Because unrealized losses may fluctuate from quarter to quarter, the accrual, if any, may fluctuate as well. There were no Capital Gains Fees paid or accrued for the quarter ended June 30, 2008. (See Note 3 for additional information.)
Note 3. Agreements
The Company has entered into an Investment Advisory and Management Agreement with the Investment Adviser, under which the Investment Adviser, subject to the overall supervision of the Company’s Board, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a base management fee and an incentive fee from the Company.
The base management fee is equal to 2.00% per annum of the Company’s Managed Assets. Managed Assets are the value of total assets of the Company less all accrued liabilities of the Company (other than the aggregate amount of any outstanding borrowings, preferred stock issuances, or other instruments or obligations constituting financial leverage). The base management fee is payable quarterly in arrears; however, the Investment Adviser contractually agreed to waive or reimburse the Company for all base management fees during the first three months of the Company’s operations and half of all the base management fees during the next three months of the Company’s operations. This contractual waiver expired on August 31, 2007.
The incentive fee consists of two components: (1) the Pre-Incentive Fee Net Investment Income and (2) the Capital Gains Fee. Pre-Incentive Fee Net Investment Income is calculated and payable quarterly in arrears. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash. The Investment Adviser is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on an obligation that resulted in the accrual of such income. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the “hurdle rate” of 1.75% per quarter (7.00% annualized) (the “Hurdle Rate”). The Company will pay the Investment Adviser an incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate; (2) 100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) (the “Catch-up Provision”); and (3) 20% of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized). With respect to the Company’s Pre-Incentive Fee Net Investment Income from the Company’s commencement of operations until December 31, 2007, the Investment Adviser voluntarily agreed to waive or reimburse the Catch-Up Provision, provided, however, that for such period the Company will pay the Investment Adviser 20% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). For the three months ended June 30, 2008, the Investment Adviser earned net investment income based incentive fees of approximately $0.8 million. The Investment Adviser agreed to waive this fee for the three-month period ended June 30, 2008. This voluntary waiver applies only to the second quarter ended June 30, 2008 and any waivers for subsequent periods will be disclosed if and when agreed upon by the Investment Adviser.
These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.
The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement), beginning on December 31, 2007, and is calculated at the end of each applicable year by subtracting (A) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the IPO of the Company’s shares. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee for such year. For the three months ended June 30, 2008, no capital gains incentive fees were earned by the Investment Adviser.
Pursuant to a separate administration agreement, the Investment Adviser furnishes the Company with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, the Investment Adviser also performs, or oversees the performance of, the Company’s required administrative services, which include, among other things, being responsible for the financial records that the Company is required to maintain, monitoring portfolio and regulatory compliance matters and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Investment Adviser assists the Company in determining, and arranging for the publishing of, the Company’s net asset value, overseeing the preparation and filing of tax returns and the printing and disseminating of reports to stockholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, the Investment Adviser receives an annual administration fee, payable quarterly in arrears at an annual rate of 0.35% of the Company’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing Inc. (formerly PFPC Inc.). The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. For the three months ended June 30, 2008, the Investment Adviser earned administration fees of approximately $0.2 million.
The Investment Adviser paid to the underwriters an additional sales load of $0.15 per share, for a total sales load of $0.825 per share. The Company will pay this amount to the Investment Adviser, together with an interest factor, pursuant to an Agreement Regarding Payment of Sales Load (i) if during either the period commencing with the date of the IPO through the end of the Company’s first fiscal year or during the period of the Company’s second fiscal year (each a “Measuring Period”), the sum of (a) the Company’s aggregate distributions to its stockholders plus (b) the change in the Company’s net assets, equals or exceeds 7.00% of the net assets of the Company at the beginning of such Measuring Period (but after adjusting, if necessary, the net assets of the Company at the end of such Measuring Period as follows: by subtracting the net proceeds of any of the Company’s stock issuances, and by adding the amount of any of the Company’s stock repurchases, that occurred during such Measuring Period) and without taking into account any accrual for the total payment amount; or (ii) upon the Company’s liquidation. If neither (i) nor (ii) above has occurred by the conclusion of the second Measuring Period, then the Agreement Regarding Payment of Sales Load shall terminate on such date, without the Company having any payment obligation to the Investment Adviser. As of June 30, 2008, the Company was under no obligation to make a payment to the Investment Adviser.
Note 4. Credit Facility
In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On April 25, 2007, the Company entered into a $265 million Revolving Credit Agreement (the “Prior Credit Agreement”), with Barton Capital LLC, the lender party thereto and Société Générale, as agent. On June 27, 2008, the Company repaid in full, terminated and satisfied and discharged all other obligations under the Prior Credit Agreement. As disclosed in more detail in the Company’s most recent Form 10-K filing, under the Prior Credit Agreement, the Company was permitted to borrow on a revolving basis up to $265 million, subject to the satisfaction of certain conditions including compliance with a borrowing base test, and subject to the asset coverage limits imposed on business development companies by the Investment Company Act of 1940. The Prior Credit Agreement was secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents.
On June 27, 2008, the Company entered into a Revolving Credit and Security Agreement (the “New Credit Agreement”) with Liberty Street Funding LLC, as conduit lender, and The Bank of Nova Scotia, acting through its New York agency, as secondary lender and agent (the “Agent”). Under the New Credit Agreement, the Company may borrow on a revolving basis up to $100 million, subject to the satisfaction of certain conditions including compliance with borrowing base tests and asset coverage limits. The New Credit Agreement expires in December 2008 and borrowings thereunder are secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. The interest rate charged is based on prevailing commercial paper rates plus commitment and utilization fees. However, if the commercial paper market is at any time unavailable, the interest rate is, at the Company’s election, based on the prevailing Eurodollar rate, Federal Funds rate or the agent’s reference rate, in each case plus an applicable spread and commitment and utilization fees. The Company pays a commitment fee at the annual rate of 0.70% on the total commitment amount, and a utilization fee at the annual rate of 0.30% on outstanding borrowings. The New Credit Agreement contains customary events of default (with grace periods where customary) including, among other things, failure to pay interest or principal when due and failure to comply with certain asset coverage and borrowing base tests.
At June 30, 2008, the Company had borrowings outstanding under the New Credit Agreement of $65.0 million. The interest rate charged on this loan as of June 30, 2008 was approximately 2.26%. The average daily loan balance during the three months ended June 30, 2008 on both facilities combined was approximately $77.6 million at a weighted average interest rate of approximately 2.74%. Interest expense incurred during the quarter ended June 30, 2008 was approximately $0.7 million.
Note 5. Net Asset Value Per Share
At June 30, 2008, the Company’s total net assets and net asset value per share were $128,301,009 and $7.24, respectively.
Note 6. Unfunded Loan Commitments
As of June 30, 2008, the Company’s portfolio had unfunded loan commitments of approximately $0.3 million. Unfunded loan commitments are marked to fair value along with the funded portion of the respective loans, in accordance with the Company’s valuation policy discussed in Note 2(a).

Borrower	Unfunded Loan Commitment
Comcorp Broadcasting, Inc.	$345,574

$345,574

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Company’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of June 30, 2008, the Company recognized net unrealized depreciation on unfunded transactions of approximately $10,056. The net change in unrealized depreciation on unfunded transactions of $10,056 is recorded in the Statement of Operations.
Note 7. Portfolio Information
For the six months ended June 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were approximately $55,091,302 and $147,087,525, respectively.
Note 8. Affiliated Transactions
On January 18, 2007, the Company issued a promissory note payable to the Investment Adviser in the amount of $4 million with interest at 4.87% per annum, compounded semi-annually. The promissory note was paid off on March 8, 2007. The average daily balance on the promissory note for the time it was held was $4 million at a weighted average interest rate of 5.00%. Interest expense for this promissory note was approximately $25,929, and is recorded on the Statement of Operations.
Note 9.  Financial Highlights
The following is a schedule of financial highlights for the six months ended June 30, 2008, for the six months ended June 30, 2007 and the year ended December 31, 2007:

	Six Months Ended		Six Months Ended		Year Ended
	June 30, 2008		June 30, 2007(a)		December 31, 2007(a)
Net asset value, beginning of period	$10.27		$14.33	(b)	$14.33	(b)

Net investment income	0.43		0.42		0.97
Net realized and unrealized loss on investments	(2.93)		(0.60)		(4.43)

Total from investment operations	(2.50)		(0.18)		(3.46)
Common Stock Offering Cost	—		(0.07)		(0.07)
Capital Contribution	—		0.26	(c)	0.26	(c)
Distributions Paid	(0.53)		(0.26)		(0.79)

Net asset value, end of period	$7.24		$14.08		$10.27

Market price per share, beginning of period	$8.57		$15.00		$15.00
Market price per share, end of period	$5.74		$14.25		$8.57

Total investment return (d)
Based on net asset value per share	(23.83	)% (e)	0.09	% (e)	(23.30	)% (e)
Based on market price per share	(27.63	)% (e)	(3.23	)% (e)	(38.85	)% (e)
Net assets, end of period (f)	$128,301		$248,879		$182,015
Ratios to Average Net Assets/Supplemental Data:
Total operating expenses	7.31%		5.31	% (g)	5.74	% (g)
Interest expense	2.79%		2.52	% (g)	3.80	% (g)
Waiver/reimbursement	1.07%		1.03	% (g)	2.24	% (g)
Net expense (h)	9.03%		4.46	% (g)	7.30	% (g)
Net investment income	9.94%		8.83	% (g)	8.77	% (g)
Portfolio turnover rate	22	% (e)	130	% (e)	224	% (e)
Debt:
Total loan outstanding, end of period (f)	$65,000		$240,000		$142,000
Asset Coverage per $1000 indebtedness, end of period	$2,974	(i)	$2,037	(i)	$2,282	(i)

(a)	The Company commenced operations on January 18, 2007.

(b)	Net asset value at the beginning of the period reflects the deduction of the one-time initial sales load in connection with the offering.

(c)	On February 20, 2007, the Investment Adviser contributed an additional $87,596 in capital to the Company prior to the Offering. No additional shares were issued in the transaction. The contribution per share is based on the pre-offering share amount of 333,333.33

(d)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return assumes reinvestment of distributions.

(e)	Not annualized.

(f)	Dollars in thousands.

(g)	Ratios to average net assets are calculated using the net assets for the period starting from the Offering on February 27, 2007 through December 31, 2007.

(h)	Net expense ratio has been calculated after applying any waiver/reimbursement.

(i)	Calculated by subtracting the Company’s total liabilities (not including any bank loans and senior securities) from the Company’s total assets, and dividing such amounts by the principal amount of the debt outstanding.
Note 10. Income Tax Information and Distributions to Stockholders
On June 6, 2008, the Company’s Board declared a second quarter distribution of $0.2625 per share, which was paid on June 30, 2008 to common stockholders of record on June 20, 2008.
Reclassifications are made to the Company’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
The tax character of distributions paid during the period ended December 31, 2007, the most recent tax year, were as follows:

Distributions paid from:	2007
Ordinary income *	$13,915,795
Long-term capital gains	$—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward **	$(9,946,969)
Undistributed ordinary income	$3,525,488
Undistributed long-term capital gains	$—
Net unrealized appreciation/(depreciation)	$(60,038,767)

**	The accumulated losses of $9,946,969 to offset future capital gains, if any, expire on December 31, 2015.
Note 11: New Accounting Interpretations and Standards
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Company’s derivative and hedging activities, but is not expected to result in any changes to such activities. At this time, the Company is evaluating the implications of FAS 161 to determine the impact, if any, on the Company’s financial statements.
********************************

UNAUDITED FINANCIAL STATEMENTS FOR MARCH 31, 2008
SCHEDULE OF INVESTMENTS (UNAUDITED)
As of March 31, 2008

	Principal ($)	Cost ($)	Value ($)
Senior Loans (a) - 92.6%

AEROSPACE — AEROSPACE/DEFENSE - 2.7%
IAP Worldwide Services, Inc.
First Lien Term Loan, 11.50%, 12/30/12	4,936,869	4,947,844	4,017,377

BROADCASTING - 13.2%
Comcorp Broadcasting, Inc.
Revolving Loan, 8.97%, 10/02/12 (b) (c)	1,288,051	1,288,051	1,238,590
Term Loan, 8.75%, 04/02/13 (b)	18,849,521	18,471,568	18,125,699

		19,759,619	19,364,289

CABLE — US CABLE - 3.1%
CellNet Group, Inc.
Second Lien, 6.86%, 10/22/11	1,000,000	1,000,000	882,500
WideOpen West Finance, LLC
Second Lien Term Loan, 11.45%, 06/29/15	5,000,000	4,909,255	3,625,000

		5,909,255	4,507,500

DIVERSIFIED MEDIA - 1.0%
Penton Media, Inc.
Second Lien Term Loan, 8.27%, 02/01/14	2,000,000	2,040,934	1,530,000

ENERGY — EXPLORATION & PRODUCTION - 3.2%
TARH E&P Holdings, L.P.
First Lien Term Loan, 9.83%, 06/29/12	5,000,000	5,000,000	4,625,000

ENERGY — OTHER ENERGY - 4.6%
Resolute Aneth, LLC
Second Lien Term Loan, 9.51%, 06/26/13	7,500,000	7,500,000	6,787,500

FINANCIAL - 9.4%
Emerson Reinsurance Ltd.
Tranche C Term Loan, 10.85%, 12/15/11	1,500,000	1,493,784	1,387,500
Flatiron Re Ltd.
Closing Date Term Loan, 9.49%, 12/29/10	383,291	386,914	367,959
Delayed Draw Term Loan, 9.49%, 12/29/10	185,657	187,412	178,230
Kepler Holdings Ltd.
Term Loan, 10.70%, 06/30/09	5,000,000	5,017,590	4,800,000
Penhall International Corp.
Term Loan, 12.82%, 04/01/12	7,938,145	7,816,833	7,064,949

		14,902,533	13,798,638

FOREST PRODUCTS — PACKAGING - 0.3%
Tegrant Corp.
Second Lien Term Loan, 10.35%, 03/07/15	1,000,000	1,000,000	455,000

	Principal ($)	Cost ($)	Value ($)
Senior Loans (continued)

GAMING/LEISURE — OTHER LEISURE - 13.0%
Fontainebleau Florida Hotel, LLC
Tranche C Term Loan, 11.11%, 06/06/12	10,000,000	10,000,000	8,150,000
Lake at Las Vegas Joint Venture, LLC
Revolving Loan Credit-Linked Deposit, 10.20%, 12/22/14 (d)	3,611,111	3,611,111	1,238,611
Term Loan, 17.31%, 12/22/14 (d)	28,104,031	28,104,031	9,639,683

		41,715,142	19,028,294

HEALTHCARE — ACUTE CARE - 0.6%
LifeCare Holdings, Inc.
Term Loan, 6.95%, 08/11/12	987,342	965,393	852,076

HEALTHCARE — MEDICAL PRODUCTS - 1.1%
Graceway Pharmaceuticals, LLC
Mezzanine Loan, 13.45%, 11/01/13	2,000,000	1,658,088	1,540,000

HOUSING — REAL ESTATE DEVELOPMENT - 15.6%
MetroFlag BP, LLC / Metroflag Cable, LLC
Second Lien Term Loan, 11.56%, 07/06/08	5,000,000	5,000,000	4,600,000
MPH Mezzanine II, LLC
Mezzanine 2B, 7.48%, 02/09/08 (b) (d)	10,000,000	10,000,000	9,540,000
MPH Mezzanine III, LLC
Mezzanine 3, 8.48%, 02/09/08 (d)	4,000,000	4,000,000	3,800,000
Pacific Clarion, LLC
Term Loan, 15.00%, 01/23/09 (b) (e)	4,950,573	4,884,441	4,869,052

		23,884,441	22,809,052

INFORMATION TECHNOLOGY - 0.3%
Metrologic Instruments, Inc.
Second Lien Term Loan, 8.95%, 12/21/13	500,000	507,541	470,000

MANUFACTURING - 1.0%
Latham Manufacturing Corp.
New Term Loan, 8.75%, 06/30/12	1,926,486	1,924,554	1,387,070

RETAIL - 2.9%
Totes Isotoner Corp.
Second Lien Term Loan, 8.63%, 01/31/14	4,877,228	4,918,842	4,267,574

SERVICE — ENVIRONMENTAL SERVICES - 6.2%
LVI Services, Inc.
Tranche B Term Loan, 7.46%, 11/16/11	10,060,609	9,978,892	9,104,851

SERVICE — OTHER SERVICES - 1.1%
NES Rentals Holdings, Inc.
Permanent Term Loan, 10.63%, 07/20/13	2,000,000	2,032,469	1,645,000

	Principal ($)	Cost ($)	Value ($)
Senior Loans (continued)

TRANSPORTATION — AUTO - 5.4%
BST Safety Textiles Acquisition GmbH
Second Lien Facility, 10.03%, 06/30/09	665,500	666,656	582,312
Gainey Corp.
Term Loan, 10.04%, 04/20/12	964,521	630,713	443,680
Motor Coach Industries International, Inc.
PIK Second Lien, 13.64%, 12/01/08	7,713,301	7,815,845	6,826,272

		9,113,214	7,852,264

UTILITIES - 4.9%
Entegra Power Group, LLC
PIK Third Lien Term Loan, 8.70%, 10/19/15	8,491,114	8,418,464	7,123,366

WIRELESS COMMUNICATIONS - 3.0%
Clearwire Corp.
Term Loan, 11.15%, 07/03/12	4,975,000	4,975,000	4,378,000

Total Senior Loans		171,152,225	135,542,851

Corporate Notes and Bonds - 75.2%
BROADCASTING - 0.9%
Young Broadcasting, Inc.
10.00%, 03/01/11	2,000,000	1,992,415	1,265,000

CONSUMER NON-DURABLES - 4.1%
Solo Cup Co.
8.50%, 02/15/14	7,000,000	6,143,543	5,950,000

DIVERSIFIED MEDIA - 5.1%
Baker & Taylor, Inc.
11.50%, 07/01/13 (f)	8,300,000	8,756,504	7,521,875

ENERGY — EXPLORATION & PRODUCTION - 10.8%
Energy XXI Gulf Coast, Inc.
10.00%, 06/15/13	12,200,000	10,896,741	10,187,000
Helix Energy Solutions Group, Inc.
9.50%, 01/15/16 (f)	2,500,000	2,500,000	2,512,500
McMoran Exploration Co.
11.88%, 11/15/14	3,000,000	3,000,000	3,045,000

		16,396,741	15,744,500

FOOD/TOBACCO — BEVERAGES & BOTTLING - 3.8%
Pinnacle Foods Group, Inc.
10.63%, 04/01/17	6,500,000	6,561,250	5,557,500

	Principal ($)	Cost ($)	Value ($)
Corporate Notes and Bonds (continued)

GAMING/LEISURE — OTHER LEISURE - 5.0%
Six Flags, Inc.
4.50%, 05/15/15	1,727,000	1,924,875	928,262
Tropicana Entertainment Resorts Holdings, L.P.
9.63%, 12/15/14	12,199,000	10,266,880	6,389,226

		12,191,755	7,317,488

HEALTHCARE — ACUTE CARE - 8.2%
Argatroban Royalty Sub, LLC
18.50%, 09/21/14	4,131,674	4,131,674	4,152,332
Azithromycin Royalty Sub, LLC
16.00%, 05/15/19	5,000,000	4,976,863	5,025,000
HCA, Inc.
7.69%, 06/15/25	1,800,000	1,465,225	1,435,583
Tenet Healthcare Corp.
9.88%, 07/01/14	1,500,000	1,513,826	1,458,750

		12,087,588	12,071,665

HEALTHCARE — ALTERNATE SITE SERVICES - 1.1%
Select Medical Corp.
8.45%, 09/15/15 (g)	2,000,000	1,647,000	1,570,000

HEALTHCARE — MEDICAL PRODUCTS - 10.9%
Angiotech Pharmaceuticals, Inc.
7.75%, 04/01/14	5,000,000	4,573,541	3,075,000
Celtic Pharma Phinco B.V.
17.00%, 06/15/12	8,999,999	8,506,941	9,044,999
Encysive Pharmaceuticals, Inc.
2.50%, 03/15/12	4,000,000	2,733,997	3,865,000

		15,814,479	15,984,999

HOUSING — BUILDING MATERIALS - 0.5%
Masonite Corp.
11.00%, 04/06/15	1,000,000	1,000,000	695,000

HOUSING — REAL ESTATE DEVELOPMENT - 11.2%
Realogy Corp.
10.50%, 04/15/14	5,000,000	4,960,574	3,387,500
12.38%, 04/15/15	29,000,000	20,956,790	13,050,000

		25,917,364	16,437,500

INFORMATION TECHNOLOGY - 4.8%
Freescale Semiconductor, Inc.
9.13%, 12/15/14 (f)	3,000,000	2,998,161	2,205,000
10.13%, 12/15/16	7,000,000	7,000,000	4,760,000

		9,998,161	6,965,000

	Principal ($)	Cost ($)	Value ($)
Corporate Notes and Bonds (continued)

RETAIL - 3.7%
Dollar General Corp.
10.63%, 07/15/15	3,000,000	2,780,672	2,910,000
Rite Aid Corp.
9.38%, 12/15/15	1,250,000	1,233,055	987,500
9.50%, 06/15/17	2,000,000	1,969,699	1,580,000

		5,983,426	5,477,500

SERVICE — OTHER SERVICES - 0.6%
Neff Corp.
10.00%, 06/01/15	2,000,000	957,500	960,000

TRANSPORTATION — AUTO - 4.5%
Delphi Corp.
6.50%, 05/01/09 (d)	2,500,000	1,850,000	825,000
6.50%, 08/15/13 (d)	2,667,000	1,861,483	853,440
6.55%, 06/15/16 (d)	1,500,000	1,151,250	480,000
7.13%, 05/01/29 (d)	3,500,000	2,565,250	1,120,000
Motor Coach Industries International, Inc.
11.25%, 05/01/09	12,000,000	10,740,977	3,300,000

		18,168,960	6,578,440

Total Corporate Notes and Bonds		143,616,686	110,096,467

Claims - 0.9%

AEROSPACE — AIRLINES - 0.7%
Northwest Airlines, Inc.
ALPA Trade Claim, 08/21/13	3,000,000	659,420	99,360
Bell Atlantic Trade Claim, 08/21/13	2,500,000	735,130	82,800
EDC Trade Claims, 08/21/13	2,500,000	772,468	82,800
Flight Attendant Claim, 08/21/13	5,326,500	1,144,392	176,414
GE Trade Claim, 08/21/13	1,500,000	460,536	49,680
IAM Trade Claim, 08/21/13	4,728,134	1,088,341	156,596
Lambert Leasing Trade Claim, 08/21/13 (h)	3,433,116	896,468	113,705
Pinnacle Trade Claim, 08/21/13	5,000,000	1,401,190	165,600
Retiree Claim, 08/21/13	3,512,250	754,602	116,326

		7,912,547	1,043,281

CABLE — US CABLE - 0.2%
Adelphia Communications Corp.
06/15/11	4,056,000	64,490	324,480

Total Claims		7,977,037	1,367,761

	Shares	Cost ($)	Value ($)
Common Stocks - 17.5%

AEROSPACE — AIRLINES - 0.9%
Northwest Airlines, Inc. (i)	145,984	1,190,444	1,312,398

CABLE — US CABLE - 0.9%
Time Warner Cable, Inc. (i)	51,127	1,900,532	1,277,159

FOREST PRODUCTS — PAPER - 0.5%
Temple-Inland, Inc.	52,500	1,839,716	667,800

METALS/MINERALS — OTHER METALS/MINERALS - 7.0%
Alcoa, Inc	208,439	8,240,259	7,516,310
RTI International Metals, Inc. (i)	62,112	5,129,522	2,808,084

		13,369,781	10,324,394

TELECOMMUNICATIONS - 5.5%
Communications Corp. of America (b) (i)	1,256,635	7,187,203	8,017,331

UTILITIES - 2.7%
Entegra TC, LLC (i)	136,750	6,346,675	3,931,563

Total Common Stocks		31,834,351	25,530,645

Total Investments - 186.2%		354,580,299	272,537,724

Other Assets & Liabilities, Net - (86.2)%			(126,203,212)

Net Assets - 100.0%			146,334,512

(a)	Senior loans in which Highland Distressed Opportunities, Inc. (the “Company”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (e), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at March 31, 2008. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Represents fair value as determined by the Company’s investment adviser, in good faith, pursuant to the policies and procedures approved by the Company’s Board of Directors. Securities with a total aggregate market value of $41,790,672, or 28.6% of net assets, were valued under fair value by the Company’s investment adviser as of March 31, 2008.

(c)	Senior loan has additional unfunded loan commitment. See Note 6.

(d)	The issuer is in default of certain debt covenants. Income is not being accrued.

(e)	Fixed rate senior loan.

(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At March 31, 2008, these securities amounted to $12,239,375 or 8.4% of net assets.

(g)	Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2008.

(h)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(i)	Non-income producing security.

PIK	Payment-in-Kind
See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
As of March 31, 2008

	As of
	March 31, 2008	As of
	(unaudited)	December 31, 2007
	($)	($)
Assets:
Investments, at value (cost $354,580,299 and $372,026,014, respectively)	272,537,724	311,986,151
Cash	—	4,291,098
Foreign currency (cost $4,284)	4,578	—
Receivable for:
Receivable for investments sold	1,368,739	24,628,173
Dividend and interest receivable	7,506,900	5,951,790
Other assets	46,798	66,712

Total assets	281,464,739	346,923,924

Liabilities:
Short-term bank borrowings	2,827,451	—
Notes payable (Note 4)	124,000,000	142,000,000
Net discount and unrealized depreciation on unfunded transactions	22,921	16,228
Payables for:
Investments purchased	5,084,942	19,387,884
Investment advisory fee payable (Note 3)	1,484,399	1,812,285
Administration fee payable (Note 3)	259,770	317,150
Incentive fee (Note 3)	870,369	383,951
Interest expense payable (Note 4)	375,291	759,465
Directors’ fees (Note 3)	7,453	592
Accrued expenses and other liabilities	197,631	231,317

Total liabilities	135,130,227	164,908,872

Stockholders’ equity (net assets)	146,334,512	182,015,052

Composition of stockholders’ equity (net assets):
Common Stock, par value $.001 per share: 550,000,000 common stock authorized, 17,716,771 common stock outstanding	17,717	17,717
Paid-in capital	253,163,644	253,163,644
Undistributed net investment income	2,250,970	3,420,147
Accumulated net realized gain/(loss) on investments, total return swaps and foreign currency transactions	(27,035,788)	(14,547,689)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currency	(82,062,031)	(60,038,767)

Stockholders’ equity (net assets)	146,334,512	182,015,052

Net Asset Value Per Share (Net Assets/Common Stock Outstanding)	8.26	10.27

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (UNAUDITED)
As of March 31, 2008

	For the Quarter Ended
	March 31, 2008	For the Period Ended
	(unaudited)	March 31, 2007(a)
	($)	($)
Investment Income:
Interest income	7,852,055	1,098,592
Dividends (net of foreign taxes withheld)	40,685	554,657

Total investment income	7,892,740	1,653,249

Expenses:
Investment advisory fees (Note 3)	1,484,400	452,896
Incentive fees (Note 3)	870,369	—
Administration fees (Note 3)	259,770	79,257
Accounting service fees	37,288	13,607
Transfer agent fees	7,583	2,938
Professional fees	93,859	26,219
Directors’ fees	6,915	3,707
Custody fees	11,073	2,243
Registration fees	6,041	—
Reports to Stockholders	3,804	10,216
Delaware franchise tax expense	14,918	5,425
Organization expense (Note 3)	—	170,383
Rating agency fees	20,749	—
Other expense	159,893	7,249

Total operating expenses	2,976,662	774,140
Interest expense (Note 4)	1,434,603	42,258

Total expenses	4,411,265	816,398
Fees and expenses waived or reimbursed by Investment Adviser (Note 3)	—	(452,896)

Net expenses	4,411,265	363,502

Net investment income	3,481,475	1,289,747

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	(12,488,132)	72,375
Net realized gain/(loss) on foreign currency transactions	33	—
Net change in unrealized appreciation/(depreciation) on investments	(22,002,712)	(995,496)
Net change in unrealized appreciation/(depreciation) on unfunded transactions	(22,921)	1,825
Net change in unrealized appreciation/(depreciation) on total return swaps	—	(12,611)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	2,369	—

Net realized and unrealized gain/(loss) on investments	(34,511,363)	(933,907)

Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	(31,029,888)	355,840

(a)	Highland Distressed Opportunities, Inc. commenced operations on January 18, 2007.
See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (NET ASSETS) (UNAUDITED)
For the Quarter Ended March 31, 2008 (unaudited)

							Total
				Undistributed	Undistributed	Net Unrealized	Stockholders’
	Common Stock		Paid-in Capital	Net Investment	Net Realized	Appreciation/	Equity
	Shares	Amount	in Excess of Par	Income	Gain/(Loss)	(Depreciation)	(Net Assets)
Balance at January 18, 2007	—	$—	$—	$—	$—	$—	$—
Issuance of common stock, 01/18/07	333,333	333	4,999,667	—	—	—	5,000,000
Issuance of common stock	17,284,300	17,285	247,965,312	—	—	—	247,982,597
Distributions reinvested	99,138	99	1,328,558	—	—	—	1,328,657
Capital contribution, 02/20/07 (b)	—	—	87,596	—	—	—	87,596
Distributions declared	—	—	—	(13,915,795)	—	—	(13,915,795)
Offering cost	—	—	(1,217,489)	—	—	—	(1,217,489)
Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	—	—	—	17,335,942	(14,547,689)	(60,038,767)	(57,250,514)

Balance at December 31, 2007	17,716,771	$17,717	$253,163,644	$3,420,147	$(14,547,689)	$(60,038,767)	$182,015,052

Distributions declared	—	—	—	(4,650,652)	—	—	(4,650,652)
Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	—	—	—	3,481,475	(12,488,099)	(22,023,264)	(31,029,888)

Balance at March 31, 2008	17,716,771	$17,717	$253,163,644	$2,250,970	$(27,035,788)	$(82,062,031)	$146,334,512

(a)	Highland Distressed Opportunities, Inc. (the “Company”) commenced operations on January 18, 2007.

(b)	On February 20, 2007, the Company’s investment adviser contributed an additional $87,596 in capital to the Company prior to the offering. No additional shares were issued in conjunction with this transaction.
See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS (UNAUDITED)

	For the
	Quarter Ended	For the
	March 31, 2008	Period Ended
	(unaudited)	March 31, 2007(a)
	($)	($)
Cash Flow Provided by (Used in) Operating Activates:
Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	(31,029,888)	355,840
Adjustments to reconcile net increase/(decrease) in stockholders’ equity (net assets) resulting from operations:
Net realized (gain)/loss on investments, total return swaps and foreign currency transactions	12,488,099	(72,375)
Net change in unrealized (appreciation)/depreciation on investments and translation of assets and liabilities denominated in foreign currency	22,023,264	1,006,282
Purchase of investment securities	(28,193,997)	(562,463,960)
Proceeds from disposition of investment securities, total return swaps and foreign currency transactions	33,745,357	52,192,775
(Increase)/Decrease in restricted cash	—	(9,129,485)
(Increase)/Decrease in dividends, interest and fees receivable	(1,555,110)	(3,334,110)
(Increase)/Decrease in receivable for investments sold	23,259,434	(26,987,848)
(Increase)/Decrease in other assets	19,914	(1,271)
Net amortization/(accretion) of premium/(discount)	(593,777)	(31,011)
Increase/(Decrease) in short-term bank borrowings	2,827,451	—
Increase/(Decrease) in payable for investments purchased	(14,302,942)	294,882,141
Increase/(Decrease) in payables to related parties	108,013	79,257
Net realized and change in unrealized gain/(loss) on unfunded transactions	(22,921)	—
Net realized and change in unrealized gain/(loss) on foreign currency	2,402	—
Increase/(Decrease) in interest payable	(384,174)	—
Increase/(Decrease) in other liabilities	(26,993)	1,651,061

Net cash flow provided by (used in) operating activities	18,364,132	(251,852,704)

Cash Flows Provided by (Used in) Financing Activities:
Net proceeds from issuance of common stock	—	251,852,704
Increase/(Decrease) in notes payable (b)	(18,000,000)	—
Distributions paid in cash	(4,650,652)	—

Net cash flow provided by (used in) financing activities	(22,650,652)	251,852,704

Net increase/(decrease) in cash and foreign currency	(4,286,520)	—

Cash and Foreign Currency:
Beginning of the period	4,291,098	—
End of the period	4,578	—

Supplemental Information:
Interest paid during the period	1,818,777	—

(a)	Highland Distressed Opportunities, Inc. commenced operations on January 18, 2007.

(b)	During the period, $4 million was borrowed from an affiliate and repaid. See Note 8 for details.
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)
March 31, 2008
Note 1. Organization
Highland Distressed Opportunities, Inc. (the “Company”), is a non-diversified closed-end company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Company was incorporated under the laws of Delaware on August 22, 2006. In addition, for tax purposes, the Company intends to elect to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”). The Company’s investment objective is total return generated by both capital appreciation and current income. The Company intends to invest primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments.
The Company commenced operations on January 18, 2007. On February 27, 2007, the Company closed its initial public offering (“IPO” or the “Offering”) and sold 17,000,000 shares of its common stock at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.675 per share. The Company received $243,525,000 in total net proceeds from the Offering, before expenses.
On March 23, 2007, the Company issued 284,300 shares of common stock to cover the underwriters’ partial exercise of the over-allotment option on the Offering and received approximately $4,072,698 in net proceeds after deducting underwriting discounts and commissions.
Note 2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates. In management’s opinion, the audited financial statements include all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation of such financial statements.
The following are significant accounting policies consistently followed by the Company in preparation of its financial statements:
(a)	Investments in financial instruments

Investment transactions are recorded on the trade date.

The Company will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, then fair value, as determined in good faith pursuant to policies and procedures approved by the Company’s Board of Directors (the “Board”):

Market Quotations Available

The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Company utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources. The valuation of certain securities for which there is no market may take into account appraisal reports from independent valuation firms. Short-term debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts.

Market Quotations Not Available

The Company will take the following steps each time it determines its net asset value in order to determine the value of its securities for which market quotations are not readily available, as determined in good faith pursuant to policies and procedures approved by the Board:

1.	The valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

2.	Preliminary valuation conclusions will then be documented and discussed with Highland Capital Management, L.P.’s (the “Investment Adviser”) senior management.

3.	The valuation committee, comprised of the Investment Adviser’s investment professionals, will then review these preliminary valuations. An independent valuation firm engaged by the Company’s Board will review some or all of these preliminary valuations at least annually.

4.	Finally, the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith, pursuant to policies and procedures approved by the Board, based on the input of the valuation committee and an independent valuation firm.
Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.

Adoption of Statement of Financial Accounting Standards No. 157 “Fair Value Measurement” (“FAS 157”):

In September 2006, the Financial Accounting Standards Board (“FASB”) issued FAS 157, “Fair Value Measurement,” which is effective for financial statements issued for fiscal years beginning after November 15, 2007. FAS 157 defines how fair value should be determined for financial reporting purposes, establishes a framework for measuring fair value under GAAP, and requires additional disclosures about the use of fair value measurements, but is not expected to result in any changes to the fair value measurements of the Company’s investments. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on net assets for the reportable periods as contained in the Company’s periodic filings.

The Company has adopted FAS 157 as of January 1, 2008. The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of FAS 157 did not have any material effect on the Company’s net asset value. However, the adoption of FAS 157 does require the Company to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements The three levels of the fair value hierarchy established under FAS 157 are described below:
•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement;

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Company’s assets as of March 31, 2008 as follows:

Assets at Fair Value	Total	Level 1	Level 2	Level 3
Portfolio Investments	$272,537,724	$13,581,751	$217,165,301	$41,790,672
Cash and foreign currency	4,578	4,578	—	—

Total	$272,542,302	$13,586,329	$217,165,301	$41,790,672

The Company did not have any liabilities that were measured at fair value on a recurring basis at March 31, 2008.

The following table presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2007 and at March 31, 2008.

Assets at Fair Value Using Unobservable Inputs (Level 3)	Portfolio Investments
Balance as of December 31, 2007	$37,888,863
Transfers in/(out) of Level 3	—
Net amortization/(accretion) of premium/(discount)	33,757
Net realized gains/(losses)	—
Net unrealized gains/(losses)	(1,252,327)
Net purchases and sales *	5,120,379

Balance as of March 31, 2008	$41,790,672

*	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Company’s investment portfolio.
The $1,252,327 of unrealized losses, net, presented in the table above relate to investments that are still held at March 31, 2008, and the Company presents these unrealized losses on the Statement of Operations as Net change in unrealized appreciation/(depreciation) on investments.
(b)	Net asset value per share

The net asset value per share disclosed on the Statement of Assets and Liabilities is calculated by dividing the net assets attributable to the shares of the Company’s common stock by the number of such shares outstanding at period-end.

(c)	Securities transactions

All securities transactions are accounted for on a trade-date basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(d)	Interest income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. Payment-in-Kind (“PIK”) interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected cash. For the quarter ended March 31, 2008, approximately $0.5 million of PIK interest income was recorded.

(e)	Taxation — general

The Company intends to comply with the applicable provisions of the Code pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. However, depending on the level of taxable income earned in a year, the Company may choose to carry forward taxable income in excess of distributions and pay the 4% excise tax on the difference. Additionally, the Company is subject to franchise taxes in the state of Delaware.

In July 2006, the FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities and Exchange Commission (“SEC”) delayed the required implementation date of FIN 48 for business development companies until March 31, 2007. As of December 31, 2007, the Company adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.

(f)	Taxation of distributions

Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to paid-in capital. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

(g)	Payment of distributions

Distributions to common stockholders are recorded as of the date of declaration. The amount to be paid out as a distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually.

(h)	Foreign currency

The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.

(i)	Forward contracts

The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(j)	Investment in swap agreements

Swap agreements are recorded at fair value as estimated by management in good faith. The net unrealized gain or loss on swap agreements is recorded as an asset or liability on the Statement of Assets and Liabilities. The change in unrealized gain or loss is recorded in the Statement of Operations. Cash paid or received on net settlements is recorded as realized gain or loss in the Statement of Operations.

(k)	Cash and cash equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value as of March 31, 2008.

(l)	Restricted cash

Restricted cash consists of cash held by the Company’s custodian as collateral with respect to certain transactions. The Company earns interest on the restricted cash, which is recorded on the accrual basis.

(m)	Registration expenses

The Company records registration expenses related to shelf filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with Section 8.24 of the AICPA Audit and Accounting Guide for Investment Companies.

(n)	Incentive fee expense recognition

The realized capital gain component of the incentive fee (the “Capital Gains Fee”), is payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date.) The Capital Gains Fee is estimated as of the end of the each calendar quarter based on the Company’s realized capital gains, if any, net of all realized capital losses, unrealized capital depreciation and fees paid on such net capital gains, computed on a cumulative basis. To the extent that Capital Gains Fees are earned by the Investment Adviser, an accrual is made in the amount of the estimated Capital Gains Fee. Because unrealized losses may fluctuate from quarter to quarter, the accrual, if any, may fluctuate as well. There were no Capital Gains Fees paid or accrued for the quarter ended March 31, 2008. (See Note 3 for additional information.)
Note 3. Agreements
The Company has entered into an Investment Advisory and Management Agreement with the Investment Adviser, under which the Investment Adviser, subject to the overall supervision of the Company’s Board, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a base management fee and an incentive fee from the Company.
The base management fee is equal to 2.00% per annum of the Company’s Managed Assets. Managed Assets are the value of total assets of the Company less all accrued liabilities of the Company (other than the aggregate amount of any outstanding borrowings, preferred stock issuances, or other instruments or obligations constituting financial leverage). The base management fee is payable quarterly in arrears; however, the Investment Adviser contractually agreed to waive or reimburse the Company for all base management fees during the first three months of the Company’s operations and half of all the base management fees during the next three months of the Company’s operations. This contractual waiver expired on August 31, 2007.
The incentive fee consists of two components: (1) the Pre-Incentive Fee Net Investment Income and (2) the Capital Gains Fee. Pre-Incentive Fee Net Investment Income is calculated and payable quarterly in arrears. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), accrued income that we have not yet received in cash. The Investment Adviser is not under any obligation to reimburse the Company for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on an obligation that resulted in the accrual of such income. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the “hurdle rate” of 1.75% per quarter (7.00% annualized) (the “Hurdle Rate”). The Company will pay the Investment Adviser an incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate; (2) 100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) (the “Catch-up Provision”); and (3) 20% of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized). With respect to the Company’s Pre-Incentive Fee Net Investment Income from the Company’s commencement of operations until December 31, 2007, the Investment Adviser voluntarily has agreed to waive or reimburse the Catch-Up Provision, provided, however, that for such period the Company will pay the Investment Adviser 20% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). For the three months ended March 31, 2008, the Investment Adviser earned net investment income based incentive fees of approximately $0.9 million.
These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.
The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement), beginning on December 31, 2007, and is calculated at the end of each applicable year by subtracting (A) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the IPO of the Company’s shares. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee paid for such year. For the three months ended March 31, 2008, no capital gains incentive fees were earned by the Investment Adviser.
Pursuant to a separate administration agreement, the Investment Adviser furnishes the Company with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, the Investment Adviser also will perform, or oversee the performance of, the Company’s required administrative services, which include, among other things, being responsible for the financial records that the Company is required to maintain, monitoring portfolio and regulatory compliance matters and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Investment Adviser will assist the Company in determining, and arranging for the publishing of, the Company’s net asset value, overseeing the preparation and filing of tax returns and the printing and disseminating of reports to stockholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, the Investment Adviser will receive an annual administration fee, payable quarterly in arrears at an annual rate of 0.35% of the Company’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PFPC Inc. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. For the three months ended March 31, 2008, the Investment Adviser earned administration fees of approximately $0.3 million.
The Investment Adviser paid to the underwriters an additional sales load of $0.15 per share, for a total sales load of $0.825 per share. The Company will pay this amount to the Investment Adviser, together with an interest factor, pursuant to an Agreement Regarding Payment of Sales Load (i) if during either the period commencing with the date of the IPO through the end of the Company’s first fiscal year or during the period of the Company’s second fiscal year (each a “Measuring Period”), the sum of (a) the Company’s aggregate distributions to its stockholders plus (b) the change in the Company’s net assets, equals or exceeds 7.00% of the net assets of the Company at the beginning of such Measuring Period (but after adjusting, if necessary, the net assets of the Company at the end of such Measuring Period as follows: by subtracting the net proceeds of any of the Company’s stock issuances, and by adding the amount of any of the Company’s stock repurchases, that occurred during such Measuring Period) and without taking into account any accrual for the total payment amount; or (ii) upon the Company’s liquidation. If neither (i) nor (ii) above has occurred by the conclusion of the second Measuring Period, then the Agreement Regarding Payment of Sales Load shall terminate on such date, without the Company having any payment obligation to the Investment Adviser. As of March 31, 2008, the Company was under no obligation to make a payment to the Investment Adviser.
Note 4. Credit Facility
In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On April 25, 2007, the Company entered into a $265 million Revolving Credit Agreement (the “Credit Agreement” or the “Facility”), with Barton Capital LLC, the lender party thereto and Société Générale, as agent.
The Credit Agreement is a 364-day revolving credit facility with a stated maturity date of April 25, 2012 and is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. Pricing is set at 0.325% over LIBOR. Additionally, there is a commitment fee of 0.17% on the unused portion of the Credit Agreement. Borrowings under the Credit Agreement are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio. The Company continues to be in compliance with all of the limitations and requirements of the Facility.
At March 31, 2008, the Company had borrowings outstanding under the Facility of $124.0 million. The interest rate charged on this loan as of March 31, 2008 was approximately 3.14%. The average daily loan balance was approximately $125.4 million at a weighted average interest rate of approximately 4.18%. Interest expense incurred during the quarter ended March 31, 2008 was approximately $1.4 million.
Note 5. Net Asset Value Per Share
At March 31, 2008, the Company’s total net assets and net asset value per share were $146,334,512 and $8.26, respectively.
Note 6. Unfunded Loan Commitments
As of March 31, 2008, the Company’s portfolio had unfunded loan commitments of approximately $0.6 million.

Unfunded loan commitments are marked to fair value along with the funded portion of the respective loans, in accordance with the Company’s valuation policy discussed in Note 2(a).

Borrower	Unfunded Loan Commitment
Comcorp Broadcasting, Inc.	$596,901

$596,901

Note 7. Portfolio Information
For the three months ended March 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were approximately $28,193,997 and $33,745,357, respectively.
Note 8. Affiliated Transactions
On January 18, 2007, the Company issued a promissory note payable to the Investment Adviser in the amount of $4 million with interest at 4.87% per annum, compounded semi-annually. The promissory note was paid off on March 8, 2007. The average daily balance on the promissory note for the time it was held was $4 million at a weighted average interest rate of 5.00%. Interest expense for this promissory note was approximately $25,929, and is recorded on the Statement of Operations.
Note 9.  Financial Highlights
The following is a schedule of financial highlights for the three months ended March 31, 2008 and the period ended December 31, 2007:

	Quarter Ended March 31, 2008		Period Ended December 31, 2007(a)
Net asset value, beginning of period	$ 10.27		$ 14.33	(b)

Net investment income	0.19		0.97
Net realized and unrealized loss on investments	(1.94)		(4.43)

Total from investment operations	(1.75)		(3.46)
Common Stock Offering Cost	—		(0.07)
Capital Contribution	—		0.26	(c)
Distributions Paid	(0.26)		(0.79)

Net asset value, end of period	$ 8.26		$ 10.27

Market price per share, beginning of period	$ 8.57		$ 15.00
Market price per share, end of period	$ 7.00		$ 8.57

Total investment return (d)
Based on net asset value per share	(16.73	)% (e)	(23.30	)% (e)
Based on market price per share	(15.43	)% (e)	(38.85	)% (e)

Net assets, end of period (f)	$146,335		$182,015
Ratios to Average Net Assets/Supplemental Data:
Total operating expenses	7.23%		5.74	% (g)
Interest expense	3.49%		3.80	% (g)
Waiver/reimbursement	—		2.24	% (g)
Net expense (h)	10.72%		7.30	% (g)
Net investment income	8.46%		8.77	% (g)
Portfolio turnover rate	10	% (e)	224	% (e)

(a)	The Company commenced operations on January 18, 2007.

(b)	Net asset value at the beginning of the period reflects the deduction of the one-time initial sales load in connection with the offering.

(c)	On February 20, 2007, the Investment Adviser contributed an additional $87,596 in capital to the Company prior to the Offering. No additional shares were issued in the transaction. The contribution per share is based on the pre-offering share amount of 333,333.33

(d)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return assumes reinvestment of distributions.

(e)	Not annualized.

(f)	Dollars in thousands.

(g)	Ratios to average net assets are calculated using the net assets for the period starting from the Offering on February 27, 2007 through December 31, 2007.

(h)	Net expense ratio has been calculated after applying any waiver/reimbursement.
Note 10. Income Tax Information and Distributions to Stockholders
On March 7, 2008, the Company’s Board declared a first quarter distribution of $0.2625 per share, which was paid on March 31, 2008 to common stockholders of record on March 20, 2008.
Reclassifications are made to the Company’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
The tax character of distributions paid during the period ended December 31, 2007, the most recent tax year, were as follows:

Distributions paid from:	2007
Ordinary income *	$13,915,795
Long-term capital gains	$—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward *	$(9,946,969)
Undistributed ordinary income	$3,525,488
Undistributed long-term capital gains	$—
Net unrealized appreciation/(depreciation)	$(60,038,767)

*	The accumulated losses of $9,946,969 to offset future capital gains, if any, expire on December 31, 2015.
For the period ended December 31, 2007, the Company elected to defer capital losses of $4,600,720 attributable to post-October losses.
Unrealized appreciation and depreciation at March 31, 2008, based on cost of investments for U.S. federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$3,139,257
Unrealized depreciation	(85,181,832)

Net unrealized depreciation	$(82,042,575)

********************************

AUDITED FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of Highland Distressed Opportunities, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in stockholders’ equity (net assets) and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Distressed Opportunities, Inc. (the “Company”) at December 31, 2007, and the results of its operations, its changes in stockholders’ equity (net assets) and its cash flows and the financial highlights for the period from January 18, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 2007 by correspondence with the custodian and the banks with whom the Company owns participation in loans, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Dallas, Texas
March 13, 2008

SCHEDULE OF INVESTMENTS
As of December 31, 2007

Principal ($)		Value ($)
Senior Loans (a) - 82.9%

AEROSPACE — AEROSPACE/DEFENSE - 2.4%
IAP Worldwide Services, Inc.
4,949,495	First Lien Term Loan, 11.50%, 12/30/12	4,439,103

BROADCASTING - 10.9%
Comcorp Broadcasting, Inc.
1,036,724	Revolving Loan, 10.84%, 10/02/12 (b) (c)	1,036,724
18,849,521	Term Loan, 10.44%, 04/02/13 (b)	18,849,521

		19,886,245

CABLE — US CABLE - 3.6%
Bresnan Communications, LLC
1,000,000	First Lien Additional Term Loan B, 06/30/13 (d)	958,120
CellNet Group, Inc.
1,000,000	Second Lien, 10.85%, 10/22/11	959,380
WideOpen West Finance, LLC
5,000,000	Second Lien Term Loan, 11.61%, 06/29/15	4,550,000

		6,467,500

DIVERSIFIED MEDIA - 0.9%
Penton Media, Inc.
2,000,000	Second Lien Term Loan, 10.36%, 02/01/14	1,690,000

ENERGY — EXPLORATION & PRODUCTION - 2.7%
TARH E&P Holdings, L.P.
5,000,000	First Lien Term Loan, 9.88%, 06/29/12	4,950,000

ENERGY — OTHER ENERGY - 4.1%
Resolute Aneth, LLC
7,500,000	Second Lien Term Loan, 9.51%, 06/26/13	7,443,750

FINANCIAL - 8.7%
Emerson Reinsurance Ltd.
1,500,000	Tranche C Term Loan, 10.95%, 12/15/11 (j)	1,492,500
Flatiron Re Ltd.
610,748	Closing Date Term Loan, 9.61%, 12/29/10 (j)	607,694
295,831	Delayed Draw Term Loan, 9.61%, 12/29/10 (j)	294,352
Kepler Holdings Ltd.
5,000,000	Term Loan, 10.70%, 06/30/09 (j)	4,975,000
Panther Re Holdings Ltd.
500,000	Term B Loan, 10.08%, 12/01/10 (j)	497,500
Penhall International Corp.
7,938,145	Senior Unsecured PIK Toggle Term Loan, 12.82%, 04/01/12	7,957,990

		15,825,036

FOREST PRODUCTS — PACKAGING - 0.5%
Tegrant Corp.
1,000,000	Second Lien Term Loan, 10.35%, 03/07/15	850,000

Principal ($)		Value ($)
Senior Loans (continued)

GAMING/LEISURE — OTHER LEISURE - 13.0%
Fontainebleau Florida Hotel, LLC
10,000,000	Tranche C Term Loan, 11.11%, 06/06/12	9,375,000
Lake at Las Vegas Joint Venture, LLC
27,290,363	PIK Term Loan, 15.31%, 06/20/12 (e)	12,690,019
3,611,111	Synthetic Revolver, 10.20%, 06/20/12 (e)	1,679,167

		23,744,186

HEALTHCARE — ACUTE CARE - 0.5%
LifeCare Holdings, Inc.
989,873	Term Loan, 8.20%, 08/11/12	876,652

HEALTHCARE — MEDICAL PRODUCTS - 4.1%
Graceway Pharmaceuticals, LLC
2,000,000	Mezzanine Loan, 13.45%, 11/01/13 (j)	1,660,000
Rotech Healthcare, Inc.
6,413,395	PIK Term Loan, 11.36%, 09/26/11	5,707,921

		7,367,921

HOUSING — REAL ESTATE DEVELOPMENT - 10.2%
Metroflag BP, LLC / Metroflag Cable, LLC
5,000,000	Second Lien Term Loan, 13.65%, 07/06/08	4,500,000
MPH Mezzanine II, LLC
10,000,000	Mezzanine 2B, 7.90%, 02/09/08 (b)	9,987,800
MPH Mezzanine III, LLC
4,000,000	Mezzanine 3, 9.34%, 02/09/08	3,990,000

		18,477,800

INFORMATION TECHNOLOGY - 0.3%
Metrologic Instruments, Inc.
500,000	Second Lien Term Loan, 11.45%, 12/21/13	481,875

MANUFACTURING - 0.9%
Latham Manufacturing Corp.
1,931,388	New Term Loan, 8.52%, 06/30/12	1,709,279

RETAIL - 2.5%
Totes Isotoner Corp.
4,877,228	Second Lien Term Loan, 10.83%, 01/31/14	4,584,594

SERVICE — ENVIRONMENTAL SERVICES - 5.3%
LVI Services, Inc.
10,086,339	Tranche B Term Loan, 9.91%, 11/16/11	9,695,493

SERVICE — OTHER SERVICES - 1.0%
NES Rentals Holdings, Inc.
2,000,000	Permanent Term Loan, 12.13%, 07/20/13 (j)	1,880,000

TRANSPORTATION — AUTO - 4.4%
BST Safety Textiles Acquisition GmbH
665,500	Second Lien Facility, 12.49%, 06/30/09	598,950
Motor Coach Industries International, Inc.
7,662,162	PIK Second Lien, 13.64%, 12/01/08	7,432,298

		8,031,248

Principal ($)		Value ($)
Senior Loans (continued)

UTILITIES - 4.3%
Entegra Power Group, LLC
8,264,857	PIK Third Lien Term Loan, 10.83%, 10/19/15	7,753,510

WIRELESS COMMUNICATIONS - 2.6%
Clearwire Corp.
4,987,500	Term Loan, 11.15%, 07/03/12 (j)	4,812,938

Total Senior Loans (cost $172,517,898)		150,967,130

Corporate Notes and Bonds - 59.6%

BROADCASTING - 0.9%
Young Broadcasting, Inc.
2,000,000	10.00%, 03/01/11	1,572,500

CONSUMER NON-DURABLES - 4.0%
Ames True Temper, Inc.
2,000,000	10.00%, 07/15/12	1,110,000
Solo Cup Co.
7,000,000	8.50%, 02/15/14	6,055,000

		7,165,000

DIVERSIFIED MEDIA - 4.6%
Baker & Taylor, Inc.
8,300,000	11.50%, 07/01/13 (f)	8,258,500

ENERGY — EXPLORATION & PRODUCTION - 7.3%
Energy XXI Gulf Coast
6,200,000	10.00%, 06/15/13	5,719,500
Helix Energy Solutions Group, Inc.
2,500,000	9.50%, 01/15/16 (f)	2,556,250
McMoran Exploration Co.
5,000,000	11.88%, 11/15/14 (j)	5,043,750

		13,319,500

FOOD/TOBACCO — FOOD/TOBACCO PRODUCERS - 3.1%
Pinnacle Foods Group, Inc.
6,500,000	10.63%, 04/01/17 (f)	5,622,500

GAMING/LEISURE — OTHER LEISURE - 5.2%
Six Flags, Inc.
2,267,000	4.50%, 05/15/15 (j)	1,646,409
Tropicana Entertainment Resorts Holdings, L.P.
12,199,000	9.63%, 12/15/14	7,807,360

		9,453,769

HEALTHCARE — ACUTE CARE - 4.0%
Argatroban Royalty Sub, LLC
4,389,424	18.50%, 09/21/14	4,411,371
HCA, Inc.
1,800,000	7.69%, 06/15/25 (j)	1,499,222
Tenet Healthcare Corp.
1,500,000	9.88%, 07/01/14 (j)	1,436,250

		7,346,843

Principal ($)		Value ($)
Corporate Notes and Bonds (continued)

HEALTHCARE — MEDICAL PRODUCTS - 3.4%
Angiotech Pharmaceuticals, Inc.
5,000,000	7.75%, 04/01/14 (j)	4,212,500
Encysive Pharmaceuticals, Inc.
4,000,000	2.50%, 03/15/12	1,995,000

		6,207,500

HOUSING — BUILDING MATERIALS - 0.4%
Masonite Corp.
1,000,000	11.00%, 04/06/15 (j)	785,000

HOUSING — REAL ESTATE DEVELOPMENT - 9.5%
Realogy Corp.
5,000,000	10.50%, 04/15/14 (f)	3,750,000
21,500,000	12.38%, 04/15/15 (f)	13,598,750

		17,348,750

INFORMATION TECHNOLOGY - 4.6%
Freescale Semiconductor, Inc.
3,000,000	9.13%, 12/15/14 (f)	2,565,000
7,000,000	10.13%, 12/15/16	5,810,000

		8,375,000

RETAIL - 3.0%
Dollar General Corp.
3,000,000	10.63%, 07/15/15 (f) (j)	2,767,500
Rite Aid Corp.
1,250,000	9.38%, 12/15/15 (j)	1,043,750
2,000,000	9.50%, 06/15/17 (j)	1,665,000

		5,476,250

TELECOMMUNICATIONS - 2.8%
Intelsat Bermuda, Ltd.
5,000,000	10.83%, 06/15/13 (g)	5,150,000

TRANSPORTATION — AUTO - 6.8%
Delphi Corp.
1,500,000	6.55%, 06/15/06 (e)	900,000
2,500,000	6.50%, 05/01/09 (e)	1,512,500
2,667,000	6.50%, 08/15/13 (e)	1,560,195
3,500,000	7.13%, 05/01/29 (e)	2,152,500
Motor Coach Industries International, Inc.
12,000,000	11.25%, 05/01/09	6,300,000

		12,425,195

Total Corporate Notes and Bonds (cost $128,342,264)		108,506,307

Principal ($)		Value ($)
Claims - 0.9%

AEROSPACE — AIRLINES - 0.6%
Northwest Airlines, Inc.
3,000,000	ALPA Trade Claim, 08/21/13	108,750
2,500,000	Bell Atlantic Trade Claim, 08/21/13	90,625
2,500,000	EDC Trade Claims, 08/21/13	90,625
5,326,500	Flight Attendant Claim, 08/21/13	193,086
1,500,000	GE Trade Claim, 08/21/13	54,375
4,728,134	IAM Trade Claim, 08/21/13	171,395
3,433,116	Lambert Leasing Trade Claim, 08/21/13 (d)	124,450
5,000,000	Pinnacle Trade Claim, 08/21/13	181,250
3,512,250	Retiree Claim, 08/21/13	127,319

		1,141,875

CABLE — US CABLE - 0.3%
4,056,000	Adelphia Communications, 06/15/11	441,090

Total Claims (cost $9,506,305)		1,582,965

Shares
Common Stocks - 28.0%

AEROSPACE — AIRLINES - 6.3%
787,799	Northwest Airlines, Inc. (h)	11,430,959

CABLE — US CABLE - 0.8%
50,336	Time Warner Cable, Inc. (h)	1,389,264

DIVERSIFIED MEDIA - 0.7%
35,000	Gannett Co., Inc. (j)	1,365,000

FINANCIAL - 0.2%
17,500	Guaranty Financial Group, Inc. (h)	280,000
7,731	Jer Investors Trust, Inc., REIT	83,263

		363,263

FOREST PRODUCTS — PAPER - 0.6%
52,500	Temple-Inland, Inc. (j)	1,094,625

GAMING/LEISURE — OTHER LEISURE - 0.7%
26,923	Starwood Hotels & Resorts Worldwide, Inc. (j)	1,185,420

HEALTHCARE — MEDICAL PRODUCTS - 3.3%
221,600	PDL BioPharma, Inc. (h) (j)	3,882,432
636,900	TLC Vision Corp. (h) (j)	2,120,877

		6,003,309

HOUSING — BUILDING MATERIALS - 0.1%
13,125	Owens Corning, Inc. (h) (j)	265,388

HOUSING — REAL ESTATE DEVELOPMENT - 0.2%
17,500	Forestar Real Estate Group, Inc. (h)	412,825

Shares		Value ($)
Common Stocks (continued)

METALS/MINERALS — OTHER METALS/MINERALS - 6.5%
208,439	Alcoa, Inc (j)	7,618,446
62,112	RTI International Metals, Inc. (h) (j)	4,281,380

		11,899,826

TELECOMMUNICATIONS - 4.4%
1,256,635	Communications Corp. of America (b) (h)	8,014,818

TRANSPORTATION — AUTO - 1.7%
107,852	The Goodyear Tire & Rubber Co. (h) (j)	3,043,583

UTILITIES - 2.5%
136,750	Entegra TC, LLC (h)	4,461,469

	Total Common Stocks (cost $61,659,547)	50,929,749

Total Investments - 171.4%		311,986,151

(cost of $372,026,014) (i)
Other Assets & Liabilities, Net — (71.4)%		(129,971,099)

Net Assets - 100.0%		182,015,052

(a)	Senior loans in which Highland Distressed Opportunities, Inc. (the “Company”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified, all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2007. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	Represents fair value as determined by the Investment Adviser, in good faith, pursuant to the policies and procedures approved by the Company’s Board of Directors. Securities with a total aggregate market value of $37,888,863, or 20.8% of net assets, were valued under fair value by the Investment Adviser as of December 31, 2007.

(c)	Senior Loan has additional unfunded loan commitment. See Note 6.

(d)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

(e)	The issuer is in default of certain debt covenants. Income is not being accrued.

(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2007, these securities amounted to $39,118,500 or 21.5% of net assets. These securities have been determined by the Company’s investment adviser to be liquid securities.

(g)	Floating rate note. The interest rate shown reflects the rate in effect at December 31, 2007.

(h)	Non-income producing security.

(i)	Cost for U.S. federal income tax purposes is $372,026,014.

(j)	Non-qualifying asset — Investment is a not security of a eligible portfolio company as defined in the 1940 Act and in Rule 2a-46. The Company must invest at least 70% of its total assets in qualify assets. Securities with a total aggregate market value of $250,809,635 or 72.30% of total assets were qualifying as of December 31, 2007.
PIK       Payment in Kind
REIT     Real Estate Investment Trust

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007

($)
Assets:
Investments, at value (cost $372,026,014)	311,986,151
Cash	4,291,098
Receivable for:
Receivable for investments sold	24,628,173
Dividend and interest receivable	5,951,790
Other assets	66,712

Total assets	346,923,924

Liabilities:
Notes payable (Note 4)	142,000,000
Net discount and unrealized depreciation on unfunded transactions	16,228
Payables for:
Investments purchased	19,387,884
Investment advisory fee payable (Note 3)	1,812,285
Administration fee payable (Note 3)	317,150
Incentive fee (Note 3)	383,951
Interest expense payable (Note 4)	759,465
Directors’ fees (Note 3)	592
Accrued expenses and other liabilities	231,317

Total liabilities	164,908,872

Stockholders’ equity (net assets)	182,015,052

Composition of stockholders’ equity (net assets):
Common Stock, par value $.001 per share: 550,000,000 common stock authorized, 17,716,771 common stock outstanding	17,717
Paid-in capital	253,163,644
Undistributed net investment income	3,420,147
Accumulated net realized gain/(loss) on investments, total return swaps and foreign currency transactions	(14,547,689)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currency	(60,038,767)

Stockholders’ equity (net assets)	182,015,052

Net Asset Value Per Share (Net Assets/Common Stock Outstanding)	10.27

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Period Ended
December 31, 2007(a)
($)
Investment Income:
Interest Income	30,536,959
Dividends (net of foreign taxes withheld)	792,762

Total investment income	31,329,721

Expenses:
Investment advisory fees (Note 3)	6,306,869
Incentive fees (Note 3)	2,475,541
Administration fees (Note 3)	1,103,702
Accounting service fees	123,913
Transfer agent fees	24,500
Professional fees	523,596
Directors’ fees	35,441
Custody fees	50,956
Registration fees	20,247
Delaware franchise tax expense	119,367
Organization expense (Note 3)	170,383
Rating agency fees	57,003
Other expense	181,109

Total operating expenses	11,192,627
Interest expense (Note 4)	7,407,511

Total expenses	18,600,138

Fees and expenses waived or reimbursed by Investment Adviser (Note 3)	(4,359,935)

Net expenses	14,240,203

Net investment income	17,089,518

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	(14,507,557)
Net realized gain/(loss) on total return swaps	172,955
Net realized gain/(loss) on foreign currency transactions	33,337
Net change in unrealized appreciation/(depreciation) on investments	(60,039,863)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	1,096

Net realized and unrealized gain/(loss) on investments	(74,340,032)

Net decrease in stockholders’ equity (net assets) resulting from operations	(57,250,514)

(a)	Highland Distressed Opportunities, Inc. commenced operations on January 18, 2007.
See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (NET ASSETS)
For the Period Ended December 31, 2007(a)

							Total
				Undistributed	Undistributed	Net Unrealized	Stockholders’
	Common Stock		Paid-in Capital	Net Investment	Net Realized	Appreciation/	Equity
	Shares	Amount	in Excess of Par	Income	Gain/(Loss)	(Depreciation)	(Net Assets)

Balance at January 18, 2007	—	$—	$—	$—	$—	$—	$—
Issuance of common stock, 01/18/07	333,333	333	4,999,667	—	—	—	5,000,000
Issuance of common stock	17,284,300	17,285	247,965,312	—	—	—	247,982,597
Distributions reinvested	99,138	99	1,328,558	—	—	—	1,328,657
Capital contribution, 02/20/07(b)	—	—	87,596	—	—	—	87,596
Distributions declared	—	—	—	(13,915,795)	—	—	(13,915,795)
Offering cost	—	—	(1,217,489)	—	—	—	(1,217,489)

Net increase/(decrease) in stockholders’ equity (net assets) resulting from operations	—	—	—	17,335,942	(14,547,689)	(60,038,767)	(57,250,514)

Balance at December 31, 2007	17,716,771	$17,717	$253,163,644	$3,420,147	$(14,547,689)	$(60,038,767)	$182,015,052

(a)	Highland Distressed Opportunities, Inc. (the “Company”) commenced operations on January 18, 2007.

(b)	On February 20, 2007, the Company’s investment adviser contributed an additional $87,596 in capital to the Company prior to the offering. No additional shares were issued in conjunction with this transaction.
See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS
For the Period Ended December 31, 2007(a)

($)
Cash Flow Used in Operating Activates:
Net decrease in stockholders’ equity (net assets) resulting from operations	(57,250,514)
Adjustments to reconcile net decrease in stockholders’ equity (net assets) resulting from operations:
Net realized gain/(loss) on investments, total return swaps and foreign currency transactions	14,301,265
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currency	60,038,767
Purchase of investment securities	(1,255,368,821)
Proceeds from disposition of investment securities, total return swaps and foreign currency transactions	870,095,540
Increase in dividends, interest and fees receivable	(5,951,790)
Increase in receivable for investments sold	(24,628,173)
Increase in other assets	(66,712)
Net amortization/(accretion) of premium/(discount)	(1,260,290)
Increase in payable for investments purchased	19,387,884
Increase in payables to related parties	2,513,978
Net realized gain/(loss) on total return swaps	172,955
Net realized and change in unrealized gain/(loss) on foreign currency	34,433
Increase in interest payable	759,465
Increase in other liabilities	247,545

Net cash flow used in operating activities	(376,974,468)

Cash Flows Provided by Financing Activities:
Net proceeds from issuance of common stock	251,852,704
Increase in notes payable (b)	142,000,000
Distributions paid in cash	(12,587,138)

Net cash flow provided by financing activities	381,265,566

Net increase in cash	4,291,098

Cash:
Beginning of the period	—
End of the period	4,291,098

Supplemental Information:
Interest paid during the period	6,648,046

(a)	Highland Distressed Opportunities, Inc. commenced operations on January 18, 2007.

(b)	During the period, $4 million was borrowed from an affiliate and repaid. See Note 9 for details.
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2007	Highland Distressed Opportunities, Inc.
Note 1. Organization
Highland Distressed Opportunities, Inc. (the “Company”), is a non-diversified closed-end company that has filed an election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). The Company was incorporated under the laws of Delaware on August 22, 2006. In addition, for tax purposes, the Company intends to elect to be treated as a regulated investment company, or RIC, under the Internal Revenue Code of 1986 (the “Code”). The Company’s investment objective is total return generated by both capital appreciation and current income. The Company intends to invest primarily in financially-troubled or distressed companies that are either middle-market companies or unlisted companies by investing in senior secured debt, mezzanine debt and unsecured debt, each of which may include an equity component, and in equity investments.
The Company commenced operations on January 18, 2007. On February 27, 2007, the Company closed its initial public offering (“IPO” or the “Offering”) and sold 17,000,000 shares of its common stock at a price of $15.00 per share, less an underwriting discount and commissions totaling $0.675 per share. The Company received $243,525,000 in total net proceeds from the Offering, before expenses.
On March 23, 2007, the Company issued 284,300 shares of common stock to cover the underwriters’ partial exercise of the over-allotment option on the Offering and received approximately $4,072,698 in net proceeds after deducting underwriting discounts and commissions.
Note 2. Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Actual results could differ from those estimates. In management’s opinion, the audited financial statements include all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation of such financial statements.
The following are significant accounting policies consistently followed by the Company in preparation of its financial statements:
(a) Investments in financial instruments
Investment transactions are recorded on the trade date.
The Company will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, then fair value, as determined in good faith pursuant to policies and procedures approved by the Company’s Board of Directors (the “Board”):
Market Quotations Available
The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Company utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources. The valuation of certain securities for which there is no market may take into account appraisal reports from independent valuation firms. Short-term debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts.
Market Quotations Not Available
The Company will take the following steps each time it determines its net asset value in order to determine the value of its securities for which market quotations are not readily available, as determined in good faith pursuant to policies and procedures approved by the Board:

1.	The valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment.

2.	Preliminary valuation conclusions will then be documented and discussed with Highland Capital Management, L.P.’s (the “Investment Adviser”) senior management.

3.	The valuation committee, comprised of the Investment Adviser’s investment professionals, will then review these preliminary valuations. An independent valuation firm engaged by the Company’s Board will review some or all of these preliminary valuations at least annually.

4.	Finally, the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith, pursuant to policies and procedures approved by the Board, based on the input of the valuation committee and an independent valuation firm.
Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.
(b) Net asset value per share
The net asset value per share disclosed on the Statement of Assets and Liabilities is calculated by dividing the net assets attributable to the shares of the Company’s common stock by the number of such shares outstanding at period-end.
(c) Securities transactions
All securities transactions are accounted for on a trade-date basis. Gains or losses on the sale of investments are calculated by using the specific identification method.
(d) Interest income
Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. Payment-in-kind (“PIK”) interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected cash. For the period January 18, 2007 (commencement of operations) through December 31, 2007, approximately $2.6 million of PIK interest income was recorded.
(e) Taxation — general
The Company intends to comply with the applicable provisions of the Code pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. However, depending on the level of taxable income earned in a year, the Company may choose to carry forward taxable income in excess of distributions and pay the 4% excise tax on the difference. Additionally, the Company is subject to franchise taxes in the state of Delaware.
In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities and Exchange Commission (“SEC”) delayed the required implementation date of FIN 48 for business development companies until March 31, 2007. As of December 31, 2007, the Company has evaluated the implications of FIN 48 and determined that there is no material impact on the financial statements.

(f) Taxation of distributions
Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified to paid-in capital. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.
(g) Payment of distributions
Distributions to common stockholders are recorded as of the date of declaration. The amount to be paid out as a distribution is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually.
(h) Foreign currency
The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company’s investments in foreign securities may involve certain risks such as foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments and therefore the earnings of the Company.
(i) Forward contracts
The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.
(j) Investment in swap agreements
Swap agreements are recorded at fair value as estimated by management in good faith. The net unrealized gain or loss on swap agreement is recorded as an asset or liability on the Statement of Assets and Liabilities. The change in unrealized gain or loss is recorded in the Statement of Operations. Cash paid or received on net settlements is recorded as realized gain or loss in the Statement of Operations.
(k) Cash and cash equivalents
Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased. Cash and cash equivalents are carried at cost which approximates fair value as of December 31, 2007.
(l) Restricted cash
Restricted cash consists of cash held by the Company’s custodian as collateral with respect to certain transactions. The Company earns interest on the restricted cash, which is recorded on the accrual basis.
(m) Registration expenses
The Company records registration expenses related to shelf filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with Section 8.24 of the AICPA Audit and Accounting Guide for Investment Companies.
(n) Incentive fee expense recognition
The realized capital gain component of the incentive fee (the “Capital Gains Fee”), is payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement, as of the termination date.) The Capital Gains Fee is estimated as of the end of the each calendar quarter based on the Company’s realized capital gains, if any, net of all realized capital losses, unrealized capital depreciation and fees paid on such net capital gains, computed on a cumulative basis. To the extent that Capital Gains Fees are earned by the Investment Adviser, an accrual is made in the amount of the estimated Capital Gains Fee. Because unrealized losses may fluctuate from quarter to quarter, the accrual, if any, may fluctuate as well. There were no Capital Gains Fees paid or accrued for the period January 18, 2007 (commencement of operations) through December 31, 2007. (See Note 3 for additional information.)

Note 3. Agreements
The Company has entered into an Investment Advisory and Management Agreement with the Investment Adviser, under which the Investment Adviser, subject to the overall supervision of the Company’s Board, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Investment Adviser receives a base management fee and an incentive fee from the Company.
The base management fee is equal to 2.00% per annum of the Company’s Managed Assets. Managed Assets are the value of total assets of the Company less all accrued liabilities of the Company (other than the aggregate amount of any outstanding borrowings, preferred stock issuances, or other instruments or obligations constituting financial leverage). The base management fee is payable quarterly in arrears; however, the Investment Adviser contractually agreed to waive or reimburse the Company for all base management fees during the first three months of the Company’s operations and half of all the base management fees during the next three months of the Company’s operations. This contractual waiver expired on August 31, 2007. For the period January 18, 2007 (commencement of operations) through December 31, 2007, the Investment Adviser waived management fees of approximately $2.7 million.
The incentive fee consists of two components: (1) the Pre-Incentive Fee Net Investment Income and (2) the Capital Gains Fee. Pre-Incentive Fee Net Investment Income is calculated and payable quarterly in arrears. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities), and accrued income that we have not yet received in cash. The Investment Adviser is not under any obligation to reimburse the Company for any part of the Incentive Fee it received that was based on accrued income that we never received as a result of a default by an entity on an obligation that resulted in the accrual of such income. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized and unrealized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the “hurdle rate” of 1.75% per quarter (7.00% annualized) (the “Hurdle Rate”). The Company will pay the Investment Adviser an Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate; (2) 100% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate but is less than 2.1875% in any calendar quarter (8.75% annualized) (the “Catch-up Provision”); and (3) 20% of the amount of Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized). With respect to the Company’s Pre-Incentive Fee Net Investment Income from the Company’s commencement of operations until December 31, 2007, the Investment Adviser voluntarily has agreed to waive or reimburse the “Catch-Up” Provision, provided, however, that for such period the Company will pay the Investment Adviser 20% of Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). For the period January 18, 2007 (commencement of operations) through December 31, 2007, the Investment Adviser voluntarily waived Incentive Fees of approximately $1.7 million.
These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter.
The second part of the Incentive Fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement), beginning on December 31, 2007, and is calculated at the end of each applicable year by subtracting (A) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (B) the Company’s cumulative aggregate realized capital gains, in each case calculated from the date of the IPO of the Company’s shares. If such amount is positive at the end of such year, then the Capital Gains Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Fee paid for such year. For the period January 18, 2007 (commencement of operations) through December 31, 2007, no capital gains incentive fees were earned by the Investment Adviser.
Pursuant to a separate administration agreement, the Investment Adviser furnishes the Company with office facilities, equipment, clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, the Investment Adviser also will perform, or oversee the performance of, the Company’s required administrative services, which include, among other things, being responsible for the financial records that the Company is required to maintain, monitoring portfolio and regulatory compliance matters and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Investment Adviser will assist the Company in determining, and arranging for the publishing of, the Company’s net asset value, overseeing the preparation and filing of tax returns and the printing and disseminating of reports to stockholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, the Investment Adviser will receive an annual administration fee, payable quarterly in arrears at an annual rate of 0.35% of the Company’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PFPC Inc. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. For the period January 18, 2007 (commencement of operations) through December 31, 2007, the Investment Adviser earned administration fees of approximately $1.1 million.
The Investment Adviser paid to the underwriters an additional sales load of $0.15 per share, for a total sales load of $0.825 per share. The Company will pay this amount to the Investment Adviser, together with an interest factor, pursuant to an Agreement Regarding Payment of Sales Load (i) if during either the period commencing with the date of the IPO through the end of the Company’s first fiscal year or during the period of the Company’s second fiscal year (each a “Measuring Period”), the sum of (a) the Company’s aggregate distributions to its stockholders plus (b) the change in the Company’s net assets, equals or exceeds 7.00% of the net assets of the Company at the beginning of such Measuring Period (but after adjusting, if necessary, the net assets of the Company at the end of such Measuring Period as follows: by subtracting the net proceeds of any of the Company’s stock issuances, and by adding the amount of any of the Company’s stock repurchases, that occurred during such Measuring Period) and without taking into account any accrual for the total payment amount; or (ii) upon the Company’s liquidation. If neither (i) nor (ii) above has occurred by the conclusion of the second Measuring Period, then the Agreement Regarding Payment of Sales Load shall terminate on such date, without the Company having any payment obligation to the Investment Adviser. As of December 31, 2007, the Company was under no obligation to make a payment to the Investment Adviser.
Note 4. Credit Facility
In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. On April 25, 2007, the Company entered into a $265 million Revolving Credit Agreement (the “Credit Agreement” or the “Facility”), with Barton Capital LLC, the lender party thereto and Société Générale, as agent.
The Credit Agreement is a 364-day revolving credit facility with a stated maturity date of April 25, 2012 and is secured by substantially all of the assets in the Company’s portfolio, including cash and cash equivalents. Pricing is set at 0.325% over LIBOR. Additionally, there is a commitment fee of 0.17% on the unused portion of the Credit Agreement. Borrowings under the Credit Agreement are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio. The Company continues to be in compliance with all of the limitations and requirements of the Facility.
At December 31, 2007, the Company had borrowings outstanding under the Facility of $142.0 million. The interest rate charged on this loan as of December 31, 2007 was approximately 5.41%. The average daily loan balance was approximately $178.5 million at a weighted average interest rate of approximately 5.35%. Interest expense incurred during the three months ended December 31, 2007 was approximately $7.1 million.
Note 5. Net Asset Value Per Share
At December 31, 2007, the Company’s total net assets and net asset value per share were $182,015,052 and $10.27, respectively.

Note 6. Unfunded Loan Commitments
As of December 31, 2007, the Company’s portfolio had unfunded loan commitments of approximately $0.8 million. Unfunded loan commitments are marked to fair value along with the funded portion of the respective loans, in accordance with the Company’s valuation policy discussed in Note 2(a).

Borrower	Unfunded Loan Commitment
Comcorp Broadcasting, Inc.	$848,228

$848,228

Note 7. Portfolio Information
For the period January 18, 2007 (commencement of operations) through December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were approximately $1,255,368,821 and $870,095,540, respectively.
Note 8. Certain Transactions
On January 19, 2007, the Company entered into a warehouse arrangement in the form of a total return swap with the Bank of Nova Scotia, (“Scotia”). As of February 15, 2007, the notional value of the portfolio was approximately $124 million. The Company had the option, exercisable by the Company not later than March 15, 2007, to acquire the underlying assets in the total return swap at their value at the time of exercise. Upon entering into the warehouse arrangement the Company posted $9 million in collateral in a segregated account at the Company’s custodian. Prior to the termination of the warehouse arrangement, Scotia recorded the positive total return, if any, on such assets net of the warehouse arrangement’s financing cost in a collection account. To the extent there was a negative total return and the collection account had a negative balance, collateral was transferred from the collateral account to the collection account. The Company had no obligation to post additional collateral. If at any time the value of the collateral and collection account, as a percentage of the book value of the bank loans and other assets, was less than 5.00%, or 3.50% under certain circumstances, and the Company did not choose to post additional collateral by the next business day, Scotia would have the right to terminate the warehouse arrangement, dispose of all of the assets and charge the Company for any cumulative negative total return up to the remaining amount of the posted collateral. On February 26, 2007, the Company exercised the option to acquire the underlying assets. Purchases from the entire underlying portfolio were settled on June 21, 2007. The net realized gain on the warehouse arrangement was approximately $172,956, and is recorded on the Statement of Operations as net realized gain/(loss) on total return swaps. As of December 31, 2007, the Company did not have any investments in total return swaps.
Note 9. Affiliated Transactions
On January 18, 2007, the Company issued a promissory note payable to the Investment Adviser in the amount of $4 million with interest at 4.87% per annum, compounded semi-annually. The promissory note was paid off on March 8, 2007. The average daily balance on the promissory note for the time it was held was $4 million at a weighted average interest rate of 5.00%. Interest expense for this promissory note was approximately $25,929, and is recorded on the Statement of Operations.
Highland Financial Solutions, LLC (“HFS”), a wholly-owned subsidiary of the Company, was formed as a limited liability company under the laws of the State of Delaware on May 24, 2007. HFS was established to provide loan origination, syndication, placement and agency services on behalf of the Company, registered investment companies managed by the Investment Adviser and third parties.
Note 10. Financial Highlights
The following is a schedule of financial highlights for the period ended December 31, 2007:

Period Ended December 31, 2007(a)
Net asset value, beginning of period	$14.33 (b)

Net investment income	0.97
Net realized and unrealized loss on investments	(4.43)

Total from investment operations	(3.46)
Common Stock Offering Cost	(0.07)
Capital Contribution	0.26 (c)
Distributions Paid	(0.79)

	Period Ended
	December 31, 2007(a)
Net asset value, end of period	$ 10.27

Market price per share, beginning of period	$ 15.00
Market price per share, end of period	$ 8.57

Total investment return (d)
Based on net asset value per share	(23.30	)%(e)
Based on market price per share	(38.85	)%(e)

Net assets, end of period (f)	$182,015
Ratios to Average Net Assets/Supplemental Data (g):
Total operating expenses		5.74%
Interest expense		3.80%
Waiver/reimbursement		2.24%
Net expense (h)		7.30%
Net investment income		8.77%
Portfolio turnover rate	224	%(e)

(a)	The Company commenced operations on January 18, 2007.

(b)	Net asset value at the beginning of the period reflects the deduction of the one-time initial sales load in connection with the offering.

(c)	On February 20, 2007, the Investment Adviser contributed an additional $87,596 in capital to the Company prior to the Offering. No additional shares were issued in the transaction. The contribution per share is based on the pre-offering share amount of 333,333.33

(d)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Investment return assumes reinvestment of distributions.

(e)	Not annualized.

(f)	Dollars in thousands.

(g)	Ratios to average net assets are calculated using the net assets for the period starting from the Offering on February 27, 2007 through December 31, 2007.

(h)	Net expense ratio has been calculated after applying any waiver/reimbursement.
Note 11. Income Tax Information and Distributions to Stockholders
On November 6, 2007, the Company’s Board declared a fourth quarter distribution of $0.2625 per share, which was paid on December 31, 2007 to common stockholders of record on December 21, 2007.
Reclassifications are made to the Company’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
For the period ended December 31, 2007, permanent differences resulting primarily from bond bifurcation, realized swap gain/(loss) reclass and section 988 gain/(loss) were identified and reclassified among the components of the Company’s net assets as follows:

Undistributed Net Investment Income	$246,424
Accumulated Net Realized Loss	$(246,424)
The tax character of distributions paid during the period ended December 31, 2007 was as follows:

Distributions paid from:	2007
Ordinary income*	$13,915,795
Long-term capital gains	$—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward *	$(9,946,969)
Undistributed ordinary income	$3,525,488
Undistributed long-term capital gains	$—
Net unrealized appreciation/(depreciation)	$(60,038,767)

*	The accumulated losses of $9,946,969 to offset future capital gains, if any, expire on December 31, 2015.
For the period ended December 31, 2007, the Company elected to defer capital losses of $4,600,720 attributable to post-October losses.
Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for U.S. federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$2,429,611
Unrealized depreciation	(62,469,474)

Net unrealized depreciation	$(60,039,863)

The percentage of the income distributions qualifying for the dividends-received deduction available to corporations is 5.48%.
Note 12. Impact of New Accounting Standards
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurement (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements, but is not expected to result in any changes to the fair value measurements of the investments. FAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, the Company has evaluated the implications of FAS 157 and concluded that there is no material impact on the financial statements.
Note 13. Subsequent Event
On March 7, 2008, the Company’s Board declared a first quarter distribution of $0.2625 per share, payable on March 31, 2008 to common stockholders of record on March 20, 2008.

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO REORGANIZATION OF
HIGHLAND DISTRESSED OPPORTUNITIES, INC.
(the “Acquired Fund”)
INTO
HIGHLAND CREDIT STRATEGIES FUND
(the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”)
DATED [                    ], 2009
This Statement of Additional Information (“SAI”) is available to the shareholders of the Acquired Fund in connection with the proposed reorganization (the “Reorganization”) whereby the Acquired Fund will merge with and into HCF Acquisition LLC (“Merger Sub”), a wholly owned subsidiary of the Acquiring Fund (the “Merger”), with Merger Sub being the surviving entity and common stockholders of the Acquired Fund will receive shares of beneficial interest of the Acquiring Fund (and cash in lieu of any fractional shares) having an aggregate net asset value equal to the value of the assets of Acquired Fund on the Valuation Date less the value of the liabilities of Acquired Fund on such Valuation Date. Immediately after the Merger, Merger Sub will distribute its assets to Acquiring Fund, and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation of Merger Sub. As a result of the Reorganization, a common stockholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The Acquired Fund will then terminate its registration under the 1940 Act and withdraw its election to be regulated as a business development company. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement and Prospectus dated [                    ], 2009, relating to the Reorganization (the “Proxy Statement/Prospectus”).
THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT/PROSPECTUS. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to Highland Funds, c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940 or by calling [1-877-665-1287]. You may also obtain a copy of the Proxy Statement/Prospectus on the SEC’s web site at (http://www.sec.gov).

i

INVESTMENT RESTRICTIONS
          Except as described below, the Acquiring Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:
1.	invest 25% or more of the value of its total assets in any single industry or group of industries;
2.	issue senior securities or borrow money other than as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies;
3.	make loans of money or property to any person, except through loans of portfolio securities up to a maximum of 33 1/3% of the Acquiring Fund’s total assets, the purchase of debt securities, including bank loans (senior loans) and participations therein, or the entry into repurchase agreements up to a maximum of 33 1/3% of the Acquiring Fund’s total assets;
4.	underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Acquiring Fund may be deemed to be an underwriter;
5.	purchase or sell real estate, except that the Acquiring Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Acquiring Fund may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Acquiring Fund’s ownership of such other assets; or
6.	purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Acquiring Fund becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.
          As currently relevant to the Acquiring Fund, the 1940 Act requires an asset coverage of 200% for a closed-end fund issuing preferred stock and 300% for borrowings exceeding 5% of the Acquiring Fund’s assets (excluding temporary borrowings).
          The Acquiring Fund will not engage in any activities described under investment restriction number 2 pursuant to which the lenders would be able to foreclose on more than 33 1/3% of the Acquiring Fund’s total assets.
          The Acquiring Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Acquiring Fund’s Board of Trustees (“Acquiring Fund Board”) and without shareholder approval. The Acquiring Fund may not:
1.	make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Acquiring Fund’s total assets and the Acquiring Fund’s aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Acquiring Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Acquiring Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security; and
2.	purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder. Under the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in shares of any one investment company, provided the investment does not represent more than 3%

of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of advisory fees and other expenses with respect to assets invested therein. Holders of common shares will therefore be subject to duplicative expenses to the extent the Acquiring Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.
          In addition, to comply with the federal tax requirements for qualification as a regulated investment company, the Acquiring Fund’s investments must meet certain diversification requirements. See “Tax Matters.”
          For purposes of this SAI, a “majority of the outstanding” shares means (a) 67% or more of a Fund’s outstanding voting securities present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (b) more than 50% of its outstanding voting securities, whichever is less (a “1940 Act Majority Vote”).
          The percentage limitations applicable to the Acquiring Fund’s portfolio described in the Proxy Statement/Prospectus and this SAI apply only at the time of investment, except that the percentage limitation with respect to borrowing applies at all times, and the Acquiring Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.
ADDITIONAL INVESTMENT INFORMATION
          The following is a description of the various investments the Acquiring Fund may acquire, whether as a primary or secondary strategy. The information supplements the discussion of the Acquiring Fund’s investment objectives, policies and techniques that are described in the Proxy Statement/Prospectus.
SHORT-TERM DEBT SECURITIES
          For temporary defensive purposes or to keep cash on hand, the Acquiring Fund may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Short-term debt investments are defined to include, without limitation, the following:
1.	U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
2.	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

3.	Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
4.	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. Highland Capital Management, L.P. (“Highland” or the “Investment Adviser”) will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.
EQUITY SECURITIES
          The Acquiring Fund may invest in equity securities including preferred stock, convertible securities, warrants and depository receipts.
          Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
          Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure, but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
          Warrants. Warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Acquiring Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
          Depository Receipts.. The Acquiring Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or U.S. underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs may present additional investment considerations of non-U.S. securities.
VARIABLE AND FLOATING RATE INSTRUMENTS
          The Acquiring Fund may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The Acquiring Fund may invest in leveraged inverse floating rate debt instruments (“Inverse Floaters”). The interest rate of an Inverse Floater resets in the opposite direction from the market rate of interest to which it is indexed. An Inverse Floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in Inverse Floaters is associated with greater volatility in their market values. Issuers of unrated variable and floating rate instruments must satisfy the same criteria as set forth above for the Acquiring Fund. The absence of an active secondary market with respect to particular variable and floating rate instruments, however, could make it difficult for the Acquiring Fund to dispose of a variable or floating rate instrument if the issuer defaulted on its payment obligation or during periods when the Acquiring Fund is not entitled to exercise its demand rights.
          Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Acquiring Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Acquiring Fund is not entitled to exercise its demand rights, and the Acquiring Fund could, for these or other reasons, suffer a loss, with respect to such instruments.
DERIVATIVE TRANSACTIONS AND RISK MANAGEMENT
          Consistent with its investment objectives and policies set forth in the Proxy Statement/Prospectus, the Acquiring Fund may also enter into certain risk management transactions. In particular, the Acquiring Fund may purchase and sell futures contracts, exchange listed and over-the-counter put and call options on securities, equity and other indices and futures contracts, forward foreign currency contracts, and may enter into various interest rate transactions. Derivative Transactions may be used to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Derivative Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Derivative Transaction is a function of market conditions. The ability of the Acquiring Fund to manage them successfully will depend on Highland’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Derivative Transactions that the Acquiring Fund may use are described below.
          Futures Contracts and Options on Futures Contracts. In connection with its Derivative Transactions and other risk management strategies, the Acquiring Fund may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Acquiring Fund will engage in such transactions only for bona fide risk management and other portfolio management purposes.
          Forward Foreign Currency Contracts. The Acquiring Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
          The Acquiring Fund may engage in various forward currency contract strategies, including without limitation the following:
•	The Acquiring Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Acquiring Fund intends to acquire. The Acquiring Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

•	The Acquiring Fund may also use forward currency contracts to shift the Acquiring Fund’s exposure to foreign currency exchange rate changes from one currency to another. For example, if the Acquiring Fund owns securities denominated in a foreign currency and Highland believes that currency will decline relative to another currency, the Acquiring Fund might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency.

•	The Acquiring Fund may also purchase forward currency contracts to enhance income when Highland anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.

•	The Acquiring Fund may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.

•	The Acquiring Fund could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Acquiring Fund’s existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Acquiring Fund’s existing investments are denominated.

•	The Acquiring Fund may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if Highland anticipates that there will be a correlation between the two currencies.

•	The cost to the Acquiring Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.
•	When the Acquiring Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Acquiring Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Acquiring Fund might be unable to close out a forward currency contract. In either event, the Acquiring Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Acquiring Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.
          Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations on net asset value, the Acquiring Fund may sell or purchase call options (“calls”) on securities and indices based upon the prices of futures contracts and debt or equity securities that are traded on U.S. and non-U.S. securities exchanges and in the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Acquiring Fund must be “covered” as long as the call is outstanding (i.e., the Acquiring Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Acquiring Fund exposes the Acquiring Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Acquiring Fund to hold an instrument which it might otherwise have sold. The purchase of a call gives the Acquiring Fund the right to buy a security, futures contract or index at a fixed price. Calls on futures on securities must also be covered by assets or instruments acceptable under applicable segregation and coverage requirements.
          Puts on Securities, Indices and Futures Contracts. The Acquiring Fund may purchase put options (“puts”) that relate to securities (whether or not it holds such securities in its portfolio), indices or futures contracts. For the same purposes, the Acquiring Fund may also sell puts on securities, indices or futures contracts on such securities if the Acquiring Fund’s contingent obligations on such puts are covered by assets consisting of cash or securities having a value not less than the exercise price. In selling puts, there is a risk that the Acquiring Fund may be required to buy the underlying security at a price higher than the current market price.
          Interest Rate Transactions. Among the Derivative Transactions in which the Acquiring Fund may enter into are interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.
          The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset- based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Derivative Transactions are entered into for good faith risk management purposes. Highland and the Acquiring Fund will not treat them as being subject to its borrowing restrictions. The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid securities having an aggregate net asset value at all times at least equal to the accrued excess. The Acquiring Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are judged by Highland to present acceptable credit risk. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.
ADDITIONAL CHARACTERISTICS AND RISKS OF DERIVATIVE TRANSACTIONS
          In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the Proxy Statement/Prospectus, the Acquiring Fund will engage in Derivative Transactions. The Acquiring Fund will engage in such activities in the Investment Adviser’s discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Acquiring Fund occur. The Acquiring Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. The Acquiring Fund’s Derivative Transactions may accelerate and/or increase the amount of taxes payable by shareholders.
PUT AND CALL OPTIONS ON SECURITIES AND INDICES
          The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on securities indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the securities index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Acquiring Fund will experience a loss in the amount of the option premium plus any related commissions. When the Acquiring Fund sells put and call options, it receives a premium as the seller of the option. The premium that the Acquiring Fund receives for selling the option will serve as a partial offset, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Acquiring Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC Options”) which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.
          The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume;

or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.
          The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the option markets.
FUTURES CONTRACTS AND RELATED OPTIONS
          Characteristics.. The Acquiring Fund may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Acquiring Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
          Margin Requirements. At the time a futures contract is purchased or sold, the Acquiring Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Acquiring Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Acquiring Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of “variation margin” may be required, a process known as “marking to the market.” Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.
          Limitations on Use of Futures and Options on Futures. The Acquiring Fund currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Acquiring Fund may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Acquiring Fund will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Acquiring Fund’s liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Acquiring Fund’s Board at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.
          Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Acquiring Fund are generally subject to earmarking and coverage requirements of either the CFTC or the SEC, with the result that, if the Acquiring Fund does not hold the security or futures contract underlying the instrument, the Acquiring Fund will be required to designate on its books and records an ongoing basis, cash, U.S. government securities, or other liquid securities in an amount at least equal to the Acquiring Fund’s obligations with respect to such instruments.

          Such Amounts Fluctuate as the Obligations Increase or Decrease. The earmarking requirement can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.
          Derivative Transactions Present Certain Risks. With respect to Derivative Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Acquiring Fund’s position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Acquiring Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Derivative Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Acquiring Fund to successfully utilize Derivative Transactions will depend on the Investment Adviser’s ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Acquiring Fund has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Derivative Transactions will reduce net asset value.
          Regulatory Considerations. The Acquiring Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
OTHER INVESTMENT POLICIES AND TECHNIQUES
          When-Issued and Forward Commitment Securities. The Acquiring Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Acquiring Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered and that the Acquiring Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Acquiring Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.
          Pay-In-Kind Securities. The Acquiring Fund may invest in Pay-in-kind, or “PIK” securities. PIK securities are securities which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK securities also carry additional risk as holders of these types of securities typically do not receive cash until the final payment date on the security unless such security is sold. In addition, if the issuer defaults, the Acquiring Fund may obtain no return at all on its investment. The market price of PIK securities is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal income tax law requires the holder of certain PIK securities to accrue interest income with respect to these securities prior to the actual receipt of cash payments. In order to receive the special treatment accorded to “regulated investment companies” (“RICs”) and their shareholders under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and to avoid liability for U.S. federal income and/or excise taxes at the Acquiring Fund level, the Acquiring Fund may be required to distribute income accrued with respect to these securities prior to the Acquiring Fund’s receipt of cash and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
          Brady Bonds. The Acquiring Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations (primarily emerging market countries) to restructure their outstanding external indebtedness (generally, commercial bank debt). Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring. A significant amount of the Brady Bonds that the Acquiring Fund may purchase have no or limited collateralization, and the Acquiring Fund will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Acquiring Fund may invest are likely to be acquired at a discount.
          Mezzanine Investments. The Acquiring Fund may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
          Loan Participations and Assignments. The Acquiring Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporation or foreign government and one or more financial institutions (“Lenders”). The Acquiring Fund’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. Participations typically will result in the Acquiring Fund having a contractual relationship only with the Lender not the borrower. The Acquiring Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and the Acquiring Fund and only upon receipt by the Lender of the payments by the borrower. In connection with purchasing Participations, the Acquiring Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Acquiring Fund may not directly benefit from any collateral supporting the Loan in which is has purchased the Participation. As a result the Acquiring Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Acquiring Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Acquiring Fund will acquire Participations only if the Lender interpositioned between the Acquiring Fund and the borrower is determined by Highland to be creditworthy. When the Acquiring Fund purchases Assignments from Lenders, the Acquiring Fund will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Acquiring Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.
          The Acquiring Fund may have difficulty disposing of Assignments and Participations. Because there is no public market for such securities, the Acquiring Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Acquiring Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Acquiring Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Acquiring Fund to assign a value to those securities for purposes of valuing the Acquiring Fund’s portfolio and calculating its net asset value.
          Project Loans. The Acquiring Fund may invest in project loans, which are fixed income securities of issuers whose revenues are primarily derived from mortgage loans to multi-family, nursing home and other real estate development projects. The principal payments on these mortgage loans will be insured by agencies and authorities of the U.S. Government.

          Zero Coupons and Deferred Payment Obligations. The Acquiring Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current U.S. federal income tax law requires the holder of certain zero-coupon bonds to accrue interest income with respect to these securities prior to the actual receipt of cash payments by the holder. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid liability for U.S. federal income and/or excise taxes at the Acquiring Fund level, the Acquiring Fund may be required to distribute income accrued with respect to these securities prior to the Acquiring Fund’s receipt of cash and thus may have to dispose of Acquiring Fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
          The Acquiring Fund may invest in Deferred Payment Securities. Deferred payment securities are securities that remain Zero-Coupon Securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are subject to greater fluctuations in value and may have lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.
MANAGEMENT OF THE ACQUIRING FUND
BOARD OF TRUSTEES
          The Board of Trustees of the Acquiring Fund provides broad oversight over the operations and affairs of the Acquiring Fund and they protect the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Acquiring Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Acquiring Fund’s business. The names and ages of the Trustees and officers of the Acquiring Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address of each Trustee is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

Number of
Portfolios in
	Position			Highland Fund	Other
	with the	Term of Office		Complex	Directorships/
Name and	Acquiring	and Length of	Principal Occupation(s)	Overseen by	Trusteeships
Age	Fund	Time Served(1)	During Past Five Years	Trustee(2)	Held
INDEPENDENT TRUSTEES(3)

Timothy Hui (Age 60)	Trustee	3 years and Trustee since May 19, 2006.	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources, July 2001 to June 2004 at Philadelphia Biblical University.	9	None

				Number of
				Portfolios in
	Position			Highland Fund	Other
	with the	Term of Office		Complex	Directorships/
Name and	Acquiring	and Length of	Principal Occupation(s)	Overseen by	Trusteeships
Age	Fund	Time Served(1)	During Past Five Years	Trustee(2)	Held
Scott Kavanaugh (Age 48)	Trustee	3 years and Trustee since May 19, 2006.	Vice-Chairman, President and Chief Operating Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Private investor since February 2004; Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation from February 2003 to July 2003; Executive Vice President, Director and Treasurer at Commercial Capital Bank from January 2000 to February 2003; Managing Principal and Chief Operating Officer at Financial Institutional Partners Mortgage Company and Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm) from April 1998 to February 2003.	9	None

James F. Leary (Age 78)	Trustee	3 years and Trustee since May 19, 2006.	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	9	Board Member of Capstone Group of Funds (7 portfolios).

Bryan A. Ward (Age 53)	Trustee	3 years and Trustee since May 19, 2006.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	9	None.

INTERESTED TRUSTEE

R. Joseph Dougherty(4) (Age 38)	Senior Vice President; Trustee and Chairman of the Board	3 years and Trustee since March 10, 2006.	Senior Portfolio Manager of Investment Adviser since 2000, Director/Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief	9	None.

Number of
Portfolios in
	Position			Highland Fund	Other
	with the	Term of Office		Complex	Directorships/
Name and	Acquiring	and Length of	Principal Occupation(s)	Overseen by	Trusteeships
Age	Fund	Time Served(1)	During Past Five Years	Trustee(2)	Held
Executive Officer of the funds in the Highland Fund Complex since December 2008; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.
OFFICERS
          The business address of each Officer is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240.

	Position with	Term of Office and
Name and	the Acquiring	Length of Time
Age	Fund	Served	Principal Occupation(s) During Past Five Years
Brad Borud (Age [ ])	Executive Vice President	Indefinite Term and Officer since December 2008.	Senior Trader and Chief Investment Officer — Retail Products of the Adviser since April 2008 and Executive Vice President of the funds in the Highland Complex since December 2008; Senior Trader and Co-Director of Portfolio Management of the Adviser from 2003 to March 2008.

M. Jason Blackburn (Age 32)	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary	Indefinite Term and Officer since May 19, 2006.	Assistant Controller of the Investment Adviser since November 2001; Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 39)	Chief Compliance Officer	Indefinite Term and Officer since July 2007.	General Counsel and Chief Compliance Officer of the Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP from January 2007 to June 2007; Partner in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP from January 2003 to January 2007.

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees with which he serves. Messrs. Leary and Ward, as Class I Trustees, were re-elected in 2007; Messrs. Hui and Kavanaugh, as Class II Trustees, were re-elected in 2008; and Mr. Dougherty, the sole Class III Trustee, is expected to stand for re-election in 2009.

(2)	The Highland Fund Complex consists of all of the registered investment companies advised by Highland as of the date of this Statement of Additional Information. In addition, each Trustee oversees Highland Distressed Opportunities Fund, Inc., a closed-end company that has filed an election to be regulated as a business development company under the Investment Company Act.

(3)	Independent Trustees are those who are not “interested persons” as that term is defined under Section 2(a)(19) of the Investment Company Act.

(4)	Mr. Dougherty is deemed to be an “interested person” of the Acquiring Fund under the Investment Company Act because of his position with the Investment Adviser.
COMPENSATION OF TRUSTEES
          The executive officers of the Acquiring Fund and the Trustees who are “interested persons” (as defined in the 1940 Act) receive no direct remuneration from the Acquiring Fund. Effective January 1, 2008, each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based upon relative net assets. Prior to January 1, 2008, the Independent Trustees of the Acquiring Fund were compensated at a rate of $7,500 annually for serving as Trustees of the Acquiring Fund, and also received compensation from the other portfolios in the Highland Fund Complex. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not have any pension or retirement plan.
          The following table summarizes the compensation paid by the Acquiring Fund to the Trustees and the aggregate compensation paid by the Highland Fund Complex to the Trustees.

		Aggregate Compensation from
	Aggregate Compensation from the	Highland Fund Complex for the
	Acquiring Fund for the fiscal year	calendar year ended December 31,
Name of Trustee	ended December 31, 2007	2007
INTERESTED TRUSTEE
R. Joseph Dougherty	$0	$0

INDEPENDENT TRUSTEES
Bryan A. Ward	$7,500	$122,722

Scott F. Kavanaugh	$7,500	$122,722

James F. Leary	$7,500	$122,722

Timothy K. Hui	$7,500	$122,722
BOARD COMMITTEES
          In connection with the Boards’ responsibility for the overall management and supervision of the Acquiring Fund’s affairs, the Trustees meet periodically throughout the year to oversee the Acquiring Fund’s activities, review contractual arrangements with service providers for the Acquiring Fund and review the Acquiring Fund’s performance. To fulfill these duties, the Acquiring Fund has an Audit Committee, a Nominating Committee, a Litigation Committee and a Qualified Legal Compliance Committee.
          The Audit Committee consists of Timothy Hui, Scott Kavanaugh, James Leary and Bryan Ward. The Audit Committee acts according to the Audit Committee charter. Scott Kavanaugh has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for (i) oversight of the Acquiring Fund’s accounting and financial reporting processes and the audits of the Acquiring Fund’s financial statements and (ii) providing assistance to the Board in connection with its oversight of the integrity of the Acquiring Fund’s financial statements, the Acquiring Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Board has determined that the Acquiring Fund has one audit committee financial expert serving on its Audit Committee, Jim Leary, who is independent for the purpose of the definition of audit committee financial expert as applicable to the Acquiring Fund. The Audit Committee met three times during the last fiscal year.
          The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate trustees. The Nominating Committee considers recommendations for nominees from shareholders sent to the Secretary of the Acquiring Fund, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Nominating Committee met one time during the last fiscal year.
          The Litigation Committee’s function is to seek to address any potential conflicts of interest between or among the Acquiring Fund and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Acquiring Fund and the Investment Adviser or another client of the Investment Adviser. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. [The Litigation Committee did not meet during the last fiscal year.]
          The Qualified Legal Compliance Committee (the “QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Acquiring Fund who appear and practice before the Securities and Exchange Commission (the “Commission”) on behalf of the Acquiring Fund. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during the last fiscal year.
PROXY VOTING POLICIES AND PROCEDURES
          The Board of the Acquiring Fund has delegated the voting of proxies for the Acquiring Fund’s securities to Highland pursuant to Highland’s proxy voting policies and procedures. Under these policies and procedures, Highland will vote proxies related to the Acquiring Fund’s securities in the best interests of the Fund and its shareholders. A copy of Highland’s proxy voting policies and procedures is attached as Appendix B to this SAI and may be changed from time to time by Highland with the approval of the Acquiring Fund’s Board of Trustees. The Acquiring Fund’s proxy voting record for the most recent 12-month period ending June 30 is available without charge, upon request, by (i) calling 1-877-665-1287 or (ii) visiting the SEC’s web site (http://www.sec.gov).
CODES OF ETHICS
          The Acquiring Fund and the Investment Adviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Acquiring Fund. These codes can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
ADMINISTRATION SERVICES
          Pursuant to the administration services agreement between the Acquiring Fund and Highland, Highland performs the following services: (i) prepare monthly security transaction listings; (ii) supply various normal and customary portfolio and Acquiring Fund statistical data as requested on an ongoing basis; (iii) prepare for execution and file the Acquiring Fund’s federal and state tax returns; prepare a fiscal tax provision in coordination with the annual audit; prepare an excise tax provision; and prepare all relevant Form 1099 calculations; (iv) coordinate contractual relationships and communications between the Acquiring Fund and its contractual service providers; (v) coordinate printing of the Acquiring Fund’s annual and semi-annual shareholder reports; (vi) prepare income and capital gain distributions; (vii) prepare the semiannual and annual financial statements; (viii) monitor the Acquiring Fund’s compliance with Code, SEC and prospectus requirements; (ix) prepare, coordinate with the Acquiring Fund’s counsel and coordinate the filing with the SEC: semi-annual reports on Form N-SAR and Form N-CSR; Form N-Q; and Form N-PX based upon information provided by the Acquiring Fund, assist in the preparation of Forms 3, 4 and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and trustees of the Acquiring Fund, such filings to be based on information provided by those persons; (x) assist in the preparation of notices of meetings of shareholders and coordinate preparation of proxy statements; (xi) assist in obtaining the fidelity bond and trustees’ and officers’/errors and omissions insurance policies for the Acquiring Fund in accordance with the requirements of Rule 17g-1 and 17d-1(d)(7) under the 1940 Act; (xii) monitor the Acquiring Fund’s assets to assure adequate fidelity bond coverage is maintained; (xiii) draft agendas and resolutions for quarterly and special board meetings; (xiv) coordinate the preparation, assembly and mailing of board materials; (xv) attend board meetings and draft minutes thereof; (xvi) maintain the Acquiring Fund’s calendar to assure compliance with various filing and board approval deadlines; (xvii) assist the Acquiring Fund in the handling of SEC examinations and responses thereto; (xviii) assist the Acquiring Fund’s chief executive officer and chief financial officer in making certifications required under the SEC’s disclosure forms; (xix) prepare and coordinate the Acquiring Fund’s state notice filings; (xx) furnish the Acquiring Fund’s office space in the offices of Highland, or in such other place or places as may be agreed from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs of the Acquiring Fund; (xxi) perform clerical, bookkeeping, recordkeeping, and all other administrative services not provided by the Acquiring Fund’s other service providers; (xxii) determine or oversee the determination and publication of the Acquiring Fund’s net asset value in accordance with the Acquiring Fund’s policy as adopted from time to time by the Board of Trustees; (xxiii) oversee the maintenance by the Acquiring Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of the Acquiring Fund as required under Rule 31a-1(b)(2)(iv) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the board of trustees) such other books and records required by law or for the proper operation of the Acquiring Fund; (xxiv) determine the amounts available for distribution as dividends and distributions to be paid by the Acquiring Fund to its shareholders; calculate, analyze and prepare a detailed income analysis and forecast future earnings for presentation to the Board; prepare and arrange for the printing of dividend notices to shareholders, as applicable; and provide to the Acquiring Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Acquiring Fund’s dividend reinvestment plan; (xxv) serve as liaison between the Acquiring Fund and each of its service providers; (xxvi) assist in monitoring and tracking the daily cash flows of the individual assets of the Acquiring Fund, as well as security position data of portfolio investments; assist in resolving any identified discrepancies with the appropriate third party, including the Acquiring Fund’s custodian, administrative agents and other service providers, through various means including researching available data via agent notices, financial news and data services, and other sources; (xxvii) monitor compliance with leverage tests under the Acquiring Fund’s credit facility, and communicate with leverage providers and rating agencies; (xxviii) coordinate negotiation and renewal of credit agreements for presentation to the Board; (xxix) coordinate negotiations of agreements with counterparties and the Acquiring Fund’s custodian for derivatives, short sale and similar transactions, as applicable; (xxx) provide assistance with the settlement of trades of portfolio securities; (xxxi) coordinate and oversee the provision of legal services to the Acquiring Fund; (xxxii) cooperate with the Acquiring Fund’s independent registered public accounting firm in connection with audits and reviews of the Acquiring Fund’s financial statements, including interviews and other meetings, and provide necessary information and coordinate confirmations of bank loans and other assets for which custody is not through DTC, as necessary; (xxxiii) provide Secretary and any Assistant Secretaries, Treasurer and any Assistant Treasurers and other officers for the Acquiring Fund as requested; (xxxiv) develop or assist in developing compliance guidelines and procedures; (xxxv) investigate and research customer and other complaints to determine liability, facilitate resolution and promote equitable treatment of all parties; (xxxvi) determine and monitor expense accruals for the Acquiring Fund; (xxxvii) authorize expenditures and approve bills for payment on behalf of the Acquiring Fund; (xxxviii) monitor the number of shares of the Acquiring Fund registered and assist in the registration of additional shares, as necessary; (xxxix) prepare such reports as the Board may request from time to time; (xl) administer and oversee any securities lending program of the Acquiring Fund; and perform such additional administrative duties relating to the administration of the Acquiring Fund as may subsequently be agreed upon in writing between the Acquiring Fund and Highland. Highland shall have the authority to engage a sub-administrator in connection with the administrative services of the Acquiring Fund, which sub-administrator may be an affiliate of Highland; provided, however, that Highland shall remain responsible to the Acquiring Fund with respect to its duties and obligations set forth in the administration services agreement.
ADMINISTRATION AND ACCOUNTING SERVICES
          Highland provides administration services to the Acquiring Fund, For such services, Highland receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Acquiring Fund’s Managed Assets. The Acquiring Fund’s “Managed Assets” will be an amount equal to the total assets of the Acquiring Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Acquiring Fund’s investment objectives and policies, and/or (iv) any other means. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc. (“PNC”).
          The Acquiring Fund is a party to an administration and accounting services agreement with PNC Inc. pursuant to which PNC provides administrative and accounting services to the Acquiring Fund. Pursuant to the Acquiring Fund’s Administration and Accounting Services Agreement dated April 10, 2006, PNC receives an annual fee, payable monthly, in an amount equal to 0.01%, subject to a minimum fee, of the average weekly value of the Acquiring Fund’s Managed Assets plus certain other fees.
PORTFOLIO MANAGERS
          The Acquiring Fund is managed by Mark Okada, Kurtis Plumer and Brad Borud.
          As of December 31, 2007, Mark Okada managed the following client accounts:

			NUMBER OF	ASSETS
			ACCOUNTS	SUBJECT TO A
		ASSETS OF	SUBJECT TO A	PERFORMANCE
	NUMBER OF	ACCOUNTS	PERFORMANCE	FEE
TYPE OF ACCOUNT	ACCOUNTS	($ MILLIONS)	FEE	($ MILLIONS)
Registered Investment Companies	12	8,076	0	0

Other Pooled Investment Vehicles	30	21,227	26	19,821

Other Accounts	0	0	0	0

          As of December 31, 2007, Kurtis Plumer managed the following client accounts:

			NUMBER OF	ASSETS
			ACCOUNTS	SUBJECT TO A
		ASSETS OF	SUBJECT TO A	PERFORMANCE
	NUMBER OF	ACCOUNTS	PERFORMANCE	FEE
TYPE OF ACCOUNT	ACCOUNTS	($ MILLIONS)	FEE	($ MILLIONS)
Registered Investment Companies	2	933	1	85

Other Pooled Investment Vehicles	6	3,189	4	2,610

Other Accounts	0	0	0	0
          As of December 31, 2007, Brad Borud managed the following client accounts:

			NUMBER OF	ASSETS
			ACCOUNTS	SUBJECT TO A
		ASSETS OF	SUBJECT TO A	PERFORMANCE
	NUMBER OF	ACCOUNTS	PERFORMANCE	FEE
TYPE OF ACCOUNT	ACCOUNTS	($ MILLIONS)	FEE	($ MILLIONS)
Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	0	0	0	0

Other Accounts	0	0	0	0
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Conflicts of Interest
          The Investment Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Adviser furnishes advisory services to numerous clients in addition to the Acquiring Fund, and the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Investment Adviser, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Acquiring Fund. In addition, the Investment Adviser, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Adviser recommends to the Acquiring Fund. Actions with respect to securities of the same kind may be the same as or different from the action which the Investment Adviser, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Adviser’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which the Investment Adviser or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
          The Investment Adviser, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Adviser. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Acquiring Fund. As a result, the Investment Adviser will face conflicts in the allocation of investment opportunities to the Acquiring Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Acquiring Fund and such other clients or may involve a rotation of opportunities among the Acquiring Fund and such other clients.
          The Investment Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Investment Adviser’s fiduciary obligations to the Acquiring Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Acquiring Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Acquiring Fund. Not all conflicts of interest can be expected to be resolved in favor of the Acquiring Fund.
          Under current SEC regulations, the Acquiring Fund may be prohibited from co-investing with any unregistered fund managed now or in the future by Highland in certain private placements in which Highland negotiates non-pricing terms.
COMPENSATION
          Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative pre-tax performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
BASE COMPENSATION
          Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.
DISCRETIONARY COMPENSATION
          In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
     Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly -compensated employees of Highland in order to promote the success of Highland.
     Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.

          Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland. Highland believes it is in the best interest of shareholders to maintain stability of portfolio management personnel.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
          The following table sets forth the dollar range of equity securities of the Acquiring Fund beneficially owned by each portfolio manager as of the end of the Acquiring Fund’s most recently completed fiscal year.

Dollar Range of Equity Securities Beneficially Owned
by Portfolio Manager in the Acquiring Fund for the
Name of Portfolio Manager	fiscal year ended December 31, 2007
Mark Okada	$100,001 - $500,000
Kurtis Plumer	$1 - $10,000
Brad Borud	$1 - $10,000
PORTFOLIO TRANSACTIONS AND BROKERAGE
Selection of Broker-Dealers; Order Placement
          Subject to the overall review of the Board, the Investment Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Acquiring Fund, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
          The Investment Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in senior loans and other Acquiring Fund investments. Although investment decisions for the Acquiring Fund are made independently from those of such other accounts, investments of the type the Acquiring Fund may make also may be made on behalf of such other accounts. When the Acquiring Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable over time. The Investment Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Investment Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Acquiring Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Acquiring Fund and its other clients (including its duty to seek to obtain best execution of client trades).
Commission Rates; Brokerage and Research Services
          In placing orders for the Acquiring Fund’s portfolio, the Investment Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Investment Adviser, having in mind the Acquiring Fund’s best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Investment Adviser generally seeks reasonably competitive commissions or spreads, the Acquiring Fund will not necessarily be paying the lowest commission or spread available. The Investment Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms participating in a distribution of the Acquiring Fund’s shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.
          The Investment Adviser seeks to obtain “best execution” considering the execution price and overall commission costs paid and other factors. The Investment Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Investment Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Investment Adviser or the Acquiring Fund. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.
Affiliated Brokers; Regular Broker-Dealers
          Highland is currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of Highland. Absent an exemption from the SEC or other regulatory relief, the Acquiring Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Acquiring Fund may utilize affiliated brokers for agency transactions subject to compliance with policies and procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.
          During the fiscal period ended December 31, 2006, the Acquiring Fund paid brokerage commissions of $166,787, of which $1,815 was paid to NexBank.
          During the fiscal year ended December 31, 2007, the Acquiring Fund paid brokerage commissions of $99,535, of which $26,414 was paid to NexBank. During the fiscal year ended December 31, 2007, transactions in which the Acquiring Fund used NexBank as broker comprised 37.02% of the aggregate dollar amount of transactions involving the payment of commissions, and 26.54% of the aggregate brokerage commissions paid by the Acquiring Fund. 100% of the $73,121 paid to other brokers by the Acquiring Fund during the fiscal year ended December 31, 2007 (representing commissions on transactions involving approximately $67,868,965) was directed to those brokers at least partially on the basis of research services they provided. During the fiscal year ended December 31, 2007, the Acquiring Fund acquired securities of the following of its regular brokers or dealers: Credit Suisse, Morgan Stanley, JP Morgan Chase, Goldman Sachs & Co., Bank of America, Deutsche Bank, Lehman Brothers, Citigroup, Merrill Lynch and BNP Paribas Securities. At that date, the Acquiring Fund did not hold any securities of its regular brokers or dealers. For these purposes, regular brokers or dealers are (a) the brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the Acquiring Fund’s portfolio transactions during the Acquiring Fund’s most recent fiscal year, (b) the brokers or dealers that engaged as principal in the largest dollar amount of portfolio transaction of the Acquiring Fund during the Acquiring Fund’s most recent fiscal year, or (c) the brokers or dealers that sold the largest dollar amount of securities of the Acquiring Fund during the Acquiring Fund’s most recent fiscal year.

REPURCHASE OF COMMON SHARES
          The Acquiring Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Acquiring Fund to redeem their shares. Instead, the Acquiring Fund’s common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Acquiring Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.
          Notwithstanding the foregoing, at any time when there are outstanding borrowings, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accrued preferred shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Acquiring Fund will be borne by the Acquiring Fund and will not reduce the stated consideration to be paid to tendering shareholders.
          Subject to its investment restrictions, the Acquiring Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce the Acquiring Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.
          The repurchase by the Acquiring Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Acquiring Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Acquiring Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Acquiring Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.
          Before deciding whether to take any action if the common shares trade below net asset value, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the Acquiring Fund or its shareholders and market considerations. Based on these considerations, even if the Acquiring Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund and its shareholders, no action should be taken.
          If the Board determines to repurchase common shares in a private transaction or to make a tender offer for the common shares, it is expected that the terms of any such offer will require a selling or tendering (as applicable) shareholder to sell or tender (and thus effectively sell) all of his or her common shares held, or considered to be held under certain attribution rules of the Code, by such shareholder. In either such case, shareholders who sell (in a private repurchase transaction) or successfully tender and effectively sell (pursuant to a tender offer) to the Acquiring Fund all common shares held or considered to be held by them generally will be treated as having sold their shares and generally will realize a capital gain or loss. On the other hand, if a shareholder sells or tenders and effectively sells, as applicable, fewer than all of his or her common shares, such shareholder may be treated as having received a taxable dividend upon the sale or tender of his or her common shares. In such a case, there is a risk that shareholders whose percentage share interests in the Acquiring Fund increase as a result of such sale or tender will be treated as having received a taxable distribution from the Acquiring Fund. The extent of such risk will vary depending upon the particular circumstances of the private repurchase or tender offer, in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming the common shares of the

Acquiring Fund; if isolated, any such risk is likely remote. If, instead, the Board determines to repurchase common shares on the open market, such that a selling shareholder would have no specific knowledge that he or she is selling his or her shares to the Acquiring Fund, it is less likely that shareholders whose percentage share interests in the Acquiring Fund increase as a result of any such open-market sale will be treated as having received a taxable distribution from the Acquiring Fund.
To the extent the Acquiring Fund recognizes net gains on the liquidation of portfolio securities to meet any such repurchase or tender, the Acquiring Fund will be required to make additional distributions to its common shareholders.
TAX MATTERS
          The following discussion of U.S. federal income tax consequences of investment in the Acquiring Fund is based on the Code, U.S. Treasury regulations promulgated thereunder, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Acquiring Fund and does not constitute tax advice. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.
Taxation of the Acquiring Fund
          The Acquiring Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code (“RIC”). In order to qualify for the special tax treatment accorded RICs and their shareholders, the Acquiring Fund must, among other things:
          (i) derive at least 90% of its gross income for each taxable year from: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
          (ii) diversify its holdings so that, at the end of each quarter of the Acquiring Fund’s taxable year, (a) at least 50% of the market value of the Acquiring Fund’s total assets consists of cash and cash items, U.S. government securities, the securities of other RICs and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Acquiring Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Acquiring Fund’s total assets is invested (x) in the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Acquiring Fund controls (by owning 20% or more of their voting power) and that are determined to be engaged in the same business or similar or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below); and
          (iii) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions), for such year.
          In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (y) that derives at least 90% of its income from the passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (i)(a)

above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
          For purposes of meeting the diversification requirement described in (ii) above, in the case of the Acquiring Fund’s investment in Participations, the Acquiring Fund shall treat both the Lender of and the borrower under the underlying Loan as an issuer. Also, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
          If the Acquiring Fund qualifies as a RIC that is accorded special tax treatment, the Acquiring Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below in “Acquiring Fund Distributions”).
          If, for any taxable year, the Acquiring Fund were to fail to qualify as a RIC accorded special tax treatment, the Acquiring Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed as individuals. In addition, the Acquiring Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
          The Acquiring Fund intends to distribute at least annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Any investment company taxable income retained by the Acquiring Fund will be subject to Acquiring Fund-level tax at regular corporate rates. The Acquiring Fund may also retain for investment its net capital gain. If the Acquiring Fund retains any net capital gain, it will be subject to Acquiring Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
          In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a RIC, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.
          If the Acquiring Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of such year (unless an election is made to use the Acquiring Fund’s fiscal year), plus any retained amount from the prior year, the Acquiring Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, the Acquiring Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending with the calendar year. The Acquiring Fund reserves the right to pay the excise tax when circumstances warrant.
Acquiring Fund Distributions
          Distributions are taxable to shareholders even if they are paid from income or gains earned by the Acquiring Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the

Acquiring Fund’s Dividend Reinvestment Plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the new shares issued to the shareholder, or (ii) if the shares are trading below net asset value, the amount of cash allocated to the shareholder for the purchase of shares on its behalf in the open market. See “Dividend Reinvestment Plan” in the Acquiring Fund’s Proxy Statement/Prospectus for more information.
          Dividends and other distributions paid by the Acquiring Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. However, a dividend paid to shareholders in January of a year generally is deemed to have been paid by the Acquiring Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.
          The Acquiring Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Acquiring Fund. Ordinary income dividends and Capital Gain Dividends may also be subject to state and local taxes.
          For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Acquiring Fund has owned or is treated as having owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gain earned from the sale of investments that the Acquiring Fund owned (or is treating as having owned) for more than one year over net short-term capital loss from the sale of investments that the Acquiring Fund owned (or is treating as having owned) for one year or less and that are properly designated by the Acquiring Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to the shareholder receiving such distributions as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. Distributions attributable to the excess of net short-term capital gain from the sale of investments that the Acquiring Fund owned (or is treating as having owned) for one year or less over net long-term capital loss from the sale of investments that the Acquiring Fund owned (or is treating as having owned) for more than one year will generally be taxable to the shareholder receiving such distributions as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Acquiring Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Acquiring Fund level. The Acquiring Fund does not expect a significant portion of Acquiring Fund distributions to be derived from qualified dividend income.
          In order for some portion of the dividends received by a Acquiring Fund shareholder to be “qualified dividend income,” the Acquiring Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Acquiring Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Acquiring Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
          In general, distributions of investment income designated by the Acquiring Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described in the paragraph immediately above with respect to the Acquiring Fund’s shares.

          Dividends of net investment income received by corporate shareholders of the Acquiring Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Acquiring Fund from domestic corporations for the taxable year. A dividend received by the Acquiring Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Acquiring Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Acquiring Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Acquiring Fund or (3) by application of the Code. The Acquiring Fund does not expect a significant portion of Acquiring Fund distributions to be eligible for this corporate dividends-received deduction.
          To the extent that the Acquiring Fund makes a distribution of income received by the Acquiring Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase agreements and certain Derivative Transactions.
Return of Capital Distributions
          If the Acquiring Fund makes a distribution to a shareholder in excess of the Acquiring Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
          Dividends and distributions on the Acquiring Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Acquiring Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Acquiring Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Acquiring Fund’s net asset value also reflects unrealized losses.
Tax Implications of Certain Acquiring Fund Investments
          Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Acquiring Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Acquiring Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.
          Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Acquiring Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, PIK bonds will give rise to income which is required to be distributed and is taxable even though the Acquiring Fund holding the security receives no interest payment in cash on the security during the year.

          Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Acquiring Fund may be treated as having acquisition discount or OID. Generally, the Acquiring Fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Acquiring Fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.
          Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Acquiring Fund owns a preferred security that is deferring the payment of its distributions, the Acquiring Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Acquiring Fund has not yet actually received the cash distribution.
          If the Acquiring Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest (or dividends in the case of preferred securities) the Acquiring Fund actually received. Such distributions may be made from the cash assets of the Acquiring Fund or by liquidation of portfolio securities, if necessary. The Acquiring Fund may realize gains or losses from such liquidations. In the event the Acquiring Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
          Investments in distressed debt obligations that are at risk of or in default present special tax issues for the Acquiring Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Acquiring Fund should recognize market discount on a debt obligations, when the Acquiring Fund may cease to accrue interest, OID or market discount, when and to what extent the Acquiring Fund may take deductions for bad debts or worthless securities and how the Acquiring Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Acquiring Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
          A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Acquiring Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend paid by the issuer to the Acquiring Fund. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Acquiring Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest received by the Acquiring Fund.
          Any transactions by the Acquiring Fund in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.
          Any equity investments by the Acquiring Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Acquiring Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Acquiring Fund shareholders. However, the Acquiring Fund may elect to avoid the imposition of that tax. For example, the Acquiring Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Acquiring Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Acquiring Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Acquiring Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Acquiring Fund to avoid taxation. Making either of these elections therefore may require the Acquiring Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Acquiring Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.
          Income received by the Acquiring Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Acquiring Fund.
          The Acquiring Fund’s Derivative Transactions, as well as any of its other hedging, straddle and short sale transactions, generally are subject to special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short-sale rules). These rules may affect whether gains and losses recognized by the Acquiring Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Acquiring Fund, defer losses, and cause adjustments in the holding periods of the Acquiring Fund’s securities. The rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, in particular in respect of certain credit derivative transactions (e.g., credit default swaps) and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules (which determination or guidance could be retroactive) may affect whether the Acquiring Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Acquiring Fund-level tax.
          In addition, certain of these transactions (as well as any transactions in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Acquiring Fund’s book income (if any) exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Acquiring Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Acquiring Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Acquiring Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an Acquiring Fund-level tax.
          An investment by the Acquiring Fund in equity securities of real estate investment trusts (as defined in section 856 of the Code) (“REITs”) may result in the Acquiring Fund’s receipt of cash in excess of a REIT’s earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for U.S. federal income tax purposes. Any investments by the Acquiring Fund in REIT equity securities also may require the Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Acquiring Fund from a REIT generally will not constitute qualified dividend income.
          Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Acquiring Fund’s income (including income allocated to the Acquiring Fund from a REIT or other pass-through entity) (if any) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, to the extent the Acquiring Fund invests in any such interests, it may not be a suitable investment for certain tax-exempt shareholders, as noted below in “Tax-Exempt Shareholders”).
          In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Backup Withholding
          The Acquiring Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Acquiring Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Acquiring Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Sale, Exchange or Redemption of Acquiring Fund Shares
          The sale, exchange or redemption of Acquiring Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Acquiring Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Acquiring Fund shares will be disallowed if other substantially identical shares of the Acquiring Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
          Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisors.
Tax Shelter Reporting Regulations
          Under Treasury regulations, if a shareholder recognizes a loss with respect to common shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Shareholders
          Distributions properly designated as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the Acquiring Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.
          However, effective for taxable years of a RIC beginning before January 1, 2010, the Acquiring Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner was not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer of such obligation or a 10% shareholder of the issuer, (y) that was within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend paid is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Acquiring Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”, as described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the Acquiring Fund (“short-term capital gain dividends”). Depending on the circumstances, the Acquiring Fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.
          In the case of shares held through an intermediary, the intermediary may withhold even if the Acquiring Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.
          A foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Acquiring Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with certain special rules. If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.
          Special rules apply to distributions to certain foreign persons from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or RICs and not-greater-than-5% interests in publicly traded classes of stock in REITs or RICs. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Acquiring Fund generally does not expect that it will be a USRPHC or would be a USRPHC but for the operation of these exceptions, and thus does not expect these special tax rules to apply.
          In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign persons should contact their tax advisors in this regard.
          A foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.
Tax-Exempt Shareholders
          Under current law, the Acquiring Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Acquiring Fund if shares in the Acquiring Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code section 514(b).
          A tax-exempt shareholder may also recognize UBTI if the Acquiring Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Acquiring Fund exceeds the Acquiring Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Acquiring Fund). Furthermore, any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex tax consequences, especially if the Acquiring Fund has state or local governments or other tax-exempt organizations as shareholders.
          In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes excess inclusion income, then the RIC will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Acquiring Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Acquiring Fund. The Acquiring Fund has not yet determined whether such an election will be made.
          CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Acquiring Fund.
Shares Purchased Through Tax Qualified Plans
          Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Acquiring Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
General Considerations
          The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Acquiring Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.
EXPERTS
          PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, Texas 75201, provides accounting and auditing services to the Acquiring Fund.
ADDITIONAL INFORMATION
          A registration statement on Form N-14, relating to the shares offered by the Prospectus/Proxy Statement (the “Registration Statement”), has been filed by the Acquiring Fund with the SEC. For further information with respect to the Acquiring Fund, the Acquired Fund and their shares, reference is made to the Registration Statement. Statements contained in the Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain duplicating fees prescribed by the SEC, by either calling the SEC at 202-551-8090, or by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
FINANCIAL STATEMENTS
Acquired Fund and Acquiring Fund Financial Statements
The Acquired Fund’s financial statements appearing in the Acquired Fund’s Form 10-K for the period ended December 31, 2007 are incorporated by reference in this Statement of Additional Information and have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Acquired Fund. The Acquired Fund’s unaudited financial statements appearing in the Acquired Fund’s Form 10-Q for the period ended September 30, 2008 are incorporated by reference in this Statement of Additional Information. The Acquired Fund’s Forms 10-K and Forms 10-Q are available upon request and without charge by writing to the Acquired Trust at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 or by calling (877) 247-1888.
The Acquiring Fund’s financial statements appearing in the Acquiring Fund’s annual shareholder report for the period ended December 31, 2007 are incorporated by reference in this Statement of Additional Information and have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Acquiring Fund. The annual shareholder report is available upon request and without charge by writing to the Acquiring Fund at NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240 or by calling (877) 665-1287.
The Acquiring Fund’s unaudited financial statements for the period ended September 30, 2008 are presented below.

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

As of September 30, 2008 (unaudited)	Highland Credit Strategies Fund

($)

Assets:
Unaffiliated Issuers, at value (cost $1,119,667,338)	885,163,868
Affiliated issuers, at value (cost $23,498,613)	24,751,046

Total investments, at value (cost $1,143,165,951)	909,914,914
Cash	8,595,831
Restricted cash (Note 2)	104,027,450
Net unrealized appreciation on forward foreign currency contracts	4,100,360
Securities covering shorts	55,628
Cash held as collateral for securities loaned (Note 10)	31,976,043
Receivable for:
Investments sold	50,751,175
Derivatives (Swap agreements)	7,255,989
Dividends and interest receivable	23,601,224
Other assets	92,969

Total assets	1,140,371,583

Liabilities:
Notes payable (Note 8)	315,000,000
Foreign currency (Cost $1,520,188)	1,423,500
Securities sold short, at value (Proceeds $29,538,607)	30,030,496
Dividends payable on securities sold short	21,615
Net discount and unrealized depreciation on unfunded transactions (Note 9)	5,365,259
Payable upon receipt of securities loaned (Note 10)	31,976,043
Net unrealized depreciation on credit default swaps	61,479
Net unrealized depreciation on senior loan based derivatives (total return swaps)	25,595,027
Payables for:
Interest payable	15,767
Investments purchased	35,797,710
Investment advisory fee payable (Note 4)	810,993
Administration fee (Note 4)	142,624
Interest expense (Note 7)	1,150,247
Accrued expenses and other liabilities	238,322

Total liabilities	447,629,082

Net Assets Applicable To Common Shares	692,742,501

Composition of Net Assets:
Paid-in capital in excess of par value of common shares	969,282,793
Undistributed net investment income	8,901,547
Accumulated net realized gain/(loss) from investments, short positions, swaps and foreign currency transactions	(26,502,306)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward currency contracts, swaps and translation of assets and liabilities denominated in foreign currency	(258,939,533)

Net Assets Applicable to Common Shares	692,742,501

Common Shares
Net assets	692,301,444
Shares outstanding (unlimited authorization)	55,526,190
Net asset value per share (Net assets/shares outstanding)	12.48
See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)

For the Nine Months Ended September 30, 2008	Highland Credit Strategies Fund

($)

Investment Income:
Interest from unaffiliated issuers	74,610,857
Interest from affiliated issuers (Note 10)	856,053
Dividends	212,257
Securities lending income	185,158
Less taxes withheld	(906)

Total investment income	75,863,419

Expenses:
Investment advisory fees (Note 4)	7,201,797
Administration fees (Note 4)	1,440,360
Accounting service fees	347,294
Transfer agent fee	23,774
Professional fees	203,302
Trustees’ fees (Note 4)	62,181
Custodian fees	67,382
Registration fees	50,283
Reports to shareholders	87,998
Merger expenses (Note 13)	539,642
Interest expense (Note 8)	7,934,735
Other expenses	317,317

Net operating expenses	18,276,065

Dividends paid on securities sold short	960,285
Fees and expenses waived or reimbursed by Investment Adviser (Note 4)	(243,030)

Net expenses	18,993,320

Net investment income	56,870,099

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments from unaffiliated issuers	(31,058,922)
Net realized gain/(loss) on short positions	298,570
Net realized gain/(loss) on swaps	6,274,058
Net realized gain/(loss) on foreign currency transactions	(3,389,888)
Net change in unrealized appreciation/(depreciation) on investments	(187,051,307)
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	(3,015,131)
Net change in unrealized appreciation/(depreciation) on short positions	(889,914)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	5,375,618
Net change in unrealized appreciation/(depreciation) on swaps and senior loan based derivatives	(19,727,236)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	997,579

Net realized and unrealized gain/(loss) on investments	(232,186,573)

Net decrease in net assets from operations	(175,316,474)

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (unaudited)

Highland Credit Strategies Fund

	Period Ended	Year Ended
	September 30,	December 31,
	2008(unaudited)	2007
	($)	($)
Increase/(Decrease) in Net Assets:

From Operations
Net investment income	56,870,099	59,104,689
Net realized gain/(loss) on investments, short positions, swaps, senior loan based derivatives and foreign currency transactions	(27,876,182)	17,606,118
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward foreign currency contracts, swaps, senior loan based derivatives, and translation of assets and liabilities denominated in foreign currency	(204,310,391)	(81,472,559)

Net change in net assets from operations	(175,316,474)	(4,761,752)

Distributions Declared to Common Shareholders
From net investment income	(55,614,137)	(56,955,142)
From capital gains	(9,338,531)	(10,356,165)

Total distributions declared to common shareholders	(64,952,668)	(67,311,307)

Share Transactions from Common Shares

Subscriptions from rights offering	143,506,876	—
Reorganization	168,008,787	—
Distributions reinvested	—	187,383
Redemptions from reorganizations	(23,238)	—

Net increase from share transactions from common shares	311,492,425	187,383

Total increase (decrease) in net assets from common shares	71,664,340	(71,885,676)

Net Assets Applicable to Common Shares
Beginning of period	621,078,161	692,963,837

End of period (including undistributed net investment income of $8,901,547 and $7,645,585, respectively)	692,301,444	621,078,161

Change in Common Shares

Subscriptions from Rights Offering	11,535,615	—
Shares issued in reorganization	9,471,694
Issued for distributions reinvested	—	9,195
Redemptions	(1,669)	—

Net increase in common shares	21,005,640	9,195
See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS (unaudited)

For the Period Ended September 30, 2008 (unaudited)	Highland Credit Strategies Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	56,870,099

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(634,917,069)
Proceeds from disposition of investment securities	517,915,481
Increase in receivable for investments sold	(28,722,190)
Decrease in receivable for swap agreements (a)	72,902
Increase in interest and fees receivable	(10,450,252)
Increase in restricted cash	(64,765,859)
Increase in receivable for securities lending	(31,976,043)
Increase in other assets	(51,486)
Increase in securities sold short	28,920,954
Net amortization/(accretion) of premium/(discount)	(4,825,227)
Mark-to-market on realized and unrealized gain/(loss) on foreign currency	(2,392,309)
Increase in payable for investments purchased	6,063,003
Increase in payables to related parties	50,530
Decrease in interest payable	(111,998)
Increase in payable upon receipt of securities loaned	31,976,043
Increase in unrealized appreciation/(depreciation) on securities sold short	(591,344)
Increase in dividends payable on securities sold short	21,615
Increase in other expenses and liabilities	895,427

Net cash and foreign currency used by operating activities	(136,017,723)

Cash Flows Used by Financing Activities
Increase in notes payable	67,000,000
Proceeds from shares sold	143,506,876
Payment of shares redeemed	(23,238)
Distributions paid in cash	(70,130,750)

Net cash flow provided by financing activities	140,352,888

Net increase in cash and foreign currency	4,335,165

Cash and Foreign Currency
Beginning of the year	2,837,166

End of the year	7,172,331

(a)	Includes realized gain/(loss) on swap.
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

September 30, 2008	Highland Credit Strategies Fund
Note 1. Organization and Operations
Highland Credit Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Fund commenced operations on June 29, 2006.
Investment Objective
The Fund seeks to provide both current income and capital appreciation.
Note 2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
Use of Estimates
The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
Fund Valuation
The net asset value of the Fund’s Common Shares is calculated no less frequently than on the last business day of each week and month. The net asset value is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the number of Common Shares outstanding.
Security Valuation
In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources.
If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in accordance with procedures approved by the Board instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values.
There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.
Security Transactions
Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Foreign Currency
Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Short Equity and Bond Sales
A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2008	Highland Credit Strategies Fund
securities and is often obligated to pay over any payments received on such borrowed securities. Cash of $36,551,940 and $16,634,412 is held with the broker and the custodian, respectively, as collateral for short sales and is included in restricted cash on the Statement of Assets and Liabilities.
The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets.
Credit Default Swap Index
The Fund has entered into a transaction using the CDX Index (the“Index”). The Index is a tradable index with 100 equally-weighted underlying single-name credit default swaps (“CDS”). Each underlying CDS references an issuer whose bonds trade in the secondary corporate bond market. The Fund can either buy the Index (take on credit exposure) or sell the Index (pass credit exposure to a counterparty). In either case, the Fund is in essence taking a macro view of the market as a whole rather than on a particular issuer.
To compensate investors for the change in the value of the Index over time, an upfront payment is made at the time of a trade to account for the change in the present value of the Index since inception. The payment is the difference between par (or 100) and the amount of the purchase price, plus or minus (depending on whether the Fund is a buyer or seller of the Index) accrued interest. Each version of the Index launches with a fixed coupon which the seller of the Index pays quarterly (and the buyer of the Index receives quarterly). The amount of payments received or paid is the coupon times the notional amount.
Investments in the Index may involve greater risks than if the Fund had invested in the reference obligation directly. The Fund will not engage in these transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Fund.
Credit Default Swaps
To the extent consistent with the Fund’s prospectus, the Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.
Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose credit-worthiness is believed by the Investment Adviser to be equivalent to such rating.
A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage as certain other leveraged transactions, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. As of September 30, 2008, there were no credit default trades outstanding.
On September 15, 2008, Lehman Brothers Holding Co. filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code. As a result of the bankruptcy filing, on September 22, 2008, the Fund exercised its right to terminate two credit default swap trades under an agreement between itself and Lehman Brothers Special Financing, Inc., a subsidiary of Lehman Brother Holding Co. (collectively referred to as “Lehman”). Under these credit default swap trades, the Fund was a buyer of protection of Clear Channel Communications, Inc. 7.25% due 2/01/2014 with a notional value of $5,000,000 and a seller of protection of NRG Energy, Inc., 7.25% due 2/01/2014 with a notional value of $1,900,000. The termination of these two trades resulted in a gain to the Fund of $259,776 as the trades were unprofitable at the time of termination. Additionally as a result of the bankruptcy filing, the Fund exercised its right to terminate a total return swap (“MLP Swap”) with Lehman Brothers OTC Derivatives Inc., a subsidiary of Lehman Brothers Holding Co. Under this transaction the Fund had long exposure to Energy Transfer Equity, L.P., (ticker “ETE”). The termination of this trade resulted in a gain to the Fund of $308,250 as it was unprofitable at the time of the termination.
On September 10, 2008, and prior to the bankruptcy of Lehman Brother Holding Co., the Fund sold protection in two credit default swap transactions which eliminated its

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2008	Highland Credit Strategies Fund
credit default swap exposure to the issuers. In the first trade, the Fund had been originally the buyer of protection of The McClatchy Company, 7.13% due 6/01/2011, with a notional value of $5,000,000. In the second trade, the Fund had originally been the buyer of protection of the series 9 HY CDX Index, with a notional value of $2,500,000. As a result of closing these two transactions the Fund was to receive $1,064,695 from Lehman on September 15, 2008. However, as a result of Lehman filling for bankruptcy protection on this date, the Fund did not receive the $1,064,695.
The effect of the transactions above resulted in a net receivable owed to the Fund of $496,669 by Lehman. As a result, the Fund has submitted a claim for this amount in Lehman’s bankruptcy proceedings. To the extent any of the amount owed are received, the Fund will recognize a corresponding gain at that time.
Senior Loan Based Derivatives
Effective May 24, 2007, the Fund entered into an agreement with Barclays Bank PLC (“Barclays”), in the form of a transaction structured as a non-recourse, static total return swap (the “Swap”).
Generally, a total return swap is a two-party agreement under which an agreement is made to exchange returns from predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which is valued monthly according to the valuation policy mentioned above to determine each party’s obligation under the contract.
In the Swap, Barclays has agreed to make payments of the total return (income and capital appreciation) from the designated underlying asset(s) during a specified period of time in return for receiving payments from the Fund based on a reference rate, the London Interbank Offered Rate, or (“LIBOR”), plus a spread calculated on the notional amount of the assets in the Swap.
As the Swap is non-recourse, no additional collateral is required to be posted other than the amount posted at the inception of the transaction and the Fund has no liability under the Swap other than the collateral it has posted. The Fund may, however, at its own discretion post additional collateral as market movements decrease the value of the underlying loans to preserve its ability to recognize any future potential upside appreciation.
As of September 30, 2008, the notional amount of the Swaps was $144,861,056, and consisted of exposure to senior loans of 37 issuers, in 20 industries.
Cash of $39,276,131 held as collateral for the Swaps is included in restricted cash on the Statement of Assets and Liabilities. Mark-to-market is recorded as unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities and net settlement payments are recorded as realized gain/(loss) on the Statement of Operations.
Income Recognition
Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.
U.S. Federal Income Tax Status
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.
In July 2006, FASB released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the SEC delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of June 29, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.
Distributions to Shareholders
The Fund plans to pay distributions monthly and capital gain distributions annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2008	Highland Credit Strategies Fund
Statement of Cash Flows
Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.
Additional Accounting Standards
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS161 requires enhanced disclosures about the Fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.
Note 3. U.S. Federal Tax Information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006, the past two tax years ends, were as follows:

Distributions paid from:	2007	2006

Ordinary income*	$67,311,307	$20,704,560
Long-term capital gains	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.
As of December 31, 2007, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-Term	Net Unrealized
Income	Capital Gains	(Depreciation)*

$9,794,646	$1,024,735	$(47,531,588)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.
Unrealized appreciation and depreciation at September 30, 2008, based on cost of investments for U.S. federal income tax purposes and excluding any unrealized appreciation/ (depreciation) from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$9,493,355
Unrealized depreciation	(242,744,392)

Net unrealized depreciation	$(232,251,037)

Note 4. Investment Advisory, Administration, and Trustee Fees
Investment Advisory Fee
The Investment Adviser to the Fund receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.
Administration Fee
The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly known as PFPC Inc. The Investment Adviser pays PNC directly for these sub-administration services.
In connection with reorganizations of Prospect Street High Income Portfolio Inc. and Prospect Street Income Shares Inc. into the Fund on July 18, 2008, the Investment Adviser agreed to waive certain advisory and administration fees for a period of two years until July 17, 2010. Over the period of two years, the Investment Adviser agreed to waive advisory fees of $1,656,448, and administration fees of $807,602. For the nine months ended September 30, 2008, the Investment Adviser waived advisory fees of $163,376 and administration fees of $79,654.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2008	Highland Credit Strategies Fund
Fees Paid to Officers and Trustees
Effective January 1, 2008, each Trustee who is not an “interested person” of the Fund as defined in the 1940 Act (the “Independent Trustees”) receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this semi-annual report.
Prior to January 1, 2008, each Independent Trustee received an annual retainer of $25,000 from the Fund for services provided as Trustee of the Fund, and also received compensation from other portfolios in the Highland Fund Complex.
The Fund pays no compensation to its one interested Trustee or any of its officers, all of whom are employees of the Investment Adviser.
Note 5. Fund Information
For the nine months ended September 30, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $634,917,069 and $517,915,481, respectively. The purchases excludes $168,008,787 in securities received from processing the subscriptions from reorganizations.
Note 6. Senior Loan Participation Commitments
The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”) the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation (the “Selling Participant”), not with the Borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry

	Principal
Selling Participant	Amount		Value

Goldman Sachs Credit Partners L.P.:
Realogy Corp Initial B Term Loan		$250,000	$189,525
Morgan Stanley Senior Funding:
Realogy Corp Synthetic Letter of Credit		67,333	51,026
Citi London:
SMG H5 Property Ltd. Facility A Term Loan	AUD	22,940,476	15,743,019

		$23,257,809	$15,983,570

At September 30, 2008, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.
Note 7. Loan Agreement
Effective August 22, 2008, the Fund entered into an amended and restated $380,000,000 Revolving Credit and Security Agreement (the “Credit Agreement”) with The Bank of Nova Scotia. The Credit Agreement amended and restated a prior credit agreement with the same lender.
At September 30, 2008, the Fund had outstanding borrowings under the prior credit agreement, totaling $315,000,000. The interest rate charged at September 30, 2008 was 3.28%. The average daily loan balance was $271,653,285 at a weighted average interest rate of 3.40% for the nine months ended September 30, 2008. With respect to these borrowings, interest expense of $7,934,735 is included in the Statement of Operations.
The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement under Section 18(a) of the 1940 Act. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any amount representing bank loans and senior securities, from the Fund’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

		Asset Coverage
	Total Amount	per $1,000 of
Date	Outstanding	Indebtedness

09/30/2008	$315,000,000	$3,127
12/31/2007	248,000,000	3,504
12/31/2006	285,000,000	3,429
Note 8. Securities Loans
The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund is also liable for any decreases in the value of the securities lending collateral. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of September 30, 2008, the market value of securities loaned by the Fund was $28,434,847. The loaned securities were secured with cash collateral of $31,976,043.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2008	Highland Credit Strategies Fund
Note 9. Unfunded Loan Commitments
As of September 30, 2008, the Fund had unfunded loan commitments of $12,391,325, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Unfunded
Loan
Borrower	Commitment

Comcorp Broadcasting, Inc.	$50,479
Fontainebleau Las Vegas LLC	666,667
Mobileserv Ltd	5,000,000
Sirva Worldwide, Inc.	1,089,156
Sorenson Communications, Inc.	2,000,000
Tronox Worldwide, LLC	1,780,800
Westgate Investments, LLC	1,804,223

$12,391,325

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of September 30, 2008, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $3,910,661. The net change in unrealized depreciation on unfunded transactions of $(3,015,131) is recorded in the Statement of Operations.
Note 10. Transactions in Securities of Affiliated Issuers
Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. At September 30, 2008, the Fund owned $12,390,204 of senior loan notes of ComCorp Broadcasting, Inc., (“ComCorp”) purchased at a cost of $12,186,291 with a market value of $10,643,186; 7,000,000 shares or Genesys Ltd. purchased at a cost of $7,000,000 with a market value of $10,157,000 and 753,981 shares of Communications Corp. of America purchased at a cost of $4,312,322 with a market value of $3,950,860. ComCorp generated interest income of $856,053 during the nine-month period ended September 30, 2008. ComCorp did not generate any realized gains and/or losses during the same period. Genesys Ltd. and Communications Corp. of America did not generate any dividend income or realized gains and/or losses during the same period.
Note 11. Indemnification
The Fund has a variety of indemnification obligations under contracts with their service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Note 12. Disclosure of Significant Risks and Contingencies Concentration Risk
The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.
Non-Payment Risk
Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.
Credit Risk
Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.
Illiquidity of Investments Risk
The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.
Troubled, Distressed or Bankrupt Companies Risk
The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2008	Highland Credit Strategies Fund
Leverage Risk
The Fund currently uses leverage through borrowings from a credit facility, and may also use leverage through the issuances of preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss.
Foreign Securities Risk
Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.
Emerging Markets Risk
Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in foreign securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.
Derivatives Risk
Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which can not be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.
Investments in Swaps Risk
Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into total return swaps, credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.
Short Equity and Bond Sales Risk
Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. The Fund will profit from declines in the market prices of securities sold short to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase.
Note 13. 2008 Annual Shareholder Meeting Voting Results
At an Annual Meeting of the shareholders originally scheduled for June 6, 2008 and adjourned until June 10, 2008 (the “Meeting”), the shareholders were asked to vote on the election of two Trustees to the Board. On April 14, 2008 the record date of the Meeting, the Fund had 46,056,166 Common Shares (“Shares”) issued and outstanding. A quorum of the Shares issued and outstanding was present at the Meeting, and each nominee was elected with a majority of the Shares. The results were as follows:

	Shares	Percentage	Shares With	Percentage
	Voted	of Shares	Authority	of Shares
Name	For	Voted	Withheld	Voted

Timothy K. Hui	41,458,241.478	97.743%	957,197.000	2.257%
Scott F. Kavanaugh	41,485,518.478	97.808%	929,920.000	2.192%
Proposal — Election of Class II Trustees—Common Shares
Messrs. R. Joseph Dougherty, James Leary and Bryan Ward continue to serve as Trustees of the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

September 30, 2008	Highland Credit Strategies Fund
Note 14. Reorganizations
On July 18, 2008, the reorganizations of Prospect Street High Income Portfolio Inc. (“PHY”) and Prospect Street Income Shares Inc. (“CNN”) into the Fund were completed. Each reorganization was based on the respective Funds’ relative net asset values as of 4:00pm on Friday, July 18, 2008. The resulting conversion ratios were calculated as 0.18805 common shares of the Fund for each share of common stock of PHY and 0.36852 common shares of the Fund for each share of common stock of CNN.
Pro Forma Financial Statements
     Shown below are the financial statements for the Acquiring Fund and the Acquired Fund, pro forma of the Acquiring Fund financial statements including the proceeds of its rights offering and the reorganizations of Prospect Street High Income Portfolio Inc. and Prospect Street Income Shares Inc. into the Acquiring Fund and pro forma financial statements for the combined Fund. The pro forma Combined Schedule of Investments and the pro forma Combined Statement of Assets and Liabilities have been prepared as though the Reorganization had been effective on September 30, 2008. The PRO FORMA Combined Statement of Operations reflects the results of the Acquiring Fund and the Acquired Fund for the nine months ended September 30, 2008 as if the Reorganization occurred on January 1, 2008.
     The first table presents the Schedule of Investments for the Acquiring Fund and the Acquired Fund and pro forma figures for the combined Fund. The second table presents the Statements of Assets and Liabilities for the Acquiring Fund and the Acquired Fund, pro forma figures for the Acquiring Fund including the proceeds of its rights offering and reorganizations of Prospect Street High Income Portfolio Inc. and Prospect Street Income Shares Inc. into the Acquiring Fund, and estimated pro forma figures for the combined Fund. The third table presents the Statements of Operations for the Acquiring Fund and the Acquired Fund, pro forma figures for the Acquiring Fund including the proceeds of its rights offering, and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the pro forma Financial Statements.

PRO FORMA SCHEDULE OF INVESTMENTS
As of September 30, 2008

		Pro Forma Combined				Pro Forma Combined
Highland Credit	Highland Distressed	Highland Credit		Highland Credit	Highland Distressed	Highland Credit
Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)		Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)
Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Security	Value ($)	Value ($)	Value ($)
Senior Loans (a) — 74.9%
AEROSPACE — 2.6%
			AWAS Capital, Inc.
1,808,201	—	1,808,201	Second Lien Term Loan, 9.25%, 03/15/13	1,310,945	—	1,310,945
			Continental Airlines, Inc.
571,429	—	571,429	New Tranche A-1 Term Loan, 06/01/11 (b)	484,286	—	484,286
1,428,571	—	1,428,571	New Tranche A-2 Term Loan, 06/01/11 (b)	1,207,143	—	1,207,143
			Delta Airlines, Inc.
7,299,556	—	7,299,556	Term Loan Equipment Notes, 7.38%, 09/29/12	5,474,667	—	5,474,667
			DTN, Inc.
1,752,273	—	1,752,273	Tranche C Term Loan, 5.82%, 03/10/13	1,647,137	—	1,647,137
			IAP Worldwide Services, Inc.
2,736,277	—	2,736,277	First Lien Term Loan, 9.06%, 12/30/12	2,120,615	—	2,120,615
—	4,560,462	4,560,462	PIK First Lien Term Loan, 8.06%, 12/30/12	—	3,534,358	3,534,358
2,033,688	—	2,033,688	Second Lien Term Loan, PIK, 10.50%, 06/18/13	1,264,263	—	1,264,263
			Northwest Airlines, Inc.
3,079,596	—	3,079,596	Term Loan, 4.75%, 08/21/13	2,717,743	—	2,717,743
			United Air Lines, Inc.
2,482,449	—	2,482,449	Tranche B Loan, 5.46%, 01/31/14	1,553,070	—	1,553,070

				17,779,869	3,534,358	21,314,227

BROADCASTING — 4%
			Comcorp Broadcasting, Inc.
1,080,492	1,800,821	2,881,313	Revolving Loan, 8.15%, 04/13/13 (c) (d) (e)	928,143	1,546,905	2,475,048
11,309,712	18,849,521	30,159,233	Term Loan, 8.31%, 04/03/13 (b) (d) (e)	9,715,043	16,191,739	25,906,782
			Univision Communications, Inc.
4,623,000	—	4,623,000	Second Lien Term Loan, 6.50%, 03/25/09	4,414,965	—	4,414,965

				15,058,151	17,738,644	32,796,795

CABLE/WIRELESS VIDEO — 2.7%
			Broadstripe, LLC
14,148,290	—	14,148,290	First Lien Term Loan, 9.81%, 06/30/11	13,936,066	—	13,936,066
1,428,203	—	1,428,203	Revolver, 9.78%, 06/30/11	1,402,238	—	1,402,238
			Charter Communications Operating, LLC
1,977,500	—	1,977,500	Replacement Term Loan, 4.80%, 03/06/14	1,582,277	—	1,582,277
			WideOpenWest Finance, LLC
1,303,398	5,213,592	6,516,990	Second Lien Term Loan, 9.50%, 06/29/15	1,010,133	4,040,534	5,050,667

				17,930,714	4,040,534	21,971,248

CHEMICALS — 0.5%
			Arclin US Holdings, Inc.
400,000	—	400,000	First Lien Term Loan, 5.56%, 07/10/14	328,000	—	328,000
			Solutia, Inc.
1,970,038	—	1,970,038	Term Loan, 8.50%, 02/28/14	1,809,480	—	1,809,480
			Tronox Worldwide, LLC
2,419,200	—	2,419,200	Revolving Credit Loan, 6.85%, 11/28/10 (c)	2,116,800	—	2,116,800

				4,254,280	—	4,254,280

CONSUMER DURABLES — 0.2%
			Rexair LLC
2,127,676	—	2,127,676	First Lien Term Loan, 8.01%, 06/30/10	1,914,908	—	1,914,908

				1,914,908	—	1,914,908

CONSUMER NON-DURABLES — 0.8%
			Spectrum Brands, Inc.
4,597,313	—	4,597,313	Dollar Term B Loan, 6.73%, 03/30/13	3,420,401	—	3,420,401
160,498	—	160,498	Letter of Credit, 6.49%, 03/30/13	119,410	—	119,410
			Totes Isotoner Corp.
—	3,377,228	3,377,228	Second Lien Term Loan, 9.88%, 01/31/14	—	2,786,213	2,786,213

				3,539,811	2,786,213	6,326,024

DIVERSIFIED MEDIA — 4.3%
			Alpha Topco Ltd. (Formula One)
2,000,000	—	2,000,000	Second Lien Facility D, 6.63%, 06/30/14	1,677,500	—	1,677,500
			Clarke American Corp.
1,975,000	—	1,975,000	Tranche B Term Loan, 6.03%, 06/30/14	1,530,625	—	1,530,625
			Endurance Business Media, Inc.
3,000,000	—	3,000,000	Second Lien Term Loan, 10.96%, 01/26/14	2,370,000	—	2,370,000
			Metro-Goldwyn-Mayer, Inc.
8,254,644	—	8,254,644	Tranche B Term Loan, 7.01%, 04/06/12	5,664,750	—	5,664,750
2,955,000	—	2,955,000	Tranche B-1 Term Loan, 7.01%, 04/08/12	2,027,869	—	2,027,869
			Nielsen Finance LLC
7,884,322	—	7,884,322	Dollar Term Loan, 4.80%, 08/09/13	6,994,498	—	6,994,498
			Penton Media, Inc.
10,000,000	2,000,000	12,000,000	Second Lien Term Loan, 7.80%, 02/01/14	6,750,000	1,350,000	8,100,000
			Tribune Co.
7,865,126	—	7,865,126	Initial Tranche B Advance, 5.79%, 06/04/14	4,112,045	—	4,112,045
2,730,667	—	2,730,667	Tranche X Advance, 5.54%, 05/30/09	2,554,047	—	2,554,047

				33,681,334	1,350,000	35,031,334

ENERGY — 5.5%
			Alon USA Energy, Inc.
216,202	—	216,202	Edington Facility, 5.06%, 06/22/13	175,124	—	175,124
1,729,620	—	1,729,620	Paramount Facility, 5.75%, 06/22/13	1,400,992	—	1,400,992
			Crusader Energy Group, Inc.
14,985,000	—	14,985,000	Second Lien Term Loan, 10.55%, 07/17/13	14,685,300	—	14,685,300
			Delphi Acquisition Holding I B.V.
455,035	—	455,035	Facility B1, 6.01%, 01/12/15	408,776	—	408,776
455,035	—	455,035	Facility C1, 6.64%, 01/11/16	411,051	—	411,051
			Resolute Aneth, LLC
6,000,000	4,000,000	10,000,000	Second Lien Term Loan, 7.30%, 06/26/13	5,280,000	3,520,000	8,800,000
			TARH E&P Holdings, L.P.
—	5,000,000	5,000,000	First Lien Term Loan, 7.30%, 06/29/12	—	4,862,500	4,862,500
			Venoco, Inc.
14,500,000	—	14,500,000	Second Lien Loan, 6.81%, 09/20/11	13,702,500	—	13,702,500

				36,063,743	8,382,500	44,446,243

		Pro Forma Combined				Pro Forma Combined
Highland Credit	Highland Distressed	Highland Credit		Highland Credit	Highland Distressed	Highland Credit
Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)		Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)
Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Security	Value ($)	Value ($)	Value ($)

FINANCIAL — 0.9%
			Emerson Reinsurance Ltd.
1,300,000		1,300,000	Series A Loan, 4.57%, 12/15/11	1,111,500		1,111,500
500,000		500,000	Series B Loan, 5.82%, 12/15/11	427,500		427,500
200,000		200,000	Series C Loan, 8.07%, 12/15/11	171,000		171,000
—	1,500,000	1,500,000	Tranche C Term Loan, 8.07%, 12/15/11	—	1,282,500	1,282,500
			Flatiron Re Ltd.
—	64,177	64,177	Closing Date Term Loan, 8.02%, 12/29/10	—	59,685	59,685
—	31,086	31,086	Delayed Draw Term Loan, 8.02%, 12/29/10	—	28,910	28,910
			Kepler Holdings Ltd.
—	5,000,000	5,000,000	Term Loan, 9.31%, 06/30/09	—	4,500,000	4,500,000

				1,710,000	5,871,095	7,581,095

FOOD/TOBACCO — 1.9%
			DS Waters of America, Inc.
1,853,889	—	1,853,889	Term B Loan, 5.95%, 10/25/12	1,687,039	—	1,687,039
			PBM Holdings, Inc.
1,828,160	—	1,828,160	Term Loan, 5.96%, 09/27/12	1,727,611	—	1,727,611
			Wm Wrigley Jr. Co.
4,500,000	7,500,000	12,000,000	Tranche B Term Loan, 07/17/14 (b)	4,430,925	7,384,875	11,815,800

				7,845,575	7,384,875	15,230,450

FOREST PRODUCTS/CONTAINERS — 1%
			Boise Paper Holdings LLC
2,500,000		2,500,000	Second Lien Term Loan, 11.00%, 02/23/15	2,275,000		2,275,000
			Newark Group, Inc.
1,619,000		1,619,000	Credit-Link Letter of Credit, 10.21%, 03/09/13	1,295,200		1,295,200
240,300		240,300	Term Loan, 9.53%, 03/09/13	192,240		192,240
			Tegrant Corp.
—	1,000,000	1,000,000	Second Lien Term Loan, 9.27%, 03/08/15	—	200,000	200,000
			Verso Paper Finance Holdings LLC
4,928,000		4,928,000	Term Loan, 10.01%, 02/01/13	3,880,800		3,880,800

				7,643,240	200,000	7,843,240

GAMING/LEISURE — 14.7%
			Drake Hotel Acquisition
6,041,285	—	6,041,285	B Note 1, 12.90%, 04/01/09 (e) (f)	5,341,101	—	5,341,101
			Fontainebleau Florida Hotel LLC
12,500,000	6,000,000	18,500,000	Tranche C Term Loan, 8.82%, 06/06/12	11,375,000	5,460,000	16,835,000
			Fontainebleau Las Vegas LLC
1,333,333	—	1,333,333	Initial Term Loan, 6.07%, 06/06/14	810,000	—	810,000
			Ginn LA Conduit Lender, Inc.
3,937,249	—	3,937,249	First Lien Tranche A Credit-Linked Deposit, 8.54%, 06/08/11 (f)	1,017,110	—	1,017,110
8,438,203	—	8,438,203	First Lien Tranche B Term Loan, 6.20%, 06/08/11 (f)	2,179,841	—	2,179,841
			Green Valley Ranch Gaming LLC
1,561,338	—	1,561,338	New Term Loan, 5.71%, 02/16/14	1,108,550	—	1,108,550
1,000,000	—	1,000,000	Second Lien Term Loan, 6.96%, 08/16/14	522,500	—	522,500
			Harrah’s Operating Co.
—	4,975,000	4,975,000	Term B-2 Loan, 5.80%, 01/28/15	—	4,089,848	4,089,848
			Kuilima Resort Co.
7,439,660	—	7,439,660	First Lien Term Loan, 11.50%, 09/30/10 (f)	4,860,627	—	4,860,627
			Lake at Las Vegas Joint Venture
4,549,027	3,611,111	8,160,138	Revolving Loan Credit-Linked Deposit Account, 16.10%, 06/20/12 (b) (f)	1,000,786	794,444	1,795,230
34,125,359	—	34,125,359	Term Loan DIP, 11.98%, 07/16/09	34,125,359	—	34,125,359
40,074,794	—	40,074,794	Term Loan, PIK, 16.35%, 06/20/12 (b) (f)	7,858,845	—	7,858,845
	32,377,252		PIK Term Loan, 15.60%, 06/20/12 (b) (f)	—	6,219,350	6,219,350
			Pacific Clarion LLC
19,802,292	—	19,802,292	Term Loan, 15.00%, 01/23/09 (e) (g)	18,925,051	—	18,925,051
			WAICCS Las Vegas 3 LLC
6,000,000	—	6,000,000	First Lien Term Loan, 5.96%, 02/01/09	4,950,000	—	4,950,000
7,000,000	—	7,000,000	Second Lien Term Loan, 11.46%, 02/01/09	5,075,000	—	5,075,000
			Wimar Landco, LLC
5,000,000	—	5,000,000	Term Loan, 6.25%, 07/03/09 (f)	3,830,000	—	3,830,000

				102,979,770	16,563,642	119,543,412

HEALTHCARE — 6.2%
			Applied Biosystems
—	2,000,000	2,000,000	Term Loan, 09/30/15 (b)	—	1,895,000	1,895,000
			Aveta, Inc.
5,912,325	1,864,296	7,776,621	MMM Original Term Loan, 9.21%, 08/22/11 (b)	5,114,161	1,612,616	6,726,777
878,304	276,950	1,155,254	NAMM New Term Loan, 9.21%, 08/22/11 (b)	759,733	239,562	999,295
1,582,662	499,051	2,081,713	NAMM Original Term Loan, 9.21%, 08/22/11 (b)	1,369,002	431,679	1,800,681
4,845,285	1,527,833	6,373,118	PHMC Acquisition Term Loan, 9.21%, 08/22/11 (b)	4,191,172	1,321,576	5,512,748
			CCS Medical, Inc.
11,555,348	—	11,555,348	First Lien Term Loan, 7.02%, 09/30/12	9,475,385	—	9,475,385
			Danish Holdco A/S
2,500,000	—	2,500,000	Facility D, 6.54%, 11/01/16	1,500,000	—	1,500,000
3,256,337	—	3,256,337	Mezzanine Facility, PIK, 10.20%, 05/01/17	1,790,985	—	1,790,985
			LifeCare Holdings
5,422,514	982,278	6,404,792	Term Loan, 7.96%, 08/11/12	4,527,800	820,202	5,348,002
			Medical Staffing Network, Inc.
987,500	—	987,500	First Lien Term Loan, 6.31%, 07/02/13	972,687	—	972,687
			Mylan, Inc.
4,947,525	—	4,947,525	U.S. Tranche B Term Loan, 7.04%, 10/02/14	4,658,887	—	4,658,887
			Nyco Holdings 3 ApS
79,926	—	79,926	Facility A3, 5.34%, 12/29/13	64,168	—	64,168
50,914	—	50,914	Facility A4, 5.34%, 12/29/13	40,876	—	40,876
360,000	—	360,000	Facility A5, 5.34%, 12/29/13	289,022	—	289,022
			Talecris Biotherapeutics Holdings Corp.
8,954,430	—	8,954,430	First Lien Term Loan, 6.31%, 12/06/13	8,730,570	—	8,730,570
			Triumph Healthcare Second Holdings LLC
500,000	—	500,000	Second Lien Term Loan, 10.76%, 07/28/14	462,500	—	462,500

				43,946,948	6,320,635	50,267,583

		Pro Forma Combined				Pro Forma Combined
Highland Credit	Highland Distressed	Highland Credit		Highland Credit	Highland Distressed	Highland Credit
Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)		Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)
Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Security	Value ($)	Value ($)	Value ($)
HOUSING — 4.8%
			Custom Building Products, Inc.
4,633,371	—	4,633,371	First Lien Term Loan, 5.95%, 10/20/11	3,845,698	—	3,845,698
1,625,000		1,625,000	Second Lien Term Loan, 8.70%, 04/20/12	1,283,750	—	1,283,750
			LBREP/L-Suncal Master I LLC
3,190,581	—	3,190,581	First Lien Term Loan, 8.59%, 01/19/10 (f)	11,965	—	11,965
			LNR Property Corp.
8,800,000	—	8,800,000	Initial Tranche B Term Loan, 6.04%, 07/12/11	5,844,608	—	5,844,608
			MetroFlag BP, LLC / Metroflag Cable, LLC
	5,000,000		Second Lien Term Loan, 12.43%, 01/06/09	—	3,675,000	3,675,000
			MPH Mezzanine II, LLC
6,000,000	10,000,000	16,000,000	Mezzanine 2B, 7.48%, 02/09/09 (e) (f)	—	—
			MPH Mezzanine III, LLC
4,000,000	4,000,000	8,000,000	Mezzanine 3, 8.48%, 02/09/09 (e) (f)	—	—
			November 2005 Land Investors LLC
2,500,000	—	2,500,000	Second Lien Term Loan, 11.95%, 04/24/12	625,000		625,000
			Pacific Clarion, LLC
—	4,950,573		Term Loan, 15.00%, 01/23/09 (e) (g)	—	4,731,263	4,731,263
			Realogy Corp.
250,093	—	250,093	Initial Term B Loan, 5.57%, 10/10/13 (h)	189,525	—	189,525
67,333	—	67,333	Synthetic Letter of Credit, 6.93%, 10/10/13 (h)	51,026	—	51,026
			Roofing Supply Group LLC
3,832,580	—	3,832,580	Term Loan, PIK, 7.80%, 08/14/13	2,922,342	—	2,922,342
			Universal Buildings Products, Inc.
1,074,187	—	1,074,187	Term Loan, 6.34%, 04/28/12	859,349	—	859,349
			Westgate Investments LLC
8,073,323	—	8,073,323	Senior Secured Loan, PIK, 6.75%, 09/25/10 (g)	8,113,689	—	8,113,689
1,980,405	—	1,980,405	Senior Unsecured Loan, PIK, 18.00%, 09/25/12 (g)	1,990,307	—	1,990,307
3,165,493	—	3,165,493	Third Lien Term Loan, 18.00%, 06/30/15 (c) (g)	2,880,598	—	2,880,598
			Weststate Land Partners LLC
2,000,000	—	2,000,000	Second Lien Term Loan, 10.99%, 10/31/08	1,720,000	—	1,720,000

				30,337,857	8,406,263	38,744,120

INFORMATION TECHNOLOGY — 2%
			Freescale Semiconductor, Inc.
148,489	—	148,489	Term Loan, 4.24%, 11/29/13	121,946	—	121,946
			Infor Enterprise Solutions Holdings, Inc.
3,000,000	—	3,000,000	Dollar Tranche B-1, Second Lien Term Commitment, 9.26%, 07/28/12	1,380,000	—	1,380,000
2,200,000	—	2,200,000	Second Lien Delayed Draw Term Loan, 10.01%, 03/02/14 (b)	1,067,000	—	1,067,000
3,800,000	—	3,800,000	Second Lien Term Loan, 10.01%, 03/02/14 (b)	1,843,000	—	1,843,000
			Serena Software, Inc.
1,706,667	—	1,706,667	Term Loan, 4.68%, 03/11/13	1,553,067	—	1,553,067
			Sungard Data Systems Inc.
—	5,000,000	5,000,000	Incremental Term Loan Facility, 02/28/14 (b)	—	4,820,850	4,820,850
			Verint Systems, Inc.
6,000,000	—	6,000,000	Term Loan, 5.74%, 05/25/14	5,100,000	—	5,100,000

				11,065,013	4,820,850	15,885,863

MANUFACTURING — 2.9%
			Acument Global Technologies, Inc.
7,842,456	—	7,842,456	Term Loan, 7.26%, 08/11/13	7,293,484	—	7,293,484
			Generac Acquisition Corp.
1,666,667	—	1,666,667	Second Lien Term Loan, 8.79%, 05/06/14	786,667	—	786,667
			Hunter Defense Technologies, Inc.
1,000,000	—	1,000,000	Term Loan, 7.03%, 08/12/14	830,000	—	830,000
			Manitowoc Co., Inc.
5,000,000	—	5,000,000	Term B Loan, 08/30/14 (b)	4,810,000	—	4,810,000
			Matinvest 2 SAS / Butterfly Wendal US, Inc.
1,254,328	—	1,254,328	B-2 Facility, 5.38%, 06/22/14	1,128,895	—	1,128,895
1,116,317	—	1,116,317	C-2 Facility, 5.63%, 06/22/15	1,010,267	—	1,010,267
			Matinvest 2 SAS / Deutsche Connector
1,091,124	—	1,091,124	Mezzanine A USD Facility, PIK, 11.43%, 06/22/16	943,822	—	943,822
			Maxum Petroleum, Inc.
5,855,176	—	5,855,176	Term Loan, 9.33%, 09/18/13	5,445,314	—	5,445,314
			United Central Industrial Supply Co., LLC
1,564,569	—	1,564,569	Term Loan, 5.00%, 03/31/12	1,455,049	—	1,455,049

				23,703,498	—	23,703,498

METALS/MINERALS — 0.9%
			Euramax International Holdings B.V.
1,326,316	—	1,326,316	Second Lien European Loan, 10.79%, 06/29/13	895,263	—	895,263
			Euramax International, Inc.
2,753,611	—	2,753,611	Domestic Term Loan, 8.00%, 06/29/12	2,184,549	—	2,184,549
6,673,684	—	6,673,684	Second Lien Domestic Term Loan, 10.79%, 06/29/13	4,337,895	—	4,337,895

				7,417,707	—	7,417,707

RETAIL — 2.7%
			Burlington Coat Factory Warehouse Corp.
3,930,028	—	3,930,028	Term Loan, 5.06%, 05/28/13	2,816,848	—	2,816,848
			Claire’s Stores, Inc.
—	3,979,849	3,979,849	Term B Loan, 05/29/14 (b)	—	2,416,644	2,416,644
			Dollar General Corp.
2,000,000	—	2,000,000	Tranche B-2 Term Loan, 6.48%, 07/07/14	1,744,360	—	1,744,360
			Home Interiors & Gifts, Inc.
7,223,706	—	7,223,706	Initial Term Loan, 10.36%, 03/31/11 (e) (f)	1,697,571	—	1,697,571
			Movie Gallery, Inc.
94,136	—	94,136	First Lien Synthetic Letter of Credit Loan, 9.51%, 03/08/12	64,954	—	64,954
2,433,626	—	2,433,626	First Lien Term Loan, 13.21%, 03/08/12	1,679,202	—	1,679,202
			Spirit Finance Corp.
6,500,000	—	6,500,000	Term Loan, 5.80%, 08/01/13	4,550,000	—	4,550,000
			Sports Authority, Inc., The
1,955,000	—	1,955,000	Term Loan B, 6.01%, 05/03/13	1,495,575	—	1,495,575
			Toys “R” Us
5,970,149	—	5,970,149	Tranche B Term Loan, 7.06%, 07/19/12	5,392,537	—	5,392,537

				19,441,047	2,416,644	21,857,691

SERVICE — 5.4%
			Cydcor, Inc.
9,375,000	—	9,375,000	First Lien Tranche B Term Loan, 9.00%, 02/05/13	8,812,500	—	8,812,500
3,000,000	—	3,000,000	Second Lien Tranche B Term Loan, 12.00%, 02/05/14	2,820,000	—	2,820,000
			LVI Services, Inc.
—	9,401,516	9,401,516	Tranche B Term Loan, 8.06%, 11/16/11	—	6,933,618	6,933,618
			NES Rentals Holdings, Inc.
7,765,705	2,000,000	9,765,705	Second Lien Permanent Term Loan, 9.50%, 07/20/13	5,668,964	1,460,000	7,128,964
			Penhall Holding Co.
3,000,000	5,456,661	8,456,661	Term Loan PIK, 10.13%, 04/01/12	1,950,000	3,546,830	5,496,830
			Safety-Kleen Systems, Inc.
1,627,119	—	1,627,119	Synthetic Letter of Credit, 5.00%, 08/02/13	1,513,220	—	1,513,220
6,128,136	—	6,128,136	Term Loan B, 5.00%, 08/02/13	5,699,166	—	5,699,166
			Total Safety U.S., Inc.
982,500	—	982,500	First Lien Tranche B Term Loan, 6.51%, 12/08/12	943,200	—	943,200
			Valleycrest Cos., LLC
4,676,648	—	4,676,648	New Term Loan, 4.82%, 10/04/13	4,045,301	—	4,045,301

				31,452,351	11,940,448	43,392,799

		Pro Forma Combined				Pro Forma Combined
Highland Credit	Highland Distressed	Highland Credit		Highland Credit	Highland Distressed	Highland Credit
Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)		Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)
Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Security	Value ($)	Value ($)	Value ($)
TELECOMMUNICATIONS — 0.9%
			Level 3 Financing, Inc.
3,000,000	—	3,000,000	Term Loan, 4.95%, 03/13/14	2,568,780	—	2,568,780
			PaeTec Holding Corp.
4,063,132	—	4,063,132	Replacement Term Loan, 6.20%, 02/26/13	3,419,817	—	3,419,817
			Sorenson Communications, Inc.
1,673,748	—	1,673,748	Tranche C Term Loan, 5.03%, 08/16/13	1,569,139	—	1,569,139

				7,557,736	—	7,557,736

TRANSPORTATION — AUTOMOTIVE — 3.3%
			BST Safety Textiles Acquisition GMBH
2,662,000	665,500	3,327,500	Second Lien Facility, 12.10%, 06/30/09	1,929,950	395,972	2,325,922
			Delphi Corp.
8,168,139	—	8,168,139	Initial Tranche C Loan DIP, 8.50%, 12/31/08 (b)	6,765,915	—	6,765,915
831,861	—	831,861	Subsequent Tranche C Loan DIP, 8.50%, 12/31/08 (b)	689,055	—	689,055
			Ford Motor Co.
9,750,190	—	9,750,190	Term Loan, 5.49%, 12/13/13	6,508,252	—	6,508,252
			Motor Coach Industries International, Inc.
3,371,170	—	3,371,170	Second Lien Loan, PIK, 11.13%, 12/01/08 (f)	3,034,053	—	3,034,053
4,133,355	—	4,133,355	Tranche A DIP, 09/16/09 (b)	4,149,330	—	4,149,330
2,949,240	—	2,949,240	Tranche B DIP, 18.25%, 09/16/09	2,890,255	—	2,890,255

				25,966,810	395,972	26,362,782

TRANSPORTATION — LAND TRANSPORTATION — 0.8%
			New Century Transportation, Inc.
2,308,221	—	2,308,221	Term Loan, 8.96%, 08/14/12	1,615,755	—	1,615,755
			SIRVA Worldwide, Inc.
1,270,682	—	1,270,682	Revolving Credit Loan (Exit Finance), 9.96%, 05/12/12 (c)	1,200,794	—	1,200,794
2,923,930	—	2,923,930	Second Lien Term Loan, 12.00%, 05/15/15	1,827,457	—	1,827,457
1,535,256	—	1,535,256	Term Loan (Exit Finance), 10.21%, 05/12/12	1,450,817	—	1,450,817

				6,094,823	—	6,094,823

UTILITY — 4.6%
			Boston Generating LLC
6,946,970	—	6,946,970	First Lien Term Loan, 6.01%, 12/20/13	5,569,733	—	5,569,733
			Coleto Creek Power, LP
184,651	—	184,651	First Lien Synthetic Letter of Credit, 6.51%, 06/28/13	162,954	—	162,954
2,613,277		2,613,277	First Lien Term Loan, 6.51%, 06/28/13	2,306,217	—	2,306,217
4,887,500	—	4,887,500	Second Lien Term Loan, 7.76%, 06/28/13	4,015,863	—	4,015,863
			Entegra TC LLC
9,267,119	—	9,267,119	Third Lien Term Loan, PIK, 8.80%, 10/19/15	6,104,715	—	6,104,715
			GBGH LLC
5,024,486	—	5,024,486	First Lien Advance, PIK, 11.75%, 08/07/13 (f)	4,923,996	—	4,923,996
5,828,655	—	5,828,655	Second Lien Advance, PIK, 14.50%, 08/07/14 (e) (f)	3,709,356	—	3,709,356
			Mach Gen LLC
8,718,960	—	8,718,960	Term C Loan, PIK, 10.14%, 02/22/15	7,515,743	—	7,515,743
			Texas Competitive Electric Holdings Co., LLC
—	3,979,900	3,979,900	Initial Tranche B-2 Term Loan, 6.23%, 10/10/14	—	3,363,015	3,363,015

				34,308,577	3,363,015	37,671,592

WIRELESS COMMUNICATIONS — 1.2%
			American Messaging Services, Inc.
554,434	—	554,434	Senior Secured Note, 8.88%, 09/30/09	557,206	—	557,206
			Clearwire Corp.
9,900,000	—	9,900,000	Term Loan, 8.82%, 07/03/12	9,405,000	—	9,405,000

				9,962,206	—	9,962,206

			Total Senior Loans	501,655,968	105,515,688	607,171,656
			(HCF Cost $612,188,402) (HCD Cost $161,839,820)

Foreign Denominated Senior Loans (a) — 5.2%
AUSTRALIA - 1.9%
AUD
			SMG H5 Property Ltd.
22,940,476	—	22,940,476	Facility A Term Loan, 9.69%, 12/22/13 (h)	15,743,019	—	15,743,019

				15,743,019	—	15,743,019

FRANCE — 1.9%
EUR
			Ypso Holding SA
2,012,048	—	2,012,048	Eur B Acq 1 Facility, 7.51%, 03/02/15	2,119,134	—	2,119,134
3,282,814	—	3,282,814	Eur B Acq 2 Facility, 7.51%, 03/02/15	3,457,533	—	3,457,533
5,213,674	—	5,213,674	Eur B Recap 1 Facility, 7.51%, 03/02/15	5,491,157	—	5,491,157
1,389,750	—	1,389,750	Eur C Acq Facility, 7.76%, 12/31/15	1,547,052	—	1,547,052
2,610,250	—	2,610,250	Eur C Recap Facility, 7.76%, 12/31/15	2,778,542	—	2,778,542

				15,393,418	—	15,393,418

SWEDEN — 0.5%
SEK
			Nordic Cable Acquisition Co., AB
15,333,333	—	15,333,333	Facility B2 Com Hen Comm, 7.38%, 01/31/14	1,891,172	—	1,891,172
14,666,667	—	14,666,667	Facility C2 Com Hen, 7.51%, 01/31/15	1,766,878	—	1,766,878

				3,658,050	—	3,658,050

UNITED KINGDOM — 0.9%
GBP
			Mobileserv Ltd.
2,764,925	—	2,764,925	Facility B, 8.39%, 09/22/14	3,513,485	—	3,513,485
3,250,000	—	3,250,000	Facility C, 8.89%, 09/22/15	4,155,259	—	4,155,259

				7,668,744	—	7,668,744

			Total Foreign Denominated Senior Loans	42,463,231	—	42,463,231
			(Cost $52,651,447)

Asset-Backed Securities (i) — 5.1%
			AB CLO, Ltd.
2,000,000	—	2,000,000	Series 2007-1A, Class C, 6.60%, 04/15/21 (j)	1,191,420	—	1,191,420

		Pro Forma Combined				Pro Forma Combined
Highland Credit	Highland Distressed	Highland Credit		Highland Credit	Highland Distressed	Highland Credit
Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)		Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)
Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Security	Value ($)	Value ($)	Value ($)
			ACA CLO, Ltd.
4,000,000	—	4,000,000	Series 2006-2A, Class B, 3.51%, 01/20/21 (j)	2,844,370	—	2,844,370
2,000,000	—	2,000,000	Series 2007-1A, Class D, 7.10%, 06/15/22 (j)	1,118,600	—	1,118,600
			Babson CLO, Ltd.
1,000,000	—	1,000,000	Series 2007-2A, Class D, 4.49%, 04/15/21 (j)	556,840	—	556,840
			Bluemountain CLO, Ltd.
1,000,000	—	1,000,000	Series 2007-3A, Class D, 4.22%, 03/17/21 (j)	550,000	—	550,000
			Cent CDO, Ltd.
2,000,000	—	2,000,000	Series 2007-15A, Class C, 5.07%, 03/11/21 (j)	1,162,624	—	1,162,624
			Columbus Nova CLO, Ltd.
2,000,000	—	2,000,000	Series 2007- 1A, Class D, 4.16%, 05/16/19 (j)	1,084,000	—	1,084,000
			Commercial Industrial Finance Corp.
1,000,000	—	1,000,000	Series 2006-1BA, Class B2L, 7.20%, 12/22/20	497,344	—	497,344
1,000,000	—	1,000,000	Series 2006-2A, Class B2L, 6.81%, 03/01/21 (j)	395,762	—	395,762
			Cornerstone CLO, Ltd.
2,500,000	—	2,500,000	Series 2007-1A, Class C, 5.19%, 07/15/21 (j)	1,498,075	—	1,498,075
			Goldman Sachs Asset Management CLO PLC
4,000,000	—	4,000,000	Series 2007-1A, Class D, 5.42%, 08/01/22 (j)	2,662,888	—	2,662,888
1,000,000	—	1,000,000	Series 2007-1A, Class E, 7.67%, 08/02/22 (j)	528,458	—	528,458
			Greywolf CLO, Ltd
1,000,000	—	1,000,000	Series 2007-1A, Class D, 4.31%, 02/18/21 (j)	577,500	—	577,500
1,000,000	—	1,000,000	Series 2007-1A, Class E, 6.76%, 02/18/21 (j)	451,300	—	451,300
			GSC Partners CDO Fund, Ltd.
3,000,000	—	3,000,000	Series 2007-8A, Class C, 4.26%, 04/17/21 (j)	1,396,995	—	1,396,995
			Gulf Stream Sextant CLO, Ltd.
1,000,000	—	1,000,000	Series 2007-1A, Class D, 5.22%, 06/17/21 (j)	587,800	—	587,800
			Hillmark Funding
2,000,000	—	2,000,000	Series 2006-1A, Class C, 4.51%, 05/21/21 (j)	1,172,600	—	1,172,600
1,000,000	—	1,000,000	Series 2006-1A, Class D, 6.41%, 05/21/21 (j)	435,580	—	435,580
			Inwood Park CDO, Ltd.
1,000,000	—	1,000,000	Series 2006-1A, Class C, 3.49%, 01/20/21 (j)	706,400	—	706,400
1,000,000	—	1,000,000	Series 2006-1A, Class D, 4.19%, 01/20/21 (j)	640,700	—	640,700
			Limerock CLO
2,000,000	—	2,000,000	Series 2007-1A, Class D, 6.15%, 04/24/23 (j)	921,000	—	921,000
			Madison Park Funding Ltd.
2,000,000	—	2,000,000	Series 2007-5A, Class C, 4.26%, 02/26/21 (j)	1,082,958	—	1,082,958
1,500,000	—	1,500,000	Series 2007-5A, Class D, 6.31%, 02/26/21 (j)	726,141	—	726,141
			Marquette US/European CLO, PLC
1,000,000	—	1,000,000	Series 2006-1A, Class D1, 4.54%, 07/15/20 (j)	596,280	—	596,280
			Navigator CDO, Ltd.
1,000,000	—	1,000,000	Series 2006-2A, Class D, 6.70%, 09/20/20 (j)	519,700	—	519,700
			Ocean Trails CLO
1,000,000	—	1,000,000	Series 2006-1A, Class D, 6.54%, 10/12/20 (j)	558,320	—	558,320
2,500,000	—	2,500,000	Series 2007-2A, Class C, 5.14%, 06/27/22 (j)	1,397,500	—	1,397,500
			PPM Grayhawk CLO, Ltd.
1,000,000	—	1,000,000	Series 2007-1A, Class C, 4.19%, 04/18/21 (j)	578,900	—	578,900
1,150,000	—	1,150,000	Series 2007-1A, Class D, 6.39%, 04/18/21 (j)	563,796	—	563,796
			Primus CLO, Ltd.
5,000,000	—	5,000,000	Series 2007-2A, Class D, 5.19%, 07/15/21 (j)	3,074,000	—	3,074,000
2,000,000	—	2,000,000	Series 2007-2A, Class E, 7.54%, 07/15/21 (j)	1,068,000	—	1,068,000
			Rampart CLO, Ltd.
4,000,000	—	4,000,000	Series 2006-1A, Class C, 4.24%, 04/18/21 (j)	2,415,000	—	2,415,000
			St. James River CLO, Ltd.
3,000,000	—	3,000,000	Series 2007-1A, Class E, 7.12%, 06/11/21 (j)	1,638,198	—	1,638,198
			Stanfield Daytona CLO, Ltd.
1,200,000	—	1,200,000	Series 2007-1A, Class B1L, 4.15%, 04/27/21 (j)	684,936	—	684,936
			Stanfield McLaren CLO, Ltd.
4,000,000	—	4,000,000	Series 2007-1A, Class B1L, 5.21%, 02/27/21 (j)	2,624,496	—	2,624,496
			Stone Tower CLO, Ltd.
2,000,000	—	2,000,000	Series 2007-6A, Class C, 4.14%, 04/17/21 (j)	1,080,000	—	1,080,000
			Venture CDO, Ltd.
2,000,000	—	2,000,000	Series 2007-9A, Class D, 6.94%, 10/12/21 (j)	1,292,000	—	1,292,000
			Westbrook CLO, Ltd.
1,000,000	—	1,000,000	Series 2006-1A, Class D, 4.90%, 12/20/20 (j)	585,000	—	585,000

				41,465,481	—	41,465,481

			Total Asset-Backed Securities	41,465,481	—	41,465,481
			(Cost $50,368,386)

Foreign Asset-Backed Securities (i) — 0.5%
IRELAND — 0.5%
EUR
			Static Loan Funding
2,000,000	—	2,000,000	Series 2007-1X, Class D, 12.15%, 07/31/17	2,157,827	—	2,157,827
2,000,000	—	2,000,000	Series 2007-1X, Class E, 9.65%, 07/31/17	1,854,141	—	1,854,141

				4,011,968	—	4,011,968

			Total Foreign Asset-Backed Securities	4,011,968	—	4,011,968
			(Cost $5,440,884)

Corporate Notes and Bonds — 38.3%
AEROSPACE — 0.2%
			Delta Air Lines, Inc.
5,000,000	—	5,000,000	8.00%, 06/30/23 (f) (k)	125,000	—	125,000
7,000,000	—	7,000,000	8.30%, 12/15/29 (f)	175,000	—	175,000
			Northwest Airlines Corp.
2,500,000	—	2,500,000	12/30/27 (f)	21,875	—	21,875
			Northwest Airlines, Inc.
1,623,507	—	1,623,507	9.06%, 05/20/12	1,404,689	—	1,404,689

				1,726,564	—	1,726,564

BROADCASTING — 0.85%
			Clear Channel Communications, Inc.
3,000,000	—	3,000,000	5.00%, 03/15/12	1,605,000	—	1,605,000
7,000,000	—	7,000,000	6.25%, 03/15/11	4,550,000	—	4,550,000
			Young Broadcasting, Inc.
3,065,000	2,000,000	5,065,000	10.00%, 03/01/11 (k)	459,750	300,000	759,750

				6,614,750	300,000	6,914,750

		Pro Forma Combined				Pro Forma Combined
Highland Credit	Highland Distressed	Highland Credit		Highland Credit	Highland Distressed	Highland Credit
Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)		Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)
Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Security	Value ($)	Value ($)	Value ($)
CABLE/WIRELESS VIDEO - 2%
			CCH I Holdings LLC
1,250,000	—	1,250,000	9.92%, 04/01/14 (k)	468,750	—	468,750
3,375,000	—	3,375,000	10.00%, 05/15/14 (k)	1,265,625	—	1,265,625
2,500,000	—	2,500,000	11.75%, 05/15/14	975,000	—	975,000
			CCH I LLC
8,860,000	—	8,860,000	11.00%, 10/01/15 (k)	5,891,900	—	5,891,900
			Charter Communications, Inc., Convertible
2,634,000	—	2,634,000	6.50%, 10/01/27	767,153	—	767,153
			Grande Communications Holdings, Inc.
2,000,000	—	2,000,000	14.00%, 04/01/11	2,090,000	—	2,090,000
			Intelsat Bermuda Ltd.
4,500,000	—	4,500,000	11.25%, 06/15/16 (j)	4,398,750	—	4,398,750

				15,857,178	—	15,857,178

CHEMICALS - 0.7%
			Albemarle Corp.
2,000,000	—	2,000,000	5.10%, 02/01/15	1,849,944	—	1,849,944
			Georgia Gulf Corp.
2,000,000	—	2,000,000	9.50%, 10/15/14	1,240,000	—	1,240,000
			Tronox Worldwide, LLC
6,750,000	—	6,750,000	9.50%, 12/01/12 (k)	2,261,250	—	2,261,250

				5,351,194	—	5,351,194

CONSUMER NON-DURABLES — 2%
			Ames True Temper, Inc.
5,000,000	—	5,000,000	6.79%, 01/15/12 (i)	3,775,000	—	3,775,000
			Outsourcing Services Group, Inc.
837,840	—	837,840	9.00%, 03/01/09 (e) (f)	—	—	—
			Solo Cup Co.
13,245,000	—	13,245,000	8.50%, 02/15/14	10,662,225	—	10,662,225
			Spectrum Brands, Inc., PIK
2,530,000	—	2,530,000	12.00%, 10/02/13 (k) (l)	1,631,850	—	1,631,850

				16,069,075	—	16,069,075

DIVERSIFIED MEDIA — 0.8%
			Baker & Taylor, Inc.
—	8,300,000	8,300,000	11.50%, 07/01/13 (j)	—	6,515,500	6,515,500

				—	6,515,500	6,515,500

ENERGY — 0.39%
			Energy XXI Gulf Coast, Inc.
4,150,000	—	4,150,000	10.00%, 06/15/13	3,133,250	—	3,133,250

				3,133,250	—	3,133,250

FINANCIAL — 3.9%
			Allied Capital Corp.
3,500,000	—	3,500,000	6.00%, 04/01/12	3,260,362	—	3,260,362
			BankAmerica Institutional, Class A
2,000,000	—	2,000,000	8.07%, 12/31/26 (j)	1,718,614	—	1,718,614
			HUB International Holdings, Inc.
22,200,000	2,000,000	24,200,000	10.25%, 06/15/15 (j)	17,649,000	1,590,000	19,239,000
			National City Corp.
7,000,000	—	7,000,000	4.00%, 02/01/11	3,290,000	—	3,290,000
3,000,000	—	3,000,000	5.75%, 02/01/09	1,835,154	—	1,835,154
			Penhall International, Corp.
3,500,000	—	3,500,000	12.00%, 08/01/14 (j)	2,432,500	—	2,432,500

				30,185,630	1,590,000	31,775,630

FOOD/TOBACCO — 0.4%
			Pinnacle Foods Group, Inc.
500,000	4,000,000	4,500,000	10.63%, 04/01/17 (k)	377,500	3,020,000	3,397,500

				377,500	3,020,000	3,397,500

FOREST PRODUCTS/CONTAINERS — 0%
			NewPage Corp., PIK
296,010	—	296,010	9.99%, 11/01/13 (i)	263,449	—	263,449

				263,449	—	263,449

GAMING/LEISURE — 0.5%
			Tropicana Entertainment LLC
28,974,000		28,974,000	9.63%, 12/15/14 (f)	4,201,230	—	4,201,230

				4,201,230	—	4,201,230

HEALTHCARE — 16.9%
			Argatroban Royalty Sub LLC
12,482,208	3,921,541	16,403,749	18.50%, 09/21/14 (j)	12,544,619	3,941,149	16,485,768
			Azithromycin Royalty Sub LLC
10,000,000	5,000,000	15,000,000	16.00%, 05/15/19 (j)	10,050,000	5,025,000	15,075,000
			Celtic Pharma Phinco B.V.
31,496,522	9,744,782	41,241,304	PIK, 17.00%, 06/15/12 (j)	31,181,557	9,647,334	40,828,891
			Cinacalcet Royalty Sub LLC
371,434	—	371,434	8.00%, 03/30/17	419,721		419,721
—	1,038,750	1,038,750	15.50%, 03/30/17 (j)	—	1,028,362	1,028,362
			Fosamprenavir Pharma
4,849,949	—	4,849,949	15.50%, 06/15/18	4,874,199	—	4,874,199
			Ledgemont Royalty Sub, LLC
—	2,500,000	2,500,000	16.00%, 11/05/24 (j)	—	2,512,500	2,512,500
			LifeCare Holdings
5,000,000	—	5,000,000	9.25%, 08/15/13 (k)	2,925,000	—	2,925,000
			Molecular Insight Pharmaceuticals, Inc.
2,500,000	1,000,000	3,500,000	PIK, 11.10%, 11/01/12 (i)	2,556,250	1,022,500	3,578,750
			Pharma 17 (Sanctura XR)
24,500,000	—	24,500,000	16.00%, 11/05/24	24,622,500	—	24,622,500
			Pharma II (Risperidone)
2,000,000	—	2,000,000	7.00%, 01/18/18	1,820,000	—	1,820,000
			Pharma IV (Eszopiclone)
2,933,753	—	2,933,753	12.00%, 06/30/14	2,992,428	—	2,992,428
			Pharma V (Duloxetine)
2,000,000	—	2,000,000	13.00%, 10/15/13	2,060,000	—	2,060,000
			Pharma X (Sensipar-Cinacalcet)
2,077,500	—	2,077,500	15.50%, 03/30/17	2,056,725	—	2,056,725
			TCD Pharma
15,500,000	—	15,500,000	16.00%, 04/15/24	15,577,500	—	15,577,500
			Teva Pharmaceutical Finance LLC
250,000	—	250,000	5.55%, 02/01/16	232,717	—	232,717

				113,913,216	23,176,845	137,090,061

HOUSING — 2.3%
			Realogy Corp.
11,000,000	5,000,000	16,000,000	10.50%, 04/15/14	4,895,000	2,225,000	7,120,000
20,170,000	7,500,000	27,670,000	12.38%, 04/15/15 (k)	6,958,650	2,587,500	9,546,150
			SUSA Partnership LP
1,000,000	—	1,000,000	7.45%, 07/01/18	1,103,165	—	1,103,165
			WII Components, Inc
1,000,000	—	1,000,000	10.00%, 02/15/12 (k)	685,000	—	685,000

				13,641,815	4,812,500	18,454,315

		Pro Forma Combined				Pro Forma Combined
Highland Credit	Highland Distressed	Highland Credit		Highland Credit	Highland Distressed	Highland Credit
Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)		Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)
Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Security	Value ($)	Value ($)	Value ($)
INFORMATION TECHNOLOGY — 1.6%
			Charys Holding Co., Inc.
5,000,000	—	5,000,000	8.75%, 02/16/12 (e) (f) (j)	1,565,500	—	1,565,500
			Freescale Semiconductor, Inc.
2,000,000	—	2,000,000	6.69%, 12/15/14 (i)	1,350,000	—	1,350,000
700,000	800,000	1,500,000	9.13%, 12/15/14 PIK (j)	444,500	508,000	952,500
—	3,200,000	3,200,000	10.13%, 12/15/16	—	2,064,000	2,064,000
			MagnaChip Semiconductor
13,000,000	—	13,000,000	6.07%, 12/15/11 (i) (k)	4,355,000	—	4,355,000
			Spansion LLC
5,000,000	—	5,000,000	11.25%, 01/15/16 (j) (k)	2,900,000	—	2,900,000

				10,615,000	2,572,000	13,187,000

RETAIL — 1.4%
			Blockbuster, Inc.
6,022,000	—	6,022,000	9.00%, 09/01/12	4,335,840	—	4,335,840
			Claire’s Stores, Inc.
7,250,000	—	7,250,000	10.50%, 06/01/17	2,465,000	—	2,465,000
			Dollar General Corp.
4,830,000	—	4,830,000	10.63%, 07/15/15 (k)	4,781,700	—	4,781,700

				11,582,540	—	11,582,540

TELECOMMUNICATIONS — 0.1%
			Nordic Telephone Co. Holdings APS
500,000	—	500,000	8.88%, 05/01/16 (j)	457,500	—	457,500

				457,500	—	457,500

TRANSPORTATION — AUTOMOTIVE — 1.6%
			American Tire Distributors Holdings, Inc.
11,500,000	—	11,500,000	9.04%, 04/01/12 (i)	9,717,500	—	9,717,500
			Delphi Corp.
3,784,000	2,500,000	6,284,000	6.50%, 05/01/09 (f)	473,000	312,500	785,500
200,000	2,667,000	2,867,000	6.50%, 08/15/13 (f)	26,000	346,710	372,710
3,933,000	1,500,000	5,433,000	6.55%, 06/15/09 (f) (k)	491,625	187,500	679,125
8,334,000	3,500,000	11,834,000	7.13%, 05/01/29 (f) (k)	1,041,750	437,500	1,479,250
			Motor Coach Industries International, Inc.
1,250,000	12,000,000	13,250,000	11.25%, 05/01/09 (f)	93,750	60,000	153,750

				11,843,625	1,344,210	13,187,835

UTILITY — 0.2%
			Kiowa Power
2,000,000	—	2,000,000	5.74%, 03/30/21 (j)	1,835,898	—	1,835,898
			USGEN New England PCG
56,303	—	56,303	7.46%, 01/02/15 (f)	—	—	—

				1,835,898	—	1,835,898

WIRELESS COMMUNICATIONS — 2.5%
			Alltel Corp.
2,000,000	—	2,000,000	7.88%, 07/01/32	1,995,000	—	1,995,000
			Digicel Group, Ltd. PIK
19,492,000	—	19,492,000	9.13%, 01/15/15 (j)	16,422,010	—	16,422,010
			ICO North America, Inc.
2,173,000	—	2,173,000	8.50%, 08/15/09	1,488,505	—	1,488,505
				19,905,515	—	19,905,515

			Total Corporate Notes and Bonds	267,574,929	43,331,055	310,905,984
			(HCF Cost $351,754,554) (HCD Cost $70,279,883)

Claims — 0.2%
AEROSPACE — 0.2%
			Delta Airlines, Inc.
581,794	—	581,794	Delta ALPA Claim, 12/31/10 (m)	18,908	—	18,908
			Northwest Airlines, Inc.
3,000,000	3,000,000	6,000,000	ALPA Trade Claim, 8/21/2013 (m)	120,000	120,000	240,000
—	2,500,000	2,500,000	Bell Atlantic Trade Claim, 08/21/13 (m)	—	100,000	100,000
—	2,500,000	2,500,000	EDC Trade Claims, 08/21/13 (m)	—	100,000	100,000
5,326,500	5,326,500	10,653,000	Flight Attendant Claim, 8/21/2013 (m)	213,060	213,060	426,120
—	1,500,000	1,500,000	GE Trade Claim, 08/21/13 (m)	—	60,000	60,000
3,161,250	4,728,134	7,889,384	IAM Trade Claim, 8/21/2013 (m)	126,450	189,125	315,575
—	8,433,116	8,433,116	Pinnacle Trade Claim, 08/21/13 (m)	—	337,325	337,325
3,512,250	3,512,250	7,024,500	Retiree Claim, 8/21/2013 (m)	140,490	140,490	280,980
				618,908	1,260,000	1,878,908

			Total Claims	618,908	1,260,000	1,878,908
			(HCF Cost $2,612,060) (HCD Cost $5,362,822)

Shares

Common Stocks — 8.2%
BROADCASTING — 1.3%
753,981	1,256,635	2,010,616	Communications Corp. of America (e) (d) (m)	3,950,860	6,584,767	10,535,627
18,118	—	18,118	Gray Television, Inc.	31,163	—	31,163
108,772	—	108,772	Gray Television, Inc., Class A	375,263	—	375,263

				4,357,286	6,584,767	10,942,053

CHEMICALS — 0.6%
265,045	—	265,045	Hercules, Inc. (k)	5,245,241	—	5,245,241

CONSUMER NON-DURABLES — 0%
24,015	—	24,015	Outsourcing Services Group, Inc. (e) (j) (m)	—	—	—

DIVERSIFIED MEDIA — 0.1%
46,601	—	46,601	American Banknote Corp. (e) (m)	675,715	—	675,715

ENERGY — 0.1%
17,100	—	17,100	Helix Energy Solutions Group, Inc. (m)	415,188	—	415,188

FINANCIAL — 0.2%
555,258		555,258	Altiva Financial Corp. (m)	3,609	—	3,609
84,158	—	84,158	Hatteras Financial Corp. (k)	1,952,466	—	1,952,466
				1,956,075	—	1,956,075

GAMING/LEISURE — 0.4%
111,988	—	111,988	Penn National Gaming, Inc. (m)	2,975,521	—	2,975,521

HEALTHCARE — 4.1%
7,000,000	12,000,000	19,000,000	Genesys Ltd. (d) (e) (m)	10,157,000	17,412,000	27,569,000
1,072,961	—	1,072,961	Microvision, Inc. (m)	2,081,544	—	2,081,544
44,008	—	44,008	Teva Pharmaceutical Industries Ltd., SP ADR (k)	2,015,126	—	2,015,126
36,795	—	36,795	UnitedHealth Group, Inc.	934,225	—	934,225
22,397	—	22,397	WellPoint, Inc. (m)	1,047,508	—	1,047,508

				16,235,403	17,412,000	33,647,403

		Pro Forma Combined				Pro Forma Combined
Highland Credit	Highland Distressed	Highland Credit		Highland Credit	Highland Distressed	Highland Credit
Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)		Strategies Fund (HCF)	Opportunities Inc. (HCD)	Strategies Fund (HCF)
Principal Amount ($)	Principal Amount ($)	Principal Amount ($)	Security	Value ($)	Value ($)	Value ($)
HOUSING — 0%
8	—	8	Westgate Investments LLC, Class B-1 (m) (e)	—	—	—

RETAIL — 0%
15,000	—	15,000	Sally Beauty Holdings, Inc. (k) (m)	129,000	—	129,000

SERVICE — 0.4%
200,964	—	200,964	Safety-Kleen Systems, Inc. (m)	3,016,475	—	3,016,475

TELECOMMUNICATIONS — 0.3%
107,953	—	107,953	iPCS, Inc. (m)	2,404,113	—	2,404,113
232	—	232	Knology, Inc. (m)	1,872	—	1,872
70,342	—	70,342	Micadent PLC (m) (e)	—	—
1	—	1	Viatel Holding (Bermuda) Ltd. (m)	11	—	11

				2,405,996	—	2,405,996

TRANSPORTATION — AUTOMOTIVE — 0%
1,544,148	—	1,544,148	Delphi Corp. (m)	106,546	—	106,546

TRANSPORTATION — LAND TRANSPORTATION — 0.2%
18,030	—	18,030	SIRVA Worldwide, Inc. (e) (m)	1,262,100	—	1,262,100

UTILITY — 0.2%
81,194	—	81,194	Entegra TC LLC (m)	1,542,686	—	1,542,686

WIRELESS COMMUNICATIONS — 0.2%
1,078,905	138,632	1,217,537	ICO Global Communications Holding Ltd. (m)	1,176,006	151,109	1,327,115
554,527	—	554,527	ICO Global Communications Holding Ltd. (Restricted) (m)	604,434	—	604,434

				1,780,440	151,109	1,931,549

			Total Common Stocks	42,103,672	24,147,876	66,251,548
			(HCF Cost $56,204,872) (HCD Cost $19,687,203)

Preferred Stocks — 1.2%
10,000	—	10,000	Adelphia Communications Corp., Series B (m)	—
1,000,000	—	1,000,000	Adelphia Recovery Trust (m)	20,000	—	20,000
2,150,537	—	2,150,537	Dfine, Inc., Series D (e) (m)	9,999,997	—	9,999,997

				10,019,997	—	10,019,997

			Total Preferred Stocks	10,019,997	—	10,019,997
			(HCF Cost $10,934,997)

Warrants (m) — 0%
20,000	—	20,000	Clearwire Corp., expires 08/15/10	750	—	750
1,000	—	1,000	Grande Communications, expires 04/01/11	10	—	10
	—		IAP Worldwide Services, Inc.	—	—
49,317		49,317	Series A, expires 06/12/15,
	—		IAP Worldwide Services, Inc.	—	—
14,444		14,444	Series B, expires 06/12/15,
	—		IAP Worldwide Services, Inc.	—	—
7,312		7,312	Series C, expires 06/12/15,
643,777	—	643,777	Microvision, Inc., expires 07/23/13	—	—
6,000	—	6,000	Sirius XM Radio, Inc., expires 03/15/10	—	—
			Total Warrants	760	—	760
			(HCF Cost $1,010,349)

Total Investments — 133.7%				909,914,914	174,254,619	1,084,169,533
(HCF cost of $1,143,165,951) (n) (HCD Cost $257,169,728) (k)

The amount of $53,186,352 in HCF cash was segregated with the brokers and/or custodian to cover investments sold short outstanding as of September 30, 2008 and is included in “Other Assets & Liabilities, Net”:

Short Sales — 3.7%
DEBT SECURITIES - 0.9%

GAMING/LEISURE — 0.5%
6,000,000	—	6,000,000	Isle of Capri Casinos, Inc.	4,050,000	—	4,050,000

			7.00%, 03/01/14

HOUSING — 0.4%
6,000,000	—	6,000,000	Nortek, Inc.	3,450,000	—	3,450,000

			8.50%, 09/01/14

EQUITY SECURITIES — 2.8%
Shares

CHEMICALS — 0.1%
24,649	—	24,649	Ashland, Inc.	720,737	—	720,737

CONSUMER DURABLES — 0.1%
75,000	—	75,000	Interface, Inc., Class A	852,750	—	852,750

CONSUMER NON-DURABLES — 0.4%
147,059	—	147,059	Helen of Troy Ltd. (o)	3,348,533	—	3,348,533

DIVERSIFIED MEDIA — 0.3%
172,200	—	172,200	New York Times Co., Class A	2,460,738	—	2,460,738

HOUSING — 0.3%
253,771	—	253,771	Furniture Brands International, Inc.	2,669,671	—	2,669,671

INFORMATION TECHNOLOGY — 0.2%
70,000	—	70,000	Watts Water Technologies, Inc., Class A	1,914,500	—	1,914,500

MANUFACTURING — 0.5%
65,000	—	65,000	Carlisle Cos., Inc.	1,948,050	—	1,948,050
27,110	—	27,110	Mohawk Industries, Inc. (o)	1,826,943	—	1,826,943

				3,774,993		3,774,993

RETAIL — 0.8%
242,276	—	242,276	Ethan Allen Interiors, Inc.	6,788,574	—	6,788,574

Total Investments sold short				30,030,496	-	30,030,496

(HCF Proceeds $29,538,607)

a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which Highland Credit Strategies Fund (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. (Unless otherwise identified by footnote (g), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at September 30, 2008. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

b)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

c)	Senior Loan assets have additional unfunded loan commitments. As of September 30, 2008, the Fund had unfunded loan commitments of $12,475,474, which could be extended at the option of the Borrower, pursuant to the following loan agreements:

Unfunded Loan
Borrower	Commitment
ComCorp Broadcasting, Inc.	$134,628
Fontainebleu Las Vegas, LLC	666,667
Mobileserv Ltd.	5,000,000
Sirva Worldwide, Inc.	1,089,156
Sorenson Communications, Inc.	2,000,000
Tronox Worldwide, LLC	1,780,800
Westgate Investments, LLC	1,804,223

$12,475,474

d)	Affiliated issuer. Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. Comcorp Broadcasting, Inc.(Senior Loan and Common Stock) and Genesys Ltd.(Common Stock), with a total aggregate market value of $66,486,457, or 8.2% of net assets, were affiliated as of September 30, 2008. valued under fair value procedures as of September 30, 2008.

e)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate market value of $110,038,697, or 13.57% of net assets, were valued under fair value procedures as of September 30, 2008.

f)	The issuer is in default of its payment obligation. Income is not being accrued.

g)	Fixed rate senior loan.

h)	Loans held on participation.

i)	Floating rate asset. The interest rate shown reflects the rate in effect at September 30, 2008.

j)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2008, these securities amounted to $122,582,754 or 15.12% of net assets.

k)	Securities (or a portion of securites) on loan. As of September 30, 2008, the market value of securities loaned was $28,434,847. The loaned securities were secured with cash collateral of $31,976,043.

l)	Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. Spectrum Brands, Inc., (Corporate Note & Bond) has a rate of 12.00% until 10/02/08.

m)	Non-income producing security.

n)	Cost basis for U.S. federal income tax purposes is identical to book basis. Unrealized appreciation and depreciation on investments are as follows:

Gross unrealized appreciation	$15,526,068
Gross unrealized depreciation	(331,692,214)

Net unrealized depreciation	$(316,166,146)

o)	No dividend payable on security sold short.

AUD Australian Dollar

EUR Euro Currency

GBP Great Britain Pound

SEK Swedish Kronor

CDO Collateralized Debt Obligation

CLO Collateralized Loan Obligation

DIP Debtor-in-Possession

PIK Payment-in-Kind

SP ADR Sponsored American Depositary Receipt

Forward foreign currency contracts outstanding as of September 30, 2008 were as follows:

Contracts to		Principal Amount		Net Unrealized
Buy or Sell	Currency	Covered by Contacts	Expiration	Appreciation
Sell	EUR	9,746,166	11/28/2008	$1,595,026.00
Sell	EUR	7,500,000	2/4/2009	988,506
Sell	GBP	1,074,620	11/28/2008	334,942
Sell	GBP	7,000,000	2/4/2009	1,181,886

				$4,100,360

Security Valuation:
In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by the Fund’s Board of Trustees (the “Board”) or its designee in good faith in accordance with procedures approved by the Board. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in accordance with procedures approved by the Board instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Shortterm investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Statement of Assets and Liabilities
Pro Forma Combined Statement of Assets and Liabilities for Highland Credit Strategies Fund and Prospect Street High Income Portfolio Inc. as of September 30, 2008 (Unaudited)

					Pro Forma Combined
	Highland Credit	Highland Distressed	Pro Forma		Highland Credit
	Strategies Fund (HCF)	Opportunities Inc. (HCD)	Adjustments		Strategies Fund (HCF)
Assets:
Unaffiliated Investments, at value	885,163,868	132,519,208			1,017,683,076
Affiliated Investments, at value	24,751,046	41,735,411			66,486,457

Total Investments, at value	909,914,914	174,254,619

Cash	8,595,831	—			8,595,831
Foreign Currency	—	3,102			3,102
Restricted Cash	104,027,450	—			104,027,450
Net unrealized appreciation on forward currency contracts	4,100,360	—			4,100,360
Securities covering shorts	55,628	—			55,628
Cash held as collateral for securities loaned	31,976,043	—			31,976,043
Receivable for:					—
Investments Sold	50,751,175	17,716,081			68,467,256
Swap agreements	7,255,989	—			7,255,989
Dividends and interest receivables	23,601,224	4,506,802			28,108,026
Other assets	92,969	154,586			247,555

Total assets	1,140,371,583	196,635,190	—		1,337,006,773

Liabilities:
Due to Custodian	—	3,224,095			3,224,095
Note payable	315,000,000	49,000,000			364,000,000
Foreign currency	1,423,500	—			1,423,500
Securities sold short, at value	30,030,496	—			30,030,496
Dividends payable on securities sold short	21,615	—			21,615
Net discount and unrealized depreciation on unfunded transactions	5,365,259	11,862			5,377,121
Payable upon receipt of securities loaned	31,976,043	—			31,976,043
Net unrealized depreciation on credit default swaps	61,479	—			61,479
Net unrealized depreciation on total return swaps	25,595,027	—			25,595,027
Payables for:					—
Interest payable	15,767	—			15,767
Investments purchased	35,797,710	24,299,666			60,097,376
Investment advisory fee payable	810,993	919,733			1,730,726
Administration fee	142,624	160,953			303,577
Incentive fee	—	—			—
Interest expense	1,150,247	195,259			1,345,506
Directors’ fees	—	2,006			2,006
Accrued expenses and other liabilities	238,322	281,281	500,000	1	1,019,603

Total liabilities	447,629,082	78,094,855	500,000		526,223,937

Net Assets Applicable to Common Shares:	692,742,501	118,540,335	(500,000)		810,782,836

Composition of Net Assets:
Par value of common shares	55,526	17,717	(8,212)		65,031
Paid-in capital in excess of par value of common shares	969,227,267	253,163,644	8,212		1,222,399,123
Undistributed net investment income	8,901,547	965,144	(500,000)	1	9,366,691
Accumulated net realized gain/(loss) from investments, swaps and foreign currency transactions	(26,502,306)	(52,679,469)			(79,181,775)
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward currency contracts, swaps and translation of assets and liabilities denominated in foreign currency	(258,939,533)	(82,926,701)	—		(341,866,234)

Net Assets Applicable to Common Shares	692,742,501	118,540,335	(500,000)	1	810,782,836

Common Shares
Net Assets	692,742,501	118,540,335			810,782,836
Shares outstanding	55,526,190	17,716,771	(8,212,604)	2	65,030,357
Net asset value per share (net assets/shares outstanding)	12.48	6.69			12.47

(1)	Reflects adjustments for estimated reorganization expenses of $500,000.

(2)	Reflects adjustments to the number of shares outstanding due to the reorganization
See Notes to Pro Forma Combined Financial Statements

Statement of Operations
Pro Forma Combined Statement of Operations for Highland Credit Strategies Fund and Prospect Street High Income Portfolio Inc. for the Nine Months ended September 30, 2008 (Unaudited)

					Pro Forma Combined
	Highland Credit	Highland Distressed	Pro Forma		Highland Credit
	Strategies Fund (HCF)	Opportunities Inc. (HCD)	Adjustments		Strategies Fund (HCF)
Investment Income:
Unaffliated interest income	74,610,857	17,089,645	—		91,700,502
Affiliated interest income	856,053	1,328,066	—		2,184,119
Dividends	212,257	40,685	—		252,942
Securities lending income	185,158	—
Other income	(906)	—	—		(906)

Total investment income	75,863,419	18,458,396	—		94,136,657

Expenses:
Investment advisory fees	7,201,797	3,566,640	(2,070,722)	a	8,697,715
Incentive fees	—	1,680,346	(1,680,346)	b	—
Administration fees	1,440,360	624,162	(324,979)	a	1,739,543
Accounting service fees	347,294	119,027	(74,879)	c	391,442
Transfer agent fees	23,774	23,367	(23,367)	c	23,774
Professional fees	203,302	582,386	(555,464)	c	230,224
Trustees’ fees	62,181	16,788	—	c	78,969
Custodian fees	67,382	28,573	(14,577)	c	81,378
Registration fees	50,283	18,065	(18,065)	c	50,283
Delware franchise tax	—	38,951	(38,951)	c	—
Rating agency fees	23,985	40,148	(40,148)	c	23,985
Reports to shareholders	87,998	41,554	(23,275)	c	106,277
Reorganization expense related to PHY and CNN	539,642	—	—	c	539,642
Other Expenses	293,332	258,070	(243,193)	c	308,209

Net operating expenses	10,341,330	7,038,077	(5,107,966)		12,271,441

Interest Expense	7,934,735	2,726,479	—		10,661,214
Dividends on securities sold short	960,285	—	—		960,285

Total Expenses	19,236,350	9,764,556	(5,107,966)		23,892,940

Less: Fee waiver	(243,030)	(809,977)	—		(1,053,007)

Net expense	18,993,320	8,954,579	(5,107,966)		22,839,933

Net investment income	56,870,099	9,503,817	5,107,966		71,296,724

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	(31,058,922)	(38,131,772)			(69,190,694)
Net realized gain/(loss) on short positions	298,570	—
Net realized gain/(loss) on swaps	6,274,058	—			6,274,058
Net realized gain/(loss) on foreign currency transactions	(3,389,888)	(8)			(3,389,896)
Net change in unrealized appreciation/(depreciation) on investments	(187,051,307)	(22,875,246)			(209,926,553)
Net change in unrealized appreciation/(depreciation) on unfunded transactions	(3,015,131)	(11,863)			(3,026,994)
Net change in unrealized appreciation/(depreciation) on short positions	(889,914)	—			(889,914)
Net change in unrealized appreciation/(depreciation) on forward currency contracts	5,375,618	—			5,375,618
Net change in unrealized appreciation/(depreciation) on swaps	(19,727,236)	—			(19,727,236)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	997,579	(825)			996,754

Net realized and unrealized gain/(loss) on investments	(232,186,573)	(61,019,714)	—		(293,504,857)

Net (decrease)/increase in net assets, applicable to common shareholders, from operations	(175,316,474)	(51,515,897)	5,107,966		(222,208,133)
See Notes to Pro Forma Combined Financial Statements

(a)	Reflects the decrease in the advisory and administration fee due to the lower advisory and administration fee of HCF relative to HCD.

(b)	Reflects the elimination of the incentive fee as HCF does not charge an incentive fee.

(c)	Reflects the elimination of duplicative expenses and economies of scale due to the proposed merger

Highland Distressed Opportunities, Inc. Merger With and Into Highland Credit Strategies Fund
Notes to Pro Forma Combined Financial Statements (Unaudited)
1. Basis of Combination:
     The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at September 30, 2008 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the nine months ended September 30, 2008, reflect the accounts of Highland Distressed Opportunities, Inc. (“Acquired Fund”) and Highland Credit Strategies Fund (“Acquiring Fund”), each a “Fund.” Following the reorganization, Highland Credit Strategies Fund will be the accounting survivor. The Pro Forma Statements assume the preferred shares of the Acquired Fund were redeemed prior the reorganization and a corresponding amount was borrowed under the credit facility of the Acquiring Fund.
     Under the terms of the Agreement and Plan of Reorganization, the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, stockholders of the Acquired Fund will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Acquired Fund will recognize no gain or loss as a result of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization. However, stockholders of the Acquired Fund may recognize gain or loss with respect to cash such holders receive pursuant to the Agreement and Plan of Reorganization in lieu of fractional shares. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on September 30, 2008. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the nine months ended September 30, 2008 as if the merger occurred on January 1, 2008. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year end for the Funds is December 31. The Pro Forma Combined Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.
2. Use of Estimates:
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
3. Investment Valuation:
     In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by Highland Capital Management, L.P. in good faith in accordance with procedures approved by the Fund’s Board of Trustees. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4 PM London Time Spot Rate.
4. Capital Shares:
     The unaudited pro forma net asset values per share assumes additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of September 30, 2008. The number of additional shares issued was calculated by dividing the net asset value of each class of the Acquired Fund by the respective class net asset value per share of the Acquiring Fund.
5. Pro Forma Operations:
     In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the nine months ended September 30, 2008.
6. Federal Income Taxes:
     It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders. Therefore, no federal income tax provision is required.

APPENDIX A
RATINGS OF INVESTMENTS
     Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:
Issue Credit Rating Definitions
     A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days— including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
     Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
     Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Appendix A-1

AAA
     An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
     An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
     An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
     An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
     Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
     An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
     An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
     An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
     An obligation rated “CC” is currently highly vulnerable to nonpayment.

Appendix A-2

C
     A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.
D
     An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (–)
     The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR
     This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
A-1
     A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
     A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
     A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
     A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Appendix A-3

B-1
     A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2
     A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3
     A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
     A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
     A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Dual Ratings
     Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).
Active Qualifiers (Currently applied and/or outstanding)
i
     This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
L
     Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Appendix A-4

p
     This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.
pi
     Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.
pr
     The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
Preliminary
     Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor ‘s reserves the right not to issue a final rating.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
t
     This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
unsolicited
     Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Appendix A-5

Inactive Qualifiers (No longer applied or outstanding)
*
     This symbol indicated continuance of the ratings is contingent upon Standard & Poor ‘s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c
     This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.
q
     A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r
     The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
     Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:
Long-Term Obligation Ratings
     Moody’s long-term obligation ratings are opinions of the relative credit risk of a fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Moody’s Long-Term Rating Definitions:
Aaa
     Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
     Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
     Obligations rated A are considered upper medium-grade and are subject to low credit risk.
Baa
     Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Appendix A-6

Ba
     Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
     Obligations rated B are considered speculative and are subject to high credit risk.
Caa
     Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
     Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
     Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
     Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Medium-Term Note Ratings
     Moody’s assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:
•	Notes containing features that link interest or principal to the credit performance of any third party or parties (i.e., credit-linked notes);

•	Notes allowing for negative coupons, or negative principal

•	Notes containing any provision that could obligate the investor to make any additional payments

•	Notes containing provisions that subordinate the claim.
     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.
     For credit-linked securities, Moody’s policy is to “look through” to the credit risk of the underlying obligor. Moody’s policy with respect to non-credit linked obligations is to rate the issuer’s ability to meet the contract as stated, regardless of potential losses to investors as a result of non-credit developments. In other words, as long as the obligation has debt standing in the event of bankruptcy, we will assign the appropriate debt class level rating to the instrument.

Appendix A-7

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Short-Term Ratings:
     Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
     Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
     Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

Appendix A-8

APPENDIX B
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
     1.1. This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
     1.2. The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
     2.1. Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.
     2.2. Voting.
     2.2.1. Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager(s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.
     2.2.2. If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.
     2.3. Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.
     2.3.1. For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund’s Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.
     2.3.2. For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the

Appendix B-1

Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.
     2.4. Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.5. Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.
     2.6. Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.
3. Conflicts of Interest
     3.1. Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1. The issuer is a Client of the Company accounting for more than 5% of the Company’s annual revenues.
     3.1.2. The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3. The issuer is an entity in which a “Covered Person” (as defined in the Retail Funds’ and the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4. The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5. The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).
     3.1.6. Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

Appendix B-2

     3.1.7. The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8. Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2. Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1. The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the Client’s holdings with the Company.
     3.2.2. The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping and Retention
     4.1. The Company shall retain records relating to the voting of proxies, including:
     4.1.1. Copies of this Policy and any amendments thereto.
     4.1.2. A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.3. Records of each vote cast by the Company on behalf of Clients.
     4.1.4. A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.5. A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2. These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
     4.3. The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).
     4.4. Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds’ Boards of Directors and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.

Appendix B-3

PROXY
HIGHLAND DISTRESSED OPPORTUNITIES, INC.
PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY ___, 2009
The undersigned, revoking any previously executed proxies, hereby appoints R. Joseph Dougherty and M. Jason Blackburn, or each of them acting individually, as proxies of the undersigned, each with full power of substitution, to represent and vote all of the common shares of the Fund that the undersigned would be entitled to vote at the Special Meeting of Stockholders of Highland Distressed Opportunities, Inc. to be held at the offices of to be held at [Galleria Tower I, 13355 Noel Road, Suite 275 — The Chicago Room, Dallas, Texas 75240,] on February [  ], 2009, at 8:00 a.m. Central Time, and at any and all adjournments thereof.
Receipt of the Notice of Special Meeting of Stockholders dated January ___, 2009 and the accompanying Proxy Statement/Prospectus, which describes the matters to be considered and voted on, is hereby acknowledged.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

Signature(s) should be exactly as name or names appear on this proxy. If shares are held jointly, EITHER owner may sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Signature(s)	Date
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

▲ FOLD HERE ▲
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HIGHLAND DISTRESSED OPPORTUNITIES, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INDICATED BELOW, OR FOR THE PROPOSAL IF YOU SIGN, DATE AND RETURN THIS PROXY BUT NO CHOICE IS INDICATED. THE BOARD OF DIRECTORS OF HIGHLAND DISTRESSED OPPORTUNITIES, INC. RECOMMENDS A VOTE FOR THE PROPOSAL.
Please mark your vote below in blue or black ink. Do not use red ink.

	FOR	AGAINST	ABSTAIN

1.
A proposal to approve an Agreement and Plan of Merger and Liquidation among Highland Distressed Opportunities, Inc. (the “Acquired Fund”), Highland Credit Strategies Fund (the “Acquiring Fund”) and HCF Acquisition LLC, a wholly owned subsidiary of the Acquiring Fund (“Merger Sub”), pursuant to which the Acquired Fund will merge with and into Merger Sub (the “Merger”) with Merger Sub being the surviving entity and the common stockholders of Acquired Fund will receive shares of beneficial interest of Acquiring Fund (and cash in lieu of any fractional shares); the Acquired Fund will withdraw its election to be regulated as a business development company; immediately after the Merger, Merger Sub will distribute its assets to Acquiring Fund and Acquiring Fund will assume the liabilities of Merger Sub, in complete liquidation and dissolution of Merger Sub.
	[ ]	[ ]	[ ]
In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment thereof.

Control Number:	TAG ID:

Check Digit	CUSIP:

PART C
OTHER INFORMATION
ITEM 15. INDEMNIFICATION
Article V of the Registrant’s Agreement and Declaration of Trust, dated as of March 10, 2006, provides as follows:
5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.
(b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
(d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) the 1940 Act) or any other right to which he or she may be lawfully entitled.
(e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.
5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.
5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.
5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be permitted to trustees, officers and controlling persons of the Acquiring Fund, pursuant to the foregoing provisions or otherwise, the Acquiring Fund has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Acquiring Fund of expenses incurred or paid by a trustee, officer or controlling person of the Acquiring Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Acquiring Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

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Reference is made to Section 8 of the underwriting agreement attached as Exhibit 7(a) and Section 7 of the dealer manager agreement attached as Exhibit 7(b), which are incorporated herein by reference and discuss the rights, responsibilities and limitations with respect to indemnity and contribution.
ITEM 16. EXHIBITS
(1)	Agreement and Declaration of Trust (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9, 2006)

(2)	By-laws (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9, 2006)

(3)	Voting Trust Agreement. (Not Applicable)

(4)	Form of Agreement and Plan of Reorganization. (Filed herewith as Appendix A to the Proxy Statement/Prospectus)

(5)	Provisions of instruments defining the rights of holders of securities are contained in the Registrant’s Agreement and Declaration of Trust and By-laws.

(6)	Investment Advisory Agreement. (Incorporated by reference to Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 21, 2006)
(7)	(a)	Underwriting Agreement. (Incorporated by reference to Pre- Effective Amendment No. 5 to the Registrant’s Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 21, 2006)

	(b)	Dealer Manager Agreement with respect to rights offering. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement, File Nos. 333-147121 and 811-21869, filed on December 14, 2007)
(8)	Bonus, profit sharing or pension contracts. (Not applicable)

(9)	Custodian Services Agreement. (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9, 2006)

(10)	12b-1 or 18f-3 Plans. (Not applicable)

(11)	Opinion and Consent of Counsel as to the legality of shares being registered. (To be filed by amendment)

(12)	Opinion and Consent of Counsel regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus. (To be filed by post-effective amendment)
(13)	(a)	Administration Services Agreement. (Incorporated by reference to Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 21, 2006)

	(b)	Sub-administration Services Agreement. (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9, 2006)

	(c)	Transfer Agency Services Agreement. (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9, 2006)

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(d)	Accounting Services Agreement. (Incorporated by reference to Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 9, 2006)

(e)	Marketing and Structuring Fee Agreement. (Incorporated by reference to Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement, File Nos. 333-132436 and 811-21869, filed on June 21, 2006)

(f)	Form of Amendment No. 1 to Administration Services Agreement. (Filed herewith)
(14)	Consent of Independent Registered Public Accounting Firm. (Filed herewith)

(15)	Omitted Financial Statements. (Not applicable)

(16)	Powers of Attorney. (Filed herewith)

(17)	Additional Exhibits. (Not applicable)
ITEM 17. UNDERTAKINGS
(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 (“1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed the initial bona fide offering of them.

(3)	The undersigned registrant agrees to file by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

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SIGNATURES
As required by the Securities Act of 1933, as amended (the “1933 Act”), this registration statement has been signed on behalf of the registrant in the City of Dallas and State of Texas, on the 24th day of December, 2008.

HIGHLAND CREDIT STRATEGIES FUND

/s/ R. Joseph Dougherty

R. Joseph Dougherty
Chief Executive Officer and President
As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

NAME	TITLE

/s/ R. Joseph Dougherty R. Joseph Dougherty	Trustee, Chief Executive Officer and President

/s/ Timothy Hui Timothy Hui*	Trustee

/s/ Scott Kavanaugh Scott Kavanaugh*	Trustee

/s/ James Leary James Leary*	Trustee

/s/ Bryan Ward Bryan Ward*	Trustee

/s/ M. Jason Blackburn M. Jason Blackburn	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary

*By: /s/ M. Jason Blackburn M. Jason Blackburn
Attorney-in-Fact
December 24, 2008

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Exhibit Index

Exhibit No.	Description

(13)(f)	Form of Amendment No. 1 to Administration Services Agreement.

(14)	Consent of Independent Registered Public Accounting Firm.

(16)	Powers of Attorney.

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